UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04015

Eaton Vance Mutual Funds Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Item 1. Reports to Stockholders

Annual Report October 31, 2006

EATON VANCE
TAX-MANAGED
DIVIDEND
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Aamer Khan, CFA

Co-Portfolio Manager

Thomas H. Luster, CFA

Co-Portfolio Manager

Michael R. Mach, CFA

Co-Portfolio Manager

Judith A. Saryan, CFA

Co-Portfolio Manager

The Fund

Performance for the Period Ended October 31, 2006

•                  The fiscal year end for Eaton Vance Tax-Managed Dividend Income Fund (the Fund) has been changed from April 30 to October 31. For the period from April 30, 2006, through October 31, 2006, the Fund’s Class A shares had a total return of 6.14%. This return was the result of an increase in net asset value (NAV) per share to $13.40 on October 31, 2006, from $12.99 on April 30, 2006, and the reinvestment of $0.363 per share in dividend income.(1)

•                  The Fund’s Class B shares had a total return of 5.76% during the same period, the result of an increase in NAV per share to $13.37 from $12.96, and the reinvestment of $0.316 per share in dividend income.(1)

•                  The Fund’s Class C shares had a total return of 5.76% during the same period, the result of an increase in NAV per share to $13.37 from $12.96, and the reinvestment of $0.316 per share in dividend income.(1)

•                  For comparison, the Fund’s benchmark, the Russell 1000 Value Index – a broad-based, unmanaged market index of 1000 U.S. value stocks – had a total return of 7.61% during the same period. The Fund’s peer group, the Lipper Equity Income Funds Classification, had an average return at NAV of 6.13% for the same period.(2)

Management Discussion

•                  U.S. equity markets were volatile, but moved upward at a moderate pace during the period from April 30, 2006 to October 31, 2006. Equities generally rallied after a correction early in the period. Stock prices declined in early May 2006 on fears that global interest rates could continue to rise and concerns about record-high energy prices. In the latter months of the period, however, stocks again rallied, driven by a sharp decline in energy prices, fewer geopolitical worries, and moderate U.S. inflation numbers that eased concerns about future interest-rate increases by the U.S. Federal Reserve Board (the “Fed”). International stocks outperformed U.S. stocks in this late-period rally and for the period.

•                  Based on the Fund’s objective of providing after-tax total return consisting primarily of tax-favored dividend income and capital appreciation, the Fund was primarily invested in securities that generated a relatively high level of qualified dividend income (QDI) during the period ended October 31, 2006. At the end of the period, the Fund had approximately 90% of total investments in common stocks, approximately 9% of total investments in preferred stocks and 1% of total investments in cash equivalents. Within the common stock portfolio, the Fund had a significant exposure to the higher-yielding utility and financial sectors. In addition, the Fund maintained a diversified exposure to the consumer, industrial, energy, health care and materials sectors.(3)

•                  During the period, the Fund underperformed its benchmark index, and the Fund’s Class A shares slightly outperformed its Lipper Classification average (although Class B and Class C shares underperformed the Lipper Classification average). The Fund underperformed the Russell 1000 Value Index primarily because of lagging performance of Fund holdings in the energy, materials, and telecommunications sectors.(2) In the energy sector, the Fund’s holdings in the equipment and services industries were disappointing.  Despite strong long-term performance, energy stocks underperformed the broader market during the six month period due to a sharp decline in the price of oil during the fall of 2006. In the materials sector, Fund

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

(2)       It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)       Sector weightings are subject to change due to active management.

See pages 3 and 4 for more performance information, including after-tax returns.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

holdings in metals and mining stocks underperformed, also as a result of falling commodity prices among key metals. The Fund's telecommunications stocks detracted from performance primarily because of one holding in the wireless industry.

•                  On the other hand, the Fund saw positive contributions to performance in the financials and utilities sectors. In the financial sector, the Fund was underweighted relative to the Russell 1000 Value Index, and this allocation decision contributed positively. Within the sector, the Fund’s financial holdings — especially in the insurance industry — outperformed those in the Index, so selection also contributed positively to the Fund’s performance.(1) In the utilities sector, management continued to diversify and seek high-quality companies, with independent power producers and electric utilities showing particularly strong results.(2)

•                  The Fund’s preferred stock holdings continued to be influenced by interest rates in the market place.  During the period, the Fed appeared to bring an end to its two-year tightening cycle in June 2006, which sparked a bond market rally that pushed longer rates down. Falling interest rates drove preferred stock prices higher during the period, while credit quality remained solid.

•                  During the period, a portion of Fund assets was invested in non-U.S. common and preferred stocks.  These investments provided the Fund with international diversification and dividend yields often more attractive than the yields available on stocks issued by similar domestic corporations. As of October 31, 2006, approximately 17% of the Fund’s total investments was invested in non-U.S. dollar-denominated common stocks. In addition, approximately 4% of the Fund’s total investments was invested in “Yankee” preferreds. Yankee preferreds are preferred stocks generally issued by large, highly-rated, European financial institutions but denominated in U.S. dollars.

•                  We are pleased to report that since inception through October 31, 2006, the Fund has increased its monthly dividend 5 times for all share classes. Since its inception, all of the income generated by the Fund has come from dividends paid by the Fund’s common and preferred stock holdings. The Fund expects that all of the dividends paid by the Fund in fiscal 2006 will be qualified dividends subject to federal income tax at long-term capital gain rates (up to 15%, as long ascertain holding periods and other requirements have been met by receiving Fund shareholders).

•                  The increases in the Fund’s monthly dividend reflected both the effective implementation of the Fund’s dividend capture strategy and the significant number of dividend increases announced by companies represented in the Fund’s common stock portfolio.

•                  Effective July 1, 2006, Thomas Luster joined the portfolio management team of the Fund. Mr. Luster has been a Vice President of Eaton Vance and its subsidiary, Boston Management and Research (“BMR”) for more than five years, and he manages or co-manages other Eaton Vance portfolios.

•                  In closing, we would like to thank the shareholders for their continued confidence and participation in the Fund.

(1)       It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)       Sector weightings are subject to change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Top Ten Holdings*
By net assets

Altria Group	3.2%
Exxon	2.8%
UBS	2.8%
Bank of America	2.7%
Bellsouth Corporation	2.6%
Citigroup	2.5%
TXU Corporation	2.4%
Wachovia Corp	2.4%
First Energy Corp	2.3%
Verizon Communications	2.2%

*      Top Ten Holdings represented 25.9% of Fund net assets as of October 31, 2006. Holdings are subject to change due to active management.

2

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund's performance. The line graphs compare the performance of Class A, Class B and Class C of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of 1000 U.S. value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and Class C of the Fund and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	19.14%	18.22%	18.22%
Life of Fund†	14.00%	13.17%	13.17%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	12.25%	13.22%	17.22%
Life of Fund†	12.05%	12.52%	13.17%

†       Inception Dates – Class A: 5/30/03; Class B: 5/30/03; Class C: 5/30/03

*      Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund Common Stock Investment by Sector††

By net assets

††            Fund information may not be representative of the Fund's current or future investments and may change due to active management.

Comparison of Change in value of a $10,000 Investment in Eaton Vance Tax-Managed Dividend Income Fund Class A vs. the Russell 1000 Value Index**

May 30, 2003 – October 31, 2006

Comparison of Change in value of a $10,000 Investment in Eaton Vance Tax-Managed Dividend Income Fund Class B vs. the Russell 1000 Value Index**

May 30, 2003 – October 31, 2006

Comparison of Change in value of a $10,000 Investment in Eaton Vance Tax-Managed Dividend Income Fund Class C vs. the Russell 1000 Value Index**

May 30, 2003 – October 31, 2006

**          Source: Thomson Financial. Investment operations commenced 5/30/03. It is not possible to invest directly in an Index. The Index’s total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares.

“Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Life of Fund
Return Before Taxes	19.14%	14.00%
Return After Taxes on Distributions	18.15%	13.22%
Return After Taxes on Distributions and Sale of Fund Shares	13.61%	12.02%

Returns at Public Offering Price (POP) (Class A)

	One Year	Life of Fund
Return Before Taxes	12.25%	12.05%
Return After Taxes on Distributions	11.31%	11.29%
Return After Taxes on Distributions and Sale of Fund Shares	9.06%	10.30%

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Life of Fund
Return Before Taxes	18.22%	13.17%
Return After Taxes on Distributions	17.35%	12.51%
Return After Taxes on Distributions and Sale of Fund Shares	12.86%	11.31%

Returns at Public Offering Price (POP) (Class B)

	One Year	Life of Fund
Return Before Taxes	13.22%	12.52%
Return After Taxes on Distributions	12.35%	11.85%
Return After Taxes on Distributions and Sale of Fund Shares	9.61%	10.73%

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Life of Fund
Return Before Taxes	18.22%	13.17%
Return After Taxes on Distributions	17.35%	12.51%
Return After Taxes on Distributions and Sale of Fund Shares	12.86%	11.31%

Returns at Public Offering Price (POP) (Class C)

	One Year	Life of Fund
Return Before Taxes	17.22%	13.17%
Return After Taxes on Distributions	16.35%	12.51%
Return After Taxes on Distributions and Sale of Fund Shares	12.21%	11.31%

Class A, Class B and Class C commenced operations on 5/30/03. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Dividend Income Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$1,061.40	$6.18
Class B	$1,000.00	$1,057.60	$10.06
Class C	$1,000.00	$1,057.60	$10.06
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.06
Class B	$1,000.00	$1,015.40	$9.86
Class C	$1,000.00	$1,015.40	$9.86

* Expenses are equal to the Fund's annualized expense ratio of 1.19% for Class A shares, 1.94% for Class B shares and 1.94% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006.

5

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 89.3%

Security	Shares	Value
Capital Markets — 4.2%
Goldman Sachs Group, Inc. (The)	100,000	$18,979,000
UBS AG(1)	600,000	35,904,000
		$54,883,000
Commercial Banks — 8.0%
National City Corp.	350,000	$13,037,500
Toronto-Dominion Bank, (The)(1)	450,000	26,068,500
U.S. Bancorp	250,000	8,460,000
Wachovia Corp.	550,000	30,525,000
Wells Fargo & Co.	700,000	25,403,000
		$103,494,000
Communications Equipment — 1.5%
Nokia Oyj ADR	1,000,000	$19,880,000
		$19,880,000
Computer Peripherals — 1.4%
International Business Machines Corp.	200,000	$18,466,000
		$18,466,000
Diversified Financial Services — 7.2%
Bank of America Corp.	650,000	$35,015,500
Citigroup, Inc.	650,000	32,604,000
JPMorgan Chase & Co.	550,000	26,092,000
		$93,711,500
Diversified Telecommunication Services — 6.5%
BellSouth Corp.	750,000	$33,825,000
Citizens Communications Co.	1,500,000	21,990,000
Verizon Communications, Inc.	750,000	27,750,000
		$83,565,000
Electric Utilities — 7.9%
CEZ AS(1)	225,000	$8,894,132
E.ON AG(1)	100,000	12,041,660
Edison International	550,000	24,442,000
FirstEnergy Corp.	500,000	29,425,000
Fortum Oyj(1)	600,000	16,565,097
Iberdrola SA(1)	222,000	10,174,899
		$101,542,788

Security	Shares	Value
Electrical Equipment — 1.0%
Emerson Electric Co.	150,000	$12,660,000
		$12,660,000
Energy Equipment & Services — 0.7%
GlobalSantaFe Corp.(1)	175,000	$9,082,500
		$9,082,500
Food & Staples Retailing — 1.1%
Wal-Mart Stores, Inc.	300,000	$14,784,000
		$14,784,000
Food Products — 1.3%
Nestle SA(1)	50,000	$17,088,506
		$17,088,506
Hotels, Restaurants & Leisure — 2.0%
McDonald's Corp.	600,000	$25,152,000
		$25,152,000
Household Durables — 0.7%
Stanley Works (The)	200,000	$9,530,000
		$9,530,000
Household Products — 1.5%
Kimberly-Clark Corp.	150,000	$9,978,000
Kimberly-Clark de Mexico SA de CV(1)	2,250,000	9,406,536
		$19,384,536
Independent Power Producers & Energy Traders — 2.4%
TXU Corp.	500,000	$31,565,000
		$31,565,000
Industrial Conglomerates — 1.9%
General Electric Co.	700,000	$24,577,000
		$24,577,000
Insurance — 4.1%
Lincoln National Corp.	250,000	$15,827,500
St. Paul Travelers Cos., Inc. (The)	500,000	25,565,000
Willis Group Holdings Ltd.(1)	300,000	11,409,000
		$52,801,500

See notes to financial statements

6

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Metals & Mining — 3.1%
Freeport-McMoRan Copper & Gold, Inc., Class B	300,000	$18,144,000
Nucor Corp.	200,000	11,682,000
Southern Copper Corp.	200,000	10,276,000
		$40,102,000
Multiline Retail — 1.8%
J.C. Penney Company, Inc.	300,000	$22,569,000
		$22,569,000
Multi-Utilities — 1.9%
RWE AG(1)	150,000	$14,857,043
Veolia Environnement(1)	150,000	9,179,706
		$24,036,749
Oil, Gas & Consumable Fuels — 12.0%
BP PLC ADR	250,000	$16,775,000
ChevronTexaco Corp.	400,000	26,880,000
ENI SpA ADR	300,000	18,213,000
Exxon Mobil Corp.	500,000	35,710,000
Marathon Oil Corp.	300,000	25,920,000
Statoil ASA ADR	450,000	11,412,000
Total SA ADR	300,000	20,442,000
		$155,352,000
Pharmaceuticals — 7.3%
Eli Lilly & Co.	400,000	$22,404,000
GlaxoSmithKline PLC ADR	300,000	15,975,000
Johnson & Johnson	400,000	26,960,000
Pfizer, Inc.	250,000	6,662,500
Wyeth	450,000	22,963,500
		$94,965,000
Real Estate Investment Trusts (REITs) — 2.7%
Boston Properties, Inc.	50,000	$5,341,500
Equity Residential	200,000	10,922,000
Host Hotels & Resorts, Inc.	400,000	9,224,000
Simon Property Group, Inc.	100,000	9,710,000
		$35,197,500
Road & Rail — 1.5%
Canadian National Railway Co.(1)	400,000	$19,056,000
		$19,056,000

Security	Shares	Value
Specialty Retail — 1.0%
Kingfisher PLC(1)	2,500,000	$12,538,700
		$12,538,700
Textiles, Apparel & Luxury Goods — 1.5%
VF Corp.	250,000	$19,002,500
		$19,002,500
Tobacco — 3.1%
Altria Group, Inc.	500,000	$40,665,000
		$40,665,000
Total Common Stocks (identified cost $983,238,153)		$1,155,651,779
Preferred Stocks — 8.8%
Security	Shares	Value
Automobiles — 0.4%
Porsche International Finance PLC, 7.20%(1)(2)	55,000	$5,598,725
		$5,598,725
Commercial Banks — 2.5%
Abbey National Capital Trust I, 8.963%(2)(4)	47,500	$6,469,049
Auction Pass-Through Trust 2006-5B - USB H, 9.81%(3)(4)	40	1,225,010
Auction Pass-Through Trust 2006-6B - USB H, 9.45%(3)(4)	40	1,225,010
DB Capital Funding VIII, 6.375%	150,000	3,825,000
First Republic Bank, 6.25%	95,000	2,356,000
First Republic Bank, 6.70%	162,000	4,064,580
First Tennessee Bank, 6.22%(3)(4)	2,250	2,317,359
HSBC Capital Funding LP., 10.176%(1)(2)(4)	32,500	4,939,938
Royal Bank of Scotland Group PLC, 5.75%(1)	71,000	1,706,130
Royal Bank of Scotland Group PLC, 6.40%(1)	145,000	3,706,200
		$31,834,276
Consumer Finance — 0.1%
Ford Motor Credit Co., 7.375%	40,000	$840,800
		$840,800
Diversified Financial Services — 1.0%
Bank of America Corp., Series D, 6.204%	200,000	$5,178,000
ING Groep NV, 6.125%(1)	242,000	6,045,160

See notes to financial statements

7

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Diversified Financial Services (continued)
Structured Auction Rate Securities/Stock Custodial-Receipts Merrill H, 6.15%(3)(4)	2,100	$2,228,025
		$13,451,185
Food Products — 0.1%
Ocean Spray Cranberries, Inc., 6.25%(3)	13,250	$1,093,125
		$1,093,125
Gas Utilities — 0.2%
Southern Union Co., 7.55%	118,300	$3,089,996
		$3,089,996
Insurance — 2.6%
Ace Ltd., 7.80%(1)	45,500	$1,197,560
Aegon NV, 6.50%(1)	205,000	5,241,850
Arch Capital Group, Ltd., 7.875%(1)	26,500	679,990
Arch Capital Group, Ltd., 8.00%(1)	185,500	4,869,375
Endurance Specialty Holdings, Ltd., 7.75%(1)	231,550	5,927,680
MetLife, Inc., 6.39%	146,000	3,796,000
MetLife, Inc., 6.50%	70,000	1,820,000
PartnerRe, Ltd., 6.50%(1)	137,000	3,411,300
PartnerRe, Ltd., 6.75%(1)	139,700	3,555,365
RenaissanceRe Holdings, Ltd., 6.08%(1)	107,000	2,493,100
		$32,992,220
Real Estate Investment Trusts (REITs) — 1.4%
AMB Property Corp., 6.75%	79,900	$2,010,284
BRE Properties, Series D, 6.75%	40,000	996,000
Duke Realty Corp., 6.95%	120,000	3,067,200
Health Care Property, 7.10%	150,000	3,807,000
Prologis Trust, 6.75%	65,000	1,638,000
PS Business Parks, Inc., 7.00%	50,000	1,262,500
PS Business Parks, Inc., 7.95%	110,000	2,883,100
Vornado Realty Trust, 6.75%	75,000	1,875,000
		$17,539,084
Thrifts & Mortgage Finance — 0.5%
Federal National Mortgage Association, Series K, 5.396%	140,000	$7,035,000
		$7,035,000
Total Preferred Stocks (identified cost $110,473,783)		$113,474,411

Short-Term Investments — 1.3%
Security	Principal Amount (000's omitted)	Value
Societe Generale Time Deposit, 5.31%, 11/1/06	$16,408	$16,408,000
Total Short-Term Investments (at amortized cost, $16,408,000)		$16,408,000
Total Investments — 99.4% (identified cost $1,110,119,936)		$1,285,534,190
Other Assets, Less Liabilities — 0.6%		$8,203,084
Net Assets — 100.0%		$1,293,737,274

ADR - American Depository Receipt

(1)  Foreign security.

(2)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the aggregate value of the securities is $8,088,529 or 0.6% of the Fund's net assets.

(4)  Variable rate security. The stated interest rate represents the rate in effect at October 31, 2006.

See notes to financial statements

8

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio

Country	Percentage of Total Investments	Value
United States	79.7%	$1,023,895,538
Switzerland	4.1	52,992,506
Canada	3.5	45,124,500
Bermuda	2.5	32,345,810
Germany	2.1	26,898,703
United Kingdom	1.8	22,890,968
Finland	1.3	16,565,097
Netherlands	0.9	11,287,010
Cayman Islands	0.8	10,280,060
Spain	0.8	10,174,899
Mexico	0.7	9,406,536
France	0.7	9,179,706
Czech Republic	0.7	8,894,132
Ireland	0.4	5,598,725
Total	100.0%	$1,285,534,190

See notes to financial statements

9

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $1,110,119,936)	$1,285,534,190
Cash	954
Receivable for investments sold	12,708,089
Receivable for Fund shares sold	10,898,228
Dividends and interest receivable	2,846,507
Tax reclaim receivable	113,432
Total assets	$1,312,101,400
Liabilities
Payable for investments purchased	$14,887,860
Payable for Fund shares redeemed	1,706,181
Payable to affiliate for distribution and service fees	650,045
Payable to affiliate for investment advisory fees	620,725
Payable to affiliate for administration fees	157,549
Payable to affiliate for Trustees' fees	1,133
Accrued expenses	340,633
Total liabilities	$18,364,126
Net Assets	$1,293,737,274
Sources of Net Assets
Paid-in capital	$1,149,995,479
Accumulated net realized loss (computed on the basis of identified cost)	(38,955,634)
Accumulated undistributed net investment income	7,267,903
Net unrealized appreciation (computed on the basis of identified cost)	175,429,526
Total	$1,293,737,274
Class A Shares
Net Assets	$659,949,547
Shares Outstanding	49,250,699
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.40
Maximum Offering Price Per Share (100 ÷ 94.25 of $13.40)	$14.22
Class B Shares
Net Assets	$143,731,310
Shares Outstanding	10,750,714
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.37
Class C Shares
Net Assets	$490,056,417
Shares Outstanding	36,647,620
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.37
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

Investment Income	Period Ended October 31, 2006(1)	Year Ended April 30, 2006
Dividends (net of foreign taxes, $761,373 and $1,839,086, respectively)	$25,459,389	$57,850,384
Interest	449,562	408,310
Total investment income	$25,908,951	$58,258,694
Expenses
Investment adviser fee	$3,346,304	$4,380,016
Administration fee	790,226	1,010,657
Trustees' fees and expenses	11,386	22,566
Distribution and service fees
Class A	658,646	791,449
Class B	635,212	981,272
Class C	1,998,375	2,590,647
Transfer and dividend disbursing agent fees	381,817	506,323
Custodian fee	161,990	353,449
Legal and accounting services	67,060	49,090
Registration fees	61,353	120,053
Printing and postage	56,279	66,440
Miscellaneous	72,488	42,966
Total expenses	$8,241,136	$10,914,928
Deduct — Reduction of custodian fee	$6,347	$11,462
Reduction of investment advisory fee	—	67,418
Total expense reductions	$6,347	$78,880
Net expenses	$8,234,789	$10,836,048
Net investment income	$17,674,162	$47,422,646
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(32,073,633)	$(5,869,280)
Foreign currency transactions	(86,078)	(426,079)
Net realized loss	$(32,159,711)	$(6,295,359)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$85,267,150	$60,865,840
Foreign currency	(117,718)	126,025
Net change in unrealized appreciation (depreciation)	$85,149,432	$60,991,865
Net realized and unrealized gain	$52,989,721	$54,696,506
Net increase in net assets from operations	$70,663,883	$102,119,152

(1) For the six months ended October 31, 2006.

See notes to financial statements

10

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2006(1)	Year Ended April 30, 2006	Year Ended April 30, 2005
From operations — Net investment income	$17,674,162	$47,422,646	$20,653,197
Net realized loss from investment transactions and foreign currency	(32,159,711)	(6,295,359)	(2,129,197)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	85,149,432	60,991,865	27,134,694
Net increase in net assets from operations	$70,663,883	$102,119,152	$45,658,694
Distributions to shareholders — From net investment income Class A	$(14,892,374)	$(16,854,194)	$(7,435,167)
Class B	(3,116,092)	(4,458,473)	(2,537,028)
Class C	(9,831,898)	(11,849,664)	(5,638,474)
Total distributions to shareholders	$(27,840,364)	$(33,162,331)	$(15,610,669)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$211,021,600	$251,392,106	$125,098,185
Class B	26,571,508	42,104,047	38,656,600
Class C	139,299,888	162,588,198	89,783,302
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	9,886,452	11,286,235	4,995,133
Class B	1,971,057	2,821,775	1,573,826
Class C	5,144,929	6,109,408	2,801,624
Cost of shares redeemed
Class A	(37,791,536)	(60,580,545)	(31,957,287)
Class B	(7,675,616)	(12,211,050)	(6,044,426)
Class C	(21,329,327)	(29,585,505)	(11,250,437)
Net asset value of shares exchanged
Class A	1,952,983	2,017,596	412,800
Class B	(1,952,983)	(2,017,596)	(412,800)
Net increase in net assets from Fund share transactions	$327,098,955	$373,924,669	$213,656,520
Net increase in net assets	$369,922,474	$442,881,490	$243,704,545
Net Assets
At beginning of period	$923,814,800	$480,933,310	$237,228,765
At end of period	$1,293,737,274	$923,814,800	$480,933,310
Accumulated undistributed net investment income included in net assets
At end of period	$7,267,903	$17,520,182	$5,284,430

(1)  For the six months ended October 31, 2006.

See notes to financial statements

11

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Period Ended		Year Ended April 30,		Period Ended
	October 31, 2006(1)		2006	2005	April 30, 2004(2)
Net asset value — Beginning of period	$12.990		$11.820	$10.640	$10.000
Income (loss) from operations
Net investment income(3)	$0.239		$0.922	$0.743	$0.500
Net realized and unrealized gain	0.534		0.889	0.989	0.437
Total income from operations	$0.773		$1.811	$1.732	$0.937
Less distributions
From net investment income	$(0.363)		$(0.641)	$(0.552)	$(0.297)
Total distributions	$(0.363)		$(0.641)	$(0.552)	$(0.297)
Net asset value — End of period	$13.400		$12.990	$11.820	$10.640
Total Return(4)	6.14%		15.78%	16.54%	9.44%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$659,950		$452,785	$215,759	$104,169
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.19	%(6)	1.21%	1.25%	1.40	%(6)
Expenses after custodian fee reduction(5)	1.19	%(6)	1.21%	1.25%	1.40	%(6)
Net investment income	3.69	%(6)	7.49%	6.46%	5.05	%(6)
Portfolio Turnover	46%		247%	162%	117%

(1)  For the six month period ended October 31, 2006. During the current period, Fund changed its fiscal year end from April 30 to October 31.

(2)  For the period from the start of business, May 30, 2003 to April 30, 2004.

(3)  Net investment income per share was computed using average shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  The investment adviser waived a portion of its advisory fee and/or the administrator subsized certain operating expenses (equal to 0.01%, 0.01% and 0.07% of average daily net assets for the fiscal years ended April 30, 2006, 2005 and 2004, respectively).

(6)  Annualized.

See notes to financial statements

12

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Period Ended		Year Ended April 30,		Period Ended
	October 31, 2006(1)		2006	2005	April 30, 2004(2)
Net asset value — Beginning of period	$12.960		$11.790	$10.630	$10.000
Income (loss) from operations
Net investment income(3)	$0.200		$0.801	$0.648	$0.427
Net realized and unrealized gain	0.526		0.919	0.986	0.446
Total income from operations	$0.726		$1.720	$1.634	$0.873
Less distributions
From net investment income	$(0.316)		$(0.550)	$(0.474)	$(0.243)
Total distributions	$(0.316)		$(0.550)	$(0.474)	$(0.243)
Net asset value — End of period	$13.370		$12.960	$11.790	$10.630
Total Return(4)	5.76%		14.97%	15.57%	8.79%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$143,731		$120,272	$79,871	$40,731
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.94	%(6)	1.96%	2.00%	2.15	%(6)
Expenses after custodian fee reduction(5)	1.94	%(6)	1.96%	2.00%	2.15	%(6)
Net investment income	3.11	%(6)	6.53%	5.65%	4.31	%(6)
Portfolio Turnover	46%		247%	162%	117%

(1)  For the six month period ended October 31, 2006. During the current period, the Fund changed its fiscal year end from April 30 to October 31.

(2)  For the period from the start of business, May 30, 2003, to April 30, 2004.

(3)  Net investment income per share was computed using average shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  The investment adviser waived a portion of its advisory fee and/or the administrator subsized certain operating expenses (equal to 0.01%, 0.01% and 0.07% of average daily net assets for the fiscal years ended April 30, 2006, 2005 and 2004, respectively).

(6)  Annualized.

See notes to financial statements

13

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Period Ended		Year Ended April 30,		Period Ended
	October 31, 2006(1)		2006	2005	April 30, 2004(2)
Net asset value — Beginning of period	$12.960		$11.800	$10.630	$10.000
Income (loss) from operations
Net investment income(3)	$0.192		$0.817	$0.653	$0.432
Net realized and unrealized gain	0.534		0.893	0.991	0.441
Total income from operations	$0.726		$1.710	$1.644	$0.873
Less distributions
From net investment income	$(0.316)		$(0.550)	$(0.474)	$(0.243)
Total distributions	$(0.316)		$(0.550)	$(0.474)	$(0.243)
Net asset value — End of period	$13.370		$12.960	$11.800	$10.630
Total Return(4)	5.76%		14.87%	15.66%	8.79%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$490,056		$350,758	$185,303	$92,329
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.94	%(6)	1.96%	2.00%	2.15	%(6)
Expenses after custodian fee reduction(5)	1.94	%(6)	1.96%	2.00%	2.15	%(6)
Net investment income	2.98	%(6)	6.65%	5.69%	4.34	%(6)
Portfolio Turnover	46%		247%	162%	117%

(1)  For the six month period ended October 31, 2006. During the current period, the Fund changed its fiscal year end from April 30 to October 31.

(2)  For the period from the start of business, May 30, 2003 to April 30, 2004.

(3)  Net investment income per share was computed using average shares outstanding.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  The investment adviser waived a portion of its advisory fee and/or the administrator subsized certain operating expenses (equal to 0.01%, 0.01% and 0.07% of average daily net assets for the fiscal fiscal years ended April 30, 2006, 2005 and 2004, respectively).

(6)  Annualized.

See notes to financial statements

14

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Tax-Managed Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to achieve after-tax total return by investing primarily in a diversified portfolio of common and preferred stocks that pay dividends that qualify for federal income taxation at long–term capital gains rates ("tax-favored dividends"). The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the accrual basis.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things,

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $38,835,761 which will reduce the taxable income arising from future net realized gain in investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on: October 31, 2011 ($252,492), October 31, 2012 ($2,039,433), October 31, 2013 ($4,586,180) and October 31, 2014 ($31,957,656).

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Financial Futures Contracts — Upon entering a financial futures contract, the Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Fund positions. Should prices move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Purchased Options — Upon the purchase of a put option by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

I  Securities Sold Short — The Fund may sell individual securities short if it owns at least an equal amount of the security sold short or has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that, if such right is conditional, the sale is made upon the same conditions (a covered short sale). The Fund may sell short securities representing an index or basket of securities whose constituents the Fund holds in whole or in part. A short sale of an index or basket security will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Fund.

The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. The exposure to loss on covered short sales (to the extent the value of the security sold short rises instead of falls) is offset by the increase in the value of the underlying security or securities retained. The profit or loss on a covered short sale is also affected by the borrowing cost of any securities borrowed in connection with the short sale (which will vary with market conditions) and use of the proceeds of the short sale. The Fund expects normally to close its covered short sales by delivering newly-acquired stock.

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Exposure to loss on an index or basket security sold short will not be offset by gains on other securities holdings to the extent that the constituent securities of the index or basket security sold short are not held by the Fund. Such losses may be substantial.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

L  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

  2  Distribution to Shareholders

It is the present policy of the Fund to make monthly dividend distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the period from May 1, 2006 to October 31, 2006 and the years ended April 30, 2006 and April 30, 2005 was as follows:

	Year Ended
	October 31, 2006	April 30, 2006	April 30, 2005
Distributions declared from:

Ordinary income	$27,840,364	$33,162,331	$15,610,669

During the period from May 1, 2006 to October 31, 2006, accumulated undistributed net investment income was decreased by $86,077 and accumulated net realized loss was decreased by $86,077 primarily due to differing treatment of certain dividends received from the Fund's investment in Real Estate Investment Trusts (REITs). This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$7,140,643
Capital loss carryforwards	$(38,835,761)
Unrealized gain	$175,436,913

  3  Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

Class A	Period Ended October 31, 2006(1)	Year Ended April 30, 2006	Year Ended April 30, 2005
Sales	16,412,434	20,439,240	10,852,656
Issued to shareholders electing to receive payments of distributions in Fund shares	776,077	918,038	431,760
Redemptions	(2,959,859)	(4,913,417)	(2,847,599)
Exchanges from Class B shares	154,366	163,619	35,461
Net increase	14,383,018	16,607,480	8,472,278

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Class B	Period Ended October 31, 2006(1)	Year Ended April 30, 2006	Year Ended April 30, 2005
Sales	2,071,311	3,436,193	3,368,539
Issued to shareholders electing to receive payments of distributions in Fund shares	155,293	230,280	136,088
Redemptions	(602,906)	(993,777)	(528,003)
Exchanges to Class A shares	(154,674)	(163,946)	(35,527)
Net increase	1,469,024	2,508,750	2,941,097

Class C	Period Ended October 31, 2006(1)	Year Ended April 30, 2006	Year Ended April 30, 2005
Sales	10,852,246	13,261,839	7,760,896
Issued to shareholders electing to receive payments of distributions in Fund shares	404,714	497,886	242,047
Redemptions	(1,671,681)	(2,407,104)	(978,209)
Net increase	9,585,279	11,352,621	7,024,734

(1)  For the period from May 1, 2006 to October 31, 2006.

  4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee equal to 0.650% annually of average daily net assets of the Fund up to $500 million, and at reduced rates as daily net assets exceed that level. The Fund's advisory fee was 0.61% of the Fund's average daily net assets for the period ended October 31, 2006 and the year ended Apri 30, 2006. For the period from May 1, 2006 to October 31, 2006, the advisory fee amounted to $3,346,304. For the year ended April 30, 2006, the advisory fee amounted to $4,380,016. EVM has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Fund portfolio transactions that is consideration for third-party research services. For the period from May 1, 2006 to October 31, 2006, EVM did not waive any of its advisory fee. For the year ended April 30, 2006, EVM waived $67,418 of its advisory fee. An administration fee is earned by EVM for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the period from May 1, 2006 to October 31, 2006, the administration fee amounted to $790,226. For the year ended April 30, 2006, the administration fee amounted to $1,010,657.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by EVM. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from May 1, 2006 to October 31, 2006 and the year ended April 30, 2006, no significant amounts have been deferred.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the period from May 1, 2006 to October 31, 2006 and the year ended April 30, 2006, EVM received $36,216 and $30,576 in sub-transfer agent fees, respectively.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $569,929 and $666,228 as its portion of the sales charge on sales of Class A shares for the period from May 1, 2006 to October 31, 2006 and the year ended April 30, 2006, respectively.

Certain officers and Trustees of the Fund are officers of the above organizations.

  5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the period from May 1, 2006 to October 31, 2006 amounted to $658,646 for Class A shares. Distribution and service fees paid or accrued for the year ended April 30, 2006 amounted to $791,449. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, "the Plans"). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. Distribution fees paid or accrued for the period from May 1, 2006 to October 31, 2006 amounted to $476,409 and $1,498,781, for Class B and Class C shares, respectively. Distribution fees paid or accrued for the year ended April 30, 2006 amounted to $735,954 and $1,942,985 for Class B and Class C shares, respectively. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $5,212,000 and $24,235,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the period from May 1, 2006 to October 31, 2006 amounted to $158,803, and $499,594, for Class B and Class C shares, respectively. Service fees paid or accrued for the year ended April 30, 2006 amounted to $245,318, and $647,662, for Class B and Class C shares, respectively.

  6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $3,000, $139,000 and $28,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the period from May 1, 2006 to October 31, 2006.

  7  Investments Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $791,399,412 and $477,756,693 respectively, for the period from May 1, 2006 to October 31, 2006.

  8  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$1,110,112,549
Gross unrealized appreciation	$176,003,762
Gross unrealized depreciation	(582,121)
Net unrealized appreciation	$175,421,641

The net unrealized appreciation on foreign currency as of October 31, 2006 is $15,272.

  9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

  10  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Fund did not have any open obligations under these financial instruments at October 31, 2006.

  11  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the period from May 1, 2006 to October 31, 2006 and the year ended April 30, 2006.

  12  Fiscal Year End Change

Effective August, 7, 2006, the Fund changed its fiscal year end from April 30 to October 31.

  13  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Dividend Income Fund (one of the series constituting the Eaton Vance Mutual Funds Trust) (the "Fund"), including the portfolio of investments, as of October 31, 2006, the related statement of operations for the six month period ended October 31, 2006 and the year ended April 30, 2006, the statements of changes in net assets for the six month period ended October 31, 2006 and for each of the two years ended April 30, 2006, and April 30, 2005 and the financial highlights for the six month period ended October 31, 2006 and for each of the two years ended April 30, 2006, and April 30, 2005 and for the period from May 30, 2003 (commencement of operations) to April 30, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006, the results of its operations for the six month period ended October 31, 2006 and the year ended April 30, 2006, the statements of changes in its net assets for the six month period ended October 31, 2006 and for each of the two years ended April 30, 2006 and April 30, 2005 and the financial highlights for the six month period ended October 31, 2006 and for each of the two years ended April 30, 2006 and April 30, 2005 and for the period from May 30, 2003 (commencement of operations) to April 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

21

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2006

FEDERAL TAX INFORMATION

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar year 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income — The Fund designates approximately $24,712,713, or up to the maximum amount of such dividend allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction — Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2006 ordinary income dividends, 84.94% qualifies for the corporate dividends received deduction.

22

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

23

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Dividend Income Fund (the "Fund") with Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in foreign markets. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

24

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Fund (referred to collectively as "management fees").

As part of its review, the Board considered the Fund's management fees (including administrative fees) and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

25

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Since 1991	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

26

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Since 1986	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

27

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

28

Investment Advisor and Administrator of
Eaton Vance Tax-Managed Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Tax-Managed Dividend Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1857-12/06  TMDISRC

Annual Report October 31, 2006

EATON VANCE

EQUITY

RESEARCH

FUND

IMPORTANT NOTICES REGARDING PRIVACY,

DELIVERY OF SHAREHOLDER DOCUMENTS,

PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•     Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•     None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•     Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•     We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance family of funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time top time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Equity Research Fund as of October 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Walter A. Row III, CFA

Investment Team Leader

The Fund

Performance for the Past Year

•  During the year ended October 31, 2006, the Fund’s Class A shares had a total return of 15.59%.(1) This return was the result of an increase in net asset value (NAV) per share to $13.37 on October 31, 2006, from $12.15 on October 31, 2005, and the reinvestment of $0.021 per share in dividend income and $0.594 per share in capital gains.(1)

•  For comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (the S&P 500) — a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance — had a total return of 16.33% during the same period. The Fund’s peer group, the Lipper Large-Cap Core Funds Classification, had an average total return of 14.23% during the same period.(2)

Management Discussion

•  U.S. equity markets moved upward at a solid pace during the year ended October 31, 2006, driven by continued strong economic growth, low to moderate inflation, and a pause in the U.S. Federal Reserve Board’s (the “Fed”) long tightening cycle. The Fed, which raised short-term rates 17 times between June 2004 and June 2006, appears to be awaiting further economic inputs to determine the future direction of interest rate moves. At October 31, 2006, the Federal Funds rate stood at 5.25%. In addition to solid economic growth and generally strong profit reports, the stock market benefited from a sharp decline in oil prices late in the period, which bolstered consumer confidence and spending. Moreover, unemployment reached a 5-year low of 4.4% in October 2006, indicating that the job market remained strong.

•  During the period, the Fund slightly underperformed its benchmark index primarily due to lagging returns in the telecommunication services, health care and consumer staples sectors. Fund holdings in these sectors detracted from relative performance because, while positive, the sectors’ performance lagged that of the S&P 500 Index during the period.(2)

•  On the positive side, several of the Fund’s energy holdings made solid contributions to performance, reflecting tight energy supply, geopolitcal turmoil, and increasing demand from sustained global economic growth. Despite a sharp decline in energy prices at the end of the period, this was still the top-performing sector for the Fund’s fiscal year. Selection played a key role, especially in the oil and oil services industries, in which the Fund’s holdings performed well during the period.

•  Information technology (IT) also contributed positively to the Fund’s relative performance, as management’s selections outperformed IT stocks in the S&P 500 Index. Finally, in the materials sector, the Fund’s holdings performed well, contributing positively to performance relative to the S&P 500.(2), (3) In this sector, mining stocks made solid contributions, benefiting from high prices for several metals — including gold, silver, and copper — during much of the period.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares. If the sales charge was deducted, the returns would be lower. Absent expense waivers by the adviser and the administrator and an allocation of certain expenses to the adviser, the returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)	Sector weightings are subject to change due to active management.

The views expressed throughout this report are those of the investment team leader and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

Eaton Vance Equity Research Fund as of October 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. Effective June 13, 2005, the Fund’s outstanding shares were classified as Class A shares. Prior to August 26, 2005, the Fund was not actively marketed and had few shareholders. From inception to August 26, 2005, the Fund’s expenses were voluntarily subsidized to limit Annual Fund Operating Expenses to 1.40%. Absent the subsidy, Fund performance would have been lower. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. The table includes the total returns of Class A shares of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A
Average Annual Total Returns (at net as set value)
One Year	15.59%
Life of Fund†	7.11
SEC Average Annual Total Returns (including sales charge)
One Year	8.96%
Life of Fund†	5.85

†      Inception Date – 11/01/01

*      Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares. If the sales charge was deducted, the returns would be lower. Absent expense waivers by the adviser and the administrator and an allocation of certain expenses to the adviser, the returns would be lower. SEC Average Annual Total Returns for Class A shares reflect the maximum 5.75% sales charge.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Common Stock Investments by Sector†

By net assets

†      As of October 31, 2006. Fund information may not be representative of the Fund’s current or future investments and are subject to change due to active management.

**   Source: Thomson Financial. Class A of the Fund commenced investment operations on 11/1/01.

It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Top Ten Equity Holdings††

By net assets

Exxon Mobil Corp.	3.5%
General Electric Co.	2.1
Procter & Gamble Co.	1.9
Microsoft Corp.	1.9
Altria Group, Inc.	1.7
J.P. Morgan Chase & Co.	1.7
Verizon Communications, Inc.	1.7
Emerson Electric Co.	1.6
Google, Inc. Class A	1.6
Bank of America Corp.	1.5

††    Top Ten Equity Holdings represented 19.2% of Fund net assets as of October 31, 2006. Holdings are subject to change due to active management.

2

Eaton Vance Equity Research Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Equity Research Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual	$1,000.00	$1,041.30	$6.43	**
Class A
Hypothetical (5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	**

*      Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006.

**   Absent expense waivers by the adviser and administrator and an allocation of certain expenses to the adviser, expenses would be higher.

3

Eaton Vance Equity Research Fund as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Security	Shares	Value

Common Stocks — 95.8%

Aerospace & Defense — 3.0%
General Dynamics Corp.	342	$24,316
Lockheed Martin Corp.	233	20,255
Northrop Grumman Corp.	232	15,402
United Technologies Corp.	483	31,743
		$91,716

Airfreight & Logistics — 1.0%
Fed Ex Corp.	261	$29,895

Auto Components — 0.5%
Borg-Warner, Inc.	266	$15,295

Beverages — 1.9%
Anheuser-Busch Cos., Inc.	265	$12,566
Pepsi Co, Inc.	745	47,263
		$59,829

Biotechnology — 2.8%
Amgen, Inc.(1)	161	$12,222
Biogen Idec Inc.(1)	360	17,136
BioMarin Pharmaceutical Inc.(1)	1,315	21,079
Celgene Corp.(1)	294	15,711
Gilead Sciences, Inc.(1)	290	19,981
		$86,129

Business Services — 1.2%
Master card Inc., Class A	130	$9,633
MoneyGram International, Inc.	330	11,289
Paychex, Inc.	335	13,226
Western Union Co.(1)	70	1,544
		$35,692

Capital Markets — 4.6%
Affiliated Managers Group, Inc.(1)	111	$11,116
AMVESCAP plc, ADS	620	14,248
Bank of New York, Co., Inc.	240	$8,249
Credit Suisse Group, ADS	181	10,947
Deutsche Bank AG, GRS	91	11,498
Goldman Sachs Group, Inc.	156	29,607
Mellon Financial Corp.	745	28,906
UBS AG	450	26,928
		$141,499

Chemicals — 1.4%
Ecolab Inc.	145	$6,576
E.I. Dupont de Nemours & Co.	601	27,526
Monsanto Co.	226	9,994
		$44,096

Commercial Banks — 3.7%
Anglo Irish Bank Corp., plc	915	$16,330
BNP Paribas SA	66	7,249
Industrial & Commercial Bank of China, Ltd.(1)	1,403	628
KBC Group N.V.	157	17,144
National Bank of Canada	125	6,833
PNC Financial Services Group, Inc.	330	23,110
Wachovia Corp.	551	30,581
Wells Fargo & Co.	300	10,887
		$112,762

Communications Equipment — 2.3%
Cisco Systems, Inc.(1)	1,325	$31,972
Corning, Inc.(1)	1,542	31,503
Tellabs inc.(1)	760	8,010
		$71,485

Computers & Peripherals — 3.3%
Apple Computer, Inc.(1)	255	$20,675
Dell, Inc.(1)	582	14,160
EMC Corp.(1)	834	10,217
Hewlett-Packard Co.	440	17,046

See notes to financial statements

4

Security	Shares	Value

Computers & Peripherals (continued)
International Business Machines Corp.	355	$32,777
Sun Microsystems, Inc.(1)	1,400	7,602
		$102,477

Consumer Finance — 1.1%
American Express Co.	286	$16,534
Student Loan Corp.	89	18,423
		$34,957

Electrical Equipment — 1.6%
Emerson Electric Co.	600	$50,640

Electronics – Semiconductors — 3.3%
Altera Corp. (1)	260	$4,794
Analog Devices, Inc.	363	11,551
Applied Materials, Inc.	315	5,478
ASML Holding N.V.(1)	265	6,053
Broadcom Corp., Class A(1)	105	3,178
Intel Corp.	1,407	30,025
Marvell Technology Group, Ltd.(1)	284	5,192
Maxim Integrated Products, Inc.	157	4,712
Microchip Technology, Inc.	260	8,562
Silicon Laboratories, Inc.(1)	142	4,633
Teradyne, Inc.(1)	667	9,351
Texas Instruments Inc.	269	8,118
		$101,647

Energy Equipment & Services — 1.6%
Schlumberger Ltd.	500	$31,540
Transocean Inc.(1)	248	17,990
		$49,530

Financial Services – Diversified — 5.4%
Bank of America Corp.	880	$47,406
Citigroup, Inc.	801	40,178
JP Morgan Chase & Co.	1,085	51,472
Moody’s Corp.	425	$28,178
		$167,234

Food Products — 1.3%
Nestle SA, ADR	457	$39,037

Health Care Equipment & Supplies — 1.4%
Baxter International Inc.	340	$15,630
Medtronic, Inc.	304	14,799
Zimmer Holdings, Inc.(1)	168	12,098
		$42,527

Health Care Services — 2.0%
Caremark Rx, Inc.	232	$11,421
Express Scripts, Inc.(1)	165	10,514
Quest Diagnostics Inc.	240	11,938
UnitedHealth Group, Inc.	305	14,878
WellPoint, Inc.(1)	155	11,830
		$60,581

Hotels, Restaurants & Leisure — 0.6%
Marriott International, Inc., Class A	435	$18,170

Household Durables — 0.3%
D.R. Horton, Inc.	200	$4,686
Ryland Group, Inc. (The)	90	4,134
		$8,820

Household Products — 2.6%
Colgate-Palmolive Co.	299	$19,127
Procter & Gamble Co.	944	59,840
		$78,967

Industrial Conglomerates — 2.1%
General Electric Co.	1,806	$63,409

See notes to financial statements

5

Security	Shares	Value

Insurance — 5.7%
ACE Ltd.	195	$11,164
American International Group, Inc.	691	46,414
AON Corp.	293	10,193
Assurant, Inc.	45	2,370
First American Corp.	170	6,941
Hartford Financial Services Group, Inc. (The)	192	16,737
Lincoln National Corp.	130	8,230
Markel Corp. (1)	13	5,194
MetLife, Inc.	154	8,798
Prudential Financial, Inc.	238	18,309
RLI Corp.	126	6,830
St. Paul Travelers Companies, Inc. (The)	249	12,731
Willis Group Holdings Ltd.	77	2,928
W.R. Berkley Corp.	345	12,717
Zurich Financial Services	22	5,436
		$174,992

Internet Software & Services — 1.6%
Google Inc., Class A(1)	106	$50,497

Life Sciences Tools & Services — 0.5%
Fisher Scientific International Inc.(1)	170	$14,555

Machinery — 2.1%
Danaher Corp.	637	$45,718
Deere & Co.	239	20,346
		$66,064

Media — 2.5%
CBS Corp., Class B	97	$2,807
Comcast Corp., Class A(1)	680	27,656
McGraw-Hill Companies, Inc., (The)	354	22,716
Omnicom Group, Inc.	67	6,797
Time Warner Inc.	725	14,507
Viacom, Inc., Class B(1)	97	3,775
		$78,258

Metals & Mining — 1.3%
Alcan Inc.	95	$4,475
Companhia Vale do Rio Doce, ADR	516	13,127
Goldcorp Inc.	390	10,249
Teck Cominco Ltd., Class B	184	13,574
		$41,425

Oil & Gas — 7.7%
Chesapeake Energy Corp.	967	$31,369
Chevron Corp.	480	32,256
Exxon Mobil Corp.	1,517	108,344
Occidental Petroleum Corp.	420	19,715
Suncor Energy Inc.	300	22,995
Western Refining, Inc.	983	23,159
		$237,838

Paper & Forest Products — 0.5%
Bowater Inc.	105	$2,196
International Paper Co.	225	7,504
Weyerhaeuser Co.	75	4,769
		$14,469

Pharmaceuticals — 5.4%
Abbott Laboratories	270	$12,828
Allergan, Inc.	190	21,945
Lilly (Eli) & Co.	247	13,834
Novartis AG, ADS	330	20,041
Novo Nordisk A/S, ADS	180	13,536
Roche Holding Ltd, ADR	310	27,128
Shire plc, ADS	480	26,328
Wyeth	614	31,332
		$166,972

Reits — 1.0%
AvalonBay Communities, Inc.	116	$15,203
Simon Property Group, Inc.	155	15,051
		$30,254

See notes to financial statements

6

Security	Shares	Value

Retail – Food & Staples — 1.6%
Walgreen Co.	390	$17,035
Wal-Mart Stores, Inc.	634	31,244
		$48,279

Retail – Multiline — 1.7%
Federated Department Stores, Inc.	505	$22,175
J.C. Penney Co., Inc.	290	21,817
Target Corp.	139	8,226
		$52,218

Retail – Specialty — 2.5%
Bed Bath & Beyond Inc.(1)	185	$7,454
Best Buy Co., Inc.	165	9,116
Chico’s FAS, Inc.(1)	710	16,990
GameStop Corp.(1)	120	6,127
Home Depot, Inc.	347	12,954
Staples, Inc.	897	23,134
		$75,775

Software Services — 3.1%
Activision, Inc.(1)	460	$7,093
Autodesk, Inc.(1)	185	6,799
Microsoft Corp.	2,082	59,774
Oracle Corp.(1)	1,139	21,037
		$94,703

Telecommunication Services – Diversified — 2.4%
Verizon Communications Inc.	1,390	$51,430
Windstream Corp.	1,523	20,896
		$72,326

Telecommunication Services – Wireless — 0.9%
Alltel Corp.	530	$28,254

Textiles, Apparel & Luxury Goods — 0.3%
Phillips-Van Heusen Corp.	175	$8,008

Thrifts & Mortgage Finance — 0.8%
Fannie Mae	228	$13,511
Freddie Mac	165	11,383
		$24,894

Tobacco — 2.3%
Altria Group, Inc.	645	$52,458
Carolina Group	111	6,418
Reynolds American Inc.	166	10,485
		$69,361

Utilities – Electric — 2.5%
Exelon Corp.	330	$20,453
Mirant Corp.(1)	465	13,745
TXU Corp.	673	42,486
		$76,684

Utilities – Multi-Utilities — 0.4%
Northwestern corp.	360	$12,737

Total Common Stocks (identified cost $2,558,199)		$2,944,957

Total investments — 95.8% (identified cost $2,558,199)		$2,944,957

Other Assets, Less Liabilities — 4.2%		$130,428

Net assets — 100.0%		$3,075,385

(1) Non-Income producing security.

ADR–American Depository Receipt

ADS–American Depository Share

GRS–Global Registered Share

See notes to financial statements

7

Eaton Vance Equity Research Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October31, 2006

Assets
Investments, at value (identified cost, $2,558,199)	$2,944,957
Cash	75,372
Foreign currency, at value (identified cost, $6,533)	6,479
Receivable for Fund shares sold	25,923
Receivable for investments sold	15,011
Dividends receivable	2,328
Tax reclaim receivable	21
Receivable from the Adviser	68,311
Total assets	$3,138,402

Liabilities
Payable to affiliate for distribution and service fees	$623
Payable for investments purchased	42,540
Accrued expenses	19,854
Total liabilities	$63,017
Net Assets	$3,075,385

Sources of Net Assets
Paid-in capital	$2,555,949
Accumulated net realized gain (computed on the basis of identified cost)	122,325
Accumulated undistributed net investment income	10,404
Net unrealized appreciation (computed on the basis of identified cost)	386,707
Total	$3,075,385

Class A shares
Net Assets	$3,075,385
Shares Outstanding	230,045
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.37
Maximum Offering Price Per Share (100÷94.25 of $13.37)	$14.19

Statement of Operations

For the Year Ended
October 31, 2006

Investment income
Dividends (net of foreign taxes, $613)	$34,508
Interest	6,237
Total investment income	$40,745
Expenses —
Investment adviser fee	$15,040
Administration fee	3,472
Distribution and service fees – Class A	5,788
Custodian fee	14,285
Legal and accounting services	36,864
Printing and postage	13,052
Registration fees	22,771
Transfer and dividend disbursing agent fees	1,006
Miscellaneous	3,634
Total expenses	$115,912

Deduct —
Waiver and reimbursement of expenses by the Adviser and/or Administrator	$86,823
Reduction of custodian fee	125
Total expense reductions	$86,948

Net expenses	$28,964

Net investment income	$11,781

Realized and unrealized gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$132,959
Foreign currency transactions	110
Net realized gain	$133,069
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$183,606
Foreign currency	28
Net change in unrealized appreciation (depreciation)	$183,634

Net realized and unrealized gain	$316,703

Net increase in net assets from operations	$328,484

See notes to financial statements

8

Statements of Changes in Net Assets

Increase (Decrease)	Year ended	Year ended
in Net assets	October 31,2006	October 31,2005
From operations —
Net investment income	$11,781	$5,434
Net realized gain on investments and foreign currency transactions	133,069	100,556
Net change in unrealized appreciation (depreciation) from investments	183,634	76,534
Net increase in net assets from operations	$328,484	$182,524

Distributions to Shareholders:
From net investment income	$(3,119)	$(4,361)
From net realized gains	(88,696)	—
Total distributions to shareholders	$(91,815)	$(4,361)
Transactions in shares of beneficial interest —
Proceeds from sale of shares	$1,159,759	$784,868
Net asset value of shares issued to shareholders in payment of distributions declared	91,642	4,361
Cost of shares redeemed	(143,030)	(532,825)
Net increase in net assets from Fund share transactions	$1,108,371	$256,404
Net increase in net assets	$1,345,040	$434,567

Net Assets
At beginning of year	$1,730,345	$1,295,778
At end of year	$3,075,385	$1,730,345

Accumulated undistributed net investment income included in net assets
At end of year	$10,404	$1,637

See notes to financial statements

9

Financial Highlights

	Class A
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(3)
Net asset value — Beginning of year	$12.150	$10.810	$9.860	$8.400	$10.000

Income (loss) from operations
Net investment income (loss)	$0.064	$0.041	$0.007	$0.007	$(0.001)
Net realized and unrealized gain (loss)	1.771	1.334	0.952	1.453	(1.599)
Total Income (loss) from operations	$1.835	$1.375	$0.959	$1.460	$(1.600)

Less distributions
From net investment income	$(0.021)	$(0.035)	$(0.009)	$—	$—
From net realized gain	(0.594)	—	—	—	—
Total distributions	$(0.615)	$(0.035)	$(0.009)	$—	$—
Net asset value — End of year	$13.370	$12.150	$10.810	$9.860	$8.400
Total Return(2)	15.59%	12.74%	9.73%	17.38%	(16.00)%

Ratios/Supplemental Data †
Net assets, end of period (000’s omitted)	$3,075	$1,730	$1,296	$949	$686
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.25%	1.25%	1.40%	1.40%	1.45%
Expenses after custodian fee reduction(4)	1.25%	1.25%	1.40%	1.40%	1.40%
Net investment income (loss)	0.51%	0.35%	0.07%	0.08%	(0.01)%
Portfolio Turnover	74%	93%	70%	64%	90%

(1)   Net investment income (loss) per share was computed using average shares outstanding.

(2)   Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total return would have been lower had certain expenses had not been reduced during the periods shown.

(3)   Class A commenced operations on November 1, 2001.

(4)   The advisor waived its advisory fee, the administrator waived its administration fee and the advisor subsidized certain operating expenses (equal to 3.74%, 5.70%, 4.27%, 5.27% and 5.77% of average daily net assets for 2006, 2005, 2004, 2003 and 2002, respectively).

10

Eaton Vance Equity Research fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1                 Significant Accounting Policies

Eaton Vance Equity Research Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust) and commenced operations on November 1, 2001. The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market system generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Fund for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. however, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

E Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund’s custodian fee are reported as a reduction of total expenses in the Statement of Operations.

11

G Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are determined on the basis of identified cost. Distributions to shareholders are recorded on the ex-dividend date.

2                 Distributions to Shareholders

It is the present policy of the Fund to distribute annually substantially all of the net investment income of the Fund and to distribute, at least annually, substantially all of its net realized capital gains, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid during the years ended October 31, 2006 and October 31, 2005 was as follows:

	Year Ended October 31, 2006	Year Ended October 31, 2005
Distributions declared from:
Ordinary income	$8,864	$4,361
Long-term capital gain	$82,951	—

During the year ended October 31, 2006, accumulated undistributed net investment income was increased by $105, paid-in capital was increased by $2 and accumulated net realized gain was decreased by $107 primarily due to differences between book and tax accounting for currency gains. These changes had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed net investment income	$10,404
Accumulated net realized gain	$129,087
Unrealized gain	$379,945

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to wash sales.

3                 Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in shares of beneficial interest were as follows:

Class A	Year Ended October 31, 2006	Year Ended October 31, 2005
Sales	91,410	69,579
Issued to shareholders electing to receive payments of distributions in Fund shares	7,518	378
Redemptions	(11,267)	(47,423)
Net increase	87,661	22,534

At October 31, 2006, Eaton Vance Management (EVM) and an EVM retirement plan owned 20% and 44%, respectively, of the outstanding shares of the Fund.

4                 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. EVM receives a monthly advisory fee equal to 0.65% (annually) of the average daily net assets of the Fund up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2006, the fee amounted to $15,040, all of which was waived. An administrative fee is earned by EVM as compensation for administering certain business affairs of the Fund. The fee is equal to 0.15% (annually) of the average daily net assets of the Fund. For the year ended October 31, 2006, the fee amounted to $3,472, all of which was waived. EVM has contractually agreed to limit net annual Fund operating expenses to 1.40% for Class A. The expense limitation will continue for at least one year, beginning on March 1, 2006.

12

There is no guarantee the expense limitation will continue beyond such date. For the year ended October 31, 2006, EVM has voluntarily agreed to further limit net annual Fund operating expenses to 1.25% for Class A. This voluntary expense reduction could be terminated at any time. Pursuant to these expense reductions, EVM was allocated $68,311 of the Fund’s operating expenses. EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based on the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2006, EVM received $96 in sub-transfer agent fees from the Fund.

Except as to Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Trustees of the Fund who are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organization.

5                 Distribution Plan

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay Eaton Vance Distributor’s, Inc. (EVD) a distribution and service fee of 0.25% of the Fund’s average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $5,788 for Class A shares.

6                 Contingent Deferred Sales Charge

Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) were subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 12 months of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% CDSC in the event of redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. EVD did not receive any CDSC paid by Class A shareholders for the year ended October 31, 2006.

7                 Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $2,575,356 and $1,596,692, respectively for the year ended October 31, 2006.

8      Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$2,564,961
Gross unrealized appreciation	$399,286
Gross unrealized depreciation	(19,290)
Net unrealized appreciation	$379,996

The net unrealized depreciation on foreign currency at October 31, 2006 was $51.

9                 Line of Credit

The Fund participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annnual rate of 0.10% on the daily unused portion of the line of cerdit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any siginificant borrowings or allocated fees during the year ended October 31, 2006.

10          Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB interpretation No. 48, (“FIN 48”) “Accounting for uncertainty in income Taxes – an interpretation of FASB Statement No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides

13

guidance and de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (“FAS 157”) “Fair Value Measurements”. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund’s financial statement disclosures.

14

Eaton Vance Equity Research Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Equity Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Equity Research Fund, a series of Eaton Vance Mutual Funds Trust (the “Fund”), at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2006

15

Eaton Vance Equity Research Fund

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. The Fund designates approximately $33,946, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2006 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund designates $82,951 as a capital gain dividend.

16

Eaton Vance Equity Research Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•                  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•                  An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•                  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•                  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•                  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•                  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•                  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•                  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•                  Data relating to portfolio turnover rates of each fund;

•                  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•                  Reports detailing the financial results and condition of each adviser;

•                  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•                  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•                  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•                  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

17

Other Relevant Information

•                  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•                  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•                  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Equity Research Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in foreign markets. Specifically, the Board considered the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

18

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees (including administrative fees) and total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviserand its affiliates and the Fund to continue to share such benefits equitably.

19

Eaton Vance Equity Research Fund

MANAGEMENT AND ORGANIZATION

Fund Management

The Trustees of Eaton Vance Mutual Funds Trust (the Trust), are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109. As used below, “EVC” means Eaton Vance Corporation, “EV” means Eaton Vance, Inc., “EVM” means Eaton Vance Management, “BMR” means Boston Management and Research, “EVD” means Eaton Vance Distributors, Inc, and “Parametric” refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee
James B. Hawkes 11/9/41	Trustee	Since 1991	Chairman, President and Chief Executive Officer of BMR, EVC, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	170	Director of EVC

20

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees
Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy & Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 1986 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002–2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982–2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

21

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)
Norton H. Reamer 9/21/35	Trustee	Since 1986	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003) President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000–2003). Formerly, Advisory Director, Berkshire Capital Corporation (investment banking firm) (2002–2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

22

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers Who Are Not Trustees
Thomas E. Faust Jr. 5/31/58	President	Since 2002

President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 1999	Vice President of EVM and BMR. Officer of 51 investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

23

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers Who Are Not Trustees (continued)
Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/31/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005 (2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

24

Investment Adviser and Administrator of Eaton Vance Equity Research Fund

Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, mA 02109

Principal Underwriter

Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian

Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

pfpc Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, ri 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

PricewaterhouseCoopers llp

125 High Street

Boston, MA 02110

Eaton Vance Equity Research Fund

The Eaton Vance Building

255 State Street

Boston, ma 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1325-12/06	ERSRC

Annual Report October 31, 2006

EATON VANCE
TAX-MANAGED
SMALL-CAP
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

MANAGEMENT‘S DISCUSSION OF FUND PERFORMANCE

Gregory R. Greene, CFA,

Lead Portfolio Manager

The Fund

Performance for the Past Year

•                  For the year ended October 31, 2006, the Fund’s Class A shares had a total return of 11.24%. This return was the result of an increase in net asset value (NAV) per share to $15.40 on October 31, 2006, from $14.64 on October 31, 2005, and the distribution of $0.8182 per share in capital gains.(1)

•                  The Fund’s Class B shares had a total return of 10.45% for the same period, the result of an increase in NAV per share to $14.87 from $14.26 and the distribution of $0.8182 per share in capital gains.(1)

•                  The Fund’s Class C shares had a total return of 10.44% for the same period, the result of an increase in NAV per share to $14.88 from $14.27 and the distribution of $0.8182 per share in capital gains.(1)

•                  For comparison, the Fund’s benchmark, the S&P SmallCap 600 Index (the S&P 600) – a broad-based, unmanaged market index of small-capitalization stocks – had a total return of 16.10% during the period. The Fund’s peer group, the Lipper Small Cap Value Funds Classification, had an average total return of 16.79%.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•                  Tax-Managed Small-Cap Value Portfolio (the “Portfolio”), a separate registered investment company in which the Fund invests, invests primarily in value stocks of small-cap companies. Value stocks are common stocks that, in the opinion of the investment adviser, are undervalued or inexpensive relative to the overall stock market based on one of more measures of value.

•                  The U.S. economy showed impressive strength in the first half of the fiscal year, amid high consumer confidence, strong job creation and solid corporate earnings growth. However, the economy moderated in the second half of the fiscal year ended October 31, 2006, as the combination of rising interest rates and higher energy costs finally began to take a toll on consumer spending.

•                  The stock market moved modestly higher through April, but underwent a sharp correction in May and June 2006, as the spike in oil prices and the flagging real estate market temporarily cooled investor sentiment. In mid-summer, the market regained its footing on signs of improving corporate earnings and extended its rally through October 31, 2006. Small-cap stocks outperformed their larger-cap counterparts, with value stocks – dominated by energy and building materials – leading the market.

•                  Management maintained a balance in the Portfolio between cyclical stocks and non-economy sensitive stocks, with a focus on what management deemed higher quality value stocks with good earnings visibility. This emphasis on higher quality hurt relative performance against the Fund’s benchmark, as lower quality stocks paced the value stock universe during the fiscal year.(2)

•                  The Portfolio’s leading performers during the fiscal year were in the energy, health care and information technology sectors. An overweighting in the energy equipment area produced significant gains, as these companies enjoyed robust demand from exploration companies for drilling products and services. Health care equipment stocks also turned in good showings, as selected companies posted strong revenue growth. Stock selection among electrical equipment manufacturers was additive to performance, as the companies enjoyed strong demand for niche products, such as electronic cables and electric motors during the Fund’s fiscal year.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•                  Among the Portfolio’s laggard stocks, consumer staples stocks constrained performance. Financial stocks also showed weakness, especially insurance stocks, which faced the twin challenges of a flat yield curve and an increasingly competitive environment. Machinery manufacturers were poor performers for the Portfolio during the fiscal year as they struggled with eroding margins due to higher raw materials costs and price competition from European manufacturers.

•                  Effective October 1, 2006, Gregory R. Greene became lead portfolio manager of the Portfolio. Mr. Greene is a Managing Director of Fox Asset Management (Fox), manages other Fox investment portfolios and has been employed by Fox for more than five years. The other members of the investment team are J. Bradley Ohlmuller and Robert J. Milmore.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Common Stock Investments by Sector(1)

By net assets

(1)          As a percentage of the Portfolio’s net assets as of 10/31/06. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Holdings(2)

By net assets

Church & Dwight, Co., Inc.	4.8%
Piedmont Natural Gas Co., Inc.	3.7
Belden CDT, Inc.	3.6
AptarGroup, Inc.	3.4
RC2 Corp.	3.2
West Pharmaceutical Services, Inc.	3.1
Protective Life Corp.	2.9
RPM International, Inc.	2.9
Teleflex, Inc.	2.8
Owens & Minor, Inc.	2.7

(2)          Top Ten Holdings represented 33.1% of Portfolio net assets as of October 31, 2006. Holdings are subject to change due to active management.

2

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B and Class C of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of small-capitalization stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and Class C and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	11.24%	10.45%	10.44%
Life of Fund†	11.01%	10.22%	10.23%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	4.86%	5.45%	9.44%
Life of Fund†	9.61%	9.91%	10.23%

†Inception Dates – 3/4/02 for all Classes.

*      Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the administrator of the Fund and the subadviser of the Portfolio, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

**  Source: Thomson Financial. Investment operations commenced 3/4/02. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Life of Fund
Return Before Taxes	11.24%	11.01%
Return After Taxes on Distributions	10.33%	10.81%
Return After Taxes on Distributions and Sale of Fund Shares	8.38%	9.57%

Returns at Public Offering Price (POP) (Class A)

	One Year	Life of Fund
Return Before Taxes	4.86%	9.61%
Return After Taxes on Distributions	4.01%	9.42%
Return After Taxes on Distributions and Sale of Fund Shares	4.17%	8.33%

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Life of Fund
Return Before Taxes	10.44%	10.23%
Return After Taxes on Distributions	9.52%	10.03%
Return After Taxes on Distributions and Sale of Fund Shares	7.89%	8.88%

Returns at Public Offering Price (POP) (Class C)

	One Year	Life of Fund
Return Before Taxes	9.44%	10.23%
Return After Taxes on Distributions	8.52%	10.03%
Return After Taxes on Distributions and Sale of Fund Shares	7.24%	8.88%

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Life of Fund
Return Before Taxes	10.45%	10.22%
Return After Taxes on Distributions	9.52%	10.02%
Return After Taxes on Distributions and Sale of Fund Shares	7.90%	8.87%

Returns at Public Offering Price (POP) (Class B)

	One Year	Life of Fund
Return Before Taxes	5.45%	9.91%
Return After Taxes on Distributions	4.52%	9.71%
Return After Taxes on Distributions and Sale of Fund Shares	4.65%	8.60%

Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Small-Cap Value Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$982.20	$8.74	**
Class B	$1,000.00	$978.30	$12.47	**
Class C	$1,000.00	$978.30	$12.47	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.40	$8.89	**
Class B	$1,000.00	$1,012.60	$12.68	**
Class C	$1,000.00	$1,012.60	$12.68	**

* Expenses are equal to the Fund's annualized expense ratio of 1.75% for Class A shares, 2.50% for Class B shares, and 2.50% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

** Absent an allocation of certain expenses to the administrator of the Fund and sub-adviser of the Portfolio, expenses would be higher.

5

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $22,874,815)	$30,499,452
Receivable for Fund shares sold	65,922
Receivable from affiliate	80,483
Total assets	$30,645,857
Liabilities
Payable for Fund shares redeemed	$57,971
Payable to affiliate for distribution and service fees	16,038
Payable to affiliate for administration fee	3,887
Payable to affiliate for Trustees' fees	55
Accrued expenses	35,347
Total liabilities	$113,298
Net Assets	$30,532,559
Sources of Net Assets
Paid-in capital	$20,695,076
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	2,212,846
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	7,624,637
Total	$30,532,559
Class A Shares
Net Assets	$15,694,574
Shares Outstanding	1,018,961
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$15.40
Maximum Offering Price Per Share (100 ÷ 94.25 of $15.40)	$16.34
Class B Shares
Net Assets	$7,032,892
Shares Outstanding	472,998
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.87
Class C Shares
Net Assets	$7,805,093
Shares Outstanding	524,452
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.88
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Dividends allocated from Portfolio	$356,708
Interest allocated from Portfolio	43,236
Expenses allocated from Portfolio	(349,610)
Net investment income from Portfolio	$50,334
Expenses
Administration fee	$45,883
Trustees' fees and expenses	186
Distribution and service fees Class A	38,321
Class B	75,961
Class C	76,640
Transfer and dividend disbursing agent fees	48,424
Registration fees	47,877
Legal and accounting services	17,051
Printing and postage	12,666
Custodian fee	12,627
Miscellaneous	5,102
Total expenses	$380,738
Deduct — Allocation of Fund expenses to affiliate	$80,483
Total expense reductions	$80,483
Net expenses	$300,255
Net investment loss	$(249,921)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$2,237,106
Net realized gain	$2,237,106
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,093,600
Net change in unrealized appreciation (depreciation)	$1,093,600
Net realized and unrealized gain	$3,330,706
Net increase in net assets from operations	$3,080,785

See notes to financial statements

6

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment loss	$(249,921)	$(276,886)
Net realized gain from investment transactions	2,237,106	1,706,801
Net change in unrealized appreciation (depreciation) of investments	1,093,600	1,546,477
Net increase in net assets from operations	$3,080,785	$2,976,392
Distributions to Shareholders — From net realized gain Class A	$(796,154)	$—
Class B	(431,201)	—
Class C	(397,691)	—
Total distributions	$(1,625,046)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$3,354,218	$3,665,581
Class B	734,067	1,643,624
Class C	1,540,274	2,297,905
Net asset value of shares issued to shareholders in payment of distributions declared Class A	656,068	—
Class B	330,817	—
Class C	285,407	—
Cost of shares redeemed Class A	(4,136,432)	(1,685,652)
Class B	(1,432,137)	(2,425,388)
Class C	(1,328,126)	(1,134,719)
Net asset value of shares exchanged Class A	723,254	94,010
Class B	(723,254)	(94,010)
Net increase in net assets from Fund share transactions	$4,156	$2,361,351
Net increase in net assets	$1,459,895	$5,337,743
Net Assets
At beginning of year	$29,072,664	$23,734,921
At end of year	$30,532,559	$29,072,664

See notes to financial statements

7

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,				Period Ended
	2006	2005	2004	2003	October 31, 2002(2)
Net asset value — Beginning of year	$14.640	$13.010	$11.420	$8.860	$10.000
Income (loss) from operations
Net investment loss(1)	$(0.066)	$(0.087)	$(0.082)	$(0.061)	$(0.046)
Net realized and unrealized gain (loss)	1.644	1.717	1.672	2.621	(1.094)
Total income (loss) from operations	$1.578	$1.630	$1.590	$2.560	$(1.140)
Less distributions
From net realized gain	$(0.818)	$—	$—	$—	$—
Total distributions	$(0.818)	$—	$—	$—	$—
Net asset value — End of year	$15.400	$14.640	$13.010	$11.420	$8.860
Total Return(3)	11.24%	12.53%	13.92%	28.89%	(11.40)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$15,695	$14,303	$10,772	$7,509	$3,105
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)	1.75%	1.75%	1.75%	1.75%	1.75	%(6)
Net investment loss	(0.44)%	(0.61)%	(0.67)%	(0.62)%	(0.74	)%(6)
Portfolio Turnover of the Portfolio	49%	24%	12%	21%	5%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The administrator subsidized certain operating expenses (equal to 0.26%, 0.28%, 0.35%, 0.85%, and 2.66% of average daily net assets for the fiscal years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio.

(6)  Annualized.

See notes to financial statements

8

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,				Period Ended
	2006	2005	2004	2003	October 31, 2002(2)
Net asset value — Beginning of year	$14.260	$12.770	$11.290	$8.820	$10.000
Income (loss) from operations
Net investment loss(1)	$(0.174)	$(0.189)	$(0.171)	$(0.132)	$(0.091)
Net realized and unrealized gain (loss)	1.602	1.679	1.651	2.602	(1.089)
Total income (loss) from operations	$1.428	$1.490	$1.480	$2.470	$(1.180)
Less distributions
From net realized gain	$(0.818)	$—	$—	$—	$—
Total distributions	$(0.818)	$—	$—	$—	$—
Net asset value — End of year	$14.870	$14.260	$12.770	$11.290	$8.820
Total Return(3)	10.45%	11.67%	13.11%	28.00%	(11.80)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$7,033	$7,802	$7,784	$5,961	$2,323
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)	2.50%	2.50%	2.50%	2.50%	2.50	%(6)
Net investment loss	(1.20)%	(1.36)%	(1.41)%	(1.36)%	(1.47	)%(6)
Portfolio Turnover of the Portfolio	49%	24%	12%	21%	5%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The administrator subsidized certain operating expenses (equal to 0.26%, 0.28%, 0.35%, 0.85%, and 2.66% of average daily net assets for the fiscal years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio.

(6)  Annualized.

See notes to financial statements

9

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,				Period Ended
	2006	2005	2004	2003	October 31, 2002(2)
Net asset value — Beginning of year	$14.270	$12.780	$11.290	$8.820	$10.000
Income (loss) from operations
Net investment loss(1)	$(0.174)	$(0.189)	$(0.171)	$(0.131)	$(0.092)
Net realized and unrealized gain (loss)	1.602	1.679	1.661	2.601	(1.088)
Total income (loss) from operations	$1.428	$1.490	$1.490	$2.470	$(1.180)
Less distributions
From net realized gain	$(0.818)	$—	$—	$—	$—
Total distributions	$(0.818)	$—	$—	$—	$—
Net asset value — End of year	$14.880	$14.270	$12.780	$11.290	$8.820
Total Return(3)	10.44%	11.66%	13.20%	28.00%	(11.80)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$7,805	$6,968	$5,179	$3,870	$1,862
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)	2.50%	2.50%	2.50%	2.50%	2.50	%(6)
Net investment loss	(1.19)%	(1.36)%	(1.42)%	(1.35)%	(1.48	)%(6)
Portfolio Turnover of the Portfolio	49%	24%	12%	21%	5%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The administrator subsidized certain operating expenses (equal to 0.26%, 0.28%, 0.35%, 0.85%, and 2.66% of average daily net assets for the fiscal years ended October 31, 2006, 2005, 2004, 2003 and 2002, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio.

(6)  Annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Value Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (56.1% at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended October 31, 2006 and October 31, 2005 was as follows:

	Year Ended October 31,
	2006	2005
Distributions declared from: Long-term capital gains	$1,625,046	—

During the year ended October 31, 2006, accumulated paid-in capital was decreased by $249,921 and accumulated net investment loss was decreased by $249,921 primarily due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized gain	$7,582,651
Other temporary differences	$(11,161)
Long-term capital gain	$2,265,993

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2006	2005
Sales	222,934	260,833
Issued to shareholders electing to receive payments of distributions in Fund shares	46,072	—
Redemptions	(274,772)	(118,493)
Exchanges from Class B shares	48,007	6,518
Net increase	42,241	148,858

	Year Ended October 31,
Class B	2006	2005
Sales	50,495	118,925
Issued to shareholders electing to receive payments of distributions in Fund shares	23,920	—
Redemptions	(98,844)	(174,916)
Exchanges to Class A shares	(49,502)	(6,667)
Net decrease	(73,931)	(62,658)
	Year Ended October 31,
Class C	2006	2005
Sales	107,147	164,905
Issued to shareholders electing to receive payments of distributions in Fund shares	20,622	—
Redemptions	(91,520)	(81,963)
Net increase	36,249	82,942

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2006, the administration fee amounted to $45,883. Pursuant to a voluntary expense reimbursement, EVM and Fox Asset Management LLC (Fox), a majority owned subsidiary of EVM and sub-adviser to the Portfolio, were allocated $20,121 and $60,362, respectively of the Fund's operating expenses for the year ended October 31, 2006. This voluntary reimbursement may be terminated at any time. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. (See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.) EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2006, EVM received $3,101 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $8,597 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $38,321 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, "The Plans"). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. Distribution fees paid or accrued for the year ended October 31, 2006 amounted to $56,971 and $57,480 for Class B and Class C shares, respectively. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $134,000 and $357,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2006 amounted to $18,990, and $19,160, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $13,000 and $136 of CDSC paid by shareholders of Class B shares and Class C shares, respectively, for the year ended October 31, 2006. EVD did not receive any CDSC for Class A shares for the year ended October 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $6,286,735 and $8,306,151 respectively, for the year ended October 31, 2006.

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance
Tax-Managed Small-Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Value Fund ("the Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and for the period from the start of business, March 4, 2002, to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and for the period from the start of business, March 4, 2002, to October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

15

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar year 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of long-term capital gains distributions.

Long-term Capital Gains Distributions — The Fund designates $1,625,046 as a long-term capital gain distribution.

16

Tax-Managed Small-Cap Value Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 93.8%
Security	Shares	Value
Aerospace & Defense — 1.1%
K&F Industries Holdings, Inc.(1)	31,000	$602,640
		$602,640
Auto Components — 2.2%
BorgWarner, Inc.	20,500	$1,178,750
		$1,178,750
Chemicals — 2.9%
RPM International, Inc.	82,500	$1,579,875
		$1,579,875
Commercial Banks — 9.6%
Boston Private Financial Holdings, Inc.	19,800	$547,272
First Midwest Bancorp, Inc.	28,000	1,064,840
Hanmi Financial Corp.	40,300	861,211
Provident Bankshares Corp.	31,200	1,127,568
UCBH Holdings, Inc.	45,800	785,012
Umpqua Holdings Corp.	29,400	830,256
		$5,216,159
Communications Equipment — 1.5%
Bel Fuse, Inc. Class B	23,300	$829,946
		$829,946
Construction & Engineering — 2.3%
Granite Construction, Inc.	24,000	$1,250,400
		$1,250,400
Containers & Packaging — 3.4%
AptarGroup, Inc.	34,000	$1,866,940
		$1,866,940
Electrical Equipment — 5.2%
A.O. Smith Corp.	25,000	$879,000
Belden CDT, Inc.	53,400	1,933,080
		$2,812,080

Security	Shares	Value
Electronic Equipment & Instruments — 1.8%
Technitrol, Inc.	38,000	$958,360
		$958,360
Energy Equipment & Services — 5.0%
Lone Star Technologies, Inc.(1)	10,600	$511,768
NS Group, Inc.(1)	10,800	705,888
Parker Drilling Co.(1)	76,000	622,440
Pioneer Drilling Co.(1)	65,500	860,015
		$2,700,111
Food & Staples Retailing — 4.0%
BJ's Wholesale Club, Inc.(1)	45,000	$1,289,250
Performance Food Group Co.(1)	30,700	892,449
		$2,181,699
Gas Utilities — 6.4%
Piedmont Natural Gas Co., Inc.	74,000	$1,998,000
Questar Corp.	18,000	1,466,640
		$3,464,640
Health Care Equipment & Supplies — 6.9%
CONMED Corp.(1)	44,000	$976,360
PolyMedica Corp.	25,600	1,063,680
West Pharmaceutical Services, Inc.	40,500	1,702,620
		$3,742,660
Health Care Providers & Services — 2.7%
Owens & Minor, Inc.	47,500	$1,496,725
		$1,496,725
Hotels, Restaurants & Leisure — 2.3%
Applebee's International, Inc.	28,500	$650,370
CBRL Group, Inc.	13,800	605,958
		$1,256,328
Household Durables — 2.3%
Tupperware Brands Corp.	60,000	$1,273,800
		$1,273,800

See notes to financial statements

17

Tax-Managed Small-Cap Value Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Household Products — 4.8%
Church & Dwight Co., Inc.	65,000	$2,637,050
		$2,637,050
Industrial Conglomerates — 2.8%
Teleflex, Inc.	24,500	$1,523,900
		$1,523,900
Insurance — 4.3%
IPC Holdings Ltd.	24,700	$741,988
Protective Life Corp.	35,500	1,570,875
		$2,312,863
Leisure Equipment & Products — 3.2%
RC2 Corp.(1)	38,500	$1,739,430
		$1,739,430
Machinery — 3.2%
Albany International Corp., Class A	25,300	$850,333
CLARCOR, Inc.	27,700	902,466
		$1,752,799
Oil, Gas & Consumable Fuels — 4.1%
Newfield Exploration Co.(1)	23,200	$946,328
OMI Corp.	31,500	703,080
Penn Virginia Corp.	8,500	608,175
		$2,257,583
Personal Products — 2.3%
Chattem, Inc.(1)	16,000	$678,720
Prestige Brands Holdings, Inc.(1)	47,000	554,600
		$1,233,320
Road & Rail — 3.4%
Arkansas Best Corp.	32,500	$1,331,850
YRC Worldwide, Inc.(1)	12,800	495,872
		$1,827,722

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 2.4%
ON Semiconductor Corp.(1)	207,600	$1,291,272
		$1,291,272
Specialty Retail — 3.7%
Claire's Stores, Inc.	42,800	$1,213,380
Stage Stores, Inc.	24,000	777,840
		$1,991,220
Total Common Stocks (identified cost $34,897,504)		$50,978,272
Total Investments — 93.8% (identified cost $34,897,504)		$50,978,272
Other Assets, Less Liabilities — 6.2%		$3,352,863
Net Assets — 100.0%		$54,331,135

(1)  Non-income producing security.

See notes to financial statements

18

Tax-Managed Small-Cap Value Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $34,897,504)	$50,978,272
Cash	3,375,937
Dividends and interest receivable	65,424
Total assets	$54,419,633
Liabilities
Payable to affiliate for investment advisory fees	$45,360
Payable to affiliate for Trustees' fees	899
Accrued expenses	42,239
Total liabilities	$88,498
Net Assets applicable to investors' interest in Portfolio	$54,331,135
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$38,250,367
Net unrealized appreciation (computed on the basis of identified cost)	16,080,768
Total	$54,331,135

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Dividends	$625,888
Interest	75,883
Total investment income	$701,771
Expenses
Investment adviser fee	$536,925
Trustees' fees and expenses	7,244
Custodian fee	37,848
Legal and accounting services	27,812
Miscellaneous	3,168
Total expenses	$612,997
Net investment income	$88,774
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$4,818,587
Net realized gain	$4,818,587
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,030,544
Net change in unrealized appreciation (depreciation)	$1,030,544
Net realized and unrealized gain	$5,849,131
Net increase in net assets from operations	$5,937,905

See notes to financial statements

19

Tax-Managed Small-Cap Value Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income (loss)	$88,774	$(2,528)
Net realized gain from investment transactions	4,818,587	4,166,726
Net change in unrealized appreciation (depreciation) of investments	1,030,544	2,782,379
Net increase in net assets from operations	$5,937,905	$6,946,577
Capital transactions — Contributions	$5,563,481	$7,616,139
Withdrawals	(7,961,150)	(16,997,334)
Net decrease in net assets from capital transactions	$(2,397,669)	$(9,381,195)
Net increase (decrease) in net assets	$3,540,236	$(2,434,618)
Net Assets
At beginning of year	$50,790,899	$53,225,517
At end of year	$54,331,135	$50,790,899

See notes to financial statements

20

Tax-Managed Small-Cap Value Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,					Period Ended
	2006	2005		2004	2003	October 31, 2002(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	1.14%	1.15%		1.14%	1.18%	1.77	%(2)
Net investment income (loss)	0.17%	(0.00	)%(3)	(0.06)%	(0.04)%	(0.74	)%(2)
Portfolio Turnover	49%	24%		12%	21%	5%
Total Return(4)	11.91%	13.20%		14.62%	29.62%	(11.41)%
Net assets, end of year (000's omitted)	$54,331	$50,791		$53,226	$41,903	$17,340

(1)  For the period from the start of business, March 1, 2002, to October 31, 2002.

(2)  Annualized.

(3)  Amounts to less than (0.01)%.

(4)  Total return is not computed on an annualized basis.

See notes to financial statements

21

Tax-Managed Small-Cap Value Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Small-Cap Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 10, 2001, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2006, the Eaton Vance Tax-Managed Small-Cap Value Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 56.1% and 43.9% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Financial Futures Contract — Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin

Tax-Managed Small-Cap Value Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

F  Securities Sold Short — The Portfolio may sell individual securities short if it owns at least an equal amount of the security sold short or has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that, if such right is conditional, the sale is made upon the same conditions (a covered short sale). The Portfolio may sell short securities representing an index or basket of securities whose constituents the Portfolio holds in whole or in part. A short sale of an index or basket security will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Portfolio.

The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. The exposure to loss on covered short sales (to the extent the value of the security sold short rises instead of falls) is offset by the increase in value of the underlying security or securities retained. The profit or loss on a covered short sale is also affected by the borrowing cost of any securities borrowed in connection with the short sale (which will vary with market conditions) and use of the proceeds of the short sale. The Portfolio expects normally to close its covered short sales by delivering newly-acquired stock.

Exposure to loss on an index or basket security sold short will not be offset by gains on other securities holdings to the extent that the constituent securities of the index or basket security sold short are not held by the Portfolio. Such losses may be substantial.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements

Tax-Managed Small-Cap Value Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Investment Adviser Fee and Other Transactions
with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee in the amount of 1.00% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2006, the advisory fee amounted to $536,925. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Fox. BMR pays Fox a monthly fee for sub-advisory services provided to the Portfolio in the amount of 0.75% annually of average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $25,043,504 and $30,248,450, respectively, for the year ended October 31, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$34,970,832
Gross unrealized appreciation	$16,037,723
Gross unrealized depreciation	(30,283)
Net unrealized appreciation	$16,007,440

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2006.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter.

Tax-Managed Small-Cap Value Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

The Portfolio did not have any significant borrowings or allocated fees for the year ended October 31, 2006.

7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Tax-Managed Small-Cap Value Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed Small-Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Value Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, and for the period from the start of business, March 1, 2002, to October 31, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Value Portfolio as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, and for the period from the start of business, March 1, 2002, to October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

26

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the

27

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Small-Cap Value Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Small-Cap Value Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), and the sub-advisory agreement with Fox Asset Management LLC (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreements of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser's experience in managing equity portfolios, as well as recent changes in personnel.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

28

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2005 for the Fund. The Board noted that action was being taken to improve the performance of the Fund, including changes in personnel primarily responsible for managing the Fund, and concluded that it was appropriate to allow reasonable time to evaluate the effectiveness of this action.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fees, payable by the Portfolio and the Fund (referred to collectively as "management fees").

As part of its review, the Board considered the management fees, including administrative fees, and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund. The Board also noted the small size of the Fund relative to other similarly managed funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, including the Sub-adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, including the Sub-adviser, and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, including the Sub-adviser, and the Fund to continue to share such benefits equitably.

29

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates, "EVD" refers to Eaton Vance Distributors, Inc. and "Fox" refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee of the Trust; President and Trustee of the Portfolio	Trustee of the Trust since 1991; President and Trustee of the Portfolio since 2001	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 2001 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

30

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2001	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust and Vice President of the Portfolio	President of the Trust since 2002 and Vice President of the Portfolio since 2001	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Portfolio	Since 2005	Managing Director of Fox. Officer of 16 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Portfolio	Since 2006	Assistant Vice President of Fox. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

31

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997 and of the Portfolio since 2001	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 63 registered investment companies and 5 private investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995. Prior to 2002, Ms. Green served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

32

Investment Adviser of Tax-Managed Small-Cap Value Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of Tax-Managed Small-Cap Value Portfolio
Fox Asset Management LLC

331 Newman Springs Road, Suite 122

Red Bank, NJ 07701

Administrator of Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Tax-Managed Small-Cap Value Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1300-12/06  TMSCVSRC

Annual Report October 31, 2006

EATON VANCE
TAX-MANAGED
MID-CAP
CORE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker- dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Mid-Cap Core Fund

M A N A G E M E N T   S D I S C U S S I O N   O F   F U N D   P E R F O R M A N C E

William R. Hackney, III, CFA

Co-Portfolio Manager

William O. Bell, IV, CFA

Co-Portfolio Manager

Marilyn Robinson Irvin, CFA

Co-Portfolio Manager

See pages 3 and 4 for more performance information, including after-tax returns.

The Fund

Performance for the Past Year

•                                          For the year ended October 31, 2006, the Fund’s Class A shares had a total return of 12.96%. This return was the result of an increase in net asset value (NAV) per share to $13.89 on October 31, 2006, from $12.36 on October 31, 2005, and the distribution of $0.0661 per share in capital gains.(1)

•                                          The Fund’s Class B shares had a total return of 12.15% during the same period, the result of an increase in NAV per share to $13.42 from $12.03 and the distribution of $0.0661 per share in capital gains.(1)

•                                          The Fund’s Class C shares had a total return of 12.15% during the same period, the result of an increase in NAV per share to $13.42 from $12.03 and the distribution of $0.0661 per share in capital gains.(1)

•                                          For comparison, the S&P MidCap 400 Index (the S&P MidCap 400), a broad-based, unmanaged index commonly used to measure U.S. midcap stock performance, had a total return of 13.43% during the same period, while the average return of funds in the Lipper Mid-Cap Core Classification was 14.46%.(2)

Management Discussion

•                                          The stock market posted solid gains for the year ended October 31, 2006, as robust corporate profits and continued economic growth offset the negative effects of interest rate hikes by the Federal Reserve and a slowing housing market. Mid-cap stocks, as measured by the S&P MidCap 400, lagged the 16.33% return of the broader market for the year, as measured by the S&P 500 Index.(2)

•                                          Each of the 10 economic sectors in the S&P MidCap 400 posted gains for the 12-month period. Telecom and technology stocks showed the strongest increase, each rising more than 20% for the period. Lagging sectors within the S&P MidCap 400 included consumer discretionary, energy, and health care. Consumer discretionary stocks, particularly the retailers, were buffeted by the negative impact of high gasoline prices and a slowdown in the housing market. The energy sector weakened in the second half of the year, as oil and natural gas prices fell, but still managed a 6% gain for the year ended October 31, 2006.

•                                          The Fund currently invests its assets in a separate registered investment company, Tax-Managed Mid-Cap Core Portfolio (the Portfolio), with the same objectives and policies as the Fund. As of October 31, 2006, the Portfolio is broadly diversified across the major economic sectors of the S&P MidCap 400, with sector weights roughly in line with their respective weights in the Index.(3)

•                                          During the past 12 months, Fund returns modestly lagged those of its benchmark, the S&P MidCap 400. Before accounting for Fund expenses, both stock selection and sector weightings were beneficial to Fund returns.(3)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of certain expenses to the administrator of the Fund and sub-adviser of the Portfolio, the returns would be lower.

(2) It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. Lipper Averages are available as of month end only.

(3) Sector weightings are subject to change due to active management.

1

Eaton Vance Tax-Managed Mid-Cap Core Fund

M A N A G E M E N T ‘ S   D I S C U S S I O N   O F   F U N D   P E R F O R M A N C E

•                                          Stock selection was the primary source of Fund returns during the period, with stock selection making positive contributions to performance in six out of nine economic sectors. Portfolio holdings in the industrial sector made the largest contribution to relative performance, as airfreight and logistics stocks profited from increased transportation demand and higher margins.  Stocks making negative contributions included selections in the consumer discretionary sector, due to underperformance in media and housing-related stocks. The Portfolio’s sector weightings had a modestly beneficial effect. A tilt towards consumer staples and away from consumer discretionary and energy over the course of the year accounted for the majority of our favorable sector performance.(1)

(1) Sector weightings are subject to change due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover.  These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Top Ten Holdings*
By net assets

Amphenol Corp. Class A	2.3%
OGE Energy Corp.	2.1%
FMC Technologies, Inc.	2.0%
Cooper Industries Ltd. Class A	1.9%
Affiliated Managers Group, Inc.	1.9%
Questar Corp.	1.9%
Developers Diversified Realty Corp.	1.9%
SEI Investments Co.	1.8%
Skywest, Inc.	1.8%
Varian Medical Systems, Inc.	1.8%

*                                         Top Ten Holdings represented 19.4% of Portfolio net assets as of October 31, 2006. Holdings are subject to change due to active management.

Common Stock Investments by Sector **

By net assets

**As a percentage of the Portfolio’s net assets of October 31, 2006. Portfolio information may not be representative of the Portfolio's current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Mid-Cap Core Fund

F U N D   P E R F O R M A N C E

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B and Class C of the Fund with that of the S&P Midcap 400 Index, a broad-based, unmanaged index commonly used to measure U.S. mid-cap stock performance. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and Class C and the S&P Midcap 400 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	12.96%	12.15%	12.15%
Life of Fund†	7.41%	6.62%	6.62%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	6.50%	7.15%	11.15%
Life of Fund†	6.05%	6.28%	6.62%

†Inception Dates – Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

*                                         Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the administrator of the Fund and subadviser of the Portfolio, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

Tax-Managed Mid-Cap Core Fund Class A vs. the S&P MidCap 400 Index(**)

March 31, 2002 – October 31, 2006

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

Tax-Managed Mid-Cap Core Fund Class B vs. the S&P MidCap 400 Index(**)

March 31, 2002 – October 31, 2006

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

Tax-Managed Mid-Cap Core Fund Class C vs. the S&P MidCap 400 Index(**)

March 31, 2002 – October 31, 2006

**                                  Source: Thomson Financial. Class A, Class B, and Class C of the Fund commenced0investment operations on 3/4/02.It is not possible to invest directly in an Index.0The Index’s total returns do not reflect commissions or expenses that would have0been incurred if an investor individually purchased or sold the securities represented0in the Index.

3

Eaton Vance Tax-Managed Mid-Cap Core Fund

F U N D P E R F O R M A N C E

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Life of Fund

Return Before Taxes	12.96%	7.41%
Return After Taxes on Distributions	12.87%	7.39%
Return After Taxes on Distributions	8.53%	6.41%
and Sale of Fund Shares

Returns at Public Offering Price (POP) (Class A)
	One Year	Life of Fund

Return Before Taxes ions	6.50%	6.05%
Return After Taxes on Distributions	6.42%	6.04%
Return After Taxes on Distributions	4.32%	5.22%
and Sale of Fund Shares

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Life of Fund

Return Before Taxes	12.15%	6.62%
Return After Taxes on Distributions	12.06%	6.60%
Return After Taxes on Distributions	8.00%	5.72%
and Sale of Fund Shares

Returns at Public Offering Price (POP) (Class C)
	One Year	Life of Fund

Return Before Taxes	11.15%	6.62%
Return After Taxes on Distributions	11.06%	6.60%
Return After Taxes on Distributions	7.35%	5.72%
and Sale of Fund Shares

Average Annual Total Returns (For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class B)
	One Year	Life of Fund

Return Before Taxes	12.15%	6.62%
Return After Taxes on Distributions	12.06%	6.60%
Return After Taxes on Distributions	8.00%	5.72%
and Sale of Fund Shares

Returns at Public Offering Price (POP) (Class B)

	One Year	Life of Fund

Return Before Taxes	7.15%	6.28%
Return After Taxes on Distributions	7.06%	6.26%
Return After Taxes on Distributions	4.75%	5.42%
and Sale of Fund Shares

Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares. Absent an allocation of certain expenses to the administrator of the Fund and sub-adviser of the Portfolio, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Mid-Cap Core Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$1,006.50	$8.60	**
Class B	$1,000.00	$1,003.00	$12.37	**
Class C	$1,000.00	$1,003.00	$12.37	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.60	$8.64	**
Class B	$1,000.00	$1,012.90	$12.43	**
Class C	$1,000.00	$1,012.90	$12.43	**

*  Expenses are equal to the Fund's annualized expense ratio of 1.70% for Class A shares, 2.45% for Class B shares, and 2.45% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

**  Absent an allocation of certain expenses to the administrator of the Fund and sub-adviser of the Portfolio, expenses would be higher.

5

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Tax-Managed Mid-Cap Core Portfolio, at value (identified cost, $24,247,718)	$31,371,169
Receivable for Fund shares sold	14,245
Receivable from affiliate	19,077
Total assets	$31,404,491
Liabilities
Payable for Fund shares redeemed	$1,000
Payable to affiliate for distribution and service fees	15,146
Payable to affiliate for administration fees	3,934
Payable to affiliate for Trustees' fees	239
Other accrued expenses	38,134
Total liabilities	$58,453
Net Assets	$31,346,038
Sources of Net Assets
Paid-in capital	$22,566,032
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	1,655,837
Accumulated undistributed net investment income	718
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	7,123,451
Total	$31,346,038
Class A Shares
Net Assets	$17,718,289
Shares Outstanding	1,275,788
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.89
Maximum Offering Price Per Share (100 ÷ 94.25 of $13.89)	$14.74
Class B Shares
Net Assets	$6,577,203
Shares Outstanding	490,133
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.42
Class C Shares
Net Assets	$7,050,546
Shares Outstanding	525,529
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.42
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Dividends allocated from Portfolio	$330,843
Interest allocated from Portfolio	15,986
Expenses allocated from Portfolio	(262,896)
Net investment income from Portfolio	$83,933
Expenses
Administration fee	$43,463
Trustees' fees and expenses	248
Distribution and service fees Class A	39,210
Class B	66,360
Class C	66,555
Registration fees	45,840
Transfer and dividend disbursing agent fees	38,103
Legal and accounting services	17,271
Printing and postage	13,528
Custodian fee	12,844
Miscellaneous	5,083
Total expenses	$348,505
Deduct — Allocation of Fund expenses to affiliate	$19,077
Total expense reductions	$19,077
Net expenses	$329,428
Net investment loss	$(245,495)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$1,740,586
Net realized gain	$1,740,586
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,876,307
Net change in unrealized appreciation (depreciation)	$1,876,307
Net realized and unrealized gain	$3,616,893
Net increase in net assets from operations	$3,371,398

See notes to financial statements

6

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment loss	$(245,495)	$(319,110)
Net realized gain from investment transactions	1,740,586	440,954
Net change in unrealized appreciation (depreciation) of investments	1,876,307	2,040,778
Net increase in net assets from operations	$3,371,398	$2,162,622
Distributions to shareholders — From net realized gain Class A	$(74,592)	$—
Class B	(34,859)	—
Class C	(33,382)	—
Total distributions to shareholders	$(142,833)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$3,860,518	$4,562,665
Class B	916,692	1,245,661
Class C	1,208,244	2,067,673
Net asset value of shares issued to shareholders in payment of distributions declared Class A	64,988	—
Class B	32,163	—
Class C	28,293	—
Cost of shares redeemed Class A	(2,262,728)	(3,357,260)
Class B	(1,037,730)	(902,774)
Class C	(917,815)	(1,970,830)
Net asset value of shares exchanged Class A	486,142	163,284
Class B	(486,142)	(163,284)
Net increase in net assets from Fund share transactions	$1,892,625	$1,645,135
Net increase in net assets	$5,121,190	$3,807,757
Net Assets
At beginning of year	$26,224,848	$22,417,091
At end of year	$31,346,038	$26,224,848
Accumulated undistributed net investment income included in net assets
At end of year	$718	$—

See notes to financial statements

7

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,				Period Ended
	2006	2005	2004	2003	October 31, 2002(1)
Net asset value — Beginning of year	$12.360	$11.270	$10.670	$8.530	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.067)	$(0.108)	$(0.102)	$(0.087)	$(0.047)
Net realized and unrealized gain (loss)	1.663	1.198	0.702	2.227	(1.423)
Total income (loss) from operations	$1.596	$1.090	$0.600	$2.140	$(1.470)
Less distributions
From net realized gain	$(0.066)	$—	$—	$—	$—
Total distributions	$(0.066)	$—	$—	$—	$—
Net asset value — End of year	$13.890	$12.360	$11.270	$10.670	$8.530
Total Return(3)	12.96%	9.67%	5.62%	25.09%	(14.70)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$17,718	$13,761	$11,226	$7,054	$4,394
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)	1.70%	1.70%	1.70%	1.70%	1.65	%(6)
Net investment loss	(0.50)%	(0.89)%	(0.93)%	(0.93)%	(0.80	)%(6)
Portfolio Turnover of the Portfolio	55%	53%	42%	50%	13%

(1)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee and the administrator subsidized certain operating expenses (equal to 0.07%, 0.16%, 0.22%, 0.73% and 3.13% of average daily net assets for 2006, 2005, 2004, 2003 and 2002, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio.

(6)  Annualized.

See notes to financial statements

8

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,				Period Ended
	2006	2005	2004	2003	October 31, 2002(1)
Net asset value — Beginning of year	$12.030	$11.050	$10.540	$8.490	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.161)	$(0.194)	$(0.182)	$(0.158)	$(0.089)
Net realized and unrealized gain (loss)	1.617	1.174	0.692	2.208	(1.421)
Total income (loss) from operations	$1.456	$0.980	$0.510	$2.050	$(1.510)
Less distributions
From net realized gain	$(0.066)	$—	$—	$—	$—
Total distributions	$(0.066)	$—	$—	$—	$—
Net asset value — End of year	$13.420	$12.030	$11.050	$10.540	$8.490
Total Return(3)	12.15%	8.87%	4.84%	24.15%	(15.10)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$6,577	$6,436	$5,741	$4,139	$1,254
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)	2.45%	2.45%	2.45%	2.45%	2.40	%(6)
Net investment loss	(1.25)%	(1.64)%	(1.67)%	(1.69)%	(1.52	)%(6)
Portfolio Turnover of the Portfolio	55%	53%	42%	50%	13%

(1)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee and the administrator subsidized certain operating expenses (equal to 0.07%, 0.16%, 0.22%, 0.73% and 3.13% of average daily net assets for 2006, 2005, 2004, 2003 and 2002, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio.

(6)  Annualized.

See notes to financial statements

9

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,				Period Ended
	2006	2005	2004	2003	October 31, 2002(1)
Net asset value — Beginning of year	$12.030	$11.050	$10.540	$8.490	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.161)	$(0.194)	$(0.182)	$(0.157)	$(0.090)
Net realized and unrealized gain (loss)	1.617	1.174	0.692	2.207	(1.420)
Total income (loss) from operations	$1.456	$0.980	$0.510	$2.050	$(1.510)
Less distributions
From net realized gain	$(0.066)	$—	$—	$—	$—
Total distributions	$(0.066)	$—	$—	$—	$—
Net asset value — End of year	$13.420	$12.030	$11.050	$10.540	$8.490
Total Return(3)	12.15%	8.87%	4.84%	24.15%	(15.10)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$7,051	$6,027	$5,450	$4,056	$1,575
Ratios (As a percentage of average daily net assets):
Expenses(4)(5)	2.45%	2.45%	2.45%	2.45%	2.40	%(6)
Net investment loss	(1.25)%	(1.64)%	(1.68)%	(1.70)%	(1.52	)%(6)
Portfolio Turnover of the Portfolio	55%	53%	42%	50%	13%

(1)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee and the administrator subsidized certain operating expenses (equal to 0.07%, 0.16%, 0.22%, 0.73% and 3.13% of average daily net assets for 2006, 2005, 2004, 2003 and 2002, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio.

(6)  Annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Mid-Cap Core Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Mid-Cap Core Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (32.1% at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions paid for the year ended October 31, 2006 and the year ended October 31, 2005 was as follows:

	Year Ended October 31,
	2006	2005
Distributions declared from:

Long-Term Capital Gains	$142,833	—

During the year ended October 31, 2006, paid-in-capital was decreased by $248,155, accumulated net investment loss was decreased by $246,213 and accumulated net realized gain was increased by $1,942 primarily due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed capital gains	$1,696,783
Unrealized appreciation	$7,083,223

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2006	2005
Sales	291,430	379,449
Issued to shareholders electing to receive payments of distributions in Fund shares	5,069	—
Redemptions	(171,032)	(275,555)
Exchanges from Class B shares	36,594	13,329
Net increase	162,061	117,223
	Year Ended October 31,
Class B	2006	2005
Sales	71,659	105,625
Issued to shareholders electing to receive payments of distributions in Fund shares	2,581	—
Redemptions	(81,383)	(76,467)
Exchanges to Class A shares	(37,711)	(13,655)
Net increase (decrease)	(44,854)	15,503
	Year Ended October 31,
Class C	2006	2005
Sales	93,800	174,945
Issued to shareholders electing to receive payments of distributions in Fund shares	2,271	—
Redemptions	(71,657)	(167,143)
Net increase	24,414	7,802

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2006, the administration fee amounted to $43,463. Pursuant to a voluntary expense reimbursement, EVM and Atlanta Capital Management LLC (Atlanta Capital), a majority owned subsidiary of EVM and sub-adviser to the Portfolio, were allocated $5,962 and $13,115, respectively of the Fund's operating expenses for the year ended October 31, 2006. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2006, EVM received approximately $2,790 in sub-transfer agent fees.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $10,067 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2006.

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $39,210 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, "the Plans"). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. Distribution fees paid or accrued for the year ended October 31, 2006 amounted to $49,770 and $49,916 for Class B and Class C shares, respectively. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $128,000 and $378,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2006 amounted to $16,590, and $16,639, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC charges assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. The Fund was informed that EVD received approximately $8,000 and $100 of CDSC paid by shareholders for Class B and Class C shares, respectively, for

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the year ended October 31, 2006. EVD did not receive any CDSC on Class A shares for the year ended October 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2006 aggregated $5,977,108 and $4,585,549, respectively.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Mid-Cap Core Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Mid-Cap Core Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2006, the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and for the period from the start of business, March 4, 2002, to October 31, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and for the period from the start of business, March 4, 2002, to October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

15

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar year 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of long-term capital gains distributions.

Long-term Capital Gains Distributions — The Fund designates $142,833 as a long-term capital gain distribution.

16

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.4%
Security	Shares	Value
Air Freight & Logistics — 2.6%
C.H. Robinson Worldwide, Inc.	29,200	$1,218,808
Expeditors International of Washington, Inc.	27,800	1,317,998
		$2,536,806
Airlines — 1.8%
SkyWest, Inc.	66,000	$1,759,560
		$1,759,560
Automobiles — 1.1%
Thor Industries, Inc.	25,000	$1,095,500
		$1,095,500
Capital Markets — 5.8%
A.G. Edwards, Inc.	20,800	$1,186,640
Affiliated Managers Group, Inc.(1)	18,800	1,882,632
Legg Mason, Inc.	8,700	783,174
SEI Investments Co.	31,800	1,789,704
		$5,642,150
Chemicals — 3.7%
Albemarle Corp.	21,600	$1,404,648
Ecolab, Inc.	25,600	1,160,960
RPM International, Inc.	56,000	1,072,400
		$3,638,008
Commercial Banks — 4.1%
City National Corp.	18,000	$1,198,080
Cullen/Frost Bankers, Inc.	21,700	1,175,272
Synovus Financial Corp.	57,600	1,692,288
		$4,065,640
Computer Peripherals — 1.7%
Diebold, Inc.	38,500	$1,681,680
		$1,681,680
Construction & Engineering — 1.5%
Jacobs Engineering Group, Inc.(1)	19,200	$1,450,368
		$1,450,368

Security	Shares	Value
Construction Materials — 0.6%
Florida Rock Industries, Inc.	14,700	$630,630
		$630,630
Containers & Packaging — 1.5%
Sonoco Products Co.	40,300	$1,429,844
		$1,429,844
Electric Utilities — 1.7%
DPL, Inc.	56,600	$1,625,552
		$1,625,552
Electrical Equipment — 4.0%
AMETEK, Inc.	28,000	$1,307,040
Cooper Industries Ltd. Class A	21,100	1,887,395
Genlyte Group, Inc. (The)(1)	10,000	772,600
		$3,967,035
Electronic Equipment & Instruments — 5.5%
Amphenol Corp. Class A	32,500	$2,206,750
CDW Corp.	24,300	1,595,781
National Instruments Corp.	51,000	1,590,180
		$5,392,711
Energy Equipment & Services — 4.1%
FMC Technologies, Inc.(1)	32,000	$1,934,400
Hydril Co.(1)	18,000	1,080,900
National Oilwell Varco, Inc.(1)	17,000	1,026,800
		$4,042,100
Food Products — 2.3%
Hormel Foods Corp.	26,000	$938,860
Tootsie Roll Industries, Inc.	42,230	1,342,069
		$2,280,929
Gas Utilities — 5.2%
AGL Resources, Inc.	41,100	$1,541,250
Piedmont Natural Gas Co., Inc.	61,200	1,652,400
Questar Corp.	23,000	1,874,040
		$5,067,690

See notes to financial statements

17

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Equipment & Supplies — 9.9%
Beckman Coulter, Inc.	24,900	$1,433,493
Biomet, Inc.	24,940	943,730
C.R. Bard, Inc.	15,800	1,294,968
Cooper Cos., Inc., (The)	19,000	1,094,970
DENTSPLY International, Inc.	45,800	1,432,624
Respironics, Inc.(1)	48,500	1,713,020
Varian Medical Systems, Inc.(1)	32,000	1,755,520
		$9,668,325
Health Care Providers & Services — 0.5%
Patterson Companies, Inc.(1)	16,400	$538,740
		$538,740
Hotels, Restaurants & Leisure — 3.6%
Applebee's International, Inc.	43,000	$981,260
International Speedway Corp. Class A	25,200	1,308,132
Sonic Corp.(1)	53,850	1,225,087
		$3,514,479
Household Durables — 3.5%
Harman International	11,000	$1,125,850
Hovnanian Enterprises, Inc.(1)	34,000	1,048,900
Mohawk Industries, Inc.(1)	17,000	1,235,900
		$3,410,650
Insurance — 5.1%
Ambac Financial Group, Inc.	9,800	$818,202
Cincinnati Financial Corp.	28,000	1,278,200
Markel Corp.(1)	3,800	1,518,100
Protective Life Corp.	31,300	1,385,025
		$4,999,527
IT Services — 2.7%
Cognizant Technology Solutions Corp., Class A(1)	15,000	$1,129,200
Fiserv, Inc.(1)	31,200	1,541,280
		$2,670,480
Machinery — 3.5%
Dover Corp.	30,300	$1,439,250
Graco, Inc.	34,200	1,393,992
Pentair, Inc.	17,600	579,744
		$3,412,986

Security	Shares	Value
Media — 2.7%
E.W. Scripps Co.	25,300	$1,251,338
Washington Post Co. (The), Class B	1,900	1,430,890
		$2,682,228
Multiline Retail — 0.9%
Family Dollar Stores, Inc.	30,000	$883,500
		$883,500
Multi-Utilities — 3.3%
NSTAR	33,000	$1,148,070
OGE Energy Corp.	52,800	2,037,024
		$3,185,094
Office Electronics — 1.8%
Zebra Technologies Corp. Class A(1)	46,225	$1,722,806
		$1,722,806
Oil, Gas & Consumable Fuels — 1.7%
Holly Corp.	35,000	$1,664,600
		$1,664,600
Personal Products — 1.1%
Alberto-Culver Co.	9,450	$480,154
Estee Lauder Cos., Inc. (The), Class A	14,000	565,460
		$1,045,614
Real Estate Investment Trusts (REITs) — 1.9%
Developers Diversified Realty Corp.	30,300	$1,845,270
		$1,845,270
Semiconductors & Semiconductor Equipment — 2.6%
Microchip Technology, Inc.	42,050	$1,384,707
Varian Semiconductor Equipment Associates, Inc.(1)	31,750	1,158,558
		$2,543,265
Software — 2.6%
ANSYS, Inc.(1)	18,100	$832,600
Jack Henry & Associates, Inc. Class A	78,500	1,710,515
		$2,543,115

See notes to financial statements

18

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Specialty Retail — 2.5%
O'Reilly Automotive, Inc.(1)	45,000	$1,453,050
Ross Stores, Inc.	32,500	956,475
		$2,409,525
Tobacco — 1.3%
Universal Corp./Richmond, VA	33,500	$1,233,470
		$1,233,470
Total Common Stocks (identified cost $74,674,629)		$96,279,877
Total Investments — 98.4% (identified cost $74,674,629)		$96,279,877
Other Assets, Less Liabilities — 1.6%		$1,596,875
Net Assets — 100.0%		$97,876,752

(1)  Non-income producing security.

See notes to financial statements

19

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $74,674,629)	$96,279,877
Cash	1,648,798
Dividends and interest receivable	60,446
Total assets	$97,989,121
Liabilities
Payable to affiliate for investment advisory fees	$64,310
Payable to affiliate for Trustees' fees	899
Other accrued expenses	47,160
Total liabilities	$112,369
Net Assets applicable to investors' interest in Portfolio	$97,876,752
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$76,271,504
Net unrealized appreciation (computed on the basis of identified cost)	21,605,248
Total	$97,876,752

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Dividends	$1,035,329
Interest	50,000
Total investment income	$1,085,329
Expenses
Investment adviser fee	$726,984
Trustees' fees and expenses	7,198
Custodian fee	64,502
Legal and accounting services	27,811
Miscellaneous	3,004
Total expenses	$829,499
Deduct — Reduction of investment adviser fee	$5,640
Total expense reductions	$5,640
Net expenses	$823,859
Net investment income	$261,470
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$4,855,443
Net realized gain	$4,855,443
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$6,129,045
Net change in unrealized appreciation (depreciation)	$6,129,045
Net realized and unrealized gain	$10,984,488
Net increase in net assets from operations	$11,245,958

See notes to financial statements

20

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income (loss)	$261,470	$(78,542)
Net realized gain from investment transactions	4,855,443	1,310,390
Net change in unrealized appreciation (depreciation) of investments	6,129,045	5,930,816
Net increase in net assets from operations	$11,245,958	$7,162,664
Capital transactions — Contributions	$16,793,678	$8,294,624
Withdrawals	(6,253,468)	(6,496,638)
Net increase in net assets from capital transactions	$10,540,210	$1,797,986
Net increase in net assets	$21,786,168	$8,960,650
Net Assets
At beginning of year	$76,090,584	$67,129,934
At end of year	$97,876,752	$76,090,584

See notes to financial statements

21

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,				Period Ended
	2006	2005	2004	2003	October 31, 2002(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses(3)	0.91%	0.91%	0.93%	0.99%	1.68	%(2)
Net investment income (loss)	0.29%	(0.11)%	(0.15)%	(0.22)%	(0.81	)%(2)
Portfolio Turnover	55%	53%	42%	50%	13%
Total Return(4)	13.85%	10.54%	6.43%	25.97%	(14.72)%
Net assets, end of year (000's omitted)	$97,877	$76,091	$67,130	$46,112	$17,149

(1)  For the period from the start of business, March 1, 2002, to October 31, 2002.

(2)  Annualized.

(3)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% of average daily net assets for each of the years ended October 31, 2006, 2005, and 2004). A portion of the waiver was borne by the sub-adviser.

(4)  Total return is not computed on an annualized basis.

See notes to financial statements

22

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Mid-Cap Core Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on December 10, 2001, seeks to achieve long-term, after-tax returns by investing in a diversified portfolio of common stocks of mid-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2006, the Eaton Vance Tax-Managed Mid-Cap Core Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 32.1% and 67.9% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices, or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

23

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

E  Financial Futures Contract — Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

G  Securities Sold Short — The Portfolio may sell individual securities short if it owns at least an equal amount of the security sold short or has at the time of sale a right to obtain securities equivalent in kind and amount to the securities sold and provided that, if such right is conditional, the sale is made upon the same conditions (a covered short sale). The Portfolio may sell short securities representing an index or basket of securities whose constituents the Portfolio holds in whole or in part. A short sale of an index or basket security will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Portfolio.

The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. The exposure to loss on covered short sales (to the extent the value of the security sold short rises instead of falls) is offset by the increase in the value of the underlying security or securities retained. The profit or loss on a covered short sale is also affected by the borrowing cost of any securities borrowed in connection with the short sale (which will vary with market conditions) and use of the proceeds of the short sale. The Portfolio expects normally to close its covered short sales by delivering newly-acquired stock.

Exposure to loss on an index or basket security sold short will not be offset by gains on other securities holdings to the extent that the constituent securities of the index or basket security sold short are not held by the Portfolio. Such losses may be substantial.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

K  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising

24

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.80% annually of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2006, the advisory fee amounted to $726,984. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Atlanta Capital. BMR pays Atlanta Capital a monthly fee for sub-advisory services provided to the Portfolio equal to 0.55% annually of the average daily net assets up to $500 million, and at reduced rates as daily net assets exceed that level. BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio transactions that is consideration for third-party research services. For the year ended October 31, 2006, BMR waived $5,640 of its advisory fee. Atlanta Capital, in turn, waived $5,640 of its sub-advisory fee. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee and sub-adviser fees. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $60,104,229 and $49,317,488, respectively, for the year ended October 31, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$74,741,799
Gross unrealized appreciation	$21,618,296
Gross unrealized depreciation	(80,218)
Net unrealized appreciation	$21,538,078

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2006.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate.

25

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the year ended October 31, 2006.

7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB Statement of Financial Accounting Standards No. 157 (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

26

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed Mid-Cap Core Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Mid-Cap Core Portfolio (the "Portfolio"), including the portfolio of investments as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended, and for the period from the start of business, March 1, 2002, to October 31, 2002. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Mid-Cap Core Portfolio as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended, and for the period from the start of business, March 1, 2002, to October 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

27

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

28

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Mid-Cap Core Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Mid-Cap Core Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), and the sub-advisory agreement with Atlanta Capital Management Company, LLC (the "Sub-adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreements of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser's experience in managing equity portfolios, as well as recent changes in personnel.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

29

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three- year periods ended September 30, 2005 for the Fund. The Board noted that action was being taken to improve the performance of the Fund, including changes in personnel, and concluded that it was appropriate to allow reasonable time to evaluate the effectiveness of this action.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees").

As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Mid-Cap Core Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates, "EVD" refers to Eaton Vance Distributors, Inc. and "Atlanta Capital" refers to Atlanta Capital Management Company, LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee of the Trust; Trustee and President of the Portfolio	Trustee of the Trust since 1991; Trustee and President of the Portfolio since 2001	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 2001 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

31

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2001	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust; Vice President of the Portfolio	President of the Trust since 2002; Vice President of the Portfolio since 2001	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

William O. Bell, IV 7/26/73	Vice President of the Portfolio	Since 2005	Vice President of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

William R. Hackney, III 4/12/48	Vice President of the Portfolio	Since 2001	Managing Partner and member of the Executive Committee of Atlanta Capital. Officer of 3 registered investment companies managed by EVM or BMR.

Marilyn Robinson Irvin 6/17/58	Vice President of the Portfolio	Since 2005	Senior Vice President and Principal of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

32

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President Of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997 and of the Portfolio since 2001	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 63 registered investment companies and 5 private investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995. Prior to 2002, Ms. Green served as Assistant Treasurer of the Portfolio since 2001.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

33

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Investment Adviser of Tax-Managed Mid-Cap Core Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of Tax-Managed Mid-Cap Core Portfolio
Atlanta Capital Management Company LLC

1349 West Peachtree Street

Suite 1600

Atlanta, GA 30309

Administrator of Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Tax-Managed Mid-Cap Core Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1301-12/06  TMMCCSRC

Annual Report October 31, 2006

EATON VANCE
TAX-MANAGED
MULTI-CAP
OPPORTUNITY
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006

M A N A G E M E N  T ’ S  D I S C U S S I O N  O F  F U N D  P E R F O R M A N C E

Arieh Coll

Portfolio Manager

The Fund

Performance For The Past Year

•       During the year ended October 31, 2006, the Fund’s Class A shares had a total return of 19.84%. This return was the result of an increase in net asset value (NAV) per share to $12.75 on October 31, 2006, from $10.85 on October 31, 2005, plus the reinvestment of $0.225 per share in distribution from net realized gains.(1)

•       The Fund’s Class B shares had a total return of 19.04% during the same period, the result of an increase in NAV per share to $12.07 from $10.35, plus the reinvestment of $0.225 per share in distribution from net realized gains.(1)

•       The Fund’s Class C shares had a total return of 19.01% during the same period, the result of an increase in NAV per share to $12.09 from $10.37, plus the reinvestment of $0.225 per share in distribution from net realized gains.(1)

•       For comparison, the Fund’s benchmark, the S&P 500 Index – a broad-based, unmanaged market index of common stocks – had a total return of 16.33% during the same period. The Fund’s peer group, the Lipper Mid-Cap Growth Funds Classification, had an average return of 11.52% for the same period.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•       During the year ended October 31, 2006, the Fund outperformed its benchmark index, the S&P 500, and it strongly outperformed the average return of funds in its Lipper Classification.(2) The Fund currently invests its assets in a separate registered investment company, Tax-Managed Multi-Cap Opportunity Portfolio (the “Portfolio”), with the same objective and policies as the Fund.

•       U.S. equity markets moved upward at a solid pace during the year ended October 31, 2006. Despite a correction in May 2006, equity investors generally focused on solid economic fundamentals and strong corporate profits throughout the 12-month period and were cheered by stable interest rates and lower energy prices in the final months. The Dow Jones Industrial Average Index value surged to over 12,000 for the first time ever in October 2006.(2)

•       During the period, the Portfolio benefited from the strong performance of a number of stock selections in several industry sectors. Relatively few selections proved disappointing. The strongest performance came from the information technology sector, where key Portfolio holdings in the communications equipment and semiconductor industries made significant contributions. Management has held many of these stocks for some time, believing that their long-term growth characteristics would be recognized by investors.

•       In the telecommunications and materials sectors, the Portfolio was overweighted and stock selection was advantageous, so both strategies contributed to relative returns. In telecommuncations, wireless stocks performed well, while in the materials sector, metals and mining stocks had the strongest returns, benefiting from high commodity prices that have been driven by sustained global economic growth.

•       During the period, the Portfolio’s disappointments included a reinsurance company that underperformed due to the impact of the devastating Fall 2005 hurricane season in the Gulf of Mexico. A maker of wireless laptop devices also declined due to stiff price competition for its products. Both of those holdings were sold during the period, creating tax losses for the Portfolio. Another disappointment was a leading provider of prescription drug management programs and other health care services that declined due to profit taking after seeing significant gains.

•       The Fund’s strong performance for the period reflects its continued strategy of focusing on companies that management believes are expected, over the long term, to have earnings growth that is faster than the growth rates of the US economy and stock market as a whole.

(1)   These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

(2)   It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006

F U N D  P E R F O R M A N C E

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based unmanaged index of common stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	19.84%	19.04%	19.01%
Five Years	9.18	8.33	8.34
Life of Fund†	4.23	3.36	3.39
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	12.97%	14.04%	18.01%
Five Years	7.90	8.03	8.34
Life of Fund†	3.26	3.36	3.39

†Inception Dates – Class A: 6/30/00; Class B: 7/10/00; Class C: 7/10/00

*Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Top Ten Common Stock Holdings†

By net assets
NII Holdings Inc.	5.1%
Google Inc.	4.3
MEMC Electronic Materials Inc.	3.4
Shire PLC (ADS)	3.4
Foster Wheeler Ltd.	3.2
Celgene Corp.	3.1
E*TRADE Financial Corp.	3.1
Research In Motion Ltd.	3.1
W&T Offshore Inc.	3.1
SXR Uranium One Inc.	3.0

†Top Ten Holdings represented 34.8% of Portfolio net assets as of October 31, 2006. Holdings are subject to change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance

Tax-Managed Multi-Cap Fund Class A vs. the Standard & Poor’s 500 Index**

**Source: Thomson Financial. Class A of the Fund commenced investment operations on June 30, 2000.

A $10,000 hypothetical investment on 7/10/00 (inception date) at net asset value in Class B shares and Class C shares would have been valued at $12,321 and $12,341, respectively, on 10/31/06. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Common Stock Investments by Sector††

By net assets

††As a percentage of the Portfolio’s net assets as of 10/31/06. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class A)

	One Year	5 Years	Life of Fund
Return Before Taxes	19.84%	9.18%	4.23%
Return After Taxes on Distributions	19.49%	9.12%	4.18%
Return After Taxes on Distributions and Sale of Fund Shares	13.29%	7.98%	3.64%

Returns at Public Offering Price (POP) (Class A)

	One Year	5 Years	Life of Fund
Return Before Taxes	12.97%	7.90%	3.26%
Return After Taxes on Distributions	12.64%	7.84%	3.21%
Return After Taxes on Distributions and Sale of Fund Shares	8.80%	6.84%	2.79%

Average Annual Total Returns

(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class C)

	One Year	5 Years	Life of Fund
Return Before Taxes	19.01%	8.34%	3.39%
Return After Taxes on Distributions	18.64%	8.27%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares	12.76%	7.23%	2.91%

Returns at Public Offering Price (POP) (Class C)

	One Year	5 Years	Life of Fund
Return Before Taxes	18.01%	8.34%	3.39%
Return After Taxes on Distributions	17.64%	8.27%	3.34%
Return After Taxes on Distributions and Sale of Fund Shares	12.11%	7.23%	2.91%

Average Annual Total Returns

(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class B)

	One Year	5 Years	Life of Fund
Return Before Taxes	19.04%	8.33%	3.36%
Return After Taxes on Distributions	18.68%	8.26%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	12.79%	7.22%	2.88%

Returns at Public Offering Price (POP) (Class B)

	One Year	5 Years	Life of Fund
Return Before Taxes	14.04%	8.03%	3.36%
Return After Taxes on Distributions	13.68%	7.97%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	9.54%	6.96%	2.88%

Class A of the Fund commenced investment operations on 6/30/00. Class B and Class C of the Fund commenced investment operations on 7/10/00. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$1,002.40	$7.47
Class B	$1,000.00	$999.20	$11.24
Class C	$1,000.00	$999.20	$11.24
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.70	$7.53
Class B	$1,000.00	$1,014.00	$11.32
Class C	$1,000.00	$1,014.00	$11.32

* Expenses are equal to the Fund's annualized expense ratio of 1.48% for Class A shares, 2.23% for Class B shares, and 2.23% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Tax-Managed Multi-Cap Opportunity Portfolio, at value (identified cost, $45,330,317)	$61,655,312
Receivable for Fund shares sold	97,738
Total assets	$61,753,050
Liabilities
Payable for Fund shares redeemed	$82,110
Payable to affiliate for distribution and service fees	34,861
Payable to affiliate for Administration fees	7,567
Payable to affiliate for Trustees' fees	151
Accrued expenses	47,890
Total liabilities	$172,579
Net Assets	$61,580,471
Sources of Net Assets
Paid-in capital	$44,151,597
Undistributed net realized gain from Portfolio (computed on the basis of identified cost)	1,103,879
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	16,324,995
Total	$61,580,471
Class A Shares
Net Assets	$25,559,375
Shares Outstanding	2,004,618
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.75
Maximum Offering Price Per Share (100 ÷ 94.25 of $12.75)	$13.53
Class B Shares
Net Assets	$17,797,097
Shares Outstanding	1,474,630
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.07
Class C Shares
Net Assets	$18,223,999
Shares Outstanding	1,507,338
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.09

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $7,859)	$656,809
Interest allocated from Portfolio	128,372
Security lending income allocated from Portfolio, net	37,962
Expenses allocated from Portfolio	(460,728)
Net investment income from Portfolio	$362,415
Expenses
Administration fee	$91,024
Trustees' fees and expenses	1,721
Distribution and service fees Class A	59,844
Class B	187,049
Class C	180,673
Transfer and dividend disbursing agent fees	95,302
Registration fees	46,594
Legal and accounting services	20,456
Custodian fee	16,454
Printing and postage	16,016
Miscellaneous	4,222
Total expenses	$719,355
Net investment loss	$(356,940)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$2,688,712
Securities sold short	(635,832)
Foreign currency transactions	(5,846)
Net realized gain	$2,047,034
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$8,246,436
Securities sold short	612,325
Foreign currency	135
Net change in unrealized appreciation (depreciation)	$8,858,896
Net realized and unrealized gain	$10,905,930
Net increase in net assets from operations	$10,548,990

See notes to financial statements

5

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment loss	$(356,940)	$(711,852)
Net realized gain from investment transactions, securities sold short, and foreign currency transactions	2,047,034	7,207,449
Net change in unrealized appreciation (depreciation) from investments, and securities sold short	8,858,896	(2,037,904)
Net increase in net assets from operations	$10,548,990	$4,457,693
Distributions to shareholders — From net realized gain Class A	$(447,887)	$—
Class B	(395,639)	—
Class C	(366,402)	—
Total distributions to shareholders	$(1,209,928)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$3,970,806	$3,522,643
Class B	898,574	1,272,535
Class C	1,548,690	1,718,654
Net asset value of shares issued to shareholders in payment of distributions declared Class A	398,777	—
Class B	337,218	—
Class C	287,811	—
Cost of shares redeemed Class A	(5,412,727)	(7,004,334)
Class B	(4,094,237)	(4,757,175)
Class C	(3,402,799)	(4,263,188)
Net asset value of shares exchanged Class A	827,803	209,697
Class B	(827,803)	(209,697)
Net decrease in net assets from Fund share transactions	$(5,467,887)	$(9,510,865)
Net increase (decrease) in net assets	$3,871,175	$(5,053,172)
Net Assets
At beginning of year	$57,709,296	$62,762,468
At end of year	$61,580,471	$57,709,296

See notes to financial statements

6

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$10.850	$10.060	$9.690	$7.250	$8.380
Income (loss) from operations
Net investment loss	$(0.019)	$(0.072)	$(0.083)	$(0.116)	$(0.114)
Net realized and unrealized gain (loss)	2.144	0.862	0.453	2.556	(1.016)
Total income (loss) from operations	$2.125	$0.790	$0.370	$2.440	$(1.130)
Less distributions
From net realized gain	$(0.225)	$—	$—	$—	$—
Total distributions	$(0.225)	$—	$—	$—	$—
Net asset value — End of year	$12.750	$10.850	$10.060	$9.690	$7.250
Total Return(2)	19.84%	7.85%	3.82%	33.66%	(13.48)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$25,559	$21,998	$23,462	$19,884	$14,289
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	1.49%	1.55%	1.52%	1.66%	1.60%
Expenses after custodian fee reduction(3)	1.49%	1.55%	1.52%	1.66%	1.60%
Net investment loss	(0.16)%	(0.67)%	(0.84)%	(1.42)%	(1.35)%
Portfolio Turnover	181%	217%	239%	224%	225%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses. The Portfolio's advisor voluntarily waived a portion of its investment advisory fee (equal to 0.01%, 0.01%, and 0.07% of average net assets for 2006, 2004, and 2002, respectively).

See notes to financial statements

7

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$10.350	$9.680	$9.390	$7.080	$8.260
Income (loss) from operations
Net investment loss	$(0.096)	$(0.146)	$(0.153)	$(0.173)	$(0.175)
Net realized and unrealized gain (loss)	2.041	0.816	0.443	2.483	(1.005)
Total income (loss) from operations	$1.945	$0.670	$0.290	$2.310	$(1.180)
Less distributions
From net realized gain	$(0.225)	$—	$—	$—	$—
Total distributions	$(0.225)	$—	$—	$—	$—
Net asset value — End of year	$12.070	$10.350	$9.680	$9.390	$7.080
Total Return(2)	19.04%	6.92%	3.09%	32.63%	(14.29)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$17,797	$18,653	$20,928	$20,868	$11,939
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.24%	2.30%	2.27%	2.41%	2.35%
Expenses after custodian fee reduction(3)	2.24%	2.30%	2.27%	2.41%	2.35%
Net investment loss	(0.85)%	(1.42)%	(1.60)%	(2.16)%	(2.10)%
Portfolio Turnover	181%	217%	239%	224%	225%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses. The Portfolio's advisor voluntarily waived a portion of its investment advisory fee (equal to 0.01%, 0.01%, and 0.07% of average net assets for 2006, 2004, and 2002, respectively).

See notes to financial statements

8

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$10.370	$9.700	$9.410	$7.090	$8.270
Income (loss) from operations
Net investment loss	$(0.100)	$(0.146)	$(0.151)	$(0.172)	$(0.175)
Net realized and unrealized gain (loss)	2.045	0.816	0.441	2.492	(1.005)
Total income (loss) from operations	$1.945	$0.670	$0.290	$2.320	$(1.180)
Less distributions
From net realized gain	$(0.225)	$—	$—	$—	$—
Total distributions	$(0.225)	$—	$—	$—	$—
Net asset value — End of year	$12.090	$10.370	$9.700	$9.410	$7.090
Total Return(2)	19.01%	6.91%	3.08%	32.72%	(14.27)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$18,224	$17,058	$18,373	$15,902	$11,432
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)	2.24%	2.30%	2.27%	2.41%	2.35%
Expenses after custodian fee reduction(3)	2.24%	2.30%	2.27%	2.41%	2.35%
Net investment loss	(0.89)%	(1.42)%	(1.57)%	(2.16)%	(2.10)%
Portfolio Turnover	181%	217%	239%	224%	225%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses. The Portfolio's advisor voluntarily waived a portion of its investment advisory fee (equal to 0.01%, 0.01%, and 0.07% of average net assets for 2006, 2004, and 2002, respectively).

See notes to financial statements

9

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (40.9%) at October 31, 2006. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

F  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared

10

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and those on a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended October 31, 2006 and October 31, 2005 were as follows:

	Year ended October 31,
	2006	2005
Distributions declared from:
Long-Term Capital Gains Distribution	$1,209,928	$—

During the year ended October 31, 2006, accumulated paid-in capital was decreased by $362,233, net investment loss was increased by $356,940, and undistributed net realized gain was increased by $5,293 primarily due to differences between book and tax accounting for net operating losses. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed net realized gain	$1,247,898
Unrealized gain	$16,180,976

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2006	2005
Sales	329,204	327,726
Issued to shareholders electing to receive payments of distributions in Fund shares	35,104	—
Redemptions	(457,212)	(650,284)
Exchange from Class B shares	69,376	19,670
Net decrease	(23,528)	(302,888)

	Year Ended October 31,
Class B	2006	2005
Sales	78,552	122,117
Issued to shareholders electing to receive payments of distributions in Fund shares	31,138	—
Redemptions	(363,548)	(461,850)
Exchange to Class A shares	(73,046)	(20,534)
Net decrease	(326,904)	(360,267)
	Year Ended October 31,
Class C	2006	2005
Sales	137,125	165,013
Issued to shareholders electing to receive payments of distributions in Fund shares	26,551	—
Redemptions	(301,010)	(415,103)
Net decrease	(137,334)	(250,090)

4  Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2006, the administration fee amounted to $91,024. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2006 EVM received $6,840 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $10,729 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2006. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

11

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $59,844 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $140,081 and $135,505 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2006, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $645,000 and $950,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2006 amounted to $46,968 and $45,168, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) were subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% CDSC in the event of redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC charges received on Class B and Class C redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $0, $32,000 and $1,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2006, aggregated $6,329,566 and $13,870,225, respectively.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides

12

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

13

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of the Eaton Vance Tax-Managed Multi-Cap Opportunity Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2006 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Opportunity Fund as of October 31, 2006, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

14

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 93.7%
Security	Shares	Value
Biotechnology — 3.4%
Celgene Corp.(1)(2)	88,000	$4,702,720
Gilead Sciences, Inc.(1)	6,500	447,850
		$5,150,570
Building Products — 0.6%
Goodman Global, Inc.(1)	55,000	$883,850
		$883,850
Capital Markets — 5.2%
E*Trade Financial Corp.(1)	202,000	$4,702,560
Goldman Sachs Group, Inc.	8,800	1,670,152
TD Ameritrade Holding Corp.	88,500	1,457,595
		$7,830,307
Chemicals — 0.0%
Potash Corporation of Saskatchewan, Inc.(2)	500	$62,450
		$62,450
Commercial Services & Supplies — 0.6%
Copart, Inc.(1)	27,734	$802,345
SAIC, Inc.(1)	3,493	69,860
		$872,205
Communications Equipment — 3.1%
Research in Motion, Ltd.(1)	40,155	$4,717,410
		$4,717,410
Computer Peripherals — 1.6%
Apple Computer, Inc.(1)	30,000	$2,432,400
		$2,432,400
Construction & Engineering — 3.2%
Foster Wheeler, Ltd.(1)	106,600	$4,791,670
		$4,791,670
Construction Materials — 0.7%
Martin Marietta Materials, Inc.	12,700	$1,117,600
		$1,117,600

Security	Shares	Value
Consumer Finance — 1.0%
First Marblehead Corp. (The)(2)	22,500	$1,517,625
		$1,517,625
Containers & Packaging — 0.0%
Owens-Illinois, Inc.(1)	100	$1,660
		$1,660
Diversified Consumer Services — 1.3%
Bright Horizons Family Solutions, Inc.(1)	1,000	$38,420
DeVry, Inc.(1)(2)	71,000	1,728,850
Laureate Education, Inc.(1)	3,466	182,728
		$1,949,998
Electric Utilities — 0.4%
British Energy Group PLC(1)	71,000	$570,696
		$570,696
Food & Staples Retailing — 1.8%
Shoppers Drug Mart Corp.	33,000	$1,347,155
Susser Holdings Corp.(1)(2)	77,232	1,405,622
		$2,752,777
Health Care Equipment & Supplies — 0.3%
Thoratec Corp.(1)	25,625	$403,594
		$403,594
Health Care Providers & Services — 3.4%
Caremark Rx, Inc.	56,000	$2,756,880
DaVita, Inc.(1)	16,075	894,252
Henry Schein, Inc.(1)(2)	28,000	1,391,320
United Surgical Partners International, Inc.(1)	150	3,723
		$5,046,175
Hotels, Restaurants & Leisure — 1.1%
Harrah's Entertainment, Inc.	11,000	$817,630
Pinnacle Entertainment, Inc.(1)	26,500	801,890
		$1,619,520
Household Durables — 1.0%
Garmin, Ltd.(2)	29,000	$1,548,890
		$1,548,890

See notes to financial statements

15

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Independent Power Producers & Energy Traders — 2.0%
Dynegy, Inc., Class A(1)	495,000	$3,009,600
		$3,009,600
Insurance — 1.9%
Admiral Group PLC	165,000	$2,919,609
Progressive Corp.	400	9,668
		$2,929,277
Internet Software & Services — 5.5%
DealerTrack Holdings, Inc.(1)	32,500	$828,425
Equinix, Inc.(1)(2)	1,000	68,400
Google, Inc., Class A(1)	13,442	6,403,634
WebEx Communications, Inc.(1)(2)	26,000	999,700
		$8,300,159
IT Services — 6.3%
CheckFree Corp.(1)(2)	28,604	$1,129,286
ExlService Holdings, Inc.(1)(2)	8,000	166,400
Gartner, Inc., Class A(1)	110,000	2,046,000
MasterCard, Inc., Class A(2)	35,000	2,593,500
MoneyGram International, Inc.	102,996	3,523,493
WNS Holdings, Ltd. ADR(1)	1,752	52,122
		$9,510,801
Marine — 0.3%
American Commercial Lines, Inc.(1)(2)	6,516	$418,001
		$418,001
Media — 2.1%
Comcast Corp., Class A(1)	78,000	$3,172,260
		$3,172,260
Metals & Mining — 5.6%
Bolnisi Gold NL	100	$209
Gammon Lake Resources, Inc.(1)(2)	247,000	3,233,230
Glamis Gold, Ltd.(1)	75,680	3,337,488
Golden Star Resources, Ltd.(1)(2)	203,000	570,430
Miramar Mining Corp.(1)	240,000	1,164,000
Western Copper Corp.(1)	110,000	127,627
		$8,432,984

Security	Shares	Value
Multiline Retail — 0.8%
Big Lots, Inc.(1)	56,000	$1,180,480
		$1,180,480
Oil, Gas & Consumable Fuels — 12.5%
Chesapeake Energy Corp.	33,363	$1,082,296
Hess Corp.(2)	61,400	2,603,360
Occidental Petroleum Corp.	21,000	985,740
Parallel Petroleum Corp.(1)	38,609	781,832
Quicksilver Resources, Inc.(1)(2)	45,000	1,542,600
Southwestern Energy Co.(1)	58,000	2,063,640
SXR Uranium One, Inc.(1)	398,909	4,503,725
W&T Offshore, Inc.	137,000	4,626,490
Williams Cos., Inc. (The)	25,000	610,750
		$18,800,433
Personal Products — 1.3%
Alberto-Culver Co.	12,000	$609,720
Herbalife, Ltd.(1)	35,730	1,307,718
		$1,917,438
Pharmaceuticals — 3.4%
Shire Pharmaceuticals Group PLC ADR	93,000	$5,101,050
		$5,101,050
Real Estate Investment Trusts (REITs) — 0.4%
Annaly Capital Management, Inc.	43,210	$566,915
MFA Mortgage Investments, Inc.	1,000	7,920
		$574,835
Real Estate Management & Development — 0.0%
Move, Inc.(1)	1,013	$4,842
		$4,842
Semiconductors & Semiconductor Equipment — 6.3%
Atheros Communications, Inc.(1)(2)	168,000	$3,650,640
MEMC Electronic Materials, Inc.(1)(2)	144,000	5,112,000
Tessera Technologies, Inc.(1)	21,500	750,565
		$9,513,205
Software — 0.3%
i2 Technologies, Inc.(1)(2)	26,000	$525,460
		$525,460

See notes to financial statements

16

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Specialty Retail — 2.4%
Circuit City Stores, Inc.	29,000	$782,420
GameStop Corp., Class A(1)(2)	36,000	1,838,160
OfficeMax, Inc.	20,500	975,390
		$3,595,970
Thrifts & Mortgage Finance — 1.5%
BankUnited Financial Corp., Class A(2)	29,500	$795,615
W Holding Co., Inc.(2)	250,000	1,422,500
		$2,218,115
Tobacco — 3.2%
Lowes Corp. - Carolina Group	58,773	$3,398,255
Reynolds American, Inc.	22,000	1,389,520
		$4,787,775
Wireless Telecommunication Services — 9.2%
NII Holdings, Inc., Class B(1)(2)	119,000	$7,738,570
Philippine Long Distance Telephone Co. ADR	1,000	47,610
Rogers Communications, Inc., Class B(2)	57,000	3,409,740
Tim Participacoes SA ADR(2)	77,000	2,587,200
		$13,783,120
Total Common Stocks (identified cost $103,263,579)		$141,045,202
Short-Term Investments — 31.0%
Security	Principal Amount (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.30%(3)	$42,986	$42,986,473
Societe Generale Time Deposit, 5.31%, 11/1/06	3,670	3,670,000
Total Short-Term Investments (at amortized cost, $46,656,473)		$46,656,473
Total Investments — 124.7% (identified cost $149,920,052)		$187,701,675
Other Assets, Less Liabilities — (24.7)%		$(37,138,979)
Net Assets — 100.0%		$150,562,696

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of these securities were on loan at October 31, 2006.

(3)  Affiliated fund that is available only to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of October 31, 2006.

See notes to financial statements

17

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value including $41,421,961 of securities on loan (identified cost, $149,920,052)	$187,701,675
Cash	493
Receivable for investments sold	7,460,059
Interest and dividends receivable	176,700
Total assets	$195,338,927
Liabilities
Collateral for securities loaned	$42,986,473
Payable for investments purchased	1,499,260
Payable to affiliate for investment advisory fees	79,967
Payable to affiliate for Trustees' fees	822
Accrued expenses	209,709
Total liabilities	$44,776,231
Net Assets applicable to investors' interest in Portfolio	$150,562,696
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$112,781,073
Net unrealized appreciation (computed on the basis of identified cost)	37,781,623
Total	$150,562,696

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Dividends (net of foreign taxes, $18,744)	$1,553,136
Interest	307,435
Security lending income, net	89,064
Total investment income	$1,949,635
Expenses
Investment adviser fee	$943,289
Trustees' fees and expenses	10,354
Custodian fee	104,101
Legal and accounting services	32,081
Miscellaneous	19,322
Total expenses	$1,109,147
Deduct — Reduction of custodian fee	$96
Reduction of investment adviser fee	8,866
Total expense reductions	$8,962
Net expenses	$1,100,185
Net investment income	$849,450
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$4,093,957
Securities sold short	(1,498,806)
Foreign currency transactions	(14,021)
Net realized gain	$2,581,130
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$22,149,779
Securities sold short	1,443,611
Net change in unrealized appreciation (depreciation)	$23,593,390
Net realized and unrealized gain	$26,174,520
Net increase in net assets from operations	$27,023,970

See notes to financial statements

18

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$849,450	$119,621
Net realized gain from investment transactions, securities sold short, and foreign currency transactions	2,581,130	10,803,612
Net change in unrealized appreciation (depreciation) from investments, and securities sold short	23,593,390	(1,215,747)
Net increase in net assets from operations	$27,023,970	$9,707,486
Capital transactions — Contributions	$8,380,760	$33,968,812
Withdrawals	(20,616,323)	(16,795,810)
Net increase (decrease) in net assets from capital transactions	$(12,235,563)	$17,173,002
Net increase in net assets	$14,788,407	$26,880,488
Net Assets
At beginning of year	$135,774,289	$108,893,801
At end of year	$150,562,696	$135,774,289

See notes to financial statements

19

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.76%	0.77%	0.76%	0.79%	0.82%
Expenses after custodian fee reduction(1)	0.76%	0.77%	0.76%	0.79%	0.82%
Net investment income (loss)	0.59%	0.10%	(0.06)%	(0.54)%	(0.58)%
Portfolio Turnover	181%	217%	239%	224%	225%
Total Return	20.69%	8.71%	4.60%	34.80%	(12.80)%
Net assets, end of year (000's omitted)	$150,563	$135,774	$108,894	$86,988	$48,896

(1)  The advisor voluntarily waived a portion of its investment advisory fee (equal to 0.01% of average net assets for 2006 and 2004, respectively).

See notes to financial statements

20

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve long-term, after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2006, the Eaton Vance Tax-Managed Multi-Cap Opportunity Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 40.9% and 58.9% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

21

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Financial Futures Contract — Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Securities Sold Short — The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box) in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make the delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

H  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is

22

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

K  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.65% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2006, the advisory fee amounted to $943,289. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio security transactions that is consideration for third-party research services. For the year ended October 31, 2006, BMR waived $8,866 of its advisory fee. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

  3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $251,309,789 and $261,866,951, respectively, for the year ended October 31, 2006.

  4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006 as determined on a federal income tax basis, were as follows:

Aggregate cost	$150,457,454
Gross unrealized appreciation	$37,321,790
Gross unrealized depreciation	(77,569)
Net unrealized appreciation	$37,244,221

  5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2006.

  6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and

23

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

offsetting transactions are considered. At October 31, 2006 there were no outstanding obligations under these financial instruments.

  7  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U. S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in the Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund). The Cash Collateral Fund invests in high quality money market instruments. Under the agreement, the Portfolio continues to earn interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In addition, the Portfolio pays IBT a lending agent fee computed as a percentage of the earnings on the collateral invested less the loan rebate fee. The loan rebate fee and lending agent fee paid by the Portfolio offsets a portion of the interest income received and amounted to $890,783 and $15,689, respectively, for the year ended October 31, 2006. At October 31, 2006, the value of the securities loaned and the value of the collateral amounted to $41,421,961 and $42,986,473, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

24

Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed Multi-Cap Opportunity Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Opportunity Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Opportunity Portfolio as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

25

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the

26

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Multi-Cap Opportunity Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- , three- and five-year periods ended September 30, 2005 for the Fund. The Board noted that appropriate actions were being taken to

27

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

improve portfolio performance, and that subsequent to the initiation of these changes, the performance of the Fund had improved. The Board concluded that it was appropriate to allow reasonable time to evaluate the effectiveness of this action.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

28

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991 and of the Portfolio since 2000	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 2000 and Chairman of the Board since 2005.	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company)	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

29

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2000	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust; President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President Of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

30

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Kevin M. Connerty 4/20/64	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Director and Vice President of PFPC Inc. (1999-2005). Officer of 97 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997 and of the Portfolio since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

31

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Multi-Cap Opportunity Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

824-12/06  TMCAPSRC

Annual Report October 31, 2006

EATON VANCE
TAX-MANAGED
INTERNATIONAL
EQUITY
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Edward R. Allen, III

Eagle Global Advisors

Co-Portfolio Manager

Thomas N. Hunt, III

Eagle Global Advisors

Co-Portfolio Manager

The Fund

Performance for the Past Year

•                  For the year ended October 31, 2006, the Fund’s Class A shares had a total return of 28.85%. This return was the result of an increase in net asset value (NAV) per share to $11.08 on October 31, 2006, from $8.67 on October 31, 2005, and the reinvestment of $0.075 per share in dividend income.(1)

•                  The Fund’s Class B shares had a total return of 27.83% for the same period, the result of an increase in NAV per share to $10.51 from $8.23 and the reinvestment of $0.009 per share in dividend income.(1)

•                  The Fund’s Class C shares had a total return of 27.96% for the same period, the result of an increase in NAV per share to $10.50 from $8.22 and the reinvestment of $0.016 per share in dividend income.(1)

•                  For comparison, the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) — a broad-based, unmanaged market index of international stocks – had a total return of 27.52% for the year ended October 31, 2006. The Fund’s peer group, the Lipper International Multi-Cap Core Funds Classification, had an average return of 26.57% for the same period .(2)

Management Discussion

•                  The international investment environment was generally positive during the 12 months ended October 31, 2006, against a backdrop of strong foreign economies relative to the U.S. International returns significantly outpaced those of the U.S. markets: MSCI EAFE Index’s return of 27.52% compared to the S&P 500 Index’s return of 16.33% for the period.(2) In particular, Europe accelerated and Asia remained strong, while the U.S. economy showed signs of slowing. In addition to the generally favorable investment environment, foreign currency appreciation also accounted for a portion of the international markets’ outperformance versus the U.S.

•                  For the 12 months ended October 31, 2006, the Fund had strong positive returns, outperforming the benchmark MSCI EAFE Index. The Fund currently invests its assets in a separate registered investment company, Tax-Managed International Equity Portfolio (the “Portfolio”), with the same objectives and policies as the Fund. Individual stock selection in the Portfolio was the major driver of the Fund’s outperformance during the fiscal year. Stocks adding relative value were found in consumer finance, electric utilities, and oil and gas. Selections detracting from performance included stocks in the real estate management and development industry, as well as industrial trading companies and distributors.

•                  Overall, the Portfolio’s overweighting of the best-performing sectors, such as energy, telecommunications, and utilities contributed to Fund performance during the period. Additionally, the Fund’s performance was aided by the Portfolio’s overweighting in outperforming industries: energy equipment and services, diversified financial services, and office electronics.(3)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. If sales charges were deducted, the returns would be lower.

(2)       It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)       Sector weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

See pages 3 and 4 for more performance information including after-tax returns.

1

•                  Regional allocation played a role in the Fund’s performance for the fiscal year, albeit to a lesser degree. Management’s underweighting of Japan relative to the MSCI EAFE Index was a plus, as was an allocation to certain emerging markets.(2) The Portfolio’s Canadian holdings, as well as an underweighting in stocks from the United Kingdom, detracted from the Fund’s performance.

•                  The Portfolio’s style focus detracted modestly from performance. While the Portfolio’s focus is large-cap growth, small-caps and value stocks have been outperforming for the past three years. However, towards the end of the reporting period, there were indications that large-cap growth may be coming back into favor.

•                  Management continued to implement tax-management strategies in making selections for the Portfolio, striving to purchase stocks primarily from a long-term perspective, emphasizing capital appreciation and dividends that qualify for federal income taxation at long-term capital gains rates.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover.  These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Global Allocation*

By net assets

*                 As a percentage of the Fund’s net assets as of October 31, 2006. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Equity Holdings**

By net assets

Total SA	2.7%
BT Group PLC	2.6
RWE AG	2.5
Acergy SA	2.4
Barclays PLC	2.4
Endesa SA	2.3
ING Groep NV	2.3
Roche Holding AG	2.3
UBS AG	2.2
Rio Tinto, Ltd.	2.2

**          Top Ten Equity Holdings represented 23.9% of Portfolio net assets as of October 31, 2006. Holdings are subject to change due to active management.

2

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B and Class C of the Fund with that of the MSCI EAFE Index, a broad-based, unmanaged index of international stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and Class C and the MSCI EAFE Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	28.85%	27.83%	27.96%
Five Years	8.73%	7.91%	7.94%
Life of Fund†	1.39%	0.62%	0.61%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	21.42%	22.83%	26.96%
Five Years	7.45%	7.61%	7.94%
Life of Fund†	0.69%	0.62%	0.61%

†                  Inception Dates – Class A: 4/22/98; Class B: 4/22/98; Class C: 4/22/98

*                 Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

**          Source: Thomson Financial. Class A, Class B and Class C of the Fund commenced investment operations on 4/22/98. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	28.85%	8.73%	1.39%
Return After Taxes on Distributions	28.87%	8.85%	1.47%
Return After Taxes on Distributions and Sale of Fund Shares	19.07%	7.72%	1.29%

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	21.42%	7.45%	0.69%
Return After Taxes on Distributions	21.44%	7.56%	0.76%
Return After Taxes on Distributions and Sale of Fund Shares	14.23%	6.58%	0.68%

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	27.83%	7.91%	0.62%
Return After Taxes on Distributions	28.00%	8.05%	0.71%
Return After Taxes on Distributions and Sale of Fund Shares	18.29%	7.01%	0.62%

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	22.83%	7.61%	0.62%
Return After Taxes on Distributions	23.00%	7.76%	0.71%
Return After Taxes on Distributions and Sale of Fund Shares	15.04%	6.75%	0.62%

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	27.96%	7.94%	0.61%
Return After Taxes on Distributions	28.12%	8.08%	0.70%
Return After Taxes on Distributions and Sale of Fund Shares	18.39%	7.03%	0.61%

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	26.96%	7.94%	0.61%
Return After Taxes on Distributions	27.12%	8.08%	0.70%
Return After Taxes on Distributions and Sale of Fund Shares	17.74%	7.03%	0.61%

Class A, Class B and Class C of the Fund commenced investment operations on 4/22/98. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed International Equity Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$1,020.30	$8.40
Class B	$1,000.00	$1,016.40	$12.15
Class C	$1,000.00	$1,017.40	$12.15
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.90	$8.39
Class B	$1,000.00	$1,013.20	$12.13
Class C	$1,000.00	$1,013.20	$12.13

* Expenses are equal to the Fund's annualized expense ratio of 1.65% for Class A shares, 2.39% for Class B shares, and 2.39% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $75,447,856)	$116,769,007
Receivable for Fund shares sold	441,857
Total assets	$117,210,864
Liabilities
Payable for Fund shares redeemed	$148,914
Payable to affiliate for distribution and service fees	60,134
Payable to affiliate for Trustees' fees	141
Accrued expenses	76,777
Total liabilities	$285,966
Net Assets	$116,924,898
Sources of Net Assets
Paid-in capital	$187,338,476
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(111,626,956)
Accumulated net investment loss	(107,773)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	41,321,151
Total	$116,924,898
Class A Shares
Net Assets	$59,485,865
Shares Outstanding	5,367,962
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.08
Maximum Offering Price Per Share (100 ÷ 94.25 of $11.08)	$11.76
Class B Shares
Net Assets	$29,213,890
Shares Outstanding	2,778,358
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.51
Class C Shares
Net Assets	$28,225,143
Shares Outstanding	2,688,540
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.50
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $230,904)	$2,263,853
Interest allocated from Portfolio	122,076
Expenses allocated from Portfolio	(1,067,283)
Net investment income from Portfolio	$1,318,646
Expenses
Trustees' fees and expenses	$2,035
Distribution and service fees Class A	104,470
Class B	297,644
Class C	239,004
Transfer and dividend disbursing agent fees	168,426
Registration fees	51,636
Printing and postage	27,456
Custodian fee	20,183
Legal and accounting services	19,005
Miscellaneous	3,950
Total expenses	$933,809
Net investment income	$384,837
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$4,293,857
Foreign currency transactions	(115,026)
Net realized gain	$4,178,831
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$18,119,467
Foreign currency	5,071
Net change in unrealized appreciation (depreciation)	$18,124,538
Net realized and unrealized gain	$22,303,369
Net increase in net assets from operations	$22,688,206

See notes to financial statements

6

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$384,837	$168,135
Net realized gain from investments and foreign currency transactions	4,178,831	4,089,306
Net change in unrealized appreciation (depreciation) from investments and foreign currency	18,124,538	10,289,126
Net increase in net assets from operations	$22,688,206	$14,546,567
Distributions to shareholders — From net investment income Class A	$(266,710)	$—
Class B	(29,574)	—
Class C	(35,806)	—
Total distributions to shareholders	$(332,090)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$26,439,564	$4,927,186
Class B	3,438,109	2,024,959
Class C	8,151,469	2,462,849
Net asset value of shares issued to shareholders in payment of distributions declared Class A	205,637	—
Class B	25,416	—
Class C	27,556	—
Cost of shares redeemed Class A	(8,678,616)	(5,677,410)
Class B	(7,058,912)	(7,027,365)
Class C	(4,128,144)	(5,171,725)
Net asset value of shares exchanged Class A	2,198,364	171,122
Class B	(2,198,364)	(171,122)
Redemption fees	4,264	1,025
Net increase (decrease) in net assets from Fund share transactions	$18,426,343	$(8,460,481)
Net increase in net assets	$40,782,459	$6,086,086
Net Assets
At beginning of year	$76,142,439	$70,056,353
At end of year	$116,924,898	$76,142,439
Accumulated net investment loss included in net assets
At end of year	$(107,773)	$(45,494)

See notes to financial statements

7

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$8.670	$7.080	$6.210	$5.330	$7.350
Income (loss) from operations
Net investment income (loss)	$0.082	$0.056	$0.026	$0.015	$(0.044)
Net realized and unrealized gain (loss)	2.403	1.534	0.844	0.865	(1.976)
Total income (loss) from operations	$2.485	$1.590	$0.870	$0.880	$(2.020)
Less distributions
From net investment income	$(0.075)	$—	$—	$—	$—
Total distributions	$(0.075)	$—	$—	$—	$—
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000 (2)	$—	$—
Net asset value — End of year	$11.080	$8.670	$7.080	$6.210	$5.330
Total Return(3)	28.85%	22.46%	14.01%	16.51%	(27.48)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$59,486	$29,634	$24,714	$23,857	$27,929
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.67%	1.89%	2.08%	2.09%	1.82%
Expenses after custodian fee reduction(4)	1.67%	1.89%	2.08%	2.09%	1.82%
Net investment income (loss)	0.81%	0.70%	0.38%	0.28%	(0.64)%
Portfolio Turnover	25%	39%	62%	100%	128%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$8.230	$6.770	$5.980	$5.170	$7.190
Income (loss) from operations
Net investment income (loss)	$0.008	$(0.004)	$(0.026)	$(0.024)	$(0.092)
Net realized and unrealized gain (loss)	2.281	1.464	0.816	0.834	(1.928)
Total income (loss) from operations	$2.289	$1.460	$0.790	$0.810	$(2.020)
Less distributions
From net investment income	$(0.009)	$—	$—	$—	$—
Total distributions	$(0.009)	$—	$—	$—	$—
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000 (2)	$—	$—
Net asset value — End of year	$10.510	$8.230	$6.770	$5.980	$5.170
Total Return(3)	27.83%	21.56%	13.21%	15.67%	(28.10)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$29,214	$27,861	$27,546	$27,764	$29,610
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.42%	2.64%	2.83%	2.84%	2.57%
Expenses after custodian fee reduction(4)	2.42%	2.64%	2.83%	2.84%	2.57%
Net investment income (loss)	0.08%	(0.05)%	(0.40)%	(0.46)%	(1.38)%
Portfolio Turnover	25%	39%	62%	100%	128%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

9

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$8.220	$6.760	$5.970	$5.160	$7.180
Income (loss) from operations
Net investment income (loss)	$0.009	$(0.004)	$(0.025)	$(0.023)	$(0.091)
Net realized and unrealized gain (loss)	2.287	1.464	0.815	0.833	(1.929)
Total income (loss) from operations	$2.296	$1.460	$0.790	$0.810	$(2.020)
Less distributions
From net investment income	$(0.016)	$—	$—	$—	$—
Total distributions	$(0.016)	$—	$—	$—	$—
Redemption fees	$0.000 (2)	$0.000 (2)	$0.000 (2)	$—	$—
Net asset value — End of year	$10.500	$8.220	$6.760	$5.970	$5.160
Total Return(3)	27.96%	21.60%	13.23%	15.70%	(28.13)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$28,225	$18,647	$17,797	$18,616	$21,919
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.42%	2.64%	2.83%	2.84%	2.57%
Expenses after custodian fee reduction(4)	2.42%	2.64%	2.83%	2.84%	2.57%
Net investment income (loss)	0.09%	(0.06)%	(0.39)%	(0.44)%	(1.38)%
Portfolio Turnover	25%	39%	62%	100%	128%

(1)  Net investment income (loss) and redemption fees per share were computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

10

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed International Equity Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (51.2% at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $111,387,296 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2009 ($22,320,758), October 31, 2010 ($49,131,487) and October 31, 2011 ($39,935,051).

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

H  Redemption Fee — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforward from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest distributions in shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended October 31, 2006, paid-in capital was increased by $1,029, accumulated net investment income was decreased by $115,026 and accumulated net realized loss was decreased by $113,997 primarily due to differences between book and tax accounting for foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$765,778
Capital loss carryforward	$(111,387,296)
Unrealized gain	$40,207,940

The tax character of distributions paid for the years ended October 31, 2006 and October 31, 2005 was as follows:

	Year Ended October 31,
	2006	2005
Distributions declared from:
Ordinary income	$332,090	—

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2006	2005
Sales	2,576,187	615,868
Issued to shareholders electing to receive payments of distributions in Fund shares	22,400	—
Redemptions	(865,189)	(711,797)
Exchange from Class B shares	217,520	21,573
Net increase (decrease)	1,950,918	(74,356)
	Year Ended October 31,
Class B	2006	2005
Sales	357,782	264,394
Issued to shareholders electing to receive payments of distributions in Fund shares	2,901	—
Redemptions	(738,547)	(926,665)
Exchange to Class A shares	(228,763)	(22,670)
Net decrease	(606,627)	(684,941)
	Year Ended October 31,
Class C	2006	2005
Sales	851,048	324,572
Issued to shareholders electing to receive payments of distributions in Fund shares	3,149	—
Redemptions	(433,492)	(688,729)
Net increase (decrease)	420,705	(364,157)

Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. For the year ended October 31, 2006, the Fund received $4,264 in redemption fees on Class A shares.

12

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fees earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $38,107 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2006. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2006, EVM received $12,252 in sub-transfer agent fees.

Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $104,470 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, the "Plans"). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $223,233 and $179,253 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $3,666,000 and $7,174,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2006 amounted to $74,411, and $59,751, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSCs received on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $300, $58,000 and $1,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2006.

13

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $37,823,192 and $20,787,188 respectively, for the year ended October 31, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and the Shareholders of Eaton Vance Tax-Managed International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed International Equity Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust), as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

15

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of the qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $2,349,758, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund designates a foreign tax credit of $230,904 and recognizes foreign source income of $2,494,757.

16

Tax-Managed International Equity Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.6%
Security	Shares	Value
Airlines — 1.7%
Air France-KLM	62,000	$2,208,361
Gol Linhas Aereas Inteligentes SA ADR	56,700	1,766,205
		$3,974,566
Automobiles — 2.7%
Honda Motor Co., Ltd.	76,000	$2,677,905
Toyota Motor Corp.	60,000	3,536,681
		$6,214,586
Beverages — 4.3%
Coca-Cola Icecek Uretim AS(1)	30,000	$175,805
Diageo PLC	120,000	2,218,456
Fomento Economico Mexicano SA de CV ADR	44,000	4,254,360
Heineken Holding NV	28,000	1,094,281
InBev NV	37,400	2,105,692
		$9,848,594
Capital Markets — 3.0%
Deutsche Bank AG	14,000	$1,768,900
UBS AG	84,000	5,016,654
		$6,785,554
Chemicals — 0.8%
BASF AG	20,000	$1,766,039
		$1,766,039
Commercial Banks — 16.7%
Anglo Irish Bank Corp. PLC	77,400	$1,389,296
Australia and New Zealand Banking Group, Ltd.	138,500	3,100,016
Banco Bilbao Vizcaya Argentaria SA	66,700	1,609,915
Banco Santander Central Hispano SA	200,000	3,461,461
Bank of Ireland	66,500	1,331,528
Barclays PLC	400,000	5,388,592
BNP Paribas	26,500	2,910,520
Danske Bank A/S	52,700	2,207,331
DBS Group Holdings, Ltd.	300,000	3,921,642
Grupo Financiero Banorte SA de C.V.	500,000	1,812,032
HBOS PLC	50,000	1,035,679
HSBC Holdings PLC	151,780	2,879,652
Mitsubishi UFJ Financial Group, Inc.	350	4,431,882

Security	Shares	Value
Commercial Banks (continued)
Societe Generale	10,300	$1,710,006
Sumitomo Trust and Banking Co., Ltd. (The)	90,000	963,846
		$38,153,398
Communications Equipment — 0.8%
Nokia Oyj	90,000	$1,788,980
		$1,788,980
Construction & Engineering — 0.8%
Vinci SA	15,500	$1,746,256
		$1,746,256
Consumer Finance — 1.9%
Orix Corp.	15,300	$4,295,539
		$4,295,539
Diversified Financial Services — 2.9%
Fortis	35,000	$1,466,560
ING Groep NV	118,439	5,245,628
		$6,712,188
Diversified Telecommunication Services — 4.4%
BT Group PLC	1,130,000	$6,005,726
Philippine Long Distance Telephone Co. ADR	55,300	2,632,833
TeliaSonera AB	180,000	1,333,536
		$9,972,095
Electric Utilities — 5.6%
British Energy Group PLC(1)	100,000	$803,798
E. ON AG	15,340	1,847,191
Endesa SA	120,000	5,265,025
Enel SPA	292,000	2,796,680
Scottish and Southern Energy PLC	79,500	1,994,151
		$12,706,845
Energy Equipment & Services — 3.4%
Acergy SA(1)	300,000	$5,455,580
Tenaris SA ADR	60,000	2,315,400
		$7,770,980

See notes to financial statements

17

Tax-Managed International Equity Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Food & Staples Retailing — 3.0%
AEON Co., Ltd.	210,000	$4,929,861
Controladora Comercial Mexicana SA de C.V.	1,000,000	2,031,334
		$6,961,195
Food Products — 2.1%
Nestle SA	14,000	$4,784,782
		$4,784,782
Gas Utilities — 0.5%
Samchully Co., Ltd.	9,000	$1,069,837
		$1,069,837
Health Care Equipment & Supplies — 0.9%
Synthes, Inc.	18,000	$2,041,149
		$2,041,149
Household Durables — 1.1%
Sekisui House, Ltd. ADR	160,000	$2,525,200
		$2,525,200
Industrial Conglomerates — 1.6%
Keppel Corp., Ltd.	371,000	$3,766,532
		$3,766,532
Insurance — 4.2%
Aviva PLC	91,700	$1,354,308
AXA SA	125,900	4,789,796
Muenchener Rueckversicherungs-Gesellschaft AG	21,000	3,415,334
		$9,559,438
Machinery — 3.1%
AB SKF ADR	50,000	$804,900
Komatsu, Ltd.	250,000	4,490,699
Vallourec SA	7,000	1,740,050
		$7,035,649
Marine — 0.9%
Cosco Corp., Ltd.	1,600,000	$1,971,186
		$1,971,186

Security	Shares	Value
Metals & Mining — 6.0%
Anglo American PLC ADR	100,000	$2,268,000
BHP Billiton, Ltd.	100,000	2,127,134
Companhia Vale do Rio Doce ADR	110,000	2,389,200
Rio Tinto, Ltd.	82,500	5,013,032
Teck Cominco, Ltd., Class B	27,000	1,991,896
		$13,789,262
Multi-Utilities — 2.5%
RWE AG	58,000	$5,744,723
		$5,744,723
Office Electronics — 2.0%
Canon, Inc.	86,250	$4,598,428
		$4,598,428
Oil, Gas & Consumable Fuels — 7.5%
BMB Munai, Inc.(1)	100,000	$578,000
EnCana Corp.	24,000	1,139,760
ENI SPA	75,000	2,268,810
Norsk Hydro ASA	75,000	1,734,296
Petroleo Brasileiro SA ADR	45,000	3,643,200
Royal Dutch Shell PLC, Class B	40,858	1,467,866
Total SA	92,000	6,223,620
		$17,055,552
Pharmaceuticals — 5.0%
Eisai Co., Ltd.	20,000	$1,021,271
Novartis AG	71,000	4,310,448
Roche Holding AG	29,500	5,165,953
Takeda Pharmaceutical Co., Ltd.	13,000	833,194
		$11,330,866
Real Estate Management & Development — 0.7%
Sun Hung Kai Properties, Ltd.	155,000	$1,692,018
		$1,692,018
Road & Rail — 1.9%
Canadian Pacific Railway, Ltd.	61,000	$3,451,649
West Japan Railway Co.	200	852,584
		$4,304,233

See notes to financial statements

18

Tax-Managed International Equity Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 0.4%
Samsung Electronics Co., Ltd.	1,570	$1,016,680
		$1,016,680
Software — 0.3%
UbiSoft Entertainment SA(1)	10,000	$616,588
		$616,588
Tobacco — 2.3%
British American Tobacco PLC	70,000	$1,906,127
Japan Tobacco, Inc.	750	3,258,770
		$5,164,897
Trading Companies & Distributors — 2.0%
Mitsubishi Corp.	240,000	$4,625,462
		$4,625,462
Wireless Telecommunication Services — 0.6%
China Mobile, Ltd. ADR	35,000	$1,427,300
		$1,427,300
Total Common Stocks (identified cost $143,693,051)		$222,816,597

Short-Term Investments — 2.9%
Security	Principal Amount (000's omitted)	Value
Societe Generale Time Deposit, 5.31%, 11/1/06	$6,704	$6,704,000
Total Short-Term Investments (at amortized cost, $6,704,000)		$6,704,000
Total Investments — 100.5% (identified cost $150,397,051)		$229,520,597
Other Assets, Less Liabilities — (0.5)%		$(1,243,807)
Net Assets — 100.0%		$228,276,790

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

19

Tax-Managed International Equity Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
Japan	18.9%	$43,041,321
United Kingdom	12.0%	27,322,356
France	9.6%	21,945,197
Switzerland	9.3%	21,318,985
Germany	6.4%	14,542,187
Spain	4.5%	10,336,401
Australia	4.5%	10,240,181
Singapore	4.2%	9,659,360
Mexico	3.5%	8,097,726
Brazil	3.4%	7,798,605
Norway	3.1%	7,189,876
Canada	2.9%	6,583,305
Netherlands	2.8%	6,339,909
Italy	2.2%	5,065,491
Belgium	1.6%	3,572,252
Ireland	1.2%	2,720,825
Philippines	1.2%	2,632,833
Argentina	1.0%	2,315,400
Denmark	1.0%	2,207,331
Sweden	0.9%	2,138,437
Republic of Korea	0.9%	2,086,516
Finland	0.8%	1,788,980
Hong Kong	0.8%	1,692,018
China	0.6%	1,427,300
Kazakhstan	0.2%	578,000
Turkey	0.1%	175,805
Total Common Stocks	97.6%	$222,816,597
Short-Term Investments	2.9%	$6,704,000

See notes to financial statements

20

Tax-Managed International Equity Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $150,397,051)	$229,520,597
Cash	347
Dividends and interest receivable	194,079
Tax reclaim receivable	153,803
Total assets	$229,868,826
Liabilities
Payable for investments purchased	$1,336,870
Payable to affiliate for investment advisory fees	183,223
Payable to affiliate for Trustees' fees	953
Accrued expenses	70,990
Total liabilities	$1,592,036
Net Assets applicable to investors' interest in Portfolio	$228,276,790
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$149,148,702
Net unrealized appreciation (computed on the basis of identified cost)	79,128,088
Total	$228,276,790

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Dividends (net of foreign taxes, $459,443)	$4,497,626
Interest	240,439
Total investment income	$4,738,065
Expenses
Investment adviser fee	$1,893,653
Trustees' fees and expenses	13,129
Custodian fee	171,964
Legal and accounting services	31,924
Miscellaneous	7,431
Total expenses	$2,118,101
Deduct — Reduction of custodian fee	$47
Total expense reductions	$47
Net expenses	$2,118,054
Net investment income	$2,620,011
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$7,928,831
Foreign currency transactions	(227,218)
Net realized gain	$7,701,613
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$36,891,824
Foreign currency	10,960
Net change in unrealized appreciation (depreciation)	$36,902,784
Net realized and unrealized gain	$44,604,397
Net increase in net assets from operations	$47,224,408

See notes to financial statements

21

Tax-Managed International Equity Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$2,620,011	$2,032,473
Net realized gain from investments and foreign currency transactions	7,701,613	6,294,822
Net change in unrealized appreciation (depreciation) from investments and foreign currency	36,902,784	21,419,197
Net increase in net assets from operations	$47,224,408	$29,746,492
Capital transactions — Contributions	$50,247,326	$9,201,552
Withdrawals	(20,795,552)	(19,362,515)
Net increase (decrease) in net assets from capital transactions	$29,451,774	$(10,160,963)
Net increase in net assets	$76,676,182	$19,585,529
Net Assets
At beginning of year	$151,600,608	$132,015,079
At end of year	$228,276,790	$151,600,608

See notes to financial statements

22

Tax-Managed International Equity Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	1.12%	1.16%	1.21%	1.23%	1.20%
Expenses after custodian fee reduction	1.12%	1.16%	1.21%	1.23%	1.20%
Net investment income (loss)	1.38%	1.42%	1.24%	1.15%	(0.01)%
Portfolio Turnover	25%	39%	62%	100%	128%
Total Return(1)	29.54%	23.36%	15.04%	17.52%	(27.07)%
Net assets, end of year (000's omitted)	$228,277	$151,601	$132,015	$108,454	$95,920

(1)  Total return is required to be disclosed for fiscal year beginning after December 15, 2000.

See notes to financial statements

23

Tax-Managed International Equity Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2006, the Eaton Vance Tax-Managed International Equity Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 51.2% and 48.7% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Financial Futures Contracts — Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price

24

Tax-Managed International Equity Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

K  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

25

Tax-Managed International Equity Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 1.00% annually of the average daily net assets of the Portfolio up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2006, the advisory fee amounted to $1,893,653. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Eagle Global Advisors, L.L.C. ("Eagle"). BMR pays Eagle a monthly sub-advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and sub-adviser fees. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $73,695,992 and $46,974,031, respectively, for the year ended October 31, 2006.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$152,159,033
Gross unrealized appreciation	$77,736,025
Gross unrealized depreciation	(374,461)
Net unrealized appreciation	$77,361,564

The net unrealized appreciation on foreign currency at October 31, 2006 was $4,542.

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open financial instruments at October 31, 2006.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2006.

7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments.

26

Tax-Managed International Equity Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

27

Tax-Managed International Equity Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Tax-Managed International Equity Portfolio as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

28

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

29

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed International Equity Portfolio, the portfolio in which the Eaton Vance Tax-Managed International Equity Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), and the sub-advisory agreement with Eagle Global Advisors, L.L.C. ("Eagle" or the "Sub-adviser") including the fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreements of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser's and the Sub-adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser's in-house equity research capabilities, which aids the Adviser in supervising Eagle's management of the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management. With respect to the Sub-adviser, the Board took into consideration the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser's experience in managing international equity portfolios, as well as recent changes in personnel.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, and of the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

30

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser's profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

31

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Eagle" refers to Eagle Global Advisors, L.L.C., "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991 and of the Portfolio since 1998	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	170	Director of EVC

Noninterested Trustees(s)

Benjamin C. Esty 1/26/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 1998 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

32

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1998	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2004	Partner and Chairman of the International Investment Committee of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR

Thomas N. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2004	Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

33

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM and BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Kristin S. Anagnost 6/12/65	Treasurer of the Portfolio	Since 2002(2)	Assistant Vice President of EVM and BMR. Officer of 95 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997 and of the Portfolio since 1998	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Ms. Anagnost served as Assistant Treasurer of the Portfolio since 1998. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

34

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Investment Adviser of Tax-Managed International Equity Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Tax-Managed International Equity Portfolio
Eagle Global Advisors, L.L.C.

5847 San Felipe, Suite 930
Houston, TX 77057

Administrator of Eaton Vance Tax-Managed International Equity Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed International Equity Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

038-12/06  IGSRC

Annual Report October 31, 2006

EATON VANCE
TAX-MANAGED
SMALL-CAP

GROWTH FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission ("the SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006

MANAGEMENT‘S DISCUSSION OF PERFORMANCE

Nancy B. Tooke, CFA
  Portfolio Manager

The Fund

Performance for the Past Year

•      For the year ended October 31, 2006, Eaton Vance Tax-Managed Small-Cap Growth Fund’s (the “Fund”) Class A shares had a total return of 21.55%. This return was the result of an increase in net asset value (NAV) per share to $12.52 on October 31, 2006, from $10.30 on October 31, 2005.(1)

•      The Fund’s Class B shares had a total return of 20.76% for the same period, the result of an increase in NAV per share to $11.69 from $9.68.(1)

•      The Fund’s Class C shares had a total return of 20.72% for the same period, the result of an increase in NAV per share to $11.65 from $9.65.(1)

•      For comparison, the Russell 2000 Index – an unmanaged market index of small-cap stocks – had a total return of 19.98%, while the S&P SmallCap 600 Index – a broad-based, unmanaged market index of 600 small-capitalization stocks trading in the U.S. – had a total return of 16.10%.2 The Fund’s peer group, the Lipper Small-Cap Growth Funds Classification, had an average total return of 12.82% for the same period.(2)

See pages 2 and 4 for more performance information, including after-tax returns.

Management Discussion

•      The U.S. economy showed impressive strength in the first half of the fiscal year, amid high consumer confidence, strong job creation and solid corporate earnings growth. However, the economy moderated in the second half of the fiscal year ended October 31, 2006, as the combination of rising interest rates and higher energy costs finally began to take a toll on consumer spending.

•      The stock market moved modestly higher through April 2006, but underwent a sharp correction in May and June, as the spike in oil prices and the flagging real estate market temporarily cooled investor sentiment. In mid-summer, the market regained its footing on signs of improving corporate earnings and extended its rally through the end of the fiscal year. Small-cap stocks outperformed their larger-cap counterparts. However, growth stocks, especially technology stocks, tended to underperform value stocks.

•      For the year ended October 31, 2006, the Fund outperformed its benchmark. The Fund invests its assets in Tax-Managed Small Cap Growth Portfolio (the “Portfolio”), a separate investment company with the same objectives and investment policies as the Fund. The Portfolio remained broadly diversified among economic sectors and industry groups. Sector weightings shifted slightly during the fiscal year ended October 31, 2006. The Portfolio had a slightly increased exposure to the industrial and financial sectors, while the weighting in energy was slightly reduced during the fiscal year.(3)

•      The Portfolio’s leading performers during the fiscal year were in the consumer discretionary, consumer staples and information technology sectors. Media stocks fared well for the Portfolio, including an operator of television stations in Central and Eastern Europe. Stock selection among food and personal care products also produced favorable returns. Within the technology sector, the Portfolio saw strong performances from semiconductor stocks serving the telecom industry and from enterprise software stocks with discrete niche business applications.

•      Some of the the Portfolio’s less robust perfomers during the fiscal year were in the financial and health care sectors. Insurance companies struggled with a difficult interest-rate environment and increased competition. In the health care area, some makers of life care tools and supplies failed to meet earnings expectations. While energy contributed strongly through much of the year, the group detracted modestly from performance in the latter months of the fiscal year, as energy equipment stocks corrected after a lengthy period of outperformance.

•      As previously announced, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 merged into Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 at the close of business on April 28, 2006, and was renamed Eaton Vance Tax-Managed Small-Cap Growth Fund on May 1, 2006.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)  These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower.

(2)  It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index or a Lipper Classification. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)  Sector and industry weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of 600 small-capitalization stocks traded in the U.S., and the Russell 2000 Index, an unmanaged market index of smallcap growth stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600 Index, and the Russell 2000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	21.55%	20.76%	20.72%
Five Years	4.94	4.15	4.16
Life of Fund†	2.50	1.73	1.69

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	14.55%	15.76%	19.72%
Five Years	3.70	3.81	4.16
Life of Fund†	1.84	1.73	1.69

† Inception Dates — Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97

(1)    Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Comparison of Change in Value of a $10,000 Investment in
Eaton Vance Tax-Managed Small-Cap Growth Fund Class A vs. the
S&P SmallCap 600 Index and the Russell 2000 Index*

*   Source: Thomson Financial. Class A of the Fund commenced investment operations on 9/25/97. A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 9/29/97 would have been valued at $11,690 and $11,650, respectively, on 10/31/06. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

2

Top Ten Holdings(1)

By net assets

Jarden Corp.	2.8%
FLIR Systems, Inc.	2.1%
MoneyGram International, Inc.	2.1%
Parametric Technology Corp.	2.1%
Sybase, Inc.	2.1%
Essex Property Trust, Inc.	2.0%
Central European Media Enterprises, Ltd.	1.9%
RBC Bearings, Inc.	1.9%
Analogic Corp.	1.8%
Cooper Companies, Inc. (The)	1.8%

(1)   Top Ten Holdings represented 20.6% of Portfolio net assets as of October 31, 2006. Holdings are subject to change due to active management.

Common Stock Investments by Sector(2)

By net assets

(2)    As a percentage of the Portfolio’s net assets as of 10/31/06. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	21.55%	4.94%	2.50%
Return After Taxes on Distributions	21.55%	4.94%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares	14.01%	4.25%	2.16%

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	14.55%	3.70%	1.84%
Return After Taxes on Distributions	14.55%	3.70%	1.84%
Return After Taxes on Distributions and Sale of Fund Shares	9.46%	3.18%	1.58%

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	20.72%	4.16%	1.69%
Return After Taxes on Distributions	20.72%	4.16%	1.69%
Return After Taxes on Distributions and Sale of Fund Shares	13.47%	3.58%	1.45%

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	19.72%	4.16%	1.69%
Return After Taxes on Distributions	19.72%	4.16%	1.69%
Return After Taxes on Distributions and Sale of Fund Shares	12.82%	3.58%	1.45%

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	20.76%	4.15%	1.73%
Return After Taxes on Distributions	20.76%	4.15%	1.73%
Return After Taxes on Distributions and Sale of Fund Shares	13.50%	3.57%	1.49%

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	15.76%	3.81%	1.73%
Return After Taxes on Distributions	15.76%	3.81%	1.73%
Return After Taxes on Distributions and Sale of Fund Shares	10.25%	3.27%	1.49%

Class A of the Fund commenced invesment operations on 9/25/97, and Class B and Class C of the Fund commenced investment operations on 9/29/97. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. Fund performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Small-Cap Growth Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$997.60	$6.95
Class B	$1,000.00	$994.90	$10.66
Class C	$1,000.00	$994.00	$10.71
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.20	$7.02
Class B	$1,000.00	$1,014.50	$10.76
Class C	$1,000.00	$1,014.50	$10.82

* Expenses are equal to the Fund's annualized expense ratio of 1.38% for Class A shares, 2.12% for Class B shares, and 2.13% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Tax-Managed Small-Cap Growth Portfolio, at value (identified cost, $104,328,030)	$116,944,399
Receivable for Fund shares sold	56,027
Total assets	$117,000,426
Liabilities
Payable for Fund shares redeemed	$211,311
Payable to affiliate for distribution and service fees	68,505
Payable to affiliate for Trustees' fees	156
Other accrued expenses	91,324
Total liabilities	$371,296
Net Assets	$116,629,130
Sources of Net Assets
Paid-in capital	$218,894,524
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(114,881,763)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	12,616,369
Total	$116,629,130
Class A Shares
Net Assets	$46,894,833
Shares Outstanding	3,745,155
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$12.52
Maximum Offering Price Per Share (100 ÷ 94.25 of $12.52)	$13.28
Class B Shares
Net Assets	$43,052,898
Shares Outstanding	3,682,994
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.69
Class C Shares
Net Assets	$26,681,399
Shares Outstanding	2,291,040
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.65
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $1,013)	$562,193
Interest allocated from Portfolio	242,683
Expenses allocated from Portfolio	(775,816)
Net investment income from Portfolio	$29,060
Expenses
Trustees' fees and expenses	1,549
Distribution and service fees Class A	88,943
Class B	464,677
Class C	226,812
Transfer and dividend disbursing agent fees	273,941
Printing and postage	65,046
Registration fees	45,597
Legal and accounting services	24,503
Custodian fee	18,423
Miscellaneous	3,374
Total expenses	$1,212,865
Net investment loss	$(1,183,805)
Realized and Unrealized Gain from Portfolio
Net realized gain — Investment transactions (identified cost basis)	$18,110,349
Foreign currency transactions	53
Net realized gain	$18,110,402
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(187,670)
Net change in unrealized appreciation (depreciation)	$(187,670)
Net realized and unrealized gain	$17,922,732
Net increase in net assets from operations	$16,738,927

See notes to financial statements

6

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment loss	$(1,183,805)	$(1,659,210)
Net realized gain from investment transactions and foreign currency transactions	18,110,402	15,695,062
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(187,670)	(5,158,255)
Net increase in net assets from operations	$16,738,927	$8,877,597
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$2,101,706	$479,543
Class B	533,172	533,785
Class C	669,239	394,910
Issued in reorganization of Eaton Vance Tax-Managed Small-Cap Growth 1.2 Class A	13,881,608	—
Class B	12,235,505	—
Class C	10,183,286	—
Cost of shares redeemed Class A	(10,091,563)	(9,789,356)
Class B	(14,186,537)	(18,896,375)
Class C	(5,854,588)	(9,188,732)
Net asset value of shares exchanged Class A	10,671,193	1,537,677
Class B	(10,671,193)	(1,537,677)
Net increase (decrease) in net assets from Fund share transactions	$9,471,828	$(36,466,225)
Net increase (decrease) in net assets	$26,210,755	$(27,588,628)
Net Assets
At beginning of year	$90,418,375	$118,007,003
At end of year	$116,629,130	$90,418,375

See notes to financial statements

7

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2006		2005		2004		2003	2002
Net asset value — Beginning of year	$10.300		$9.470		$9.630		$7.620	$9.840
Income (loss) from operations
Net investment loss(1)	$(0.073)		$(0.105)		$(0.107)		$(0.100)	$(0.095)
Net realized and unrealized gain (loss)	2.293		0.935		(0.053)		2.110	(2.125)
Total income (loss) from operations	$2.220		$0.830		$(0.160)		$2.010	$(2.220)
Net asset value — End of year	$12.520		$10.300		$9.470		$9.630	$7.620
Total Return(2)	21.55%		8.76%		(1.66	)%(3)	26.38%	(22.56)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$46,895		$24,855		$30,172		$40,514	$44,208
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.41	%(5)	1.44	%(5)	1.37%		1.43%	1.24%
Expenses after custodian fee reduction(4)	1.41	%(5)	1.44	%(5)	1.37%		1.43%	1.24%
Net investment loss	(0.63)%		(1.04)%		(1.12)%		(1.23)%	(1.00)%
Portfolio Turnover of the Portfolio	99%		223%		282%		248%	131%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2006 and 2005, respectively).

See notes to financial statements

8

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2006		2005		2004		2003	2002
Net asset value — Beginning of year	$9.680		$8.980		$9.190		$7.330	$9.540
Income (loss) from operations
Net investment loss(1)	$(0.152)		$(0.170)		$(0.170)		$(0.155)	$(0.161)
Net realized and unrealized gain (loss)	2.162		0.870		(0.040)		2.015	(2.049)
Total income (loss) from operations	$2.010		$0.700		$(0.210)		$1.860	$(2.210)
Net asset value — End of year	$11.690		$9.680		$8.980		$9.190	$7.330
Total Return(2)	20.76%		7.80%		(2.28	)%(3)	25.38%	(23.16)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$43,053		$47,222		$62,553		$82,345	$81,353
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.16	%(5)	2.19	%(5)	2.12%		2.18%	1.99%
Expenses after custodian fee reduction(4)	2.16	%(5)	2.19	%(5)	2.12%		2.18%	1.99%
Net investment loss	(1.40)%		(1.79)%		(1.87)%		(1.98)%	(1.75)%
Portfolio Turnover of the Portfolio	99%		223%		282%		248%	131%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2006 and 2005, respectively).

See notes to financial statements

9

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2006		2005		2004		2003	2002
Net asset value — Beginning of year	$9.650		$8.940		$9.160		$7.310	$9.500
Income (loss) from operations
Net investment loss(1)	$(0.150)		$(0.170)		$(0.170)		$(0.154)	$(0.161)
Net realized and unrealized gain (loss)	2.150		0.880		(0.050)		2.004	(2.029)
Total income (loss) from operations	$2.000		$0.710		$(0.220)		$1.850	$(2.190)
Net asset value — End of year	$11.650		$9.650		$8.940		$9.160	$7.310
Total Return(2)	20.72%		7.94%		(2.40	)%(3)	25.31%	(23.05)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$26,681		$18,341		$25,282		$35,855	$36,789
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	2.16	%(5)	2.19	%(5)	2.12%		2.18%	1.99%
Expenses after custodian fee reduction(4)	2.16	%(5)	2.19	%(5)	2.12%		2.18%	1.99%
Net investment loss	(1.38)%		(1.79)%		(1.87)%		(1.97)%	(1.75)%
Portfolio Turnover of the Portfolio	99%		223%		282%		248%	131%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The effect of the Fund's net increase from payments by affiliate and net gains (losses), through its investment in the Portfolio, realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2006 and 2005, respectively).

See notes to financial statements

10

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Growth Fund (formerly Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Small-Cap Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (73.5% at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

E  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryforward of $117,595,342 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2009, ($61,649,604), and on October 31, 2010, ($55,945,738).

A capital loss carryforward of $1,555,676, included in the number above, will be available to the Fund as a result of the reorganization of Tax-Managed Small-Cap Growth Fund 1.2 on April 28, 2006 (see Note 8). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee

11

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the reinvestment date. Distributions are paid in the form of additional shares of the same class of the Fund, or at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the year ended October 31, 2006, accumulated paid-in capital was increased by $310,836, accumulated net investment loss was decreased by $1,183,805 and accumulated net realized loss was increased by $1,494,641 to differences between book and tax accounting treatment of net investment income/losses, foreign currency gains and losses. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	(117,595,342)
Unrealized appreciation	15,329,948

  3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2006	2005
Sales	175,888	47,908
Redemptions	(870,120)	(970,900)
Exchange from Class B shares	918,538	152,323
Issued to Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 shareholders	1,106,591	—
Net increase (decrease)	1,330,897	(770,669)
	Year Ended October 31,
Class B	2006	2005
Sales	48,656	56,356
Redemptions	(1,302,068)	(1,985,600)
Exchange to Class A shares	(980,419)	(161,630)
Issued to Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 shareholders	1,040,817	—
Net decrease	(1,193,014)	(2,090,874)
	Year Ended October 31,
Class C	2006	2005
Sales	60,848	41,701
Redemptions	(540,263)	(967,142)
Issued to Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 shareholders	869,466	—
Net increase (decrease)	390,051	(925,441)

  4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no

12

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2006, EVM received $17,200 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $3,847 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2006.

Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

  5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $88,943 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. Distribution fees paid or accrued for the year ended October 31, 2006, amounted to $348,508 and $170,109 for Class B and Class C shares, respectively. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $6,170,000 and $9,194,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2006 amounted to $116,169, and $56,703, for Class B and Class C shares, respectively.

  6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class B and Class C redemptions are paid to EVD to reduce the amount of

13

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $2,000, $77,000 and $1,000 of CDSC paid by shareholders for Class A shares, Class B shares and Class C shares, respectively for the year ended October 31, 2006.

  7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $39,555,464 and $31,356,521 respectively for the year ended October 31, 2006.

  8  Transfer of Net Assets

At the close of business on April 28, 2006, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 acquired the net assets of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 pursuant to an Agreement and Plan of Reorganization dated November 14, 2005. In accordance with the agreement, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 issued 0.806895 shares of Class A, 0.829113 shares of Class B and 0.83155 shares of Class C for each share of Class A, Class B and Class C, respectively, of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2. As a result, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 issued 1,106,591 Class A shares, 1,040,817 Class B shares and 869,466 Class C shares having a total aggregate value of $36,300,399. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2's net assets at the date of the transaction amounted to $36,300,399, including $7,235,328 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 was $130,106,468 with a net asset value of $12.55, $11.75 and $11.72 for Class A, Class B and Class C, respectively.

  9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

  10  Name Change

Effective May 1, 2006, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 changed its name to Eaton Vance Tax-Managed Small-Cap Growth Fund.

14

Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Growth Fund (the "Fund") (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Growth Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

15

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.8%
Security	Shares	Value
Aerospace & Defense — 1.9%
Armor Holdings, Inc.(1)	41,260	$2,123,240
Teledyne Technologies, Inc.(1)	21,500	896,980
		$3,020,220
Air Freight & Logistics — 1.2%
Hub Group, Inc., Class A(1)	70,000	$1,901,200
		$1,901,200
Biotechnology — 1.2%
Martek Biosciences Corp.(1)	81,350	$1,929,622
		$1,929,622
Capital Markets — 3.5%
Affiliated Managers Group, Inc.(1)	15,400	$1,542,156
Greenhill & Co., Inc.	40,800	2,771,952
Lazard, Ltd., Class A(2)	28,650	1,214,760
		$5,528,868
Chemicals — 2.3%
International Flavors & Fragrances, Inc.	57,230	$2,431,130
Scotts Miracle-Gro Co., Class A	25,240	1,248,370
		$3,679,500
Commercial Services & Supplies — 3.3%
FTI Consulting, Inc.(1)	99,430	$2,824,806
Knoll, Inc.	122,560	2,426,688
		$5,251,494
Communications Equipment — 1.5%
3Com Corp.(1)	492,200	$2,392,092
		$2,392,092
Construction & Engineering — 0.9%
Foster Wheeler, Ltd.(1)(2)	31,040	$1,395,248
		$1,395,248

Security	Shares	Value
Consumer Finance — 0.8%
Student Loan Corp. (The)	5,760	$1,192,320
		$1,192,320
Diversified Consumer Services — 1.3%
DeVry, Inc.(1)	86,900	$2,116,015
		$2,116,015
Diversified Financial Services — 1.0%
Nasdaq Stock Market, Inc.(1)	43,820	$1,565,689
		$1,565,689
Electric Utilities — 0.8%
ITC Holdings Corp.	34,536	$1,226,719
		$1,226,719
Electrical Equipment — 1.0%
AMETEK, Inc.	34,900	$1,629,132
		$1,629,132
Electronic Equipment & Instruments — 5.1%
Avnet, Inc.(1)	115,720	$2,740,250
FLIR Systems, Inc.(1)	104,350	3,332,939
Paxar Corp.(1)	39,200	784,784
Tektronix, Inc.	40,250	1,222,392
		$8,080,365
Energy Equipment & Services — 3.0%
Dresser-Rand Group, Inc.(1)	108,807	$2,360,024
Dril-Quip, Inc.(1)	61,352	2,416,042
		$4,776,066
Food & Staples Retailing — 0.8%
Susser Holdings Corp.(1)	71,810	$1,306,942
		$1,306,942
Food Products — 1.5%
Hain Celestial Group, Inc., (The)(1)	86,870	$2,452,340
		$2,452,340

See notes to financial statements

16

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Health Care Equipment & Supplies — 11.1%
Analogic Corp.	51,732	$2,887,163
Cooper Cos., Inc., (The)	49,450	2,849,803
DJ Orthopedics, Inc.(1)	46,800	1,882,764
IDEXX Laboratories, Inc.(1)	14,900	1,239,829
Respironics, Inc.(1)	66,650	2,354,078
Sirona Dental Systems, Inc.	62,470	2,311,390
West Pharmaceutical Services, Inc.	48,100	2,022,124
Wright Medical Group, Inc.(1)	86,350	2,133,708
		$17,680,859
Health Care Providers & Services — 2.1%
Chemed Corp.	61,110	$2,168,794
VCA Antech, Inc.(1)	34,050	1,102,198
		$3,270,992
Hotels, Restaurants & Leisure — 1.1%
Penn National Gaming, Inc.(1)	48,404	$1,770,134
		$1,770,134
Household Durables — 4.5%
Jarden Corp.(1)	124,700	$4,486,706
Tupperware Brands Corp.	128,685	2,731,983
		$7,218,689
Household Products — 1.6%
Church & Dwight Co., Inc.	63,100	$2,559,967
		$2,559,967
Insurance — 4.0%
First American Corp.	54,819	$2,238,260
Philadelphia Consolidated Holding Corp.(1)	36,900	1,443,528
RLI Corp.	49,650	2,691,526
		$6,373,314
IT Services — 3.3%
Euronet Worldwide, Inc.(1)	62,900	$1,869,388
MoneyGram International, Inc.	100,300	3,431,263
		$5,300,651

Security	Shares	Value
Machinery — 3.0%
Joy Global, Inc.	48,000	$1,877,280
RBC Bearings, Inc.(1)	108,398	2,946,258
		$4,823,538
Media — 3.5%
Arbitron, Inc.	20,100	$844,200
Central European Media Enterprises, Ltd.(1)(2)	40,300	2,974,946
Playboy Enterprises, Inc.(1)	159,300	1,690,173
		$5,509,319
Metals & Mining — 2.8%
Aber Diamond Corp.(2)	71,450	$2,651,516
Cambior, Inc.(1)(2)	276,800	982,640
Meridian Gold, Inc.(1)(2)	28,850	730,193
		$4,364,349
Multiline Retail — 1.4%
Big Lots, Inc.(1)	102,970	$2,170,608
		$2,170,608
Multi-Utilities — 1.0%
CMS Energy Corp.(1)	101,100	$1,505,379
		$1,505,379
Oil, Gas & Consumable Fuels — 5.2%
Denbury Resources, Inc.(1)	88,600	$2,546,364
Forest Oil Corp.(1)	24,440	797,722
Parallel Petroleum Corp.(1)	120,000	2,430,000
Petrohawk Energy Corp.(1)	108,660	1,231,118
Range Resources Corp.	46,595	1,265,054
		$8,270,258
Personal Products — 1.5%
Playtex Products, Inc.(1)	173,550	$2,419,287
		$2,419,287
Real Estate Investment Trusts (REITs) — 4.1%
Acadia Realty Trust	93,770	$2,395,823
Douglas Emmett, Inc.(1)	45,440	1,083,744
Essex Property Trust, Inc.	23,271	3,101,559
		$6,581,126

See notes to financial statements

17

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Road & Rail — 3.2%
Kansas City Southern(1)	95,100	$2,699,889
Landstar System, Inc.	50,700	2,354,508
		$5,054,397
Semiconductors & Semiconductor Equipment — 1.8%
Intersil Corp., Class A	45,860	$1,075,417
Teradyne, Inc.(1)	130,650	1,831,713
		$2,907,130
Software — 4.8%
i2 Technologies, Inc.(1)	46,535	$940,472
Parametric Technology Corp.(1)	171,650	3,354,041
Sybase, Inc.(1)	137,400	3,345,690
		$7,640,203
Specialty Retail — 2.4%
Men's Wearhouse, Inc., (The)	49,040	$1,954,244
Stage Stores, Inc.	59,050	1,913,811
		$3,868,055
Thrifts & Mortgage Finance — 0.6%
WSFS Financial Corp.	14,400	$927,936
		$927,936
Trading Companies & Distributors — 3.1%
GATX Corp.	54,450	$2,372,387
Kaman Corp.	121,910	2,485,745
		$4,858,132
Wireless Telecommunication Services — 1.6%
NII Holdings, Inc., Class B(1)	39,500	$2,568,685
		$2,568,685
Total Common Stocks (identified cost $131,926,916)		$157,086,840

Special Warrants — 0.1%
Security	Shares	Value
Metals & Mining — 0.1%
Western Exploration and Development, Ltd.(1)(2)(3)(4)	600,000	$180,000
		$180,000
Total Special Warrants (identified cost $480,000)		$180,000
Private Placements — 0.0%
Security	Shares	Value
Metals & Mining — 0.0%
Nevada Pacific Mining Co.(1)(3)(4)	80,000	$56,000
		$56,000
Total Private Placements (identified cost $80,000)		$56,000
Short-Term Investments — 1.2%
Security	Principal Amount (000's omitted)	Value
Societe Generale Time Deposit, 5.31%, 11/1/06	$1,863	$1,863,000
Total Short-Term Investments (at amortized cost, $1,863,000)		$1,863,000
Total Investments — 100.1% (identified cost $134,349,916)		$159,185,840
Other Assets, Less Liabilities — (0.1)%		$(135,830)
Net Assets — 100.0%		$159,050,010

(1)  Non-income producing security.

(2)  Foreign security.

(3)  Restricted security.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio.

See notes to financial statements

18

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $134,349,916)	$159,185,840
Cash	14,354
Dividends and interest receivable	6,533
Total assets	$159,206,727
Liabilities
Payable to affiliate for investment advisory fees	$81,444
Payable to affiliate for Trustees' fees	1,003
Other accrued expenses	74,270
Total liabilities	$156,717
Net Assets applicable to investors' interest in Portfolio	$159,050,010
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$134,214,086
Net unrealized appreciation (computed on the basis of identified cost)	24,835,924
Total	$159,050,010

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Dividends (net of foreign taxes, $1,766)	$840,892
Interest	361,674
Total investment income	$1,202,566
Expenses
Investment adviser fee	$999,203
Trustees' fees and expenses	11,734
Custodian fee	116,824
Legal and accounting services	48,969
Miscellaneous	5,473
Total expenses	$1,182,203
Deduct — Reduction of custodian fee	$2
Reduction of investment adviser fee	2,264
Total expense reductions	$2,266
Net expenses	$1,179,937
Net investment income	$22,629
Realized and Unrealized Gain
Net realized gain — Investment transactions (identified cost basis)	$28,418,499
Foreign currency transactions	75
Net realized gain	$28,418,574
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$3,443,053
Net change in unrealized appreciation (depreciation)	$3,443,053
Net realized and unrealized gain	$31,861,627
Net increase in net assets from operations	$31,884,256

See notes to financial statements

19

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations —
Net investment income (loss)	$22,629	$(569,621)
Net realized gain from investment transactions and foreign currency transactions	28,418,574	22,768,426
Net change in unrealized appreciation (depreciation) from investments and foreign currency	3,443,053	(6,290,354)
Net increase in net assets from operations	$31,884,256	$15,908,451
Capital transactions — Contributions	$46,024,279	$5,377,839
Withdrawals	(71,979,536)	(48,942,689)
Net decrease in net assets from capital transactions	$(25,955,257)	$(43,564,850)
Net increase (decrease) in net assets	$5,928,999	$(27,656,399)
Net Assets
At beginning of year	$153,121,011	$180,777,410
At end of year	$159,050,010	$153,121,011

See notes to financial statements

20

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2006		2005		2004		2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.74	%(2)	0.74	%(2)	0.75%		0.73%	0.73%
Expenses after custodian fee reduction	0.74	%(2)	0.74	%(2)	0.75%		0.73%	0.73%
Net investment income (loss)	0.01%		(0.34)%		(0.50)%		(0.53)%	(0.49)%
Portfolio Turnover	99%		223%		282%		248%	131%
Total Return	22.33%		9.52%		(1.05	)%(1)	27.24%	(22.16)%
Net assets, end of year (000's omitted)	$159,050		$153,121		$180,777		$226,702	$209,074

(1)  The Portfolio's net increase from payments by affiliate and net gains (losses) realized on the disposal of investments purchased which did not meet the Portfolio's investment guidelines had no effect on total return for the year ended October 31, 2004.

(2)  The investment adviser waived a portion of its investment advisory fee (equal to less than 0.01% and 0.01% of average daily net assets for 2006 and 2005, respectively).

See notes to financial statements

21

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Tax-Managed Small-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2006, the Eaton Vance Tax-Managed Small-Cap Growth Fund and the Eaton Vance Tax-Managed Equity Asset Allocation Fund held 73.5% and 26.4% interests in the Portfolio, respectively. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Financial Futures Contracts — Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation

22

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

margin) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Securities Sold Short — The Portfolio may sell individual securities short if it owns at least an equal amount of the security sold short or has at the time of the sale a right to obtain securities in kind and amount to the securities sold short provided that, if such right is conditional, the sale is made upon the same conditions (a covered short sale). The Portfolio may sell short securities representing an index or basket of securities whose constituents the Portfolio holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Portfolio. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers on the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. The exposure to loss on covered short sales (to the extent the value of the security sold short rises instead of falls) is offset by the increase in the value of the underlying security or securities retained. The profit or loss on a covered short sale is also affected by the borrowing cost of any securities borrowed in connection with the short sale (which will vary with market conditions) and use of the proceeds of the short sale. The Portfolio expects normally to close its covered short sales by delivering newly acquired stocks. Exposure to loss on an index or basket of securities sold short will not be offset by gains on other securities holdings to the extent that the constituent securities of the index or a basket of securities sold short are not held by the Portfolio. Such losses may be substantial.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

23

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

J  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2006, the advisory fee amounted to $999,203. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended October 31, 2006, BMR waived $2,264 of its advisory fee. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $151,168,910 and $167,939,118, respectively, for the year ended October 31, 2006.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$134,357,022
Gross unrealized appreciation	$26,811,858
Gross unrealized depreciation	(1,983,040)
Net unrealized appreciation	$24,828,818

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2006.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2006.

7  Restricted Securities

At October 31, 2006, the Portfolio owned the following securities (representing 0.15% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The fair value is determined using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Fair Value
Private Placements
Nevada Pacific Mining Co.	12/21/98	80,000	$80,000	$56,000
			$80,000	$56,000
Special Warrants
Western Exploration and Development, Ltd.	12/21/98	600,000	$480,000	$180,000
			$480,000	$180,000

24

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

25

Tax-Managed Small-Cap Growth Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Small-Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Growth Portfolio (the "Portfolio"), including the portfolio of investments, as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities held as of October 31, 2006 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Small-Cap Growth Portfolio as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

26

Eaton Vance Tax-Managed Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a

27

Eaton Vance Tax-Managed Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Small-Cap Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Small-Cap Growth Fund (which was formerly known as the Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1, and also is the successor by merger to the Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2) (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes in such personnel. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-,

28

Eaton Vance Tax-Managed Small-Cap Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

three- and five-year periods ended September 30, 2005 for the Fund. The Board noted that action was being taken to improve the performance of the Fund, and concluded that it was appropriate to allow reasonable time to evaluate the effectiveness of this action.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees").

As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

29

Eaton Vance Tax-Managed Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his and her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991 and of the Portfolio since 1998	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 1998 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of the Portfolio since 1998	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

30

Eaton Vance Tax-Managed Small-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/27	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust; President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 10/25/46	Vice President of the Portfolio	Since 2005	Vice President of EVM and BMR since 2006. Previously, Senior Managing Director and small- and mid-cap core portfolio manager with ForstmannLeff Associates (2004-2006). Previously, Executive Vice President and portfolio manager with Schroder Investment Management North America, Inc. (1994-2004). Officer of 3 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997 and of the Portfolio since 1998	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 63 registered investment companies and 5 private investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master feeder and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Ms. Green served as Assistant Treasurer of the Portfolio since 1998, and prior to 2005, Ms. Campbell served as Assitant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

31

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Small-Cap Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Small-Cap Growth Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Small-Cap Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

130-12/06  MGSRC

Annual Report October 31, 2006

EATON VANCE
INTERNATIONAL
EQUITY
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance International Equity Fund as

M A N A G E M E N T ' S   D I S C U S S I O N   O F   F U N D   P E R F O R M A N C E

Edward R. Allen III, CFA

Eagle Global Advisors

Co-Portfolio Manager

Thomas N. Hunt III, CFA

Eagle Global Advisors

Co-Portfolio Manager

The Fund

Performance for the Period

•                                          It is our pleasure to welcome shareholders to the first annual report for Eaton Vance International Equity Fund (the Fund). For the period from the start of business, May 31, 2006, through October 31, 2006, the Fund’s Class A shares had a total return of 6.50%. This return was the result of an increase in net asset value (NAV) per share to $10.65 on October 31, 2006, from $10.00 at inception on May 31, 2006.(1)

•                                          The Fund’s Class C shares had a total return of 6.20% for the same period, the result of an increase in NAV per share to $10.62 from $10.00.1

•                                          The Fund’s Class I shares had a total return of 6.60% for the same period, the result of an increase in NAV per share to $10.66 from $10.00.1

•                                          For comparison, the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE Index) – a broad-based, unmanaged market index of international stocks – had a total return of 7.96% for the period from May 31, 2006, through October 31, 2006. The Fund's peer group, the Lipper International Multi-Cap Growth Classification, had an average return of 6.60% for the same period .(2)

Management Discussion

•                                          The international investment environment was generally positive during the five months ended October 31, 2006. European economies led performance, particularly Spain, Switzerland, and the Netherlands. Emerging markets continued to be volatile but posted positive returns for the period. Nonetheless, international markets lagged those of the U.S. (MSCI EAFE Index's return of 7.96% for the period compared to the S&P 500's return of 9.25% for same time frame.)(2)

•                                          The Fund currently invests its assets in a separate registered investment company, International Equity Portfolio (the Portfolio), with the same objective and policies as the Fund. For the five months ended October 31, 2006, the Fund had positive returns, performing in line with its Lipper peer group, though lagging the benchmark MSCI EAFE Index. The Fund had positive relative performance from Portfolio holdings in six of the 10 economic sectors that make up the MSCI EAFE Index: consumer discretionary, consumer staples, health care, information technology, telecommunications services, and utilities.(2)

•                                          Detracting from overall performance was an overweighting  in the volatile energy sector, relative to the MSCI EAFE Index, as energy prices declined over the period.3 Overall, the Portfolio's regional allocation was neutral. An overweighting in Switzerland and an underweighting in Japan added to Fund performance, while overweightings in Norway and Brazil made negative contributions.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com. Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an expense waiver by the adviser and sub-adviser of the Portfolio and an allocation of certain expenses to the adviser and sub-adviser of the Portfolio and administrator of the Fund, the returns would be lower.

(2)It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund

 (3)Sector weightings are subject to change due to active management.

1

Eaton Vance International Equity Fund

F U N D   P E R F O R M A N C E

*                                         As a percentage of the Fund's net assets as of October 31, 2006. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Ten Largest Equity Holdings**
By net assets

Total SA ADR	2.8%
BT Group PLC ADR	2.7
Roche Holdings Ltd	2.6
RWE AG ADR	2.5
Barclays PLC ADR	2.5
ING Groep NV ADR	2.4
Endesa SA	2.4
Canon, Inc. ADR	2.4
Acergy SA ADR	2.3
UBS AG	2.3

**Ten Largest Equity Holdings represented 24.9% of Portfolio net assets as of October 31, 2006. Holdings are subject to change due to active management.

2

Eaton Vance International Equity Fund

F U N D   P E R F O R M A N C E

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class C and Class I of the Fund with that of the MSCI EAFE Index, a broad-based, unmanaged index of international stocks. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class C and Class I and the MSCI EAFE Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class C	ClassI
Cumulative Total Returns (at net asset value)
Life of Fund†	6.50%	6.20%	6.60%
SEC Cumulative Total Returns (including sales charge or applicable CDSC)
Life of Fund†	0.38%	5.20%	6.60%

†Inception Dates – Class A: 5/31/06; Class C: 5/31/06;Class I: 5/31/06

*                                         Cumulative total returns at net asset value do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. SEC cumulative total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC. Class I are offered to certain investors at net asset value. Absent an expense waiver by the adviser and sub-adviser of the Portfolio and an allocation of certain expenses to the adviser and sub-adviser of the Portfolio and administrator of the Fund, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Comparison of Change in Value of a $10,000 Investment in

Eaton Vance International Equity Fund – Class A

vs. the MSCI EAFE Index**

May 31, 2006 – October 31, 2006

Comparison of Change in Value of a $10,000 Investment in

Eaton Vance International Equity Fund – Class C

vs. the MSCI EAFE Index**

May 31, 2006 – October 31, 2006

Comparison of Change in Value of a $10,000 Investment in

Eaton Vance International Equity Fund – Class I

vs. the MSCI EAFE Index**

May 31, 2006 – October 31, 2006

**Source: Thomson Financial. Class A, Class C and Class I of the Fund commenced investment operations on 5/31/06. It is not possible to invest directly in an Index.

The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

Eaton Vance International Equity Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 31, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance International Equity Fund

	Beginning Account Value (5/31/06)	Ending Account Value (10/31/06)	Expenses Paid During Period*** (5/31/06 – 10/31/06)
Actual*
Class A	$1,000.00	$1,065.00	$6.53
Class C	$1,000.00	$1,062.00	$9.79
Class I	$1,000.00	$1,066.00	$5.45

*  Actual expenses are equal to the Fund's annualized expense ratio of 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the period from the start of business, May 31, 2006 to October 31, 2006). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on May 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.63
Class C	$1,000.00	$1,013.90	$11.42
Class I	$1,000.00	$1,018.90	$6.36

**  Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.50% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The example reflects the expenses of both the Fund and the Portfolio.

***  Absent an expense waiver by the adviser and sub-adviser of the Portfolio and an allocation of certain expenses to the adviser and sub-adviser of the Portfolio and administrator of the Fund, expenses would be higher.

4

Eaton Vance International Equity Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in International Equity Portfolio, at value (identified cost, $3,114,084)	$3,267,561
Receivable from the administrator and the sub-adviser of the Portfolio	94,151
Total assets	$3,361,712
Liabilities
Payable to affiliate for distribution and service fees	$188
Accrued expenses	34,584
Total liabilities	$34,772
Net Assets	$3,326,940
Sources of Net Assets
Paid-in capital	$3,177,751
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(7,342)
Accumulated undistributed net investment income	3,054
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	153,477
Total	$3,326,940
Class A Shares
Net Assets	$430,352
Shares Outstanding	40,390
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.65
Maximum Offering Price Per Share (100 ÷ 94.25 of $10.65)	$11.30
Class C Shares
Net Assets	$170,112
Shares Outstanding	16,019
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.62
Class I Shares
Net Assets	$2,726,476
Shares Outstanding	255,721
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.66
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Period Ended
October 31, 2006(1)

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $335)	$9,405
Interest allocated from Portfolio	3,680
Expenses allocated from Portfolio	(4,391)
Net investment income from Portfolio	$8,694
Expenses
Distribution and service fees Class A	$117
Class C	168
Registration fees	70,494
Legal and accounting services	18,401
Printing and postage	3,312
Custodian fee	3,211
Transfer and dividend disbursing agent fees	154
Miscellaneous	2,161
Total expenses	$98,018
Deduct — Allocation of expenses to the administrator and the sub-adviser of the Portfolio	$94,151
Total expense reductions	$94,151
Net expenses	$3,867
Net investment income	$4,827
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(7,342)
Foreign currency transactions	(1,773)
Net realized loss	$(9,115)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$153,477
Net change in unrealized appreciation (depreciation)	$153,477
Net realized and unrealized gain	$144,362
Net increase in net assets from operations	$149,189

(1)  For the period from the start of business, May 31, 2006, to October 31, 2006.

See notes to financial statements

5

Eaton Vance International Equity Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2006(1)
From operations — Net investment income	$4,827
Net realized loss from investments and foreign currency transactions	(9,115)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	153,477
Net increase in net assets from operations	$149,189
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$418,090
Class C	163,442
Class I	2,603,516
Cost of shares redeemed Class A	(4,360)
Class I	(3,011)
Redemption fees	44
Net increase in net assets from Fund share transactions	$3,177,721
Net increase in net assets	$3,326,910
Net Assets
At beginning of period	$30
At end of period	$3,326,940
Accumulated undistributed net investment income included in net assets
At end of period	$3,054

(1)  For the period from the start of business, May 31, 2006, to October 31, 2006.

See notes to financial statements

6

Eaton Vance International Equity Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Period Ended October 31, 2006(1)(2)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment loss	$(0.003)
Net realized and unrealized gain	0.653
Total income from operations	$0.650
Redemption fees	$0.000	(3)
Net asset value — End of period	$10.650
Total Return(4)	6.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$430
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(7)	1.51	%(6)
Expenses after custodian fee reduction(5)(7)	1.50	%(6)
Net investment loss	(0.08	)%(6)
Portfolio Turnover of the Portfolio	1%

(1)  For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not calculated on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period shown.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  The investment adviser waived its advisory fee and the investment adviser and administrator subsidized certain operating expenses (equal to 19.97% of average daily net assets for the period ended October 31, 2006). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio.

See notes to financial statements

7

Eaton Vance International Equity Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Period Ended October 31, 2006(1)(2)
Net asset value — Beginning of period	$10.000
Income (loss) from operations
Net investment loss	$(0.037)
Net realized and unrealized gain	0.657
Total income from operations	$0.620
Redemption fees	$0.000	(3)
Net asset value — End of period	$10.620
Total Return(4)	6.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$170
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(7)	2.26	%(6)
Expenses after custodian fee reduction(5)(7)	2.25	%(6)
Net investment loss	(0.87	)%(6)
Portfolio Turnover of the Portfolio	1%

(1)  For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not calculated on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period shown.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  The investment adviser waived its advisory fee and the investment adviser and administrator subsidized certain operating expenses (equal to 19.97% of average daily net assets for the period ended October 31, 2006). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio.

See notes to financial statements

8

Eaton Vance International Equity Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Period Ended October 31, 2006(1)(2)
Net asset value — Beginning of period	$10.000
Income from operations
Net investment income	$0.037
Net realized and unrealized gain	0.623
Total income from operations	$0.660
Redemption fees	$0.000	(3)
Net asset value — End of period	$10.660
Total Return(4)	6.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,726
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(7)	1.26	%(6)
Expenses after custodian fee reduction(5)(7)	1.25	%(6)
Net investment income	0.87	%(6)
Portfolio Turnover of the Portfolio	1%

(1)  For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)  Net investment income and redemption fees per share were computed using average shares outstanding.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not calculated on an annualized basis. Total return would have been lower had certain expenses not been reduced during the period shown.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7)  The investment adviser waived its advisory fee and the investment adviser and administrator subsidized certain operating expenses (equal to 19.97% of average daily net assets for the period ended October 31, 2006). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio.

See notes to financial statements

9

Eaton Vance International Equity Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the International Equity Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (30.1% at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $7,211 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2014.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fee — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining

10

Eaton Vance International Equity Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest distributions in shares of the same class of the Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the period ended October 31, 2006, accumulated net investment income was decreased by $1,773 and accumulated net realized loss was decreased by $1,773 primarily due to differences between book and tax accounting treatment for foreign currency gains and losses. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Ordinary income	$7,812
Capital loss carryforward	$(7,211)
Unrealized gain	$148,588

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Period Ended October 31, 2006(1)
Sales	40,814
Redemptions	(424)
Net increase	40,390
Class C	Period Ended October 31, 2006(1)
Sales	16,019
Redemptions	—
Net increase	16,019
Class I	Period Ended October 31, 2006(1)
Sales	256,020
Redemptions	(299)
Net increase	255,721

(1)  For the period from the start of business, May 31, 2006 to October 31, 2006.

Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. For the period from the start of business, May 31, 2006, to October 31, 2006, the Fund received $5 in redemption fees on Class A shares, $2 in redemption fees on Class C shares and $37 in redemption fees on Class I shares.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM and the sub-adviser of the Portfolio, Eagle Global Advisors, L.L.C. ("Eagle") have agreed to limit the Total Annual Fund Operating Expenses of Class A, Class C and Class I to 1.50%, 2.25% and 1.25%, respectively. This expense limitation will continue for at least one year from May 31, 2006, and could be changed or terminated at any time thereafter. Pursuant to this

11

Eaton Vance International Equity Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

agreement, EVM and Eagle were allocated $47,076 and $47,075, respectively, of the Fund's operating expenses for the period from the start of business, May 31, 2006, to October 31, 2006. Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fees earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $699 as its portion of the sales charge on sales of Class A shares for the period from the start of business, May 31, 2006, to October 31, 2006. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the period from the start of business, May 31, 2006, to October 31, 2006, EVM received $35 in sub-transfer agent fees.

Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% (annualized) of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the period from the start of business, May 31, 2006, to October 31, 2006 amounted to $117 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1. The Class C Plan requires the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by Class C. The Fund paid or accrued $126 for Class C shares to or payable to EVD for the period from the start of business, May 31, 2006, to October 31, 2006, representing 0.75% (annualized) of the average daily net assets for Class C shares. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $8,000 for Class C shares. The Class C Plan also authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to Class C. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the period from the start of business, May 31, 2006, to October 31, 2006 amounted to $42 for Class C shares.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class C shares made within one year of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) were subject to a 1% CDSC if redeemed within 12 months of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge in the event of redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class C Plan (see Note 5). CDSCs received on Class C shares when no Uncovered Distribution Charges exist for Class C will be credited to the Fund. EVD did not receive any CDSC paid by shareholders for Class A shares and Class C shares, for the period from the start of business, May 31, 2006, to October 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $3,185,121 and $70,616 respectively, for the period from the start of business, May 31, 2006, to October 31, 2006.

12

Eaton Vance International Equity Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

13

Eaton Vance International Equity Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and the Shareholders
of Eaton Vance International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance International Equity Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust), as of October 31, 2006, and the related statements of operations, changes in net assets and the financial highlights for the period from the start of business, May 31, 2006 to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance International Equity Fund as of October 31, 2006, the results of its operations, changes in its net assets and the financial highlights from the start of business, May 31, 2006 to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

14

Eaton Vance International Equity Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of the qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $8,892, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund designates a foreign tax credit of $335 and recognizes foreign source income of $9,740.

15

International Equity Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.4%
Security	Shares	Value
Airlines — 1.9%
Air France-KLM	3,200	$113,980
Gol Linhas Aereas Inteligentes SA ADR	3,000	93,450
		$207,430
Automobiles — 3.2%
Honda Motor Co., Ltd. ADR	5,200	$183,716
Toyota Motor Corp. ADR	1,400	165,200
		$348,916
Beverages — 5.0%
Diageo PLC ADR	2,200	$163,834
Fomento Economico Mexicano SA de CV ADR	2,000	193,380
Heineken Holding NV	2,000	78,163
InBev NV	1,900	106,974
		$542,351
Capital Markets — 3.5%
Deutsche Bank AG	1,100	$138,985
UBS AG	4,100	245,344
		$384,329
Chemicals — 1.0%
BASF AG ADR	1,200	$105,576
		$105,576
Commercial Banks — 19.1%
Anglo Irish Bank Corp. PLC	4,500	$80,773
Australia and New Zealand Banking Group, Ltd ADR	1,000	111,650
Banco Bilbao Vizcaya Argentaria SA ADR	6,000	145,200
Banco Santander Central Hispano SA ADR	13,000	222,560
Bank of Ireland	4,000	80,092
Barclays PLC ADR	5,000	271,550
BNP Paribas SA	1,200	131,797
Commerzbank AG ADR	1,160	41,071
Danske Bank A/S	2,700	113,089
DBS Group Holdings, Ltd. ADR	3,000	157,210
Grupo Financiero Banorte SA de C.V.	26,000	94,226
HBOS PLC	4,000	82,854
HSBC Holdings PLC ADR	2,200	210,034
Mitsubishi UFJ Financial Group, Inc. ADR	17,000	216,750

Security	Shares	Value
Commercial Banks (continued)
Societe Generale	700	$116,214
		$2,075,070
Communications Equipment — 1.3%
Nokia Oyj ADR	7,200	$143,136
		$143,136
Construction & Engineering — 1.0%
Vinci SA	1,000	$112,662
		$112,662
Consumer Finance — 1.8%
Orix Corp. ADR	1,400	$197,540
		$197,540
Diversified Financial Services — 3.3%
Fortis	2,200	$92,184
ING Groep NV ADR	6,000	265,980
		$358,164
Diversified Telecommunication Services — 3.3%
BT Group PLC ADR	5,500	$294,360
TeliaSonera AB	9,000	66,677
		$361,037
Electric Utilities — 5.3%
Endesa SA ADR	5,900	$258,715
Enel SPA ADR	3,400	162,928
Scottish and Southern Energy PLC	6,200	155,519
		$577,162
Energy Equipment & Services — 3.2%
Acergy SA ADR(1)	13,600	$246,840
Tenaris SA ADR	2,600	100,334
		$347,174
Food & Staples Retailing — 2.5%
AEON Co., Ltd. ADR	8,400	$197,534
Controladora Comercial Mexicana SA de C.V.	35,000	71,097
		$268,631

See notes to financial statements

16

International Equity Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Food Products — 2.0%
Nestle SA ADR	2,500	$213,551
		$213,551
Household Durables — 1.5%
Sekisui House, Ltd. ADR	10,000	$157,825
		$157,825
Industrial Conglomerates — 1.7%
Keppel Corp., Ltd. ADR	9,000	$182,641
		$182,641
Insurance — 4.4%
Aviva PLC	5,500	$81,229
AXA SA ADR	6,200	236,344
Muenchener Rueckversicherungs-Gesellschaft AG	1,000	162,635
		$480,208
Machinery — 1.5%
AB SKF ADR	3,500	$56,343
Komatsu, Ltd. ADR	785	56,552
Vallourec SA	200	49,716
		$162,611
Medical Products — 1.0%
Synthes, Inc.	950	$107,727
		$107,727
Metals & Mining — 3.9%
Anglo American PLC ADR	4,200	$95,256
Companhia Vale do Rio Doce ADR	4,900	106,428
Rio Tinto PLC ADR	1,000	221,390
		$423,074
Multi-Utilities — 2.5%
RWE AG ADR	2,800	$275,969
		$275,969
Office Electronics — 2.4%
Canon, Inc. ADR	4,800	$256,272
		$256,272

Security	Shares	Value
Oil, Gas & Consumable Fuels — 6.0%
EnCana Corp.	1,300	$61,737
ENI SPA ADR	900	54,639
Norsk Hydro ASA ADR	3,000	69,450
Petroleo Brasileiro SA ADR	2,100	170,016
Total SA ADR	4,400	299,816
		$655,658
Pharmaceuticals — 5.2%
Novartis AG ADR	3,900	$236,847
Roche Holding AG ADR	3,200	280,034
Takeda Pharmaceutical Co., Ltd.	800	51,273
		$568,154
Real Estate Management & Development — 0.8%
Sun Hung Kai Properties, Ltd. ADR	8,000	$87,452
		$87,452
Road & Rail — 1.0%
Canadian Pacific Railway, Ltd.	1,900	$107,331
		$107,331
Software — 0.6%
UbiSoft Entertainment SA(1)	1,100	$67,825
		$67,825
Tobacco — 3.0%
British American Tobacco PLC ADR	2,000	$110,000
Japan Tobacco, Inc.	50	217,251
		$327,251
Trading Companies & Distributors — 1.1%
Mitsubishi Corp. ADR	3,100	$119,602
		$119,602
Wireless Telecommunication Services — 2.4%
China Mobile, Ltd. ADR	2,400	$97,872
Philippine Long Distance Telephone Co. ADR	3,400	161,874
		$259,746
Total Common Stocks (identified cost $10,216,636)		$10,482,075

See notes to financial statements

17

International Equity Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Closed End Funds — 0.4%
Security	Shares	Value
Central Europe and Russia Fund, Inc.	880	$43,947
		$43,947
Total Closed End Funds (identified cost $42,883)		$43,947
Short-Term Investments — 3.8%
Security	Principal Amount (000's omitted)	Value
Societe Generale Time Deposit, 5.31%, 11/1/06	$417	$417,000
Total Short-Term Investments (at amortized cost, $417,000)		$417,000
Total Investments — 100.6% (identified cost $10,676,519)		$10,943,022
Other Assets, Less Liabilities — (0.6)%		$(69,521)
Net Assets — 100.0%		$10,873,501

ADR - American Depository Receipt

(1)  Non-income producing security.

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
Japan	16.7%	$1,819,515
United Kingdom	15.5	1,686,026
France	10.4	1,128,354
Switzerland	10.0	1,083,503
Germany	6.6	724,236
Spain	5.8	626,475
Brazil	3.4	369,894
Mexico	3.3	358,703
Netherlands	3.2	344,143
Singapore	3.2	339,852
Norway	2.9	316,290
Italy	2.0	217,567
Belgium	1.8	199,158
Canada	1.6	169,067
Philippines	1.5	161,874
Ireland	1.5	160,865
Finland	1.3	143,136
Sweden	1.1	123,020
Denmark	1.0	113,089
Australia	1.0	111,650
Argentina	0.9	100,334
China	0.9	97,872
Hong Kong	0.8	87,452
Russia	0.4	43,947

Total Common Stocks and Closed End Funds	96.8%	$10,526,022
Short-Term Investments	3.8%	$417,000

See notes to financial statements

18

International Equity Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $10,676,519)	$10,943,022
Cash	343
Receivable from the investment adviser and the sub-adviser	34,726
Dividends and interest receivable	2,137
Tax reclaim receivable	65
Total assets	$10,980,293
Liabilities
Payable for investments purchased	$66,844
Accrued expenses	39,948
Total liabilities	$106,792
Net Assets applicable to investors' interest in Portfolio	$10,873,501
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$10,606,998
Net unrealized appreciation (computed on the basis of identified cost)	266,503
Total	$10,873,501

Statement of Operations

For the Period Ended
October 31, 2006(1)

Investment Income
Dividends (net of foreign taxes, $520)	$11,168
Interest	6,712
Total investment income	$17,880
Expenses
Investment adviser fee	$8,177
Legal and accounting services	35,335
Custodian fee	5,282
Organization costs	4,000
Miscellaneous	504
Total expenses	$53,298
Deduct — Reduction of custodian fee	$59
Reduction of investment adviser fee	8,177
Allocation of expenses to the investment adviser and the sub-adviser	34,726
Total expense reductions	$42,962
Net expenses	$10,336
Net investment income	$7,544
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(7,928)
Foreign currency transactions	(4,664)
Net realized loss	$(12,592)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$266,503
Net change in unrealized appreciation (depreciation)	$266,503
Net realized and unrealized gain	$253,911
Net increase in net assets from operations	$261,455

(1)  For the period from the commencement of investment operations, May 31, 2006, to October 31, 2006.

See notes to financial statements

19

International Equity Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2006(1)
From operations — Net investment income	$7,544
Net realized loss from investments and foreign currency transactions	(12,592)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	266,503
Net increase in net assets from operations	$261,455
Capital transactions — Contributions	$10,596,807
Withdrawals	(84,771)
Net increase in net assets from capital transactions	$10,512,036
Net increase in net assets	$10,773,491
Net Assets
At beginning of period	$100,010
At end of period	$10,873,501

(1)  For the period from the commencement of investment operations, May 31, 2006, to October 31, 2006.

See notes to financial statements

20

International Equity Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Period Ended October 31, 2006(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.26	%(3)
Expenses after custodian fee reduction(2)	1.25	%(3)
Net investment income	0.92	%(3)
Portfolio Turnover	1%
Total Return	6.60%
Net assets, end of period (000's omitted)	$10,874

(1)  For the period from the commencement of investment operations, May 31, 2006, to October 31, 2006.

(2)  The investment adviser waived its investment advisory fee and subsidized certain operating expenses (equal to 5.21% of average daily net assets for the period ended October 31, 2006). A portion of the waiver and subsidy was borne by the sub-adviser.

(3)  Annualized.

See notes to financial statements

21

International Equity Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

International Equity Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 13, 2006, seeks to achieve total return by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2006, the Eaton Vance International Equity Fund held a 30.1% interest in the Portfolio. In addition, four other investors owned a greater than 10% interest in the Portfolio (11.5%, 11.6%, 14.0%, and 14.0%, respectively, at October 31, 2006). The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

22

International Equity Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

D  Financial Futures Contracts — Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is

23

International Equity Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

K  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

L  Organization Costs — Costs incurred by the Portfolio in connection with its organization have been expensed.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 1.00% annually of the average daily net assets of the Portfolio up to $500 million and at reduced rates as daily net assets exceed that level. For the period from the commencement of investment operations, May 31, 2006 to October 31, 2006, the advisory fee amounted to $8,177, all of which was waived. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Eagle Global Advisors, L.L.C. ("Eagle"). BMR pays Eagle a monthly sub-advisory fee equal to 0.50% annually of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. Pursuant to an expense reimbursement, BMR and Eagle were allocated $17,363 and $17,363, respectively, of the Portfolio's operating expenses for the period from the commencement of investment operations, May 31, 2006 to October 31, 2006. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser and sub-adviser fees. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the commencement of investment operations, May 31, 2006 to October 31, 2006, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

  3   Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $10,312,291 and $44,844, respectively, for the period from the commencement of investment operations, May 31, 2006, to October 31, 2006.

  4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$10,681,644
Gross unrealized appreciation	$292,134
Gross unrealized depreciation	(30,756)
Net unrealized appreciation	$261,378

  5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open financial instruments at October 31, 2006.

  6  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating

24

International Equity Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period from the commencement of investment operations, May 31, 2006, to October 31, 2006.

  7  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

25

International Equity Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of International Equity Portfolio:

We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the Portfolio), including the portfolio of investments, as of October 31, 2006, and the related statements of operations, changes in net assets and the supplementary data for the period from the start of business, May 31, 2006, to October 31, 2006. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the International Equity Portfolio as of October 31, 2006 and the results of its operations, the changes in its net assets, and the supplementary data for the period from the start of business, May 31, 2006 to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

26

International Equity Portfolio

CONSIDERATIONS RELATING TO APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

In considering the approval of the investment advisory agreement between International Equity Portfolio (the "Portfolio") and Boston Management and Research ("BMR" or the "investment adviser"), the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements of other Eaton Vance Funds. Such information included, among other things, the following:

•  The economic outlook and the general investment outlook in the relevant investment markets;

•  Eaton Vance Management's ("EVM") and Eagle Global Adviser's ("Eagle") results and financial condition and the overall organization of the investment adviser and sub-adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as the result of brokerage allocation;

•  EVM's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to EVM's and Eagle's compliance efforts undertaken on behalf of the funds they manage and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by EVM and its affiliates; and

•  The terms of the investment advisory and sub-advisory agreements and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described therein.

The Special Committee also considered the nature, extent and quality of the management services to be provided by the investment adviser and sub-adviser. In so doing, the Special Committee considered their management capabilities with respect to the types of investments held by the Portfolio, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory and sub-advisory agreements. The Special Committee also took into account the time and attention to be devoted by senior management to the Portfolio and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser and sub-adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

With respect to its review of investment advisory and sub-advisory fees, the Special Committee concluded that the fees to be paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the estimated expense ratio of the Fund, the Special Committee concluded that such expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's and sub-adviser's expected profits in providing investment management for the Portfolio and for all Eaton Vance funds as a group. The Special Committee also considered the soft dollar reimbursement program pursuant to which the Portfolio may receive reimbursement payments in respect of third party research services obtained by the investment adviser or sub-adviser as a result of soft dollar credits generated through trading on behalf of the Portfolio. The Special Committee also reviewed the benefits to EVM and its affiliates in providing administration services for the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser and sub-adviser in connection with the services rendered to the Portfolio and the business reputation of the investment adviser, sub-adviser and their financial resources. The Special Committee concluded that in light of the services to be rendered, the profits to be realized by the investment adviser and sub-adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser and sub-adviser are expected to realize benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the investment advisory and sub-advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by EVM and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory and sub-advisory agreements, including the fee structure, is in the interests of shareholders.

27

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Eagle" refers to Eagle Global Advisors, L.L.C., "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991 and of the Portfolio since 2006	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/26/63	Trustee	Trustee of the Trust since 2005 and of the Portfolio since 2006	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 2006 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2006	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2006	Professor of Law, Georgetown University Law Center.	170	None

28

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2006	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2006	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Trustee of the Trust since 2005 and of the Portfolio since 2006	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2006	Partner and Chairman of the International Investment Committee of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR

Thomas N. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2006	Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM and BMR.

29

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Kristin S. Anagnost 6/12/65	Treasurer of the Portfolio	Since 2006	Assistant Vice President of EVM and BMR. Officer of 95 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997 and of the Portfolio since 2006	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Chief Compliance Officer of the Trust since 2004 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

30

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Investment Adviser of International Equity Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Sub-Adviser of International Equity Portfolio
Eagle Global Advisors, L.L.C.

5847 San Felipe, Suite 930

Houston, TX 77057

Administrator of Eaton Vance International Equity Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance International Equity Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

2773-12/06  IEFSRC

Annual Report October 31, 2006

EATON VANCE
TAX-MANAGED
VALUE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Michael R. Mach, CFA

Portfolio Manager

The Fund

Performance for the Past Year

•                  For the year ended October 31, 2006, the Fund’s Class A shares had a total return of 18.92%. This return was the result of an increase in net asset value (NAV) per share to $18.77 on October 31, 2006, from $15.92 on October 31, 2005, and the reinvestment of $0.144 per share in dividend income.(1)

•                  The Fund’s Class B shares had a total return of 18.00% for the same period, the result of an increase in NAV per share to $17.63 from $14.97, and the reinvestment of $0.031 per share in dividend income.(1)

•                  The Fund’s Class C shares had a total return of 18.02% for the same period, the result of an increase in NAV per share to $18.10 from $15.37, and the reinvestment of $0.035 per share in dividend income.(1)

•                  For comparison, the Fund’s benchmark, the Russell 1000 Value Index – a broad-based, unmanaged index of stocks – had a total return of 21.46% during the period. The Fund’s peer group, the Lipper Large-Cap Value Funds Classification, had an average total return of 17.73% for the same period.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•                  For the year ended October 31, 2006, the Fund posted strong positive returns. The Fund outperformed its Lipper peer group, although its performance lagged that of its primary benchmark index.(2) The Fund currently invests its assets in a separate registered investment company, Tax-Managed Value Portfolio (the “Portfolio”), with the same objective and policies as the Fund.

•                  In the first part of the fiscal year, mixed economic data, coupled with geopolitical uncertainty, kept investors on the sidelines. However, the second half of the year proved to be more encouraging, as a pause in interest rate hikes and a decline in energy prices brought relief to the equity markets. Healthy consumer trends, positive earnings and corporate mergers and acquisitions helped the broad equity markets. Value stocks once again outperformed growth stocks.

•                  The Fund underperformed the Russell 1000 Value Index for the fiscal year primarily because of lagging performance from individual holdings in the Portfolio. In addition, despite strong long-term performance, energy stocks underperformed the broader market during the period due to a sharp decline in the price of oil in the fall of 2006. Specific holdings in the telecommunications and consumer discretionary sectors also detracted from performance.(2)

•                  During the fiscal year, the Fund saw positive contributions to performance in the industrials and information technology sectors. Among industrials holdings, strong performance came from machinery and industrial conglomerates. In the information technology sector, stock selection in communications equipment and computers and peripherals contributed to the overall positive return.

•                  In these discussions, we believe that, along with more recent results, it is important to review longer-term performance. The Fund has outperformed the Russell 1000 Value Index (9.84% average annual returns for Class A shares at net asset value, versus 7.29% average annual returns for the Russell 1000 Value Index for the period from December 31, 1999, to October 31, 2006). The Fund has also consistently outperformed its peer group average, the Lipper Large-Cap Value Funds Classification, for the 1, 3, and 5-year periods ended October 31, 2006, since its inception.(1),(2),(3)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of certain expenses to the investment adviser, the returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns available as of month end only. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. Lipper Averages are available as of month end only.

(3)

The average annual returns at net asset value for the Fund’s Class A shares for the one, three and five year periods ended October 31, 2006 were 18.92%, 15.66% and 10.38%, respectively. The average annual returns for the Lipper Large-Cap Value Funds classification for the one, three and five year periods ended October 31, 2006 were 17.73%, 13.24%, and 8.69%, respectively. It is not possible to invest in a Lipper classification. Past performance is no guarantee of future results.

1

•                  Throughout the Fund’s history, we believe the driving force behind the Fund’s performance have been its well defined investment philosophy, its disciplined investment process and its ability to draw on the insights generated by Eaton Vance’s stable seasoned team of equity analysts.

•                  Finally, it is important to note that our Fund is tax-managed. With the stock market having posted positive gains in each year since 2003, there is the potential for many equity funds to pay out significant capital gains distributions. For shareholders in taxable accounts, those distributions are typically taxable in the year the distributions are paid. The Fund, on the other hand, is managed for long-term, after-tax returns.

•                  The Fund remains committed to its strategy of investing in companies that are considered to be high in quality and attractive in their long-term investment prospects, are favorably priced in relation to their fundamental value, and which will grow in value over time. The Fund’s research-driven investment process, focus on risk management, and commitment to a long-term investment perspective are designed to help meet the Fund’s objective. As always, I wish to thank you, my fellow shareholders, for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Common Stock Investments by Sector*

By net assets

*                 As a percentage of the Fund’s net assets as of October 31, 2006. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Holdings**

By net assets

Exxon Mobil Corp.	2.36%
Goldman Sachs, Inc.	2.35%
Altria Group, Inc.	2.35%
Bank of America Corp.	2.22%
JP Morgan Chase & Co.	2.15%
Wells Fargo & Co.	2.09%
Hewlett-Packard Co.	2.08%
Citigroup Inc.	2.07%
Exelon Corp.	2.04%
AT&T Inc.	1.98%

**          Top Ten Holdings represented 21.69% of Portfolio net assets as of October 31, 2006. Holdings are subject to change due to active management.

2

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged index of value stocks, and the S&P 500 Index, a broad-based, unmanaged market index of common stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 1000 Value Index, and the S&P 500 Index. Class A total returns are presented at net asset value and public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance*	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	18.92%	18.00%	18.02%
Five Years	10.38%	9.56%	9.55%
Life of Fund†	10.06%	8.81%	9.26%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	12.09%	13.00%	17.02%
Five Years	9.08%	9.28%	9.55%
Life of Fund†	9.12%	8.81%	9.26%

†                  Inception Dates – Class A: 12/27/99; Class B: 1/18/00; Class C: 1/24/00

*                 Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the investment advisor, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Tax-Managed Value Fund Class A vs. the Russell 1000 Value Index and the S&P 500 Index**

**          Source: Thomson Financial. Class A of the Fund commenced investment operations on 12/27/99. A $10,000 hypothetical investment at net asset value in Class B shares on 1/18/00 and Class C shares on 1/24/00 would have been valued at $17,757 and $18,224, respectively, on October 31, 2006. It is not possible to invest directly in an Index. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns

(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	18.92%	10.38%	10.06%
Return After Taxes on Distributions	18.77%	10.29%	10.00%
Return After Taxes on Distributions and Sale of Fund Shares	12.47%	9.04%	8.85%

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	12.09%	9.08%	9.12%
Return After Taxes on Distributions	11.95%	8.99%	9.05%
Return After Taxes on Distributions and Sale of Fund Shares	8.02%	7.88%	7.99%

Average Annual Total Returns

(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	18.02%	9.55%	9.26%
Return After Taxes on Distributions	17.98%	9.53%	9.24%
Return After Taxes on Distributions and Sale of Fund Shares	11.75%	8.31%	8.13%

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	17.02%	9.55%	9.26%
Return After Taxes on Distributions	16.98%	9.53%	9.24%
Return After Taxes on Distributions and Sale of Fund Shares	11.10%	8.31%	8.13%

Average Annual Total Returns

(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	18.00%	9.56%	8.81%
Return After Taxes on Distributions	17.97%	9.53%	8.81%
Return After Taxes on Distributions and Sale of Fund Shares	11.74%	8.32%	7.74%

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	13.00%	9.28%	8.81%
Return After Taxes on Distributions	12.97%	9.25%	8.81%
Return After Taxes on Distributions and Sale of Fund Shares	8.49%	8.07%	7.74%

Class A, Class B and Class C of the Fund commenced investment operations on 12/27/99, 1/18/00 and 1/24/00, respectively. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Value Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$1,046.80	$6.04
Class B	$1,000.00	$1,043.20	$9.89
Class C	$1,000.00	$1,043.20	$9.89
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.95
Class B	$1,000.00	$1,015.50	$9.75
Class C	$1,000.00	$1,015.50	$9.75

* Expenses are equal to the Fund's annualized expense ratio of 1.17% for Class A shares, 1.92% for Class B shares, and 1.92% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Tax-Managed Value Portfolio, at value (identified cost, $704,552,266)	$1,079,369,878
Receivable for Fund shares sold	1,777,455
Total assets	$1,081,147,333
Liabilities
Payable for Fund shares redeemed	$3,642,846
Payable to affiliate for distribution and service fees	570,753
Payable to affiliate for administration fees	135,316
Accrued expenses	222,177
Total liabilities	$4,571,092
Net Assets	$1,076,576,241
Sources of Net Assets
Paid-in capital	$751,011,729
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(54,129,357)
Undistributed net investment income	4,876,257
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	374,817,612
Total	$1,076,576,241
Class A Shares
Net Assets	$529,073,367
Shares Outstanding	28,192,588
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.77
Maximum Offering Price Per Share (100 ÷ 94.25 of $18.77)	$19.92
Class B Shares
Net Assets	$250,029,919
Shares Outstanding	14,183,442
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$17.63
Class C Shares
Net Assets	$297,472,955
Shares Outstanding	16,437,947
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.10
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $151,805)	$21,721,122
Interest allocated from Portfolio	926,552
Security lending income allocated from Portfolio	42,400
Expenses allocated from Portfolio	(6,501,511)
Net investment income from Portfolio	$16,188,563
Expenses
Administration fee	$1,448,164
Trustees' fees and expenses	3,140
Distribution and service fees Class A	1,110,975
Class B	2,478,523
Class C	2,732,004
Transfer and dividend disbursing agent fees	780,767
Printing and postage	87,431
Registration fees	52,256
Legal and accounting services	36,227
Custodian fee	35,401
Miscellaneous	10,784
Total expenses	$8,775,672
Net investment income	$7,412,891
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$27,538,685
Foreign currency transactions	4,695
Net realized gain	$27,543,380
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$126,652,558
Foreign currency	8,570
Net change in unrealized appreciation (depreciation)	$126,661,128
Net realized and unrealized gain	$154,204,508
Net increase in net assets from operations	$161,617,399

See notes to financial statements

6

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$7,412,891	$3,360,205
Net realized gain from investment and foreign currency transactions	27,543,380	22,746,255
Net change in unrealized appreciation (depreciation) from investments and foreign currency	126,661,128	79,616,323
Net increase in net assets from operations	$161,617,399	$105,722,783
Distributions to shareholders — From net investment income Class A	$(3,358,252)	$(2,671,322)
Class B	(487,483)	(688,214)
Class C	(561,668)	(526,497)
Total distributions to shareholders	$(4,407,403)	$(3,886,033)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$144,383,450	$97,121,961
Class B	12,703,645	17,784,025
Class C	37,379,842	32,104,482
Net asset value of shares issued to shareholders in payment of distributions declared Class A	2,773,537	2,220,656
Class B	362,257	515,875
Class C	390,508	362,191
Cost of shares redeemed Class A	(63,623,564)	(49,235,244)
Class B	(33,373,795)	(34,766,581)
Class C	(31,140,765)	(32,184,572)
Net asset value of shares exchanged Class A	9,424,654	3,151,851
Class B	(9,424,654)	(3,151,851)
Net increase in net assets from Fund share transactions	$69,855,115	$33,922,793
Net increase in net assets	$227,065,111	$135,759,543
Net Assets
At beginning of year	$849,511,130	$713,751,587
At end of year	$1,076,576,241	$849,511,130
Undistributed net investment income included in net assets
At end of year	$4,876,257	$2,266,067

See notes to financial statements

7

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2006	2005	2004	2003	2002
Net asset value — Beginning of year	$15.920	$13.950	$12.460	$10.770	$11.770
Income (loss) from operations
Net investment income	$0.189	$0.122	$0.135	$0.101	$0.051
Net realized and unrealized gain (loss)	2.805	1.984	1.471	1.594	(1.051)
Total income (loss) from operations	$2.994	$2.106	$1.606	$1.695	$(1.000)
Less distributions
From net investment income	$(0.144)	$(0.136)	$(0.116)	$(0.005)	$—
Total distributions	$(0.144)	$(0.136)	$(0.116)	$(0.005)	$—
Net asset value — End of period	$18.770	$15.920	$13.950	$12.460	$10.770
Total Return(1)	18.92%	15.17%	12.96%	15.74%	(8.50)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$529,073	$363,527	$269,908	$211,918	$181,588
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.18%	1.21%	1.22%	1.27%	1.26%
Expenses after custodian fee reduction(2)	1.18%	1.21%	1.22%	1.27%	1.26%
Net investment income	1.16%	0.86%	1.03%	0.91%	0.44%
Portfolio Turnover of the Portfolio	26%	40%	44%	76%	213%

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(2)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2006	2005	2004	2003	2002
Net asset value — Beginning of year	$14.970	$13.130	$11.740	$10.220	$11.250
Income (loss) from operations
Net investment income (loss)	$0.073	$0.018	$0.035	$0.017	$(0.034)
Net realized and unrealized gain (loss)	2.618	1.862	1.384	1.503	(0.996)
Total income (loss) from operations	$2.691	$1.880	$1.419	$1.520	$(1.030)
Less distributions
From net investment income	$(0.031)	$(0.040)	$(0.029)	$—	$—
Total distributions	$(0.031)	$(0.040)	$(0.029)	$—	$—
Net asset value — End of year	$17.630	$14.970	$13.130	$11.740	$10.220
Total Return(1)	18.00%	14.34%	12.10%	14.87%	(9.16)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$250,030	$239,392	$227,778	$203,665	$174,951
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.93%	1.96%	1.97%	2.02%	2.01%
Expenses after custodian fee reduction(2)	1.93%	1.96%	1.97%	2.02%	2.01%
Net investment income (loss)	0.44%	0.13%	0.29%	0.16%	(0.31)%
Portfolio Turnover of the Portfolio	26%	40%	44%	76%	213%

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(2)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

9

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2006	2005	2004	2003	2002
Net asset value — Beginning of year	$15.370	$13.470	$12.050	$10.490	$11.550
Income (loss) from operations
Net investment income (loss)	$0.071	$0.018	$0.038	$0.018	$(0.034)
Net realized and unrealized gain (loss)	2.694	1.915	1.412	1.542	(1.026)
Total income (loss) from operations	$2.765	$1.933	$1.450	$1.560	$(1.060)
Less distributions
From net investment income	$(0.035)	$(0.033)	$(0.030)	$—	$—
Total distributions	$(0.035)	$(0.033)	$(0.030)	$—	$—
Net asset value — End of year	$18.100	$15.370	$13.470	$12.050	$10.490
Total Return(1)	18.02%	14.37%	12.05%	14.87%	(9.18)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$297,473	$246,593	$216,066	$197,385	$173,306
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.93%	1.96%	1.97%	2.02%	2.01%
Expenses after custodian fee reduction(2)	1.93%	1.96%	1.97%	2.02%	2.01%
Net investment income (loss)	0.43%	0.12%	0.29%	0.16%	(0.31)%
Portfolio Turnover of the Portfolio	26%	40%	44%	76%	213%

(1)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(2)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

10

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Value Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (89.0% at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryforward of $52,986,546 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances

11

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest all distributions in shares of the Fund of the same class at the net asset value as of the close of business on the reinvestment date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and those on a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended October 31, 2006 and the year ended October 31, 2005 was as follows:

	Year Ended October 31,
	2006	2005
Distributions declared from:

Ordinary Income	$4,407,403	$3,886,033

During the year ended October 31, 2006, undistributed net investment income was decreased by $395,298, accumulated net realized loss was decreased by $397,702 and paid-in-capital was decreased by $2,404 primarily due to differences between book and tax accounting relating to foreign currency. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$4,792,948
Capital loss carryforwards	$52,986,546
Unrealized gain	$373,758,110

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2006	2005
Sales	8,295,338	6,355,776
Issued to shareholders electing to receive payments of distributions in Fund shares	167,282	150,052
Redemptions	(3,642,704)	(3,228,847)
Exchanges from Class B shares	542,412	204,339
Net increase	5,362,328	3,481,320
	Year Ended October 31,
Class B	2006	2005
Sales	782,720	1,246,568
Issued to shareholders electing to receive payments of distributions in Fund shares	23,103	36,848
Redemptions	(2,038,546)	(2,423,386)
Exchange to Class A shares	(575,596)	(216,665)
Net decrease	(1,808,319)	(1,356,635)
	Year Ended October 31,
Class C	2006	2005
Sales	2,227,927	2,179,673
Issued to shareholders electing to receive payments of distributions in Fund shares	24,270	25,205
Redemptions	(1,857,731)	(2,198,056)
Net increase	394,466	6,822

4  Transactions with Affiliates

The administrative fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2006, the administration fee amounted to $1,448,164. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

12

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administrative fees earned by EVM and BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $152,909 as its portion of the sales charge on sales of Class A for the year ended October 31, 2006.

EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2006, EVM received $51,040 in sub-transfer agent fees from the Fund.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $1,110,975 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, the plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,858,892 and $2,049,003 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $2,995,000 and $21,111,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2006 amounted to $619,631, and $683,001, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC received on Class B and Class C redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $2,000, $317,000 and $17,000 of CDSC paid by shareholders for Class A, Class B shares and Class C shares, respectively for the year ended October 31, 2006.

13

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $194,430,043 and $135,028,186 respectively, for the year ended October 31, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance
Tax-Managed Value Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2006, the related statements of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Managed Value Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

15

Eaton Vance Tax-Managed Value Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and the foreign tax credit.

Qualified Dividend Income.  The Fund designates approximately $19,758,439, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2006 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

16

Tax-Managed Value Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.1%
Security	Shares	Value
Aerospace & Defense — 2.3%
General Dynamics Corp.	200,000	$14,220,000
Northrop Grumman Corp.	200,000	13,278,000
		$27,498,000
Air Freight & Logistics — 0.7%
FedEx Corp.	75,000	$8,590,500
		$8,590,500
Auto Components — 0.6%
BorgWarner, Inc.	125,000	$7,187,500
		$7,187,500
Capital Markets — 6.5%
Franklin Resources, Inc.	75,000	$8,547,000
Goldman Sachs Group, Inc. (The)	150,000	28,468,500
Lehman Brothers Holdings, Inc.	260,000	20,238,400
Merrill Lynch & Co., Inc.	250,000	21,855,000
		$79,108,900
Chemicals — 1.1%
Air Products and Chemicals, Inc.	190,000	$13,237,300
		$13,237,300
Commercial Banks — 5.4%
Marshall & Ilsley Corp.	125,000	$5,992,500
TCF Financial Corp.	300,000	7,809,000
U.S. Bancorp	200,000	6,768,000
Wachovia Corp.	350,000	19,425,000
Wells Fargo & Co.	700,000	25,403,000
		$65,397,500
Communications Equipment — 0.9%
Nokia Oyj ADR(1)	550,000	$10,934,000
		$10,934,000
Computer Peripherals — 4.5%
Hewlett-Packard Co.	650,000	$25,181,000
International Business Machines Corp.	250,000	23,082,500
NCR Corp.(2)	160,000	6,643,200
		$54,906,700

Security	Shares	Value
Diversified Financial Services — 6.4%
Bank of America Corp.	500,000	$26,935,000
Citigroup, Inc.	500,000	25,080,000
J.P.Morgan Chase & Co.	550,000	26,092,000
		$78,107,000
Diversified Telecommunication Services — 4.1%
AT&T, Inc.	700,000	$23,975,000
Verizon Communications, Inc.	600,000	22,200,000
Windstream Corp.	258,481	3,546,359
		$49,721,359
Electric Utilities — 4.8%
Entergy Corp.	200,000	$17,166,000
Exelon Corp.	400,000	24,792,000
FPL Group, Inc.(1)	325,000	16,575,000
		$58,533,000
Energy Equipment & Services — 1.5%
GlobalSantaFe Corp.	150,000	$7,785,000
Transocean, Inc.(2)	150,000	10,881,000
		$18,666,000
Food & Staples Retailing — 2.4%
Safeway, Inc.	400,000	$11,744,000
Wal-Mart Stores, Inc.	350,000	17,248,000
		$28,992,000
Food Products — 1.7%
Nestle SA(3)	60,000	$20,506,207
		$20,506,207
Health Care Providers & Services — 0.5%
Quest Diagnostics, Inc.	125,000	$6,217,500
		$6,217,500
Hotels, Restaurants & Leisure — 1.2%
McDonald's Corp.	350,000	$14,672,000
		$14,672,000

See notes to financial statements

17

Tax-Managed Value Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Household Durables — 0.6%
Lennar Corp., Class A(1)	150,000	$7,122,000
		$7,122,000
Household Products — 1.1%
Kimberly-Clark Corp.	200,000	$13,304,000
		$13,304,000
Insurance — 7.5%
Allstate Corp.	100,000	$6,136,000
American International Group, Inc.	300,000	20,151,000
AON Corp.	325,000	11,306,750
Hartford Financial Services Group, Inc.	250,000	21,792,500
MetLife, Inc.	100,000	5,713,000
Progressive Corp.	200,000	4,834,000
St. Paul Travelers Cos., Inc. (The)	400,000	20,452,000
		$90,385,250
Machinery — 3.0%
Caterpillar, Inc.	200,000	$12,142,000
Deere & Co.	200,000	17,026,000
Eaton Corp.	100,000	7,243,000
		$36,411,000
Media — 2.8%
Time Warner, Inc.	1,000,000	$20,010,000
Walt Disney Co.	425,000	13,370,500
		$33,380,500
Metals & Mining — 2.2%
Alcoa, Inc.	325,000	$9,395,750
Phelps Dodge Corp.	170,000	17,064,600
		$26,460,350
Multiline Retail — 2.4%
J.C. Penney Company, Inc.	300,000	$22,569,000
Target Corp.	100,000	5,918,000
		$28,487,000
Multi-Utilities — 1.7%
Dominion Resources, Inc.	250,000	$20,247,500
		$20,247,500

Security	Shares	Value
Oil, Gas & Consumable Fuels — 11.6%
Apache Corp.	200,000	$13,064,000
Chesapeake Energy Corp.	200,000	6,488,000
Chevron Corp.	300,000	20,160,000
ConocoPhillips	250,000	15,060,000
Exxon Mobil Corp.	400,000	28,568,000
Marathon Oil Corp.	100,000	8,640,000
Occidental Petroleum Corp.	500,000	23,470,000
Peabody Energy Corp.	300,000	12,591,000
Valero Energy Corp.	250,000	13,082,500
		$141,123,500
Paper and Forest Products — 1.0%
Weyerhaeuser Co.	200,000	$12,718,000
		$12,718,000
Pharmaceuticals — 8.0%
Abbott Laboratories	250,000	$11,877,500
Eli Lilly & Co.	350,000	19,603,500
Johnson & Johnson	300,000	20,220,000
Merck & Co., Inc.	200,000	9,084,000
Sanofi-Aventis ADR(1)	300,000	12,807,000
Wyeth	450,000	22,963,500
		$96,555,500
Real Estate Investment Trusts (REITs) — 3.1%
AMB Property Corp.	110,000	$6,425,100
AvalonBay Communities, Inc.	100,000	13,106,000
General Growth Properties, Inc.	100,000	5,190,000
Host Hotels & Resorts, Inc.(1)	275,000	6,341,500
Public Storage, Inc.(1)	75,000	6,728,250
		$37,790,850
Road & Rail — 1.6%
Burlington Northern Santa Fe Corp.	250,000	$19,382,500
		$19,382,500
Semiconductors & Semiconductor Equipment — 0.4%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	514,995	$4,995,451
		$4,995,451

See notes to financial statements

18

Tax-Managed Value Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Specialty Retail — 0.9%
Home Depot, Inc.	160,250	$5,982,133
TJX Companies, Inc.	150,000	4,342,500
		$10,324,633
Thrifts & Mortgage Finance — 2.2%
Countrywide Financial Corp.	260,000	$9,911,200
Washington Mutual, Inc.(1)	400,000	16,920,000
		$26,831,200
Tobacco — 2.3%
Altria Group, Inc.	350,000	$28,465,500
		$28,465,500
Wireless Telecommunication Services — 1.1%
Alltel Corp.(1)	250,000	$13,327,500
		$13,327,500
Total Common Stocks (identified cost $775,520,281)		$1,189,587,700

Short-Term Investments — 5.3%

Security	Principal Amount (000's omitted)	Value
Eaton Vance Cash Collateral Fund, LLC, 5.30%(4)	$41,883	$41,882,795
Societe Generale Time Deposit, 5.31%, 11/1/06	22,327	22,327,000
Total Short-Term Investments (at amortized cost, $64,209,795)		$64,209,795
Total Investments — 103.4% (identified cost $839,730,076)		$1,253,797,495
Other Assets, Less Liabilities — (3.4)%		$(40,801,618)
Net Assets — 100.0%		$1,212,995,877

ADR - American Depository Receipt

(1)  All or a portion of these securities were on loan at October 31, 2006.

(2)  Non-income producing security.

(3)  Foreign security.

(4)  Affiliated fund that is available only to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of October 31, 2006.

See notes to financial statements

19

Tax-Managed Value Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value including $40,507,127 of securities on loan (identified cost, $839,730,076)	$1,253,797,495
Cash	345
Dividends and interest receivable	1,871,060
Tax reclaim receivable	238,826
Total assets	$1,255,907,726
Liabilities
Collateral for securities loaned	$41,882,795
Payable to affiliate for investment advisory fees	640,396
Accrued expenses	388,658
Total liabilities	$42,911,849
Net Assets applicable to investors' interest in Portfolio	$1,212,995,877
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$798,922,220
Net unrealized appreciation (computed on the basis of identified cost)	414,073,657
Total	$1,212,995,877

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Dividends (net of foreign taxes, $169,605)	$24,334,408
Interest	1,038,814
Security lending income	47,503
Total investment income	$25,420,725
Expenses
Investment adviser fee	$6,866,794
Trustees' fees and expenses	23,008
Custodian fee	306,003
Legal and accounting services	69,222
Miscellaneous	42,961
Total expenses	$7,307,988
Deduct — Reduction of custodian fee	$34
Reduction of investment adviser fee	23,078
Total expense reductions	$23,112
Net expenses	$7,284,876
Net investment income	$18,135,849
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$30,310,161
Foreign currency transactions	5,222
Net realized gain	$30,315,383
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$142,139,162
Foreign currency	9,428
Net change in unrealized appreciation (depreciation)	$142,148,590
Net realized and unrealized gain	$172,463,973
Net increase in net assets from operations	$190,599,822

See notes to financial statements

20

Tax-Managed Value Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$18,135,849	$12,436,589
Net realized gain from investment and foreign currency transactions	30,315,383	24,467,870
Net change in unrealized appreciation (depreciation) from investments and foreign currency	142,148,590	89,722,265
Net increase in net assets from operations	$190,599,822	$126,626,724
Capital transactions — Contributions	$223,007,191	$147,375,650
Withdrawals	(146,685,668)	(125,350,738)
Net increase in net assets from capital transactions	$76,321,523	$22,024,912
Net increase in net assets	$266,921,345	$148,651,636
Net Assets
At beginning of year	$946,074,532	$797,422,896
At end of year	$1,212,995,877	$946,074,532

See notes to financial statements

21

Tax-Managed Value Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(1)	0.67%	0.68%	0.69%	0.70%	0.72%
Expenses after custodian fee reduction(1)	0.67%	0.68%	0.69%	0.70%	0.72%
Net investment income	1.67%	1.40%	1.57%	1.47%	0.99%
Portfolio Turnover	26%	40%	44%	76%	213%
Total Return	19.53%	15.76%	13.55%	16.40%	(7.99)%
Net assets, end of year (000's omitted)	$1,212,996	$946,075	$797,423	$673,412	$562,361

(1)  The advisor voluntarily waived a portion of its investment advisory fee (equal to an amount less than 0.005% of average net assets, for 2006 and 2005, respectively).

See notes to financial statements

22

Tax-Managed Value Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 13, 2001, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2006, the Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held approximately 89.0% and 11.0%, respectively, of the interest in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Financial Futures Contract — Upon entering a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security and are recorded for book purposes as unrealized gains

23

Tax-Managed Value Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee in the amount of 0.65% annually of average daily net assets of the Portfolio up to $500 million, 0.625% of average net assets of $500 million but less than $1 billion , 0.600% of average net assets of $1 billion but less than $2 billion, 0.575% of average net assets of $2 billion but less than $5 billion, and 0.555% of average net assets of $5 billion and over. For the year ended October 31, 2006, the advisory fee amounted to $6,866,794. EVM has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. Pursuant to this agreement, EVM waived $23,078 of its advisory fee for the year ended October 31, 2006. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

  3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $371,145,382 and $278,377,811, respectively, for the year ended October 31, 2006.

  4  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U. S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in the Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund). The Cash Collateral Fund invests in high quality money market instruments. Under the agreement, the Portfolio continues to earn interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In addition, the

24

Tax-Managed Value Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Portfolio pays IBT a lending agent fee computed as a percentage of the earnings on the collateral invested less the loan rebate fee. The loan rebate fee and lending agent fee paid by the Portfolio offsets a portion of the interest income received and amounted to $1,766,943 and $8,373, respectively, for the year ended October 31, 2006. At October 31, 2006, the value of the securities loaned and the value of the collateral amounted to $40,507,127 and $41,882,795, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

  5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006, as computed on a federal income tax basis, were as follows:

Aggregate cost	$841,175,364
Gross unrealized appreciation	$412,791,470
Gross unrealized depreciation	(169,339)
Net unrealized appreciation	$412,622,131

  6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2006.

  7  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2006.

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Trusts' financial statement disclosures.

25

Tax-Managed Value Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Tax-Managed Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the Portfolio), including the portfolio of investments as of October 31, 2006, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Tax-Managed Value Portfolio as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the
United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

26

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

27

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Tax-Managed Value Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Tax-Managed Value Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser's in-house equity research capabilities and experience managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2005 for the Fund. The Board concluded that the Fund's performance is satisfactory.

28

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fees, payable by the Portfolio and the Fund (referred to collectively as "management fees").

As part of its review, the Board considered the management fees, including administrative fees, and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted the small size of the Fund relative to other similarly managed funds.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add two new breakpoints for the Tax-Managed Value Portfolio with respect to assets that exceed $2 billion and $5 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

29

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research; "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991 and of the Portfolio since 2001	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 2001 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

30

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2001	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Vice President of the Trust since 1999 and of the Portfolio since 2001	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust; President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

31

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Kevin M. Connerty 4/20/64	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Director and Vice President of PFPC Inc. (1999-2005). Officer of 97 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997 and of the Portfolio since 2001	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

32

Investment Adviser of Tax-Managed Value Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Value Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Value Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

501-12/06  TVSRC

Annual Report October 31, 2006

EATON VANCE
DIVIDEND
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Dividend Income Fund as of October 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Aamer Khan, CFA

Co-Portfolio Manager

Judith A. Saryan, CFA

Co-Portfolio Manager

The Fund

Performance Since Inception

•                  During the period from the Fund’s start of business on November 30, 2005, through October 31, 2006, Class A shares of Eaton Vance Dividend Income Fund (the “Fund”) had a total return of 19.26%. This return was the result of an increase in net asset value (NAV) per share to $11.41 on October 31, 2006, from $10.00 on November 30, 2005, and the reinvestment of $0.478 per share in dividend income.(1)

•                  During the same period, the Fund’s Class C shares had a total return of 18.25%. This return was the result of an increase in NAV per share to $11.36 on October 31, 2006, from $10.00 on November 30, 2005, and the reinvestment of $0.432 per share in dividend income.(1)

•                  During the period from the initial issuance of shares on January 31, 2006, through October 31, 2006, the Fund’s Class I shares had a total return of 12.62%. This return was the result of an increase in NAV per share to $11.41 on October 31, 2006, from $10.61 on January 31, 2006, and the reinvestment of $0.498 per share in dividend income.(1)

•                  During the period from the initial issuance of shares on January 31, 2006, through October 31, 2006, the Fund’s Class R shares had a total return of 12.15%. This return was the result of an increase in NAV per share to $11.40 on October 31, 2006, from the offering price of $10.61 on January 31, 2006, and the reinvestment of $0.462 per share in dividend income.(1)

•                  For comparison, the Fund’s benchmark, the Russell 1000 Value Index – a broad-based, unmanaged index of value stocks – had total returns of 17.59% from November 30, 2005, to October 31, 2006 and 12.52% from January 31, 2006 to October 31, 2006. The Fund’s Lipper Classification, Equity Income Funds, had a total return of 14.59% from November 30, 2005, to October 31, 2006, and 10.36% from January 31, 2006, to October 31, 2006.(2)

Management Discussion

•                  U.S. equity markets moved upward at a solid pace during the period from November 30, 2005 to October 31, 2006, driven by continued strong economic growth, low to moderate inflation, and a pause, near the end of the period, in the U.S. Federal Reserve Board’s long monetary tightening cycle that began in June 2004. The stock market also benefited from lower oil prices near the end of the period, which helped bolster consumer confidence and spending.

•                  As of March 24, 2006, the Fund invests in Dividend Income Portfolio (the “Portfolio”), a registered investment company that invests primarily in a diversified portfolio of equity securities that pay dividends. Reflecting its value-oriented style and a focus on higher-yielding stocks, the Fund’s Class A and Class C shares outperformed its benchmark Index during the 11-month period (the Fund’s Class I and Class R shares were in line with the Index for their shorter reporting periods).(2)

•                  Consumer discretionary and industrial stocks made a positive contribution to relative returns during the period, as did non-U.S. bank stocks, which performed very well. Banks in Europe have thrived because of lower interest rates relative to the United States, closer proximity to emerging markets, and a regulatory environment that has grown more favorable over the years.

•                  Utililities also made a strong contribution to the Fund’s performance. Management’s efforts to seek a diversified range of high-quality, integrated utilities has been beneficial, as the Portfolio’s utility holdings strongly outperformed those in the Russell 1000 Value Index during the period.(2)

•                  The Portfolio’s holdings in the energy, health care, and telecommunications sectors detracted from performance, as selections in these sectors generally underperformed those in the Russell 1000 Value Index during the period. Energy stocks generally fared poorly due to a sharp decline in oil prices near the end of the period.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

(2)

It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. Lipper averages are available as of month end only.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

1

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged index of value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class C	Class I	Class R

Average Annual Total Returns (at net asset value)
Life of Fund†	19.26%	18.25%	12.62%	12.15%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Life of Fund†	12.41%	17.25%	12.62%	12.15%

† Inception Dates – Class A: 11/30/05; Class C: 11/30/05; Class I: 1/31/06; Class R: 1/31/06

(1)

Average annual total returns do not include the 5.75% maximum sales charge for Class A or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. Absent an allocation of certain expenses to the administrator, the returns would be lower. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered to certain investors at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(2)          Source: Thomson Financial. Class A of the Fund commenced investment operations on 11/30/05. A $10,000 hypothetical investment at net asset value in Class C shares on 11/30/05 (inception date), Class I shares on 1/31/06 (inception date) and Class R shares on 1/31/06 (inception date) would have been valued at $11,826 ($11,726 after deduction of the applicable CDSC), $11,262 and $11,214, respectively, on 10/31/06. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Common Stock Investments by Sector(3)

By net assets

(3)	As of October 31, 2006. Portfolio information may not be representative of the Portfolio’s current or future investments and are subject to change due to active management.

Top Ten Holdings(4)

By net assets

Exxon Mobil Corporation	2.9%
McDonald’s Corporation	2.2
Fidelity National Title Group, Inc.	2.1
Wyeth	2.0
Pfizer, Inc.	1.9
Bank of America Corporation	1.9
Citigroup Inc.	1.9
KBC Groupe SA	1.9
Starwood Hotels & Resorts	1.9
Wachovia Corp.	1.9

(4)	Top Ten Holdings represented 20.6% of Portfolio net assets as of October 31, 2006. Holdings are subject to change due to active management.

2

Eaton Vance Dividend Income Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Dividend Income Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* ** (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$1,068.90	$7.30
Class C	$1,000.00	$1,064.70	$11.19
Class I	$1,000.00	$1,070.10	$6.00
Class R	$1,000.00	$1,067.80	$8.60
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12
Class C	$1,000.00	$1,014.40	$10.92
Class I	$1,000.00	$1,019.40	$5.85
Class R	$1,000.00	$1,016.90	$8.39

* Expenses are equal to the Fund's annualized expense ratio of 1.40% for Class A shares, 2.15% for Class C shares, 1.15% for Class I shares, and 1.65% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

** Absent an allocation of certain expenses to the administrator, expenses would be higher.

3

Eaton Vance Dividend Income Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Dividend Income Portfolio, at value (identified cost, $48,943,964)	$51,526,669
Receivable for Fund shares sold	2,204,228
Receivable from affiliate	164,488
Total assets	$53,895,385
Liabilities
Payable for Fund shares redeemed	$14,824
Payable to affiliate for distribution and service fees	21,546
Payable to affiliate for administration fee	5,705
Payable to affiliate for Trustees' fees	739
Other accrued expenses	35,754
Total liabilities	$78,568
Net Assets	$53,816,817
Sources of Net Assets
Paid-in capital	$51,550,320
Accumulated net realized loss (computed on the basis of identified cost)	(1,348,711)
Accumulated undistributed net investment income	1,032,503
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	2,582,705
Total	$53,816,817
Class A Shares
Net Assets	$29,585,886
Shares Outstanding	2,593,730
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.41
Maximum Offering Price Per Share (100 ÷ 94.25 of $11.41)	$12.11
Class C Shares
Net Assets	$23,105,027
Shares Outstanding	2,034,014
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.36
Class I Shares
Net Assets	$1,097,724
Shares Outstanding	96,246
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.41
Class R Shares
Net Assets	$28,180
Shares Outstanding	2,472
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.40
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Period Ended
October 31, 2006(1)

Investment Income
Dividends (net of foreign taxes, $2,490)	$60,406
Dividends allocated from Portfolio (net of foreign taxes, $90,616)	2,014,545
Interest	857
Interest allocated from Portfolio	25,885
Expenses allocated from Portfolio	(114,421)
Net investment income from Portfolio	$1,987,272
Expenses
Investment adviser fee	$3,960
Administration fee	20,390
Trustees' fees and expenses	1,507
Distribution and service fees Class A	20,693
Class C	52,866
Class R	53
Registration fees	107,282
Legal and accounting services	39,343
Transfer and dividend disbursing agent fees	15,359
Printing and postage	10,230
Custodian fee	5,335
Miscellaneous	3,827
Total expenses	$280,845
Deduct — Reduction of custodian fee	$364
Allocation of Fund expenses to the affiliate	164,488
Total expense reductions	$164,852
Net expenses	$115,993
Net investment income	$1,871,279
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from Portfolio — Investment transactions (identified cost basis)	$(1,346,360)
Foreign currency transactions	(38,367)
Net realized gain (loss) — Investment transactions (identified cost basis)	(23,775)
Foreign currency transactions	(434)
Net realized loss	$(1,408,936)
Change in unrealized appreciation (depreciation) from Portfolio — Investments (identified cost basis)	$2,428,613
Foreign currency	7,043
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$147,249
Foreign currency	(200)
Net change in unrealized appreciation (depreciation)	$2,582,705
Net realized and unrealized gain	$1,173,769
Net increase in net assets from operations	$3,045,048
(1) For the period from the start of business, November 30, 2005, to October 31, 2006.

See notes to financial statements

4

Eaton Vance Dividend Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2006(1)
From operations — Net investment income	$1,871,279
Net realized loss from investment transactions and foreign currency transactions	(1,408,936)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,582,705
Net increase in net assets from operations	$3,045,048
Distributions to shareholders — From net investment income Class A	$(500,351)
Class C	(298,470)
Class I	(479)
Class R	(641)
Total distributions to shareholders	$(799,941)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$28,606,860
Class C	22,333,000
Class I	1,095,000
Class R	26,066
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	352,963
Class C	151,748
Class I	479
Class R	641
Cost of shares redeemed Class A	(688,263)
Class C	(306,784)
Net increase in net assets from Fund share transactions	$51,571,710
Net increase in net assets	$53,816,817
Net Assets
At beginning of period	$—
At end of period	$53,816,817
Accumulated undistributed net investment income included in net assets
At end of period	$1,032,503

(1)  For the period from the start of business, November 30, 2005, to October 31, 2006.

See notes to financial statements

5

Eaton Vance Dividend Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Period Ended October 31, 2006(1)
Net asset value — Beginning of period	$10.000
Income from operations
Net investment income(2)	$1.401
Net realized and unrealized gain	0.487
Total income from operations	$1.888
Less distributions
From net investment income	$(0.478)
Total distributions	$(0.478)
Net asset value — End of period	$11.410
Total Return(3)	19.26%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$29,586
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.41	%(6)
Expenses after custodian fee reduction(4)(5)	1.40	%(6)
Net investment income(5)	14.04	%(6)
Portfolio Turnover of the Fund(7)	35%
Portfolio Turnover of the Portfolio(8)	170%

(1)  For the period from the start of business, November 30, 2005, to October 31, 2006.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Return is calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The administrator subsidized certain operating expenses (equal to 1.21% of average net assets for the period from the start of business, November 30, 2005, to October 31, 2006).

(6)  Annualized.

(7)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(8)  For the period from the Portfolio's start of business, March 24, 2006, to October 31, 2006.

See notes to financial statements

6

Eaton Vance Dividend Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Period Ended October 31, 2006(1)
Net asset value — Beginning of period	$10.000
Income from operations
Net investment income(2)	$1.322
Net realized and unrealized gain	0.470
Total income from operations	$1.792
Less distributions
From net investment income	$(0.432)
Total distributions	$(0.432)
Net asset value — End of period	$11.360
Total Return(3)	18.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$23,105
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.16	%(6)
Expenses after custodian fee reduction(4)(5)	2.15	%(6)
Net investment income(5)	13.27	%(6)
Portfolio Turnover of the Fund(7)	35%
Portfolio Turnover of the Portfolio(8)	170%

(1)  For the period from the start of business, November 30, 2005, to October 31, 2006.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Return is calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The administrator subsidized certain operating expenses (equal to 1.21% of average net assets for the period from the start of business, November 30, 2005, to October 31, 2006).

(6)  Annualized.

(7)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(8)  For the period from the Portfolio's start of business, March 24, 2006, to October 31, 2006.

See notes to financial statements

7

Eaton Vance Dividend Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Period Ended October 31, 2006(1)
Net asset value — Beginning of period	$10.610
Income from operations
Net investment income(2)	$1.912
Net realized and unrealized loss(3)	(0.614)
Total income from operations	$1.298
Less distributions
From net investment income	$(0.498)
Total distributions	$(0.498)
Net asset value — End of period	$11.410
Total Return(4)	12.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,098
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.16	%(7)
Expenses after custodian fee reduction(5)(6)	1.15	%(7)
Net investment income(6)	25.28	%(7)
Portfolio Turnover of the Fund(8)	35%
Portfolio Turnover of the Portfolio(9)	170%

(1)  For the period from the initial issuance of Class I shares, January 31, 2006, to October 31, 2006.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of the Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Return is calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The administrator subsidized certain operating expenses (equal to 1.21% of average net assets for the period from the initial issuance of shares, January 31, 2006, to October 31, 2006).

(7)  Annualized.

(8)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(9)  For the period from the Portfolio's start of business, March 24, 2006, to October 31, 2006.

See notes to financial statements

8

Eaton Vance Dividend Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Period Ended October 31, 2006(1)
Net asset value — Beginning of period	$10.610
Income from operations
Net investment income(2)	$1.162
Net realized and unrealized gain	0.090
Total income from operations	$1.252
Less distributions
From net investment income	$(0.462)
Total distributions	$(0.462)
Net asset value — End of period	$11.400
Total Return(3)	12.15%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$28
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	1.66	%(6)
Expenses after custodian fee reduction(4)(5)	1.65	%(6)
Net investment income(5)	14.30	%(6)
Portfolio Turnover of the Fund(7)	35%
Portfolio Turnover of the Portfolio(8)	170%

(1)  For the period from the initial issuance of Class R shares, January 31, 2006, to October 31, 2006.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Return is calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The administrator subsidized certain operating expenses (equal to 1.21% of average net assets for the period from the initial issuance of shares, January 31, 2006, to October 31, 2006).

(6)  Annualized.

(7)  Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

(8)  For the period from the Portfolio's start of business, March 24, 2006, to October 31, 2006.

See notes to financial statements

9

Eaton Vance Dividend Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I and Class R shares are offered at net asset value and are not subject to a sales charge. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Dividend Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (69.0% at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. During this period, dividend income was recorded on the ex-dividend date. However, if the ex-dividend date had passed, certain dividends from foreign securities were recorded as the Fund was informed of the ex-dividend date. Interest income was recorded on the accrual basis.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, The Fund, for federal income tax purposes, had a capital loss carryover of $1,311,256, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire October 31, 2014.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal

10

Eaton Vance Dividend Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

2  Distribution to Shareholders

It is the present policy of the Fund to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

During the period from the start of business, November 30, 2005, to October 31, 2006, paid-in capital was decreased by $21,390, accumulated undistributed net investment income was decreased by $38,835, and accumulated net realized loss on investments was decreased by $60,225 primarily due to differences between book and tax accounting treatment of foreign currency gain/loss. This change had no effect on the net assets or the net asset value per share.

The tax character of distributions paid for the period from the start of business, November 30, 2005, to October 31, 2006 was as follows:

Distributions declared from:

Ordinary income	$799,941

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$1,032,503
Unrealized appreciation	$2,545,250
Capital loss carryforwards	$(1,311,256)

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Period Ended October 31, 2006(1)
Sales	2,624,720
Issued to shareholders electing to receive payments of distributions in Fund shares	32,394
Redemptions	(63,384)
Net increase	2,593,730
Class C	Period Ended October 31, 2006(1)
Sales	2,048,157
Issued to shareholders electing to receive payments of distributions in Fund shares	13,936
Redemptions	(28,079)
Net increase	2,034,014
Class I	Period Ended October 31, 2006(2)
Sales	96,202
Issued to shareholders electing to receive payments of distributions in Fund shares	44
Net increase	96,246
Class R	Period Ended October 31, 2006(2)
Sales	2,413
Issued to shareholders electing to receive payments of distributions in Fund shares	59
Net increase	2,472

(1) For the period from the start of business, November 30, 2005, to October 31, 2006.

(2) For the period from the initial issuance of shares, January 31, 2006, to October 31, 2006.

4  Transactions with Affiliates

Prior to the Fund's investment in the Portfolio on March 24, 2006, Eaton Vance Management (EVM) earned an investment adviser fee as compensation for management and investment advisory services rendered to the Fund. The fee was at an annual rate of 0.65% of the Fund's average daily net assets up to $500 million, and

11

Eaton Vance Dividend Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

reduced at rates as daily net assets exceed that level, and amounted to $3,960 for the period from the start of business, November 30, 2005, to March 24, 2006. The administration fee is earned by EVM as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund and amounted to $20,390 for the period from the start of business, November 30, 2005, to October 31, 2006. Pursuant to a voluntary expense reimbursement, EVM was allocated $164,488 of the Fund's operating expenses for the period from the start of business, November 30, 2005, to October 31, 2006. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the period from the start of business, November 30, 2005, to October 31, 2006, EVM earned $836 in sub-transfer agent fees.

Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by EVM and BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business November 30, 2005, to October 31, 2006, no significant amounts have been deferred.

Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $89,442 as its portion of the sales charge on sales of Class A for the period from the start of business, November 30, 2005, to October 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan) under the Investment Company Act of 1940. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% (annualized) of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the period from the start of business, November 30, 2005, to October 31, 2006 amounted to $20,693 for Class A shares. The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1. The Class C Plan requires the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by Class C. Distribution fees paid or accrued for the period from the start of business, November 30, 2005, to October 31, 2006, amounted to $39,657 for Class C shares. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $1,070,000 for Class C shares. The Class R Plan provides for the Fund to pay EVD amounts up to 0.50% (annualized) of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Fund have currently limited the Class R distribution payments to 0.25% of average daily net assets attributable to the Class R shares. Distribution fees paid or accrued for the period from the initial issuance of shares, January 31, 2006, to October 31, 2006, amounted to $27 for Class R shares. The Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the period ended October 31, 2006 amounted to $13,209, and $26, for Class C and Class R shares, respectively.

12

Eaton Vance Dividend Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC pertaining to Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class C Plan (see Note 5). CDSC assessed on Class C shares when no Uncovered Distribution Charges exist with respect to that class will be credited to the Fund. EVD received approximately $1,336 of CDSC paid by shareholders for Class C shares, for the period from the start of business, November 30, 2005, to October 31, 2006. EVD did not receive any CDSC for Class A shares for the period from the start of business, November 30, 2005, to October 31, 2006.

7  Investments Transactions

During the time the Fund was making direct investments in securities, purchases and sales of investments, other than short-term obligations, aggregated $6,005,001 and $900,508, respectively. On March 24, 2006, the Fund transferred substantially all of its investable assets, and related accounts, with a value amounting to $5,112,681, including unrealized appreciation of $147,048, to the Portfolio in exchange for an interest in the Portfolio. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

Increases and decreases in the Fund's investment in the Portfolio aggregated $44,808,683 and $1,371,633 respectively, for the period from March 24, 2006, to October 31, 2006.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

13

Eaton Vance Dividend Income Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance
Mutual Funds Trust and Shareholders
of Eaton Vance Dividend Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Income (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2006, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the start of business, November 30, 2005, to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Dividend Income Fund as of October 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the period from the start of business, November 30, 2005 to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

14

Eaton Vance Dividend Income Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $1,229,410, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2006 ordinary income dividends, 39.12% qualifies for the corporate dividends received deduction.

15

Dividend Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.7%
Security	Shares	Value
Aerospace & Defense — 0.9%
Honeywell International, Inc.	8,040	$338,645
United Technologies Corp.	4,628	304,152
		$642,797
Automobiles — 1.4%
Harley-Davidson, Inc.	14,900	$1,022,587
		$1,022,587
Beverages — 1.6%
Diageo PLC ADR	16,300	$1,213,861
		$1,213,861
Capital Markets — 3.0%
Credit Suisse Group ADR	3,000	$181,440
Goldman Sachs Group, Inc. (The)	3,600	683,244
Merrill Lynch & Co., Inc.	10,000	874,200
UBS AG(1)	7,760	464,358
		$2,203,242
Chemicals — 0.9%
E.I. du Pont de Nemours and Co.	15,000	$687,000
		$687,000
Commercial Banks — 14.5%
Allied Irish Banks PLC ADR	20,997	$1,147,276
Banco Bilbao Vizcaya Argentaria SA ADR	38,360	928,312
Bank of Nova Scotia(1)	4,395	192,984
Barclays PLC ADR	23,750	1,289,862
BNP Paribas(1)	3,800	417,358
HBOS PLC(1)	47,591	985,780
HSBC Holdings PLC(1)	42,794	811,911
Industrial and Commercial Bank of China(1)(2)	306,845	137,248
KBC Groep NV(1)	13,090	1,429,421
Societe Generale(1)	2,455	407,579
Toronto-Dominion Bank (The)(1)	19,900	1,152,807
UniCredito Italiano SPA(1)	67,649	560,613
Wachovia Corp.	25,150	1,395,825
		$10,856,976

Security	Shares	Value
Commercial Services & Supplies — 1.7%
Banta Corp.	8,000	$354,240
Biffa PLC(1)(2)	72,500	368,505
R.R. Donnelley & Sons Co.	17,000	575,620
		$1,298,365
Communications Equipment — 1.0%
Nokia Oyj ADR	37,000	$735,560
		$735,560
Computer Peripherals — 1.1%
International Business Machines Corp.	8,700	$803,271
		$803,271
Construction Materials — 0.6%
Lafarge SA(1)	3,080	$412,912
		$412,912
Consumer Finance — 1.5%
Student Loan Corp. (The)	5,285	$1,093,995
		$1,093,995
Diversified Financial Services — 4.0%
Bank of America Corp.	26,790	$1,443,177
Citigroup, Inc.	28,733	1,441,247
ING Groep NV ADR	3,000	132,990
		$3,017,414
Diversified Telecommunication Services — 9.1%
Alaska Communications Systems Group, Inc.	37,500	$539,625
AT&T, Inc.	30,800	1,054,900
BellSouth Corp.	19,900	897,490
Embarq Corp.	15,800	763,930
Telefonica SA(1)	19,000	365,799
Telefonos de Mexico SA de CV ADR	17,130	452,061
Telenor ASA(1)	38,500	608,635
Telenor ASA ADR	6,500	309,855
Verizon Communications, Inc.	31,160	1,152,920
Windstream Corp.	45,500	624,260
		$6,769,475

See notes to financial statements

16

Dividend Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Electric Utilities — 5.4%
E.ON AG ADR	12,020	$482,363
Endesa, SA(1)	10,500	460,690
Enel SPA(1)	77,000	737,481
Fortum Oyj(1)	31,892	880,490
Iberdrola SA(1)	10,800	494,995
Scottish and Southern Energy PLC(1)	39,900	1,000,838
		$4,056,857
Energy Equipment & Services — 0.5%
Noble Corp.(1)	5,100	$357,510
		$357,510
Food & Staples Retailing — 1.0%
Wal-Mart Stores, Inc.	14,500	$714,560
		$714,560
Food Products — 3.1%
Cadbury Schweppes PLC ADR	27,381	$1,111,395
Nestle SA(1)	1,300	444,301
Nestle SA ADR	9,175	783,731
		$2,339,427
Hotels, Restaurants & Leisure — 4.3%
McDonald's Corp.	39,400	$1,651,648
Mitchells and Butlers PLC(1)	13,204	149,698
Starwood Hotels and Resorts Worldwide, Inc.	23,400	1,397,916
		$3,199,262
Household Products — 0.6%
Kimberly-Clark Corp.	1,670	$111,088
Kimberly-Clark de Mexico SA de CV(1)	78,500	328,184
		$439,272
Independent Power Producers & Energy Traders — 1.2%
TXU Corp.	14,170	$894,552
		$894,552
Industrial Conglomerates — 1.8%
General Electric Co.	38,150	$1,339,447
		$1,339,447

Security	Shares	Value
Insurance — 5.3%
AFLAC, Inc.	5,400	$242,568
Fidelity National Title Group, Inc., Class A	69,925	1,539,049
Hartford Financial Services Group, Inc. (The)	6,600	575,322
Markel Corp.(2)	100	39,950
St. Paul Travelers Cos., Inc. (The)	24,495	1,252,429
W. R. Berkley Corp.	8,500	313,310
		$3,962,628
Metals & Mining — 2.5%
Anglo American PLC ADR	23,150	$525,042
BHP Billiton, Ltd. ADR	11,400	485,298
Freeport-McMoRan Copper & Gold, Inc., Class B	14,631	884,883
		$1,895,223
Multiline Retail — 1.5%
J.C. Penney Company, Inc.	7,900	$594,317
Marks & Spencer Group PLC(1)	41,400	517,804
		$1,112,121
Multi-Utilities — 2.1%
CMS Energy Corp.(2)	32,000	$476,480
National Grid PLC(1)	40,200	512,515
RWE AG(1)	5,595	554,168
		$1,543,163
Oil, Gas & Consumable Fuels — 13.4%
Chesapeake Energy Corp.	11,000	$356,840
Chevron Corp.	16,500	1,108,800
ConocoPhillips	14,503	873,661
ENI SPA ADR	12,000	728,520
Exxon Mobil Corp.	30,589	2,184,666
Kinder Morgan, Inc.	4,758	500,066
Marathon Oil Corp.	12,000	1,036,800
Neste Oil Oyj(1)	7,628	243,361
Occidental Petroleum Corp.	15,660	735,080
Statoil ASA ADR	20,870	529,263
Total SA ADR	7,440	506,962
Williams Cos., Inc. (The)	50,515	1,234,081
		$10,038,100

See notes to financial statements

17

Dividend Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Pharmaceuticals — 6.6%
GlaxoSmithKline PLC ADR	19,354	$1,030,601
Johnson & Johnson	14,885	1,003,249
Pfizer, Inc.	54,250	1,445,763
Wyeth	28,725	1,465,837
		$4,945,450
Real Estate Investment Trusts (REITs) — 1.8%
Equity Residential	12,450	$679,895
Host Hotels & Resorts, Inc.	122	2,813
Simon Property Group, Inc.	6,990	678,729
		$1,361,437
Road & Rail — 1.5%
Burlington Northern Santa Fe Corp.	14,070	$1,090,847
		$1,090,847
Specialty Retail — 1.0%
Home Depot, Inc. (The)	19,450	$726,069
		$726,069
Thrifts & Mortgage Finance — 0.5%
IndyMac Bancorp, Inc.	8,200	$372,690
		$372,690
Tobacco — 2.5%
Altria Group, Inc.	13,745	$1,117,881
Reynolds American, Inc.	11,800	745,288
		$1,863,169
Water Utilities — 0.8%
Severn Trent PLC(1)	23,333	$620,948
		$620,948
Total Common Stocks (identified cost $69,209,484)		$73,630,187

Short-Term Investments — 5.8%
Security	Principal Amount (000's omitted)	Value
Abbey National North America LLC, Commercial Paper, 5.31%, 11/1/06	$934	$934,000
Societe Generale Time Deposit, 5.31%, 11/1/06	3,400	3,400,000
Total Short-Term Investments (at amortized cost, $4,334,000)		$4,334,000
Total Investments — 104.5% (identified cost $73,543,484)		$77,964,187
Other Assets, Less Liabilities — (4.5)%		$(3,325,891)
Net Assets — 100.0%		$74,638,296

ADR - American Depository Receipt

(1)  Foreign security.

(2)  Non-income producing security.

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
United States	79.9%	$62,345,294
United Kingdom	6.4	4,967,999
Belgium	1.8	1,429,421
Canada	1.7	1,345,791
Spain	1.7	1,321,484
Italy	1.7	1,298,094
France	1.6	1,237,849
Finland	1.4	1,123,851
Switzerland	1.2	908,659
Norway	0.8	608,635
Germany	0.7	554,168
Cayman Islands	0.5	357,510
Mexico	0.4	328,184
China	0.2	137,248
Total	100%	$77,964,187

See notes to financial statements

18

Dividend Income Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $73,543,484)	$77,964,187
Cash	15,737
Receivable for investments sold	1,160,739
Dividends and interest receivable	457,470
Tax reclaim receivable	58,284
Total assets	$79,656,417
Liabilities
Payable for investments purchased	$4,938,514
Payable to affiliate for investment adviser fee	36,677
Payable to affiliate for Trustees' fees	1,003
Other accrued expenses	41,927
Total liabilities	$5,018,121
Net Assets applicable to investors' interest in Portfolio	$74,638,296
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$70,355,026
Net unrealized appreciation (computed on the basis of identified cost)	4,283,270
Total	$74,638,296

Statement of Operations

For the Period Ended
October 31, 2006(1)

Investment Income
Dividends (net of foreign taxes, $194,867)	$3,913,688
Interest	53,840
Total investment income	$3,967,528
Expenses
Investment adviser fee	$156,668
Trustees' fees and expenses	405
Legal and accounting services	17,038
Custodian fee	33,738
Organization expense	4,000
Miscellaneous	2,573
Total expenses	$214,422
Deduct — Reduction of custodian fee	$174
Total expense reductions	$174
Net expenses	$214,248
Net investment income	$3,753,280
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(2,640,225)
Foreign currency transactions	(88,561)
Net realized loss	$(2,728,786)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$4,273,454
Foreign currency	9,816
Net change in unrealized appreciation (depreciation)	$4,283,270
Net realized and unrealized gain	$1,554,484
Net increase in net assets from operations	$5,307,764

(1)  For the period from the start of business, March 24, 2006, to October 31, 2006.

See notes to financial statements

19

Dividend Income Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended October 31, 2006(1)
From operations — Net investment income	$3,753,280
Net realized loss from investment transactions and foreign currency transactions	(2,728,786)
Net change in unrealized appreciation (depreciation) of investments and foreign currency	4,283,270
Net increase in net assets from operations	$5,307,764
Capital transactions — Assets contributed by Eaton Vance Dividend Income Fund	$5,112,681
Contributions	67,092,789
Withdrawals	(2,974,948)
Net increase in net assets from capital transactions	$69,230,522
Net increase in net assets	$74,538,286
Net Assets
At beginning of period	$100,010
At end of period	$74,638,296

(1)  For the period from the start of business, March 24, 2006, to October 31, 2006.

See notes to financial statements

20

Dividend Income Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Period Ended October 31, 2006(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.88	%(2)
Expenses after custodian fee reduction	0.88	%(2)
Net investment income	15.44	%(2)
Portfolio Turnover	170%
Total Return(3)	10.33%
Net assets, end of period (000's omitted)	$74,638

(1)  For the period from the start of business, March 24, 2006, to October 31, 2006.

(2)  Annualized.

(3)  Total return is not computed on an annualized basis.

See notes to financial statements

21

Dividend Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Dividend Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 13, 2006 seeks to achieve total return by investing primarily in a diversified portfolio of equity securities that pay dividends. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2006, the Eaton Vance Dividend Income Fund held a 69.0% interest in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the accrual basis.

C  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

22

Dividend Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

E  Financial Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in the price of current or anticipated portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H  Put Options — Upon the purchase of a put option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

I  Securities Sold Short — The Portfolio may sell individual securities short if it owns at least an equal amount of the security sold short or has at the time of the sale a right to obtain securities in kind and amount to the securities sold short provided that, if such right is conditional, the sale is made upon the same conditions (a covered short sale). The Portfolio may sell short securities representing an index or basket of securities whose constituents the Portfolio holds in whole or in part. A short sale of an index or basket of securities will be a covered short sale if the underlying index or basket of securities is the same or substantially identical to securities held by the Portfolio. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked-to-market and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. The seller of a short position generally realizes a profit on the transaction if the price it receives on the short sale exceeds the cost of closing out the position by purchasing securities in the market, but generally realizes a loss if the cost of closing out the short position exceeds the proceeds of the short sale. The exposure to loss on covered short sales (to the extent the value of the security sold short rises instead of falls) is offset by the increase in the value of the underlying security or securities retained. The profit or loss on a covered short sale is also affected by the borrowing cost of any securities borrowed in connection with the short sale (which will vary with market conditions) and use of the proceeds of the short sale. The Portfolio expects normally to close its covered short sales by delivering newly acquired stocks. Exposure to loss on an index or basket of securities sold short will not be offset by gains on other securities holdings to the extent that the constituent securities of the index or a basket of securities sold short are not held by the Portfolio. Such losses may be substantial.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of

23

Dividend Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

L  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee of 0.65% annually of the average daily net assets of the Portfolio up to $500 Million, and at reduced rates as daily net assets exceed that level. For the period from the start of business, March 24, 2006, to October 31, 2006, the advisory fee amounted to $156,668. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from March 24, 2006 (start of business) to October 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investments Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $134,220,848 and $67,451,855 respectively, for the period from the start of business, March 24, 2006, to October 31, 2006.

4  Transfer of Assets

Investment operations began on March 24, 2006 with a transfer of investment assets, and related accounts, by Eaton Vance Dividend Income Fund of $5,112,681, in exchange for an interest in the Portfolio, including net unrealized appreciation of $147,048. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments owned at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$73,602,468
Gross unrealized appreciation	$4,740,064
Gross unrealized depreciation	(378,345)
Net unrealized appreciation	$4,361,719

6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and

24

Dividend Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2006.

8  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the period from the start of business, March 24, 2006, to October 31, 2006.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

25

Dividend Income Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Dividend Income Portfolio:

We have audited the accompanying statement of assets and liabilities of Dividend Income Portfolio (the Portfolio), including the portfolio of investments, as of October 31, 2006, the related statement of operations, the statement of changes in net assets, and the supplementary data for the period from the start of business, March 24, 2006, to October 31, 2006. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the Dividend Income Portfolio as of October 31, 2006, the results of its operations, the changes in its net assets and the supplementary data for the period from the start of business, March 24, 2006, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

26

Eaton Vance Dividend Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

In considering the approval of the investment advisory agreement between Dividend Income Portfolio (the "Portfolio") and Boston Management and Research ("BMR"), the Special Committee considered information that had been provided throughout the year at regular Board meetings, as well as information furnished to the Special Committee for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements of other Eaton Vance Funds. Such information included, among other things, the following:

•  The economic outlook and the general investment outlook in relevant investment markets;

•  BMR's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•  The allocation of brokerage and the benefits received by the investment adviser as a result of brokerage allocation;

•  BMR's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to BMR's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by BMR and its affiliates; and

•  The terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Portfolio for the services described herein.

The Special Committee also considered the nature, extent and quality of the management services provided by BMR. In so doing, the Special Committee considered BMR's management capabilities with respect to the types of investments held by the Portfolio, including information relating to the education, experience and number of investment professionals and other personnel who provide services under the investment advisory agreement. The Special Committee specifically noted the investment adviser's in-house equity research capabilities. The Special Committee also took into account the time and attention to be devoted by senior management to the Portfolio and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolio and concluded that the human resources available at the investment adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Special Committee received information concerning the investment philosophy and investment process applied by BMR in managing the Portfolio. In this regard, the Special Committee considered BMR's in-house research capabilities as well as other resources available to BMR personnel, including research services that may be available to BMR as a result of securities transactions affected for the Portfolio and other investment advisory clients. The Special Committee concluded that BMR's investment process, research capabilities and philosophy were well suited to the Portfolio, given the Portfolio's investment objective and policies. The Special Committee also considered BMR's success in managing other Funds that seek to generate qualified dividend income, including one open-end fund.

With respect to its review of investment advisory fees, the Special Committee concluded that the fees to be paid by the Portfolio are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the estimated expense ratio of the Fund, the Special Committee concluded that such expense ratio is within a range that is competitive with comparable funds.

In addition to the factors mentioned above, the Special Committee reviewed the level of the investment adviser's expected profits in providing investment management and administration services for Eaton Vance Funds with a similar fee structure to that of the Fund and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services to be rendered, the profits to be realized by the investment adviser are not unreasonable. The Special Committee also considered the extent to which the investment adviser is expected to realize benefits from economies of scale in managing the Portfolio, and concluded that the fee breakpoints which are in place will allow for an equitable sharing of such benefits, when realized, with shareholders of the Fund.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the investment advisory agreement. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by BMR and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the approval of the investment advisory agreement, including the fee structure, is in the interests of shareholders.

27

Eaton Vance Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Dividend Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991 and of the Portfolio since 2006.	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Trustee of the Trust since 2005 and of the Portfolio since 2006.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 2006 and Chairman of the Board since 2005.	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2006.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2006.	Professor of Law, Georgetown University Law Center.	170	None

28

Eaton Vance Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2006.	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2006.	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Trustee of the Trust since 2005 and of the Portfolio since 2006.	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice president of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Vice President of the Trust since 2005 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2006	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 71 registered investment companies managed by EVM or BMR.

29

Eaton Vance Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Vice President of the Trust since 2003 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/31/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997 and of the Portfolio since 2006	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Michelle A. Green 8/25/69	Treasurer of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 63 registered investment companies and 5 private investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Chief Compliance Officer of the Trust since 2004 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

30

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Investment Adviser of Dividend Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Dividend Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Dividend Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

2634-12/06  DIVISRC

Annual Report October 31, 2006

EATON VANCE
TAX-MANAGED
EQUITY ASSET
ALLOCATION
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Duncan W. Richardson, CFA
Portfolio Manager

The Fund

Performance for the Past Year

•                     For the year ended October 31, 2006, the Fund’s Class A shares had a total return of 18.96%. This return was the result of an increase in net asset value (NAV) per share to $14.04 on October 31, 2006, from $12.10 on October 31, 2005, and the distribution of $0.3142 per share in capital gains.(1)

•                     The Fund’s Class B shares had a total return of 17.98% for the same period, the result of an increase in NAV per share to $13.57 from $11.80, and the distribution of $0.3142 per share in capital gains.(1)

•                     The Fund’s Class C shares had a total return of 18.01% for the same period, the result of an increase in NAV per share to $13.55 from $11.78, and the distribution of $0.3142 per share in capital gains.(1)

•                     For comparison, the Russell 3000 Index, a broad-based, unmanaged index of the 3,000 largest U.S. companies, which represents approximately 98% of the investable U.S. equity market, had a total return of 16.37% during the same period. The average return of funds in the Fund’s peer group, the Lipper Multi-Cap Core Funds Classification, was 14.50%.(2)

See pages 3 and 4 for more performance information, including after-tax returns.

Management Discussion

•                     In the first part of the fiscal year, mixed economic data, coupled with geopolitical uncertainty, kept investors on the sidelines. However, the second half of the year proved to be more encouraging, as a pause in interest rate hikes and a decline in energy prices brought relief to the equity markets. Healthy consumer trends, positive earnings and corporate mergers and acquisitions helped the broad equity markets. Capitalization and style trends remained intact, as average small-capitalization stocks led large-cap stocks and value stocks outperformed growth stocks over the one-year period ended October 31, 2006.

•                     In this environment, the Fund outperformed its benchmark, the Russell 3000 Index.(2) The Fund’s performance is a function of both the performance of the underlying Portfolios in which it invests, and its asset allocation among those Portfolios. The Fund benefited from its continued emphasis on small- and mid-cap securities through the taxmanaged small- and mid-cap Portfolios, as well as an overweight exposure to international securities, which on average outpaced domestic stock investments, through Tax-Managed International Equity Portfolio.

•                     Management initiated three allocation changes during the 12 months ended October 31, 2006. Collectively, the new allocation targets reflected management’s recognition of exceptional relative outperformance of small- and mid-capitalization stocks and the view that larger-capitalization investments had become increasingly attractive. Relative to the allocation at October 31, 2005, the new targets reflect an increase of approximately 5% to Tax-Managed International Equity Portfolio and 2.5% to Tax-Managed Growth Portfolio, and a decrease of approximately 3.0% from Tax-Managed Multi-Cap Opportunity Portfolio and 4.5% from Tax-Managed Mid-Cap Core Portfolio.(3)

•                     The decision to increase international and domestic large-cap growth exposure was beneficial. International investments (characterized by the MSCI EAFE Index) outperformed U.S. investments over the year period. Large-cap growth stocks (characterized by the Russell 1000 Growth Index) on average outperformed mid-cap and small-cap growth investments (Russell Mid-Cap Growth and Russell 2000 Growth Indices) from the time of the allocation change in April through October 31, 2006.(2) The Fund retained its emphasis on growth stocks over value during the year through emphasizing growth Portfolios. Management’s view remains positive on growth investments, particularly within the large-cap universe, due to attractive valuations and reasonable earnings growth projections.(2)

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)          These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

(2)          It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper Average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)          Asset allocation may not be representative of the Fund’s current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

•                     Returns among investment classes and styles continued to be unpredictable, which management believes validates the benefits of a strategy that continues to focus on broad diversification and systematic rebalancing. In allocating the Fund’s assets among the Eaton Vance Tax-Managed Portfolios, management continues to seek to maintain broad diversification and to emphasize market sectors that Eaton Vance believes offer relatively attractive risk-adjusted return prospects, based on its assessment of current and future market trends and conditions.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Current Allocations* By total net assets

Tax-Managed Growth	22.62%

Tax-Managed Value	22.14%

Tax-Managed International Equity	18.48%

Tax-Managed Multi-Cap Opportunity	14.76%

Tax-Managed Mid-Cap Core	11.06%

Tax-Managed Small-Cap Growth	6.98%

Tax-Managed Small-Cap Value	3.96%

*                    As a percentage of the Fund’s net assets as of October 31, 2006. Fund information may not be representative of the Fund’s current or future investments and may change due to active management. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-836-2414 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

2

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class B and Class C of the Fund with that of the Russell 3000 Index, a broad-based, unmanaged index of the 3,000 largest U.S. companies, which represents approximately 98% of the investable U.S. equity market. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class B and Class C and the Russell 3000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance *	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	18.96%	17.98%	18.01%
Life of Fund†	8.11%	7.34%	7.31%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	12.10%	12.98%	17.01%
Life of Fund†	6.75%	7.01%	7.31%

†Inception Dates – Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

*                    Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent a waiver of a portion of its investment adviser fee and an allocation of certain expenses to the administrator, the returns for certain periods would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

**Source: Thomson Financial. Investment operations commenced on 3/4/02. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Life of Fund
Return Before Taxes	18.96%	8.11%
Return After Taxes on Distributions	18.52%	8.03%
Return After Taxes on Distributions and Sale of Fund Shares	12.81%	7.01%

Returns at Public Offering Price (POP) (Class A)

	One Year	Life of Fund
Return Before Taxes	12.10%	6.75%
Return After Taxes on Distributions	11.69%	6.66%
Return After Taxes on Distributions and Sale of Fund Shares	8.33%	5.81%

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Life of Fund
Return Before Taxes	18.01%	7.31%
Return After Taxes on Distributions	17.56%	7.22%
Return After Taxes on Distributions and Sale of Fund Shares	12.21%	6.31%

Returns at Public Offering Price (POP) (Class C)

	One Year	Life of Fund
Return Before Taxes	17.01%	7.31%
Return After Taxes on Distributions	16.56%	7.22%
Return After Taxes on Distributions and Sale of Fund Shares	11.56%	6.31%

Average Annual Total Returns
(For the periods ended October 31, 2006)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Life of Fund
Return Before Taxes	17.98%	7.34%
Return After Taxes on Distributions	17.53%	7.25%
Return After Taxes on Distributions and Sale of Fund Shares	12.19%	6.33%

Returns at Public Offering Price (POP) (Class B)

	One Year	Life of Fund
Return Before Taxes	12.98%	7.01%
Return After Taxes on Distributions	12.53%	6.92%
Return After Taxes on Distributions and Sale of Fund Shares	8.94%	6.04%

Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge or applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no distributions were paid during that period, or because the taxable portion of distributions made during the period was insignificant. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares. Absent a waiver of a portion of its investment adviser fee and an allocation of certain expenses to the administrator, the returns for certain periods would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Tax-Managed Equity Asset Allocation Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$1,023.30	$7.14
Class B	$1,000.00	$1,018.80	$10.94
Class C	$1,000.00	$1,019.60	$10.94
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12
Class B	$1,000.00	$1,014.40	$10.92
Class C	$1,000.00	$1,014.40	$10.92

* Expenses are equal to the Fund's annualized expense ratio of 1.40% for Class A shares, 2.15% for Class B shares, and 2.15% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Tax-Managed Growth Portfolio, at value (identified cost, $113,383,532)	$136,012,567
Investment in Tax-Managed Value Portfolio, at value (identified cost, $94,055,965)	133,116,308
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $73,477,931)	111,138,641
Investment in Tax-Managed Multi-Cap Opportunity Portfolio, at value (identified cost, $67,309,474)	88,731,732
Investment in Tax-Managed Mid-Cap Core Portfolio, at value (identified cost, $52,057,359)	66,505,465
Investment in Tax-Managed Small-Cap Growth Portfolio, at value (identified cost, $36,990,259)	41,955,214
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $15,416,763)	23,831,567
Receivable for Fund shares sold	1,556,319
Total assets	$602,847,813
Liabilities
Payable for Fund shares redeemed	$867,040
Payable to affiliate for distribution and service fees	345,366
Payable to affiliate for administration fee	74,857
Payable to affiliate for investment adviser fee	55,914
Payable to affiliate for Trustees' fees	359
Other accrued expenses	199,883
Total liabilities	$1,543,419
Net Assets	$601,304,394
Sources of Net Assets
Paid-in capital	$431,985,965
Accumulated undistributed net realized gain from Portfolios (computed on the basis of identified cost)	18,850,321
Accumulated undistributed net investment income	1,867,897
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	148,600,211
Total	$601,304,394
Class A Shares
Net Assets	$247,710,116
Shares Outstanding	17,648,807
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$14.04
Maximum Offering Price Per Share (100 ÷ 94.25 of $14.04)	$14.90
Class B Shares
Net Assets	$139,585,740
Shares Outstanding	10,282,639
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.57
Class C Shares
Net Assets	$214,008,538
Shares Outstanding	15,794,438
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$13.55
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Dividends allocated from Portfolios (net of foreign taxes, $288,143)	$8,968,671
Interest allocated from Portfolios	636,208
Expenses allocated from Portfolios	(4,079,083)
Net investment income from Portfolios	$5,525,796
Expenses
Investment adviser fee	$558,727
Administration fee	795,801
Trustees' fees and expenses	3,775
Distribution and service fees Class A	523,218
Class B	1,343,109
Class C	1,869,359
Transfer and dividend disbursing agent fees	400,971
Legal and accounting services	73,039
Registration fees	67,184
Custodian fee	54,777
Printing and postage	53,011
Miscellaneous	10,003
Total expenses	$5,752,974
Net investment loss	$(227,178)
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$22,134,028
Securities sold short	(861,301)
Foreign currency transactions	(119,527)
Net realized gain	$21,153,200
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$65,249,074
Securities sold short	829,704
Foreign currency	6,867
Net change in unrealized appreciation (depreciation)	$66,085,645
Net realized and unrealized gain	$87,238,845
Net increase in net assets from operations	$87,011,667

See notes to financial statements

6

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment loss	$(227,178)	$(1,353,703)
Net realized gain from investment transactions,securities sold short and foreign currency transactions	21,153,200	13,849,915
Net change in unrealized appreciation (depreciation) of investments, securities sold short and foreign currency	66,085,645	31,888,236
Net increase in net assets from operations	$87,011,667	$44,384,448
Distributions to shareholders — From net realized gain Class A	$(4,516,935)	$—
Class B	(3,269,325)	—
Class C	(4,277,799)	—
Total distributions to shareholders	$(12,064,059)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$65,245,218	$42,975,393
Class B	17,625,159	20,001,051
Class C	49,334,856	37,613,007
Net asset value of shares issued to shareholders in payment of distributions declared Class A	3,962,987	—
Class B	2,809,766	—
Class C	3,313,882	—
Cost of shares redeemed Class A	(28,203,263)	(26,271,557)
Class B	(16,417,077)	(16,721,504)
Class C	(22,588,349)	(19,027,014)
Net asset value of shares exchanged Class A	6,419,182	1,863,233
Class B	(6,419,182)	(1,863,233)
Net increase in net assets from Fund share transactions	$75,083,179	$38,569,376
Net increase in net assets	$150,030,787	$82,953,824
Net Assets
At beginning of year	$451,273,607	$368,319,783
At end of year	$601,304,394	$451,273,607
Accumulated undistributed net investment income included in net assets
At end of year	$1,867,897	$762,518

See notes to financial statements

7

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,					Period Ended
	2006	2005	2004		2003	October 31, 2002(1)
Net asset value — Beginning of year	$12.100	$10.790	$9.930		$8.190	$10.000
Income (loss) from operations
Net investment income (loss)(2)	$0.053	$0.018	$0.002		$(0.012)	$(0.024)
Net realized and unrealized gain (loss)	2.201	1.292	0.858		1.752	(1.786)
Total income (loss) from operations	$2.254	$1.310	$0.860		$1.740	$(1.810)
Less Distributions
From net realized gain	$(0.314)	$—	$—		$—	$—
Total distributions	$(0.314)	$—	$—		$—	$—
Net asset value — End of year	$14.040	$12.100	$10.790		$9.930	$8.190
Total Return(3)	18.96%	12.14%	8.66	%(4)	21.25%	(18.10)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$247,710	$169,704	$134,070		$82,868	$38,528
Ratios (As a percentage of average daily net assets):
Expenses(5)(6)	1.40%	1.43%	1.46%		1.52%	1.55	%(7)
Net investment income (loss)	0.41%	0.15%	0.02%		(0.14)%	(0.43	)%(7)
Portfolio Turnover of the Tax-Managed Growth Portfolio	1%	1%	4%		19%	21%
Portfolio Turnover of the Tax-Managed Value Portfolio	26%	40%	44%		76%	213%
Portfolio Turnover of the Tax-Managed International Equity Portfolio	25%	39%	62%		100%	128%
Portfolio Turnover of the Tax-Managed Multi-Cap Opportunity Portfolio	181%	217%	239%		224%	225%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio	55%	53%	42%		50%	13%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio	99%	223%	282%		248%	131%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio	49%	24%	12%		21%	5%

(1)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(2)  Net investment income (loss) per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  The effect of the net increase from payments by affiliate and net gains (losses) realized through the Fund's investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01%, 0.01% and 0.22% for 2005, 2004 and 2002, respectively).

(7)  Annualized.

See notes to financial statements

8

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,					Period Ended
	2006	2005	2004		2003	October 31, 2002(1)
Net asset value — Beginning of year	$11.800	$10.600	$9.830		$8.170	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.042)	$(0.068)	$(0.076)		$(0.077)	$(0.065)
Net realized and unrealized gain (loss)	2.126	1.268	0.846		1.737	(1.765)
Total income (loss) from operations	$2.084	$1.200	$0.770		$1.660	$(1.830)
Less Distributions
From net realized gain	$(0.314)	$—	$—		$—	$—
Total distributions	$(0.314)	$—	$—		$—	$—
Net asset value — End of year	$13.570	$11.800	$10.600		$9.830	$8.170
Total Return(3)	17.98%	11.32%	7.83	%(4)	20.32%	(18.30)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$139,586	$123,431	$109,471		$79,854	$31,101
Ratios (As a percentage of average daily net assets):
Expenses(5)(6)	2.15%	2.18%	2.21%		2.27%	2.30	%(7)
Net investment loss	(0.33)%	(0.59)%	(0.73)%		(0.88)%	(1.17	)%(7)
Portfolio Turnover of the Tax-Managed Growth Portfolio	1%	1%	4%		19%	21%
Portfolio Turnover of the Tax-Managed Value Portfolio	26%	40%	44%		76%	213%
Portfolio Turnover of the Tax-Managed International Equity Portfolio	25%	39%	62%		100%	128%
Portfolio Turnover of the Tax-Managed Multi-Cap Opportunity Portfolio	181%	217%	239%		224%	225%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio	55%	53%	42%		50%	13%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio	99%	223%	282%		248%	131%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio	49%	24%	12%		21%	5%

(1)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  The effect of the net increase from payments by affiliate and net gains (losses) realized through the Fund's investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01%, 0.01% and 0.22% for 2005, 2004 and 2002, respectively).

(7)  Annualized.

See notes to financial statements

9

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,					Period Ended
	2006	2005	2004		2003	October 31, 2002(1)
Net asset value — Beginning of year	$11.780	$10.580	$9.810		$8.150	$10.000
Income (loss) from operations
Net investment loss(2)	$(0.043)	$(0.068)	$(0.076)		$(0.076)	$(0.065)
Net realized and unrealized gain (loss)	2.127	1.268	0.846		1.736	(1.785)
Total income (loss) from operations	$2.084	$1.200	$0.770		$1.660	$(1.850)
Less Distributions
From net realized gain	$(0.314)	$—	$—		$—	$—
Total distributions	$(0.314)	$—	$—		$—	$—
Net asset value — End of year	$13.550	$11.780	$10.580		$9.810	$8.150
Total Return(3)	18.01%	11.34%	7.85	%(4)	20.37%	(18.50)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$214,009	$158,138	$124,779		$85,040	$31,903
Ratios (As a percentage of average daily net assets):
Expenses(5)(6)	2.15%	2.18%	2.21%		2.27%	2.30	%(7)
Net investment loss	(0.34)%	(0.59)%	(0.73)%		(0.88)%	(1.17	)%(7)
Portfolio Turnover of the Tax-Managed Growth Portfolio	1%	1%	4%		19%	21%
Portfolio Turnover of the Tax-Managed Value Portfolio	26%	40%	44%		76%	213%
Portfolio Turnover of the Tax-Managed International Equity Portfolio	25%	39%	62%		100%	128%
Portfolio Turnover of the Tax-Managed Multi-Cap Opportunity Portfolio	181%	217%	239%		224%	225%
Portfolio Turnover of the Tax-Managed Mid-Cap Core Portfolio	55%	53%	42%		50%	13%
Portfolio Turnover of the Tax-Managed Small-Cap Growth Portfolio	99%	223%	282%		248%	131%
Portfolio Turnover of the Tax-Managed Small-Cap Value Portfolio	49%	24%	12%		21%	5%

(1)  For the period from the start of business, March 4, 2002, to October 31, 2002.

(2)  Net investment loss per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  The effect of the net increase from payments by affiliate and net gains (losses) realized through the Fund's investment in Tax-Managed Small-Cap Growth Portfolio (the Portfolio) on the disposal of investments purchased which did not meet the Portfolio's investment guidelines amounted to less than $0.01 per share and had no effect on total return for the year ended October 31, 2004.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01%, 0.01% and 0.22% for 2005, 2004 and 2002, respectively).

(7)  Annualized.

See notes to financial statements

10

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in the following seven tax-managed equity portfolios managed by Eaton Vance or its affiliates: Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Opportunity Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Growth Portfolio and Tax-Managed Small-Cap Value Portfolio (the Portfolios). Each Portfolio is organized as a New York Trust. The investment objectives and policies of the Portfolios together are the same as those of the Fund. The value of the Fund's investment in each Portfolio reflects the Fund's proportionate interest in the net assets of the Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Opportunity Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Growth Portfolio and Tax-Managed Small-Cap Value Portfolio (0.7%, 11.0%, 48.7%, 58.9%, 67.9%, 26.4% and 43.9%, respectively, at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations and supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolios for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

11

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any (reduced by available capital loss carryforwards from prior year, if any). Shareholders may reinvest all distributions in shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions paid for the years ended October 31, 2006 and the year ended October 31, 2005 was as follows:

	Year Ended October 31,
	2006	2005
Distributions declared from:
Long-Term Capital Gains	$12,064,059	—

During the year ended October 31, 2006, accumulated paid-in capital was decreased by $1,272,801, accumulated net investment income was increased by $1,332,557 and accumulated net realized gain was decreased by $59,756 primarily due to differences between book and tax accounting treatment of net investment income/losses, foreign currency gains and losses, passive foreign investment companies and real estate investment trusts. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed capital gain	$17,166,207
Unrealized appreciation	$146,470,047
Other temporary differences	$5,682,175

12

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2006	2005
Sales	4,978,140	3,682,231
Issued to shareholders electing to receive payments of distributions in Fund shares	317,801	—
Redemptions	(2,162,067)	(2,239,692)
Exchanges from Class B shares	490,894	157,175
Net increase	3,624,768	1,599,714
	Year Ended October 31,
Class B	2006	2005
Sales	1,386,326	1,754,278
Issued to shareholders electing to receive payments of distributions in Fund shares	231,447	—
Redemptions	(1,289,718)	(1,458,508)
Exchanges to Class A shares	(506,003)	(160,784)
Net increase (decrease)	(177,948)	134,986
	Year Ended October 31,
Class C	2006	2005
Sales	3,879,369	3,298,523
Issued to shareholders electing to receive payments of distributions in Fund shares	273,672	—
Redemptions	(1,784,560)	(1,663,691)
Net increase	2,368,481	1,634,832

4  Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 0.80% of average daily net assets of the Fund up to $500 million and at reduced rates as daily net assets exceed that level. The advisory fee payable by the Fund is reduced by the Fund's allocable portion of the advisory fees paid by the Portfolios in which it invests. For the year ended October 31, 2006, the Fund's advisory fee, including the Fund's allocated portion of the advisory fees paid by the Portfolios in which it invests, was 0.79% of the Fund's average daily net assets. The Fund's allocated portion of the advisory fees paid by the Portfolios totaled $3,671,485 for the year ended October 31, 2006. For the year ended October 31, 2006, the advisory fee paid directly by the Fund amounted to $558,727.

An administrative fee is earned by EVM for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2006, the administration fee amounted to $795,801.

Except for Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by EVM. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred. Certain officers and Trustees of the Fund and Portfolios are officers of the above organization.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. During the year ended October 31, 2006, EVM received $26,901 in sub-transfer agent fees.

The Fund was informed that EVD, a subsidiary of EVM and the Fund's principal underwriter, received $241,192, as its portion of the sales charge on sales of Class A for the year ended October 31, 2006.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $523,218 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (collectively, "the Plans"). The Class B and Class C Plans require the Fund to

13

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. Distribution fees paid or accrued for the year ended October 31, 2006 amounted to $335,777 and $467,340 for Class B and Class C shares, respectively. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $3,356,000 and $7,453,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2006 amounted to $1,007,332, and $1,402,019, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a CDSC up to 1% if redeemed within two years of purchase (depending upon the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $121, $232,000 and $12,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2006.

7  Investment Transactions

For the year ended October 31, 2006, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Tax-Managed Growth Portfolio	$17,666,327	$—
Tax-Managed Value Portfolio	28,577,148	11,645,089
Tax-Managed International Equity Portfolio	12,424,134	—
Tax-Managed Multi-Cap Opportunity Portfolio	2,051,195	6,741,763
Tax-Managed Mid-Cap Core Portfolio	10,816,570	1,526,899
Tax-Managed Small-Cap Growth Portfolio	5,493,358	—
Tax-Managed Small-Cap Value Portfolio	—	210,140

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB Statement of Financial Accounting Standards No. 157 (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2006, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and for the period from the start of business, March 4, 2002 to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and for the period from the start of business, March 4, 2002 to October 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

15

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of the long-term capital gains distribution.

Long-Term Capital Gains Distribution — The Fund designates $12,064,059 as long-term capital gains distribution.

16

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a

17

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Equity Asset Allocation Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the investment advisory agreements of the Tax-Managed Growth Portfolio, the Tax-Managed Mid-Cap Core Portfolio, the Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Opportunity Portfolio, Tax-Managed Small-Cap Growth Portfolio, Tax-Managed Small-Cap Value Portfolio and the Tax-Managed Value Portfolio (the "Portfolios"), the portfolios in which the Fund invests, each with Boston Management and Research ("BMR"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. In addition, the Special Committee concluded that each of the investment sub-advisory agreements between BMR and Atlanta Capital Management Company, LLC ("Atlanta Capital"), with respect to the Tax-Managed Mid-Cap Core Portfolio, between BMR and Eagle Global Advisors, L.L.C. ("Eagle"), with respect to the Tax-Managed International Equity Portfolio, and between BMR and Fox Asset Management LLC ("Fox"), with respect to the Tax-Managed Small-Cap Value Portfolio, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an "Adviser" herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates. Eagle, Fox and Atlanta Capital are referred to herein as the "Sub-advisers." Fox and Atlanta Capital are affiliates of EVM and BMR.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and each Portfolio and the sub-advisory agreements of the relevant Portfolio, the Board evaluated the nature, extent and quality of services provided to each Portfolio by BMR and to the relevant Portfolio by the Sub-adviser and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered BMR's and the Sub-advisers' management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. The Board specifically noted BMR's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management. The Board also considered the capabilities of each Sub-adviser.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

18

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices for the one- and three-year periods ended September 30, 2005 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees, including administrative fees, and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios, including the benefits of research services that may be available to BMR or the Sub-advisers as a result of securities transactions effected for the Portfolios and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, Eagle's profitability in managing the Tax-Managed International Equity Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add two new breakpoints for the Tax-Managed Value Portfolio with respect to assets that exceed $2 billion and $5 billion, and one new breakpoint for the Tax-Managed Growth Portfolio for assets over $25 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

19

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee(s)

James B. Hawkes 11/9/41	Trustee	Since 1991	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	170	Director of EVC

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee since 1986 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

20

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Since 1986	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

21

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge by calling 1-800-225-6265.

22

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Investment Adviser of Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Tax-Managed Equity Asset Allocation Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1299-12/06  TMEAASRC

Annual Report October 31, 2006

EATON VANCE
HIGH
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance High Income Fund as of October 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•       The Fund’s Class A shares had a total return of 11.04% for the year ended October 31, 2006.(1) This return resulted from an increase in net asset value per share (NAV) to $5.23 on October 31, 2006 from $5.10 on October 31, 2005, and the reinvestment of $0.413 in dividends.

•       The Fund’s Class B shares had a total return of 10.41% for the year ended October 31, 2006.(1) This return resulted from an increase in NAV to $5.22 on October 31, 2006 from $5.08 on October 31, 2005, and the reinvestment of $0.372 in dividends.

•       The Fund’s Class C shares had a total return of 10.41% for the year ended October 31, 2006.(1) This return resulted from an increase in NAV to $5.22 on October 31, 2006 from $5.08 on October 31, 2005, and the reinvestment of $0.372 in dividends. The Class C beginning NAV and certain dividends per share have been restated to reflect the effects of a stock split effective on November 11, 2005.

•       In comparison, the Merrill Lynch U.S. High Yield Master II Index – an unmanaged index of below-investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market–had a return of 10.34% for the year ended October 31, 2006.(2) The Fund’s peer group, the Lipper High Current Yield Funds Classification, had an average total return of 9.18% for the same period.(2)

•       Based on the Fund’s most recent dividends and NAVs on October 31, 2006 of $5.23 per share for Class A, $5.22 for Class B and $5.22 for Class C, the Fund’s distribution rates were 7.90%, 7.13% and 7.13%, respectively.(3) The SEC 30-day yields for Class A, Class B and Class C were 8.34%, 8.00% and 7.99%, respectively.(4)

Recent Fund Developments

•       The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund (the Portfolio). The high-yield market saw narrow spreads and record new issuance during the fiscal year. Technical conditions, which weakened at mid-year with the stock market decline, finished the year strongly, as large new offerings from merger and leveraged buyouts met strong demand. High-yield spreads, which fell as low as 299 basis points (2.99%) over Treasuries, were around 338 basis points (3.38%) at October 31, 2006. The market rallied in the final three months of the fiscal year, due in part to an infusion of investment from non-traditional investors, such as hedge funds and structured investment vehicles.

•       Amid narrow high-yield spreads, the Portfolio out-performed through the first nine months of the fiscal year, by paring its lower quality high-yield bonds and emphasizing shorter maturities. Excluding cash, the Portfolio had a duration of 3.22 years at October 31, 2006. Shorter maturity bonds and floating-rate notes fare better when spreads widen or interest rates rise.

•       Finance subsidiaries of auto companies were among the Portfolio’s leading performers, as they responded well to the prospect of company reorganizations. Health care, telecom and energy bonds were also strong contributors. Health care companies were helped by cost cuts and improving margins, while telecom providers enjoyed strong free cash flow and energy companies benefited from surging oil prices.(5)

•       In the final three months of the period, the Portfolio’s avoidance of speculative credits inhibited its ability to participate fully in the market rally. Homebuilders – pinched by a nationwide housing slump – were among the Portfolio’s least successful performers, although the Portfolio was helped on a relative basis by an underweighting in that industry.(5)

(1) These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

(2) It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.

(4) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(5) Portfolio investments may not be representative of the Portfolio’s current or future investments due to active management.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance High Income Fund as of October 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Merrill Lynch U.S. High Yield Master II Index, an unmanaged market index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B of the Fund and the Merrill Lynch U.S. High Yield Master II Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	11.04%	10.41%	10.41%
Five Years	N.A.	10.33	10.30
Ten Years	N.A.	6.06	6.01
Life of Fund†	8.43	7.51	6.55

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	5.86%	5.41%	9.41%
Five Years	N.A.	10.06	10.30
Ten Years	N.A.	6.06	6.01
Life of Fund†	6.46	7.51	6.55

†	Inception dates: Class A: 3/11/04; Class B: 8/19/86; Class C: 6/8/94

(1)

Average annual total returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com. .

Comparison of Change in Value of a $10,000 Investment in Eaton Vance High Income Fund Class B vs. the Merrill Lynch U.S. High Yield Master II Index*

October 31, 1996 – October 31, 2006

*    Sources: Thomson Financial; Bloomberg, L.P. Class B of the Fund commenced operations on 8/19/86.

A $10,000 hypothetical investment at net asset value in Class A on 3/11/04 and Class C on 10/31/96 of the Fund would have been valued at $12,384 and $17,928, respectively, on 10/31/06. A $10,000 hypothetical investment in Class A shares of the Fund at maximum offering price would have been valued at $11,797. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Portfolio Credit Quality Ratings(2)

By total investments

(2) Credit Quality ratings are those provided by Standard & Poor’s, a nationally recognized bond rating service. As a percentage of the Portfolio’s total investments as of October 31, 2006. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance High Income Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance High Income Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$1,044.90	$4.95
Class B	$1,000.00	$1,042.80	$8.80
Class C	$1,000.00	$1,042.80	$8.80
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.89
Class B	$1,000.00	$1,016.60	$8.69
Class C	$1,000.00	$1,016.60	$8.69

* Expenses are equal to the Fund's annualized expense ratio of 0.96% for Class A shares, 1.71% for Class B shares and 1.71% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 ( to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

3

Eaton Vance High Income Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in High Income Portfolio, at value (identified cost, $652,434,363)	$680,759,456
Receivable for Fund shares sold	1,235,308
Total assets	$681,994,764
Liabilities
Dividends payable	$2,484,246
Payable for Fund shares redeemed	1,355,840
Payable to affiliate for distribution and service fees	447,020
Payable to affiliate for Trustees' fees	282
Accrued expenses	177,271
Total liabilities	$4,464,659
Net Assets	$677,530,105
Sources of Net Assets
Paid-in capital	$1,042,392,009
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(390,702,751)
Accumulated distributions in excess of net investment income	(2,484,246)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	28,325,093
Total	$677,530,105
Class A Shares
Net Assets	$199,811,765
Shares Outstanding	38,190,220
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$5.23
Maximum Offering Price Per Share (100 ÷ 95.25 of $5.23)	$5.49
Class B Shares
Net Assets	$305,518,651
Shares Outstanding	58,540,106
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$5.22
Class C Shares
Net Assets	$172,199,689
Shares Outstanding	33,001,610
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$5.22
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest allocated from Portfolio	$58,508,030
Dividends allocated from Portfolio	510,490
Miscellaneous income allocated from Portfolio	1,292,915
Expenses allocated from Portfolio	(4,061,937)
Net investment income from Portfolio	$56,249,498
Expenses
Trustees' fees and expenses	$3,422
Distribution and service fees Class A	442,210
Class B	3,361,028
Class C	1,753,025
Transfer and dividend disbursing agent fees	636,850
Printing and postage	100,789
Registration fees	66,788
Custodian fee	35,658
Legal and accounting services	35,528
Miscellaneous	3,871
Total expenses	$6,439,169
Net investment income	$49,810,329
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain — Investment transactions (identified cost basis)	$16,304,968
Swap contracts	204,590
Foreign currency and forward foreign currency exchange contract transactions	14,905
Net realized gain	$16,524,463
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$3,227,387
Swap contracts	(116,047)
Foreign currency and forward foreign currency exchange contracts	34,024
Net change in unrealized appreciation (depreciation)	$3,145,364
Net realized and unrealized gain	$19,669,827
Net increase in net assets from operations	$69,480,156

See notes to financial statements

4

Eaton Vance High Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$49,810,329	$57,060,141
Net realized gain from investments, swap contracts, foreign currency and forward foreign currency exchange contract transactions	16,524,463	18,266,672
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	3,145,364	(32,814,917)
Net increase in net assets from operations	$69,480,156	$42,511,896
Distributions to shareholders — From net investment income Class A	$(14,147,508)	$(12,730,268)
Class B	(24,307,320)	(30,883,089)
Class C	(12,679,760)	(15,750,677)
Total distributions to shareholders	$(51,134,588)	$(59,364,034)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$33,549,505	$26,164,140
Class B	16,275,549	23,213,445
Class C	27,908,844	32,396,910
Net asset value of shares issued to shareholders in payment of distributions declared Class A	5,740,369	5,227,870
Class B	10,193,029	13,457,467
Class C	5,185,071	6,751,299
Cost of shares redeemed Class A	(30,098,777)	(33,057,651)
Class B	(79,092,598)	(112,454,552)
Class C	(54,096,757)	(85,450,104)
Net asset value of shares exchanged Class A	20,770,613	20,572,317
Class B	(20,770,613)	(20,572,317)
Redemption Fees	4,435	8,009
Net decrease in net assets from Fund share transactions	$(64,431,330)	$(123,743,167)
Net decrease in net assets	$(46,085,762)	$(140,595,305)
Net Assets
At beginning of year	$723,615,867	$864,211,172
At end of year	$677,530,105	$723,615,867
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(2,484,246)	$(2,716,717)

See notes to financial statements

5

Eaton Vance High Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)(2)
Net asset value — Beginning of year	$5.100	$5.210	$5.230
Income (loss) from operations
Net investment income	$0.401	$0.402	$0.262
Net realized and unrealized gain (loss)	0.142	(0.095)	(0.001)
Total income from operations	$0.543	$0.307	$0.261
Less distributions
From net investment income	$(0.413)	$(0.417)	$(0.281)
Total distributions	$(0.413)	$(0.417)	$(0.281)
Redemption fees	$0.000 (3)	$0.000 (3)	$0.000	(3)
Net asset value — End of period	$5.230	$5.100	$5.210
Total Return(4)	11.04%	6.01%	5.20%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$199,812	$165,125	$150,042
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	0.97%	0.97%	0.96	%(6)
Expenses after custodian fee reduction(5)	0.97%	0.97%	0.96	%(6)
Net investment income	7.77%	7.70%	7.98	%(6)
Portfolio Turnover of the Portfolio	62%	62%	80%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the commencement of offering of Class A shares, March 11, 2004, to October 31, 2004.

(3)  Amounts represent less than $0.0005.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.
Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements

6

Eaton Vance High Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2006(1)	2005(1)		2004(1)	2003	2002(2)
Net asset value — Beginning of year	$5.080	$5.200		$5.050	$4.150	$4.860
Income (loss) from operations
Net investment income	$0.363	$0.363		$0.392	$0.416	$0.431
Net realized and unrealized gain (loss)	0.149	(0.106)		0.169	0.904	(0.672)
Total income (loss) from operations	$0.512	$0.257		$0.561	$1.320	$(0.241)
Less distributions
From net investment income	$(0.372)	$(0.377)		$(0.411)	$(0.420)	$(0.429)
From tax return of capital	—	—		—	—	(0.040)
Total distributions	$(0.372)	$(0.377)		$(0.411)	$(0.420)	$(0.469)
Redemption fees	$0.000 (3)	$0.000	(3)	$0.000 (3)	$—	$—
Net asset value — End of year	$5.220	$5.080		$5.200	$5.050	$4.150
Total Return(4)	10.41%	5.34	%(5)	11.55%	33.26%	(5.46)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$305,519	$370,036		$474,861	$662,381	$530,326
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.72%	1.72%		1.71%	1.80%	1.79%
Expenses after custodian fee reduction(6)	1.72%	1.72%		1.71%	1.80%	1.79%
Net investment income	7.05%	6.95%		7.60%	8.96%	9.30%
Portfolio Turnover of the Portfolio	62%	62%		80%	122%	88%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investement income per share by $0.010, decrease net realized and unrealized losses per share by $0.010 and decrease the ratio of net investment income to average net assets from 9.52% to 9.30%. Per-share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(3)  Amounts represent less than $0.0005.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total return reflects an increase of 0.33% due to a change in the timing of the payment and reinvestment of distributions.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

7

Eaton Vance High Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2006(1)(2)	2005(1)(2)		2004(1)(2)	2003(2)	2002(2)(3)
Net asset value — Beginning of year	$5.080	$5.200		$5.050	$4.150	$4.850
Income (loss) from operations
Net investment income	$0.363	$0.363		$0.389	$0.417	$0.429
Net realized and unrealized gain (loss)	0.149	(0.107)		0.171	0.903	(0.660)
Total income (loss) from operations	$0.512	$0.256		$0.560	$1.320	$(0.231)
Less distributions
From net investment income	$(0.372)	$(0.376)		$(0.410)	$(0.420)	$(0.433)
From tax return of capital	—	—		—	—	(0.036)
Total distributions	$(0.372)	$(0.376)		$(0.410)	$(0.420)	$(0.469)
Redemption fees	0.000 (4)	$0.000	(4)	$0.000 (4)	$—	$—
Net asset value — End of year	$5.220	$5.080		$5.200	$5.050	$4.150
Total Return(5)	10.41%	5.32	%(6)	11.38%	33.24%	(5.37)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$172,200	$188,454		$239,308	$281,103	$195,037
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(7)	1.72%	1.72%		1.71%	1.80%	1.79%
Expenses after custodian fee reduction(7)	1.72%	1.72%		1.71%	1.80%	1.79%
Net investment income	7.05%	6.96%		7.56%	8.93%	9.28%
Portfolio Turnover of the Portfolio	62%	62%		80%	122%	88%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.3204633-for-1 stock split effective on November 11, 2005.

(3)  The Fund, through its investment in the Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investement income per share by $0.010, decrease net realized and unrealized losses per share by $0.010 and decrease the ratio of net investment income to average net assets from 9.50% to 9.28%. Per-share data and ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(4)  Amounts represent less than $0.0005.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Total return reflects an increase of 0.20% due to a change in the timing of the payment and reinvestment of distributions.

(7)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance High Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance High Income Fund (the Fund) is a series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase and assess a redemption fee of 1% for shares redeemed or exchanged within 90 days of the settlement of the purchase. Class B shares and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the High Income Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (62.6% at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryforward of $385,510,998, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2008 ($6,464,837), October 31, 2009 ($235,765,703), and October 31, 2010 ($143,280,458), respectively. During the year ended October 31, 2006, capital loss carryovers in the amount of $14,398,632 expired or were utilized to offset net realized gains.

D  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9

Eaton Vance High Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

G  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

H  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

I  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of the purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

2  Distributions to Shareholders

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Such daily dividends are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences relate primarily to the method for amortizing premiums.

The tax character of distributions declared for the years ended October 31, 2006 and October 31, 2005 was as follows:

	Year Ended October 31, 2006	Year Ended October 31, 2005
Distributions declared from:

Ordinary income	$51,134,588	$59,364,034

During the year ended October 31, 2006, accumulated distributions in excess of paid-in capital was increased by $989,003, distribution in excess of net investment income was decreased by $1,556,730 and accumulated net realized loss was increased by $2,545,733 primarily due to differences between book and tax accounting for foreign currency gain/loss and accounting for swaps. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(385,510,998)
Unrealized appreciation	$23,133,340
Other temporary differences	$(2,484,246)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for wash sales, the timing of recognizing distributions to shareholders, and accounting for swaps.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2006	Year Ended October 31, 2005
Sales	10,492,618	5,007,428
Issued to shareholders electing to receive payments of distributions in Fund shares	1,109,833	1,003,044
Redemptions	(5,808,810)	(6,327,933)
Exchange from Class B shares	4,022,524	3,929,337
Net increase	9,816,165	3,611,876
Class B	Year Ended October 31, 2006	Year Ended October 31, 2005
Sales	3,159,504	4,446,355
Issued to shareholders electing to receive payments of distributions in Fund shares	1,976,003	2,584,766
Redemptions	(19,394,106)	(21,621,794)
Exchange to Class A shares	(4,029,508)	(3,937,314)
Net decrease	(18,288,107)	(18,527,987)

10

Eaton Vance High Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Class C	Year Ended October 31, 2006	Year Ended October 31, 2005(1)
Sales	5,414,798	6,223,895
Issued to shareholders electing to receive payments of distributions in Fund shares	1,005,116	1,297,087
Redemptions	(10,502,329)	(16,478,015)
Net decrease	(4,082,415)	(8,957,033)

(1) Transactions have been restated to reflect the effects of a 1.3204633-for-1 stock split effective on November 11, 2005.

Redemptions or exchanges of Class A shares made within 90 days of the settlement of the purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the year ended October 31, 2006 the Fund received redemption fees of $4,435 on Class A shares, which was less than $0.001 per share.

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2006, EVM earned $37,211 in sub-transfer agent fees. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $30,723 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2006.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $442,210 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $2,520,771 and $1,314,769 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $22,227,309 and $39,633,792 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2006 amounted to $840,257 and $438,256 for Class B and Class C shares, respectively.

Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Contingent Deferred Sales Charge

Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject 1% contingent deferred sales charge (CDSC) in the event of redemptions within 18 months of purchase. Prior to September 15,

11

Eaton Vance High Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

2006, Class A sales purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) were subject to a 1% CDSC if redeemed within 12 months of purchase. CDSC generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $2,212, $708,295 and $13,663 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the year ended October 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2006, aggregated $77,250,759 and $200,519,164, respectively.

8  Stock Split

On October 17, 2005, the Trustees of the Fund approved a 1.3204633-for-1 stock split for Class C shares, effective November 11, 2005. The stock split had no impact on the overall value of a shareholder's investment in the Fund.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12

Eaton Vance High Income Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2006, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance High Income Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

13

High Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 5.2%(1)
Security	Principal Amount	Value
Broadcasting — 0.9%
Hit Entertainment Inc., Term Loan, 10.83%. Maturing 2/5/13	$9,180,000	$9,271,800
		$9,271,800
Business Equipment and Services — 1.5%
Nielsen Finance, LLC, Term Loan, 8.19%, Maturing 8/9/13	$16,000,000	$16,076,256
		$16,076,256
Forest Products — 1.6%
Georgia Pacific Corp., Term Loan, 8.39%, Maturing 12/23/13	$16,800,000	$17,035,586
		$17,035,586
Gaming — 0.5%
BLB Worldwide Holdings, Term Loan, 9.70%, Maturing 6/30/12	$5,410,000	$5,487,769
		$5,487,769
Textiles / Apparel — 0.7%
Hanesbrands, Inc., Term Loan, 9.65%, Maturing 10/15/07	$8,100,000	$8,110,125
		$8,110,125
Total Senior, Floating Rate Interests (identified cost $55,440,816)		$55,981,536
Corporate Bonds & Notes — 87.9%
Security	Principal Amount (000's omitted)	Value
Aerospace — 0.3%
Argo Tech Corp., Sr. Notes, 9.25%, 6/1/11	$2,015	$2,100,637
DRS Technologies, Inc., Sr. Sub. Notes, 7.625%, 2/1/18	935	960,712
		$3,061,349
Air Transportation — 0.2%
Continental Airlines, 7.033%, 6/15/11	$2,054	$2,009,555
		$2,009,555

Security	Principal Amount (000's omitted)	Value
Automotive & Auto Parts — 6.2%
Altra Industrial Motion, Inc., 9.00%, 12/1/11	$2,675	$2,741,875
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13	1,230	1,199,250
Ford Motor Credit Co., 6.625%, 6/16/08	2,270	2,227,982
Ford Motor Credit Co., 7.375%, 10/28/09	9,280	9,038,813
Ford Motor Credit Co., 7.875%, 6/15/10	4,405	4,301,773
Ford Motor Credit Co., Sr. Notes, 9.875%, 8/10/11	8,445	8,734,587
Ford Motor Credit Co., Variable Rate, 8.466%, 11/2/07	11,690	11,855,250
General Motors Acceptance Corp., 5.125%, 5/9/08	2,325	2,284,264
General Motors Acceptance Corp., 5.85%, 1/14/09	1,140	1,124,564
General Motors Acceptance Corp., 7.00%, 2/1/12	470	473,705
General Motors Acceptance Corp., 8.00%, 11/1/31	10,250	11,013,328
Tenneco Automotive, Inc., Series B, 10.25%, 7/15/13	4,960	5,456,000
Tenneco Automotive, Inc., Sr. Sub. Notes, 8.625%, 11/15/14	2,965	3,002,062
TRW Automotive, Inc., Sr. Sub. Notes, 11.00%, 2/15/13	2,142	2,361,555
United Components, Inc., Sr. Sub. Notes, 9.375%, 6/15/13	1,670	1,695,050
Venture Holding Trust, Sr. Notes, 9.50%, 2/1/07(2)	3,811	19,055
		$67,529,113
Broadcasting — 1.7%
Rainbow National Services, LLC, Sr. Notes, 8.75%, 9/1/12(3)	$2,200	$2,323,750
Rainbow National Services, LLC, Sr. Sub. Debs., 10.375%, 9/1/14(3)	7,400	8,269,500
Sinclair Broadcast, 4.875%, 7/15/18	1,275	1,157,062
Sirius Satellite Radio, Sr. Notes, 9.625%, 8/1/13	6,180	6,056,400
XM Satellite Radio, Inc., 9.75%, 5/1/14	435	415,425
		$18,222,137
Brokers / Dealers / Investment Houses — 0.5%
Residential Capital Corp., Sub. Notes, Variable Rate, 7.204%, 4/17/09(3)	$5,710	$5,723,544
		$5,723,544
Building and Development — 0.5%
Mueller Group, Inc., Sr. Sub. Notes, 10.00%, 5/1/12	$1,745	$1,910,775
Mueller Holdings, Inc., Disc. Notes, 14.75%, (0.00% until 2009), 4/15/14	2,643	2,339,055
Stanley-Martin Co., 9.75%, 8/15/15	955	761,612
		$5,011,442

See notes to financial statements

14

High Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Building Materials — 3.2%
General Cable Corp., Sr. Notes, 9.50%, 11/15/10	$2,745	$2,937,150
Goodman Global Holdings, Inc., Sr. Notes, Variable Rate, 8.329%, 6/15/12	3,749	3,814,607
Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	745	776,662
Interline Brands, Inc., Sr. Sub. Notes, 8.125%, 6/15/14	1,555	1,597,762
Masonite Corp., Sr. Sub. Notes, 11.00%, 4/6/15(3)	3,500	3,167,500
Nortek, Inc., Sr. Sub. Notes, 8.50%, 9/1/14	10,505	10,084,800
Panolam Industries International, Sr. Sub. Notes, 10.75%, 10/1/13(3)	3,735	3,828,375
RMCC Acquisition Co., Sr. Sub. Notes, 10.00%, 11/1/12(3)	8,095	8,418,800
		$34,625,656
Business Equipment and Services — 0.3%
Affinion Group, Inc., 10.125%, 10/15/13	$1,125	$1,198,125
Affinion Group, Inc., 11.50%, 10/15/15	1,580	1,655,050
		$2,853,175
Cable / Satellite TV — 4.4%
Adelphia Communications, Sr. Notes, 10.25%, 11/1/06(2)	$3,555	$2,755,125
Adelphia Communications, Sr. Notes, Series B, 9.25%, 10/1/32(2)	7,585	5,878,375
Cablevision Systems Corp., Sr. Notes, Series B, Variable Rate, 9.87%, 4/1/09	4,810	5,062,525
CCH I, LLC/CCH I Capital Co., 11.00%, 10/1/15	1,080	1,046,250
CCO Holdings, LLC / CCO Capital Corp., Sr. Notes, 8.75%, 11/15/13	5,240	5,357,900
CSC Holdings, Inc., Series B, 8.125%, 8/15/09	1,505	1,559,556
CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07	15	15,244
CSC Holdings, Inc., Sr. Notes, 8.125%, 7/15/09	245	253,881
CSC Holdings, Inc., Sr. Notes, Series B, 7.625%, 4/1/11	205	207,819
Insight Communications, Sr. Disc. Notes, 12.25%, 2/15/11	16,840	17,808,300
Kabel Deutschland GMBH, 10.625%, 7/1/14(3)	3,065	3,329,356
Mediacom Broadband Corp., LLC, Sr. Notes, 8.50%, 10/15/15(3)	2,820	2,830,575
National Cable, PLC, 8.75%, 4/15/14	1,570	1,658,312
		$47,763,218

Security	Principal Amount (000's omitted)	Value
Chemicals — 4.4%
BCP Crystal Holdings Corp., Sr. Sub. Notes, 9.625%, 6/15/14	$3,783	$4,170,757
Crystal US Holdings / US Holdings 3, LLC, Sr. Disc. Notes, Series B, 10.50%, (0.00% until 2009) 10/1/14	3,465	2,927,925
Equistar Chemical, Sr. Notes, 10.625%, 5/1/11	5,205	5,595,375
IMC Global, Inc., Sr. Notes, 10.875%, 8/1/13	6,000	6,862,500
Ineos Group Holdings PLC, 8.50%, 2/15/16(3)	6,335	6,129,112
Koppers, Inc., 9.875%, 10/15/13	41	44,485
Lyondell Chemical Co., 11.125%, 7/15/12	1,170	1,272,375
Nova Chemicals Corp., Senior Notes, Variable Rate, 8.405%, 11/15/13	2,325	2,377,312
OM Group, Inc., 9.25%, 12/15/11	10,260	10,747,350
Polyone Corp., Sr. Notes, 8.875%, 5/1/12	730	744,600
Polyone Corp., Sr. Notes, 10.625%, 5/15/10	3,665	3,949,037
Reichhold Industries, Inc., Sr. Notes, 9.00%, 8/15/14(3)	1,545	1,545,000
Rockwood Specialties Group, Sr. Sub. Notes, 10.625%, 5/15/11	1,505	1,621,637
		$47,987,465
Conglomerates — 0.8%
Amsted Industries, Inc., Sr. Notes, 10.25%, 10/15/11(3)	$7,765	$8,386,200
		$8,386,200
Containers — 1.1%
Berry Plastics Holding Corp., 8.875%, 9/15/14(3)	$1,740	$1,766,100
Berry Plastics Holding Corp., Variable Rate, 9.265%, 9/15/14(3)	1,310	1,331,287
Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	3,855	3,488,775
Pliant Corp. (PIK), 11.85%, 6/15/09	5,115	5,581,545
		$12,167,707
Cosmetics / Toiletries — 0.2%
Jafra Cosmetics/Distribution, Sr. Sub. Notes, 10.75%, 5/15/11	$1,260	$1,359,225
Samsonite Corp., Sr. Sub. Notes, 8.875%, 6/1/11	1,305	1,373,512
		$2,732,737
Ecological Services and Equipment — 0.5%
Waste Services, Inc., Sr. Sub. Notes, 9.50%, 4/15/14	$5,390	$5,551,700
		$5,551,700

See notes to financial statements

15

High Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Energy — 6.6%
Allis-Chalmers Energy, Inc., Sr. Notes, 9.00%, 1/15/14(3)	$5,210	$5,223,025
Clayton Williams Energy, Inc., Sr. Notes, 7.75%, 8/1/13	1,450	1,344,875
Copano Energy, LLC, Sr. Notes, 8.125%, 3/1/16	805	823,112
El Paso Corp., Sr. Notes, 9.625%, 5/15/12	2,880	3,211,200
El Paso Production Holding Co., 7.75%, 6/1/13	630	648,900
Encore Acquisition Co., Sr. Sub. Notes, 7.25%, 12/1/17	1,870	1,809,225
Giant Industries, 8.00%, 5/15/14	2,845	3,093,937
Inergy L.P. / Finance, Sr. Notes, 6.875%, 12/15/14	4,700	4,570,750
Kinder Morgan Finance Co., 5.35%, 1/5/11	3,325	3,250,390
Northwest Pipeline Corp., 8.125%, 3/1/10	825	858,000
Ocean Rig Norway AS, Sr. Notes, 8.375%, 7/1/13(3)	2,315	2,451,006
Parker Drilling Co., Sr. Notes, 9.625%, 10/1/13	665	726,512
Petrobras International Finance Co., 7.75%, 9/15/14	670	746,045
Petrohawk Energy Corp., Sr. Notes, 9.125%, 7/15/13(3)	9,200	9,430,000
Premcor Refining Group, Sr. Notes, 9.50%, 2/1/13	5,035	5,471,212
Quicksilver Resources, Inc., 7.125%, 4/1/16	2,445	2,322,750
Ram Energy, Inc., Sr. Notes, 11.50%, 2/15/08	4,602	4,763,070
Semgroup L.P., Sr. Notes, 8.75%, 11/15/15(3)	6,330	6,409,125
Sesi, LLC, Sr. Notes, 6.875%, 6/1/14(3)	700	698,250
Southern Natural Gas, 8.875%, 3/15/10	1,200	1,266,592
Stewart & Stevenson, LLC, Sr. Notes, 10.00%, 7/15/14(3)	2,205	2,243,587
United Refining Co., Sr. Notes, 10.50%, 8/15/12	5,960	6,228,200
VeraSun Energy Corp., 9.875%, 12/15/12(3)	3,555	3,750,525
		$71,340,288
Entertainment / Film — 1.1%
AMC Entertainment, Inc., Sr. Sub. Notes, 9.875%, 2/1/12	$5,070	$5,266,462
AMC Entertainment, Inc., Variable Rate, 9.655%, 8/15/10	695	721,062
Marquee Holdings, Inc., Sr. Disc. Notes, 12.00%, (0.00% until 2009) 8/15/14	7,210	5,677,875
		$11,665,399
Food & Drug Retail — 1.3%
Rite Aid Corp., 6.125%, 12/15/08(3)	$10,300	$10,094,000
Rite Aid Corp., 8.125%, 5/1/10	3,495	3,547,425
		$13,641,425

Security	Principal Amount (000's omitted)	Value
Food Products — 0.1%
Nutro Products, Inc., Sr. Notes, Variable Rate, 9.40%, 10/15/13(3)	$915	$944,737
		$944,737
Food Service — 0.9%
Buffets, Inc., 12.50%, 11/1/14(3)	$2,595	$2,620,950
EPL Finance Corp., Sr. Notes, 11.75%, 11/15/13(3)	3,020	3,231,400
NPC International, Inc., Sr. Sub. Notes, 9.50%, 5/1/14(3)	4,045	4,115,787
		$9,968,137
Food / Beverage / Tobacco — 1.4%
ASG Consolidated, LLC / ASG Finance, Inc., Sr. Disc. Notes, 11.50%, (0.00% until 2008) 11/1/11	$6,270	$5,501,925
Pierre Foods, Inc., Sr. Sub. Notes, 9.875%, 7/15/12	3,900	3,997,500
Pinnacle Foods Holdings Corp., Sr. Sub. Notes, 8.25%, 12/1/13	6,060	6,105,450
		$15,604,875
Forest Products — 2.5%
Domtar, Inc., 7.125%, 8/1/15	$3,925	$3,768,000
Georgia-Pacific Corp., 9.50%, 12/1/11	5,330	5,823,025
JSG Funding PLC, Sr. Notes, 9.625%, 10/1/12	7,995	8,504,681
NewPage Corp., 10.00%, 5/1/12	5,060	5,325,650
NewPage Corp., Variable Rate, 11.739%, 5/1/12	1,655	1,795,675
Stone Container Corp., 7.375%, 7/15/14	2,630	2,429,462
		$27,646,493
Gaming — 6.9%
CCM Merger, Inc., 8.00%, 8/1/13(3)	$2,435	$2,358,906
Chukchansi EDA, Sr. Notes, Variable Rate, 8.78%, 11/15/12(3)	3,320	3,452,800
Eldorado Casino Shreveport (PIK), 10.00%, 8/1/12	990	944,983
Galaxy Entertainment Finance, 9.875%, 12/15/12(3)	5,505	5,849,062
Galaxy Entertainment Finance, Variable Rate, 10.42%, 12/15/10(3)	2,800	2,964,500
Greektown Holdings, LLC, Sr. Notes, 10.75%, 12/1/13(3)	2,385	2,534,062
Inn of the Mountain Gods, Sr. Notes, 12.00%, 11/15/10	3,920	4,214,000
Las Vegas Sands Corp., 6.375%, 2/15/15	3,340	3,156,300

See notes to financial statements

16

High Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Gaming (continued)
Majestic HoldCo, LLC, 12.50%, (0.00% until 2008) 10/15/11(3)	$1,620	$1,053,000
Majestic Star Casino, LLC, 9.50%, 10/15/10	2,040	2,070,600
Majestic Star Casino, LLC, 9.75%, 1/15/11	2,285	2,102,200
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	1,570	1,644,575
OED Corp./Diamond Jo, LLC, 8.75%, 4/15/12	5,725	5,746,469
San Pasqual Casino, 8.00%, 9/15/13(3)	3,740	3,833,500
Station Casinos, Inc., 7.75%, 8/15/16	1,465	1,512,612
Station Casinos, Inc., Sr. Notes, 6.00%, 4/1/12	1,100	1,054,625
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	15,550	15,297,312
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15	3,605	3,740,187
Turning Stone Resort Casinos, Sr. Notes, 9.125%, 9/15/14(3)	875	894,687
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/12(3)	9,837	10,476,405
		$74,900,785
Healthcare — 5.0%
Accellent, Inc., 10.50%, 12/1/13	$5,150	$5,407,500
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes, 10.00%, 2/15/15	4,860	5,236,650
CDRV Investors, Inc., Sr. Disc. Notes, 9.625%, (0.00% until 2010) 1/1/15	4,270	3,330,600
Encore Medical IHC, Inc., 9.75%, 10/1/12	3,230	3,641,825
HCA, Inc., 8.75%, 9/1/10	490	496,125
Inverness Medical Innovations, Inc., Sr. Sub. Notes, 8.75%, 2/15/12	3,715	3,677,850
Multiplan, Inc., Sr. Sub. Notes, 10.375%, 4/15/16(3)	3,275	3,291,375
National Mentor Holdings, Inc., Sr. Sub. Notes, 11.25%, 7/1/14(3)	2,230	2,352,650
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13	2,370	2,370,000
Service Corp. International, Sr. Notes, 7.625%, 10/1/18(3)	2,055	2,121,788
Service Corp. International, Sr. Notes, 8.00%, 6/15/17(3)	1,240	1,202,800
Triad Hospitals, Inc., Sr. Notes, 7.00%, 5/15/12	2,235	2,229,413
Triad Hospitals, Inc., Sr. Sub. Notes, 7.00%, 11/15/13	2,665	2,605,038
US Oncology, Inc., 9.00%, 8/15/12	2,665	2,774,931
US Oncology, Inc., 10.75%, 8/15/14	6,350	7,016,750
VWR International, Inc., Sr. Sub. Notes, 8.00%, 4/15/14	6,215	6,416,988
		$54,172,283

Security	Principal Amount (000's omitted)	Value
Home Furnishings — 0.2%
Steinway Musical Instruments, Sr. Notes, 7.00%, 3/1/14(3)	$1,855	$1,827,175
		$1,827,175
Hotel — 0.2%
Host Hotels & Resorts L.P., Sr. Notes, 6.875%, 11/1/14(3)	$2,150	$2,166,125
		$2,166,125
Industrial Equipment — 2.3%
Case New Holland, Inc., Sr. Notes, 7.125%, 3/1/14	$6,965	$7,052,063
Case New Holland, Inc., Sr. Notes, 9.25%, 8/1/11	5,575	5,944,344
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15(3)	2,370	2,488,500
Dresser, Inc., 10.125%, 4/15/11	8,975	9,356,438
Manitowoc Co., Inc. (The), 10.50%, 8/1/12	589	639,065
		$25,480,410
Leisure — 3.2%
HRP Myrtle Beach Capital Corp., Sr. Notes, (PIK), 14.50%, 4/1/14(3)	$2,551	$2,697,999
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., 12.50%, 4/1/13(3)	2,315	2,320,788
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate, 10.12%, 4/1/12(3)	3,985	3,994,963
Six Flags Theme Parks, Inc., Sr. Notes, 9.625%, 6/1/14	5,295	4,871,400
Universal City Developement Partners, Sr. Notes, 11.75%, 4/1/10	10,675	11,555,688
Universal City Florida Holdings, Sr. Notes, Variable Rate, 10.239%, 5/1/10	9,385	9,701,744
		$35,142,582
Leisure Goods / Activities / Movies — 0.2%
Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	$1,875	$1,781,250
		$1,781,250
Metals / Mining — 0.8%
Alpha Natural Resources, Sr. Notes, 10.00%, 6/1/12	$1,665	$1,798,200
FMG Finance PTY, Ltd., 10.625%, 9/1/16(3)	2,205	2,182,950
Novelis, Inc., Sr. Notes, 8.25%, 2/15/15(3)	5,040	4,838,400
		$8,819,550

See notes to financial statements

17

High Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Publishing / Printing — 2.2%
American Media Operations, Inc., Series B, 10.25%, 5/1/09	$6,219	$5,923,598
CBD Media, Inc., Sr. Sub. Notes, 8.625%, 6/1/11	1,615	1,625,094
Dex Media West, LLC, Sr. Sub. Notes, 9.875%, 8/15/13	740	807,525
Houghton Mifflin Co., Sr. Sub. Notes, 9.875%, 2/1/13	6,950	7,479,938
MediaNews Group, Inc., Sr. Sub. Notes, 6.875%, 10/1/13	1,135	1,059,806
R.H. Donnelley Corp., Sr. Disc. Notes, 6.875%, 1/15/13	2,480	2,346,700
R.H. Donnelley Corp., Sr. Disc. Notes, 6.875%, 1/15/13	4,470	4,229,738
		$23,472,399
Radio and Television — 3.3%
Advanstar Communications, Inc., 10.75%, 8/15/10	$8,960	$9,688,000
CanWest Media, Inc., 8.00%, 9/15/12	19,508	19,824,851
Lamar Media Corp., Sr. Sub. Notes, 6.625%, 8/15/15(3)	1,535	1,485,113
LBI Media, Inc., 10.125%, 7/15/12	2,020	2,158,875
LBI Media, Inc., Sr. Disc. Notes, 11.00%, (0.00% until 2008), 10/15/13	2,760	2,349,450
		$35,506,289
Railroad — 0.9%
Kansas City Southern Railway, 9.50%, 10/1/08	$1,095	$1,156,594
TFM SA de C.V., Sr. Notes, 9.375%, 5/1/12	6,050	6,488,625
TFM SA de C.V., Sr. Notes, 12.50%, 6/15/12	1,830	2,013,000
		$9,658,219
Services — 3.9%
Education Management, LLC, Sr. Notes, 8.75%, 6/1/14(3)	$3,235	$3,332,050
Education Management, LLC, Sr. Sub. Notes, 10.25%, 6/1/16(3)	4,495	4,686,038
Hertz Corp., Sr. Sub. Notes, 8.875%, 1/1/14(3)	6,240	6,552,000
Hydrochem Industrial Services, Inc., Sr. Sub Notes, 9.25%, 2/15/13(3)	1,220	1,216,950
Knowledge Learning Center, Sr. Sub. Notes, 7.75%, 2/1/15(3)	2,545	2,424,113
Muzak, LLC/Muzak Finance, Sr. Notes, 10.00%, 2/15/09	2,640	2,392,500

Security	Principal Amount (000's omitted)	Value
Services (continued)
Norcross Safety Products, LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B, 9.875%, 8/15/11	$5,555	$5,916,075
Safety Products Holdings, Inc., Sr. Notes (PIK), 11.75%, 1/1/12(3)	4,410	4,611,070
United Rentals North America, Inc., 6.50%, 2/15/12	5,765	5,649,700
West Corp., Sr. Notes, 9.50%, 10/15/14(3)	5,400	5,413,500
West Corp., Sr. Sub. Notes, 11.00%, 10/15/16(3)	650	654,875
		$42,848,871
Steel — 1.0%
AK Steel Corp., 7.875%, 2/15/09	$2,615	$2,637,881
Ispat Inland ULC, Sr. Notes, 9.75%, 4/1/14	2,915	3,269,184
RathGibson, Inc., Sr. Notes, 11.25%, 2/15/14(3)	5,020	5,245,900
		$11,152,965
Super Retail — 3.9%
Autonation, Inc., Variable Rate, 7.374%, 4/15/13	$1,595	$1,614,938
Bon-Ton Department Stores, Inc., 10.25%, 3/15/14	3,675	3,743,906
GameStop Corp., 8.00%, 10/1/12	15,065	15,705,263
GameStop Corp., Variable Rate, 9.247%, 10/1/11	4,515	4,718,175
General Nutrition Centers, Inc., 8.625%, 1/15/11	1,150	1,193,125
Michaels Stores, Inc., Sr. Notes,10.00%, 11/1/14(3)	2,585	2,604,388
Michaels Stores, Inc., Sr. Sub. Notes, 11.375%, 11/1/16(3)	2,160	2,178,900
Neiman Marcus Group, Inc., 9.00%, 10/15/15	5,790	6,238,725
Neiman Marcus Group, Inc., 10.375%, 10/15/15	3,700	4,065,375
Toys "R" Us, 7.375%, 10/15/18	1,100	827,750
		$42,890,545
Surface Transport — 0.4%
H-Lines Finance Holding Corp., Sr. Disc. Notes, 11.00%, (0.00% until 2008) 4/1/13	$1,785	$1,619,888
Horizon Lines, LLC, 9.00%, 11/1/12	2,837	2,978,850
		$4,598,738
Technology — 2.7%
Activant Solutions, Inc., 9.50%, 5/1/16(3)	$1,130	$1,056,550
Avago Technologies Finance, Sr. Notes, 10.125%, 12/1/13(3)	1,555	1,656,075
CPI Holdco, Inc., Sr. Notes, Variable Rate, 11.298%, 2/1/15	1,545	1,614,525

See notes to financial statements

18

High Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Technology (continued)
NXP BV/NXP Funding, LLC, Sr. Notes, 9.50%, 10/15/15(3)	$5,400	$5,474,250
Sungard Data Systems, Inc., 9.125%, 8/15/13	3,375	3,518,438
Sungard Data Systems, Inc., 10.25%, 8/15/15	640	673,600
Sungard Data Systems, Inc., Variable Rate, 9.973%, 8/15/13	1,170	1,222,650
UGS Corp., 10.00%, 6/1/12	12,660	13,736,100
		$28,952,188
Telecommunications — 6.1%
Centennial Cellular Operating Co./Centennial Communication Corp., Sr. Notes, 10.125%, 6/15/13	$4,105	$4,423,138
Digicel Ltd., Sr. Notes, 9.25%, 9/1/12(3)	3,475	3,622,688
Intelsat Bermuda Ltd., 9.25%, 6/15/16(3)	3,770	4,043,325
Intelsat Bermuda Ltd., Sr. Notes, Variable Rate, 10.484%, 1/15/12	7,410	7,548,938
Intelsat Ltd., Sr. Notes, 5.25%, 11/1/08	15,905	15,467,613
IWO Holdings, Inc., 14.00%, 1/15/11(2)	7,490	0
IWO Holdings, Inc., Variable Rate, 9.124%, 1/15/12	675	693,563
Qwest Capital Funding, Inc., 7.00%, 8/3/09	1,265	1,285,556
Qwest Communications International, Inc., 7.50%, 2/15/14	7,810	8,005,250
Qwest Communications International, Inc., Sr. Notes, 7.50%, 11/1/08	710	724,200
Qwest Corp., Sr. Notes, 7.625%, 6/15/15	2,510	2,654,325
Qwest Corp., Sr. Notes, Variable Rate, 8.64%, 6/15/13	685	741,513
Rogers Wireless, Inc., Sr. Sub. Notes, 8.00%, 12/15/12	380	403,750
Rogers Wireless, Inc., Variable Rate, 8.515%, 12/15/10	3,870	3,961,913
Telemig Celular SA/Amazonia Celular SA, 8.75%, 1/20/09(3)	2,030	2,139,113
U.S. West Communications, Debs., 7.20%, 11/10/26	585	574,031
UbiquiTel Operating Co., Sr. Notes, 9.875%, 3/1/11	5,915	6,432,563
Windstream Corp., Sr. Notes, 8.125%, 8/1/13(3)	3,325	3,566,063
		$66,287,542
Textiles / Apparel — 3.8%
Levi Strauss & Co., Sr. Notes, 8.875%, 4/1/16	$4,405	$4,548,163
Levi Strauss & Co., Sr. Notes, 9.75%, 1/15/15	1,110	1,182,150
Levi Strauss & Co., Sr. Notes, 12.25%, 12/15/12	11,260	12,611,200
Levi Strauss & Co., Sr. Notes, Variable Rate, 10.122%, 4/1/12	5,320	5,512,850
Oxford Industries, Inc., Sr. Notes, 8.875%, 6/1/11	8,555	8,822,344

Security	Principal Amount (000's omitted)	Value
Textiles / Apparel (continued)
Perry Ellis International, Inc., Sr. Sub. Notes, 8.875%, 9/15/13	$3,650	$3,677,375
Phillips Van-Heusen, Sr. Notes, 7.25%, 2/15/11	1,350	1,366,875
Phillips Van-Heusen, Sr. Notes, 8.125%, 5/1/13	3,615	3,786,713
		$41,507,670
Utilities — 2.7%
AES Corp., Sr. Notes, 8.75%, 5/15/13(3)	$2,030	$2,189,863
AES Corp., Sr. Notes, 8.875%, 2/15/11	457	493,560
AES Corp., Sr. Notes, 9.00%, 5/15/15(3)	1,585	1,713,781
AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	2,434	2,666,807
Dynegy Holdings, Inc., 8.375%, 5/1/16	2,320	2,395,400
Mission Energy Holding Co., 13.50%, 7/15/08	3,895	4,362,400
NGC Corp., 7.625%, 10/15/26	3,205	2,996,675
NRG Energy, Inc., 7.25%, 2/1/14	1,550	1,571,313
NRG Energy, Inc., Sr. Notes, 7.375%, 2/1/16	2,145	2,174,494
Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10	6,490	7,398,600
Reliant Energy, Inc., 9.25%, 7/15/10	1,875	1,950,000
		$29,912,893
Total Corporate Bonds & Notes (identified cost $927,282,715)		$955,514,831
Convertible Bonds — 0.6%
Security	Principal Amount (000's omitted)	Value
Aerospace — 0.4%
L-3 Communications Corp., 3.00%, 8/1/35(3)	$3,890	$4,050,462
		$4,050,462
Broadcasting — 0.2%
XM Satellite Radio Holdings, Inc., 1.75%, 12/1/09	$1,185	$970,219
XM Satellite Radio, Inc., 1.75%, 12/1/09(3)	2,450	2,005,938
		$2,976,157
Total Convertible Bonds (identified cost, $7,506,207)		$7,026,619

See notes to financial statements

19

High Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Common Stocks — 0.9%
Security	Shares	Value
Food Service — 0.0%
New World Restaurant Group, Inc.(5)	633	$5,064
		$5,064
Gaming — 0.8%
Shreveport Gaming Holdings, Inc.(4)(5)	6,014	$107,350
Trump Entertainment Resorts, Inc.(5)	409,960	8,334,487
		$8,441,837
Healthcare — 0.1%
Triad Hospitals, Inc.(5)	38,152	$1,412,768
		$1,412,768
Leisure — 0.0%
HRP, Class B(5)	2,375	$24
		$24
Total Common Stocks (identified cost $6,610,655)		$9,859,693
Convertible Preferred Stocks — 1.4%
Security	Shares	Value
Energy — 0.7%
Chesapeake Energy Corp., 4.50%	61,160	$6,130,067
Chesapeake Energy Corp., 5.00%(3)	14,401	1,569,709
		$7,699,776
Telecommunications — 0.7%
Crown Castle International Corp., (PIK)	138,027	$7,643,245
		$7,643,245
Total Convertible Preferred Stocks (identified cost $13,591,828)		$15,343,021

Miscellaneous — 0.0%
Security	Shares	Value
Utilities — 0.0%
Mirant Corp., Escrow Certificate(3)	1,440,000	$21,269
Mirant Corp., Escrow Certificate(6)	3,200,000	40,000
		$61,269
Total Miscellaneous (identified cost $0)		$61,269
Warrants — 0.3%
Security	Shares	Value
Consumer Products — 0.0%
HF Holdings, Inc., Exp. 9/27/09(4)(5)	13,600	$0
		$0
Gaming — 0.0%
Peninsula Gaming LLC, Convertible Preferred Membership Interests(4)(5)(6)	25,351	$152,107
		$152,107
Technology — 0.0%
ASAT Finance, Exp. 11/1/06(3)(4)(5)	5,660	$57
		$57
Telecommunications — 0.3%
American Tower Corp., Exp. 8/1/08(3)(5)	5,070	$2,581,641
		$2,581,641
Total Warrants (identified cost $1,070,114)		$2,733,805

See notes to financial statements

20

High Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Short-Term Investments — 1.8%
Security	Principal Amount (000's omitted)	Value
Societe Generale Time Deposit, 5.31%, 11/1/06	$19,643	$19,643,000
Total Short-Term Investments (at amortized cost, $19,643,000)		$19,643,000
Total Investments — 98.1% (identified cost $1,031,145,335)		$1,066,163,774
Other Assets, Less Liabilities — 1.9% excluding securities sold short — 1.9%		$21,160,702 $21,160,702
Net Assets — 100.0%		$1,087,324,476

PIK - Payment In Kind.

Note: The Portfolio has made commitments to fund specified amounts under certain existing credit arrangements. Pursuant to the terms of these arrangements, the Portfolio had unfunded loan commitments of $24,350,000 as of October 31, 2006.

(1)  Senior floating-rate loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Defaulted security.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the aggregate value of the securities is $252,999,794 or 23.3% of the Fund's net assets.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  Non-income producing security.

(6)  Restricted security.

See notes to financial statements

21

High Income Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $1,031,145,335)	$1,066,163,774
Cash	1,792,060
Receivable for investments sold	4,468,812
Interest and dividends receivable	22,755,773
Receivable for open swap contracts	79,544
Total assets	$1,095,259,963
Liabilities
Payable for investments purchased	$7,297,040
Payable to affiliate for investment advisory fees	483,516
Payable to affiliate for Trustees' fees	2,138
Accrued expenses	152,793
Total liabilities	$7,935,487
Net Assets applicable to investors' interest in Portfolio	$1,087,324,476
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,052,226,493
Net unrealized appreciation (computed on the basis of identified cost)	35,097,983
Total	$1,087,324,476

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest	$92,025,269
Dividends	804,321
Miscellaneous	2,023,098
Total investment income	$94,852,688
Expenses
Investment adviser fee	$5,856,825
Trustees' fees and expenses	26,014
Custodian fee	321,840
Legal and accounting services	135,006
Miscellaneous	50,905
Total expenses	$6,390,590
Net investment income	$88,462,098
Realized and Unrealized Gain (Loss)
Net realized gain — Investment transactions (identified cost basis)	$21,708,830
Swap contracts	307,756
Foreign currency and forward foreign currency exchange contract transactions	22,332
Net realized gain	$22,038,918
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$8,954,548
Swap contracts	(174,688)
Foreign currency and forward foreign currency exchange contracts	(32,808)
Net change in unrealized appreciation (depreciation)	$8,747,052
Net realized and unrealized gain	$30,785,970
Net increase in net assets from operations	$119,248,068

See notes to financial statements

22

High Income Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$88,462,098	$95,770,195
Net realized gain from investments, swap contracts, foreign currency and forward foreign currency exchange contract transactions	22,038,918	21,644,924
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	8,747,052	(43,655,366)
Net increase in net assets from operations	$119,248,068	$73,759,753
Capital transactions — Contributions	$116,555,183	$158,885,097
Withdrawals	(258,617,627)	(414,478,617)
Net decrease in net assets from capital transactions	$(142,062,444)	$(255,593,520)
Net decrease in net assets	$(22,814,376)	$(181,833,767)
Net Assets
At beginning of year	$1,110,138,852	$1,291,972,619
At end of year	$1,087,324,476	$1,110,138,852

See notes to financial statements

23

High Income Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2006	2005	2004	2003	2002(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.59%	0.58%	0.59%	0.66%	0.64%
Expenses after custodian fee reduction	0.59%	0.58%	0.59%	0.66%	0.64%
Net investment income	8.13%	8.06%	8.61%	10.04%	10.38%
Portfolio Turnover	62%	62%	80%	122%	88%
Total Return	11.66%	6.54%	12.79%	34.76%	(4.36)%
Net assets, end of year (000's omitted)	$1,087,324	$1,110,139	$1,291,973	$1,164,043	$889,653

(1)  The Portfolio has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease the ratio of net investment income to average net assets from 10.59% to 10.38%. Ratios for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

See notes to financial statements

24

High Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

High Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as an open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2006 Eaton Vance High Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance Medallion Strategic Income Fund held an approximate 62.6%, 22.7%, 6.3% and 0.9% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Investments listed on securities exchanges are valued at closing sale prices. Investments listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and ask prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. If short-term debt securities are acquired with a remaining maturity more than 60 days, they will be valued by a pricing service. The Portfolio also invests in interests in senior floating rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR) a wholly owned subsidiary of Eaton Vance Management (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by section 2(a)(41) of the Investment Company Act of 1940.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan commitments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E Financial Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in

25

High Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

H  Credit Default Swaps — The Portfolio may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

K  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

26

High Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon 0.3% of average daily net assets plus 3% of gross daily income (i.e., income other than gains from the sale of securities). The advisory fee rate is reduced as daily net assets exceed $500 million. For the year ended October 31, 2006, the fee was equivalent to 0.54% of the Portfolio's average daily net assets and amounted to $5,856,825. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred.

  3  Investments

The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $647,659,001 and $707,752,805, respectively, for the year ended October 31, 2006.

  4  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2006.

  5  Financial Instruments

The Portfolio may regularly trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2006 is as follows:

Credit Default Swaps

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
3,800,000 USD	9/20/2013	Agreement with Lehman Brothers dated 8/08/2006 to pay 2.87% per year times the notional amount. In exchange for that periodic payment, upon a default event by Station Casinos, Inc., Lehman Brothers agrees to pay the Portfolio the notional amount of the swaps. To receive that payment, the portfolio must deliver a bond (with par value equal to the notional amount of the swap issued by Stations Casinos, Inc, to Lehman Brothers.	$79,544

At October 31, 2006, the Portfolio had sufficient cash and/or securities to cover any commitments under these contracts.

  6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006 as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,034,351,844
Gross unrealized appreciation	$39,964,465
Gross unrealized depreciation	(8,152,535)
Net unrealized appreciation	$31,811,930

27

High Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  7  Restricted Securities

At October 31, 2006, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost		Fair Value
Common Stocks and Warrants
Mirant Corp., Escrow Certificate	1/5/06	3,200,000	$0		$40,000
Peninsula Gaming LLC, Convertible Preferred Membership Interests	7/08/99	25,351	0	(1)	152,107
			$0		$192,107

(1)  Less than $0.50.

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

28

High Income Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of High Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of High Income Portfolio (the Portfolio) as of October 31, 2006 and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the years in the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities held at October 31, 2006 by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of the High Income Portfolio at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

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Eaton Vance High Income Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

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Eaton Vance High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of

31

Eaton Vance High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the High Income Portfolio (the "Portfolio"), the portfolio in which the High Income Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees").

32

Eaton Vance High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

33

Eaton Vance High Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991 and of the Portfolio since 1992	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

34

Eaton Vance High Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Ronald A. Pearlman 40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

35

Eaton Vance High Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously Senior Manager at Pricewaterhouse Coopers LLP (1997-2005). Officer of 71 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Weilheimer served as Vice President of the Portfolio since 1995. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

36

Investment Adviser of High Income Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance High Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance High Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

446-12/06  HISRC

Annual Report October 31, 2006

EATON VANCE
GOVERNMENT
OBLIGATIONS
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Government Obligations Fund as of October 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Susan Schiff, CFA

Co-Portfolio Manager

Christine Johnston, CFA

Co-Portfolio Manager

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 4.28% for the year ended October 31, 2006.(1) This return resulted from a decrease in net asset value (NAV) per share to $7.20 on October 31, 2006, from $7.34 on October 31, 2005, and the reinvestment of $0.443 in distribution payments during the year. The Class A beginning NAV and certain dividends have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  The Fund’s Class B shares had a total return of 3.50% for the year ended October 31, 2006.(1) This return resulted from a decrease in NAV per share to $7.20 on October 31, 2006, from $7.34 on October 31, 2005, and the reinvestment of $0.388 in distribution payments during the year.

•                  The Fund’s Class C shares had a total return of 3.36% during the year ended October 31, 2006.(1) This return resulted from a decrease in NAV per share to $7.19 on October 31, 2006, from $7.34 on October 31, 2005, and the reinvestment of $0.388 in distribution payments during the year.

•                  The Fund’s Class R shares had a total return of 3.87% during the year ended October 31, 2006.(1) This return resulted from a decrease in NAV per share to $7.17 on October 31, 2006, from $7.32 on October 31, 2005, and the reinvestment of $0.424 in distribution payments during the year.

•                  In comparison, the Lehman Brothers Intermediate Government Bond Index – a broad-based, unmanaged market index of intermediate maturity U.S. Government bonds – had a total return of 4.47% during the year ended October 31, 2006.(2) For comparision, the Fund’s peer group, the Lipper Short-Intermediate U.S. Government Funds Classification, had an average total return of 3.81% during the same period.(2)

Recent Fund Developments

•                  The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund, Government Obligations Portfolio (the Portfolio). The fiscal year ended October 31, 2006 was favorable for the mortgage-backed securities (MBS) market, as spreads tightened further. During the 12 months ended October 31, 2006, the Federal Reserve raised the Federal Funds rate by 150 basis points (1.50%), from 3.75% to 5.25%. While yields in the short end of the yield curve rose with these changes, yields in the intermediate- to-long end of the curve were only slightly higher. Five-year Treasury bond yields rose by only 12 basis points (0.12%). Spreads on seasoned MBS – the Portfolio’s current focus when investing in MBS – narrowed by approximately 25 basis points (0.25%) relative to Treasuries. Spreads on MBS versus Treasuries remain at relatively tight levels historically; however, the market continued to be well-supported by strong demand from foreign buyers.

•                  Prepayment rates for MBS continued to edge lower during the fiscal year. Prepayment rates experienced by the Portfolio fell to around 15% by October 31, 2006, from around 18% a year ago. Lower prepayment rates were a favorable development for the Portfolio’s seasoned MBS, which have historically had more stable prepayment rates than generic MBS.

•                  The Portfolio’s duration was 3.20 years at October 31, 2006, up from 2.75 years on October 31, 2005. As a slower economy reduced the prospect of high inflation, management chose to extend modestly the Portfolio’s duration. Duration is an indicator – stated in years – that measures cash flows and expected maturity of a fixed-income security or portfolio, and is used to determine price sensitivity to changes in interest rates. A longer duration increases the Portfolio’s interest rate exposure. Management hopes to benefit from this exposure if interest rates decline in response to a weaker economy.

•                  Within its seasoned MBS holdings, the Portfolio reduced its exposure to premium high coupon MBS. Management added exposure to seasoned adjustablerate MBS, which benefited from rising interest rates in the short end of the yield curve.(3)

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)

These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, returns would be lower. Class R shares are offered to certain investors at net asset value.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total returns do not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)	Portfolio investments may not be representative of the Portfolio’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

1

Eaton Vance Government Obligations Fund as of October 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Lehman Brothers Intermediate Government Bond Index, a broad-based, unmanaged market index of intermediate-maturity, U.S. Government bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the Lehman Brothers Intermediate Government Bond Index. The chart also offers a comparison with the Lipper Short-Intermediate U.S. Government Funds Classification, the Fund’s peer Classification. Class A total returns are presented at net asset value and public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)	Class A	Class B	Class C	Class R

Average Annual Total Returns (at net asset value)
One Year	4.28%	3.50%	3.36%	3.87%
Five Years	2.71	1.93	1.88	N.A.
Ten Years	4.77	3.98	3.91	N.A.
Life of Fund†	7.18	4.13	4.01	3.06

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-0.63%	-1.41%	2.38%	3.87%
Five Years	1.72	1.62	1.88	N.A.
Ten Years	4.26	3.98	3.91	N.A.
Life of Fund†	6.95	4.13	4.01	3.06

† Inception Dates – Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93; Class R: 8/12/05

(1)

Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. Class R shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com

Diversification by Sectors(2)

By total investments

(2)          As a percentage of the Portfolio’s total investments as of October 31, 2006. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance
Government Obligations Fund Class A vs. the Lehman Brothers Intermediate
Government Bond Index and Lipper Short-Intermediate U.S. Government Funds
Classification*

*             Sources: Thomson Financial; Bloomberg, L.P. Class A of the Fund commenced operations on 8/24/84.

A $10,000 hypothetical investment at net asset value in Class B shares on 10/31/96, Class C shares on 10/31/96 and Class R shares on 8/12/05 would have been valued at $14,772, $14,679 and $10,375, respectively, on 10/31/06. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest directly in an Index or Classification.

2

Eaton Vance Government Obligations Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Government Obligations Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$1,029.30	$6.14
Class B	$1,000.00	$1,025.40	$9.95
Class C	$1,000.00	$1,025.50	$9.96
Class R	$1,000.00	$1,028.00	$7.41
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.11
Class B	$1,000.00	$1,015.40	$9.91
Class C	$1,000.00	$1,015.40	$9.91
Class R	$1,000.00	$1,017.90	$7.38

* Expenses are equal to the Fund's annualized expense ratio of 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 1.45% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The example reflects the expenses of both the Fund and the Portfolio.

3

Eaton Vance Government Obligations Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Government Obligations Portfolio, at value (identified cost, $602,580,990)	$601,026,666
Receivable for Fund shares sold	273,974
Total assets	$601,300,640
Liabilities
Payable for Fund shares redeemed	$1,827,025
Dividends payable	1,140,328
Payable to affiliate for distribution and service fees	349,478
Payable to affiliate for Trustees' fees	282
Accrued expenses	184,488
Total liabilities	$3,501,601
Net Assets	$597,799,039
Sources of Net Assets
Paid-in capital	$831,852,944
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(231,359,256)
Accumulated distributions in excess of net investment income	(1,140,325)
Net unrealized depreciation from Portfolio (computed on the basis of identified cost)	(1,554,324)
Total	$597,799,039
Class A Shares
Net Assets	$251,751,250
Shares Outstanding	34,960,369
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.20
Maximum Offering Price Per Share (100 ÷ 95.25 of $7.20)	$7.56
Class B Shares
Net Assets	$215,849,991
Shares Outstanding	29,969,658
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.20
Class C Shares
Net Assets	$129,963,246
Shares Outstanding	18,066,942
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.19
Class R Shares
Net Assets	$234,552
Shares Outstanding	32,696
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.17
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest allocated from Portfolio	$29,371,864
Security lending income allocated from Portfolio, net	3,272,549
Expenses allocated from Portfolio	(5,311,346)
Net investment income from Portfolio	$27,333,067
Expenses
Trustees' fees and expenses	3,422
Distribution and service fees Class A	661,467
Class B	2,500,708
Class C	1,529,872
Class R	516
Transfer and dividend disbursing agent fees	720,318
Printing and postage	101,576
Registration fees	73,121
Legal and accounting services	59,349
Custodian fee	35,943
Miscellaneous	8,291
Total expenses	$5,694,583
Net investment income	$21,638,484
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$315,905
Financial futures contracts	2,112,959
Net realized gain	$2,428,864
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$135,852
Financial futures contracts	(174,127)
Net change in unrealized appreciation (depreciation)	$(38,275)
Net realized and unrealized gain	$2,390,589
Net increase in net assets from operations	$24,029,073

See notes to financial statements

4

Eaton Vance Government Obligations Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$21,638,484	$20,261,321
Net realized gain from investment transactions and financial futures contracts	2,428,864	244,032
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(38,275)	(10,273,993)
Net increase in net assets from operations	$24,029,073	$10,231,360
Distributions to shareholders — From net investment income Class A	$(15,568,109)	$(21,581,086)
Class B	(12,880,618)	(20,634,084)
Class C	(7,901,783)	(13,604,205)
Class R	(5,156)	(23)
Tax return of capital Class A	(709,824)	(115,024)
Class B	(670,288)	(143,932)
Class C	(410,475)	(94,653)
Class R	(282)	(1)
Total distributions to shareholders	$(38,146,535)	$(56,173,008)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$41,089,168	$52,685,718
Class B	6,411,194	14,632,405
Class C	13,857,350	28,073,452
Class R	293,484	2,045
Net asset value of shares issued to shareholders in payment of distributions declared Class A	9,120,793	12,638,811
Class B	7,275,805	11,588,822
Class C	4,138,553	7,056,869
Class R	5,438	24
Cost of shares redeemed Class A	(92,544,876)	(116,893,744)
Class B	(75,976,705)	(102,325,855)
Class C	(66,912,717)	(113,209,077)
Class R	(67,280)	—
Net asset value of shares exchanged Class A	7,553,835	5,995,992
Class B	(7,553,835)	(5,995,992)
Net decrease in net assets from Fund share transactions	$(153,309,793)	$(205,750,530)
Net decrease in net assets	$(167,427,255)	$(251,692,178)

Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
At beginning of year	$765,226,294	$1,016,918,472
At end of year	$597,799,039	$765,226,294
Accumulated distributions in excess of net investment income included in net assets
At end of year	$(1,140,325)	$(1,936,789)

See notes to financial statements

5

Eaton Vance Government Obligations Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,				Period Ended		Year Ended December 31,
	2006(1)		2005(1)(2)		October 31, 2004(1)(2)(3)		2003(1)(2)	2002(1)(2)		2001(1)(2)(4)
Net asset value — Beginning of period	$7.340	(2)	$7.740		$8.050		$8.620	$8.580		$8.460
Income (loss) from operations
Net investment income	$0.266		$0.212		$0.215		$0.159	$0.346		$0.473
Net realized and unrealized gain (loss)	0.037		(0.090)		(0.065)		(0.177)	0.298		0.268
Total income (loss) from operations	$0.303		$0.122		$0.150		$(0.018)	$0.644		$0.741
Less distributions
From net investment income	$(0.424	)(2)	$(0.519)		$(0.460)		$(0.548)	$(0.581)		$(0.621)
From tax return of capital	(0.019)		(0.003)		—		(0.004)	(0.023)		—
Total distributions	$(0.443)		$(0.522)		$(0.460)		$(0.552)	$(0.604)		$(0.621)
Net asset value — End of period	$7.200		$7.340		$7.740		$8.050	$8.620		$8.580
Total Return(5)	4.28%		2.03	%(6)	1.91%		(0.35)%	7.84%		9.06%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$251,751		$291,931		$354,083		$435,022	$474,595		$291,249
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(7)	1.20%		1.18%		1.13	%(9)	1.06%	1.11%		1.25%
Expenses after custodian fee reduction(7)	1.20%		1.18%		1.13	%(9)	1.06%	1.11%		1.25%
Interest expense(7)	0.00	%(8)	0.00	%(8)	0.00	%(8)(9)	0.01%	0.00	%(8)	0.02%
Net investment income	3.69%		2.82%		3.27	%(9)	1.90%	4.03%		5.50%
Portfolio Turnover of the Portfolio	2%		30%		5%		67%	41%		21%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.1594595-for-1 stock split effective on November 11, 2005.

(3)  For the ten-month period ended October 31, 2004.

(4)  The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.139 per share and 1.61%, respectively.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Total return reflects an increase of 0.31% due to the change in the timing of the payment and reinvestment of distributions.

(7)  Includes the Fund's share of the Portfolio's allocated expenses.

(8)  Represents less than 0.01%.

(9)  Annualized.

See notes to financial statements

6

Eaton Vance Government Obligations Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,				Period Ended		Year Ended December 31,
	2006(1)		2005(1)		October 31, 2004(1)(2)		2003(1)	2002(1)		2001(1)(3)
Net asset value — Beginning of period	$7.340		$7.740		$8.040		$8.610	$8.570		$8.450
Income (loss) from operations
Net investment income	$0.213		$0.156		$0.166		$0.096	$0.282		$0.409
Net realized and unrealized gain (loss)	0.035		(0.094)		(0.060)		(0.179)	0.297		0.266
Total income (loss) from operations	$0.248		$0.062		$0.106		$(0.083)	$0.579		$0.675
Less distributions
From net investment income	$(0.369)		$(0.459)		$(0.406)		$(0.483)	$(0.512)		$(0.555)
From tax return of capital	(0.019)		(0.003)		—		(0.004)	(0.027)		—
Total distributions	$(0.388)		$(0.462)		$(0.406)		$(0.487)	$(0.539)		$(0.555)
Net asset value — End of period	$7.200		$7.340		$7.740		$8.040	$8.610		$8.570
Total Return(4)	3.50%		1.15	%(5)	1.35%		(1.03)%	7.00%		8.23%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$215,850		$291,079		$390,836		$555,947	$583,804		$240,472
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.95%		1.93%		1.88	%(8)	1.81%	1.86%		1.99%
Expenses after custodian fee reduction(6)	1.95%		1.93%		1.88	%(8)	1.81%	1.86%		1.99%
Interest expense(6)	0.00	%(7)	0.00	%(7)	0.00	%(7)(8)	0.01%	0.00	%(7)	0.02%
Net investment income	2.95%		2.07%		2.52	%(8)	1.15%	3.29%		4.75%
Portfolio Turnover of the Portfolio	2%		30%		5%		67%	41%		21%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  The Fund, through its investment in the Portolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.138 per share and 1.61%, respectively.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return in not computed on an annualized basis.

(5)  Total return reflects an increase of 0.24% due to the change in the timing of the payment and reinvestment of distributions.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Represents less than 0.01%.

(8)  Annualized.

See notes to financial statements

7

Eaton Vance Government Obligations Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,				Period Ended		Year Ended December 31,
	2006(1)		2005(1)		October 31, 2004(1)(2)		2003(1)	2002(1)		2001(1)(3)
Net asset value — Beginning of period	$7.340		$7.730		$8.040		$8.610	$8.570		$8.450
Income (loss) from operations
Net investment income	$0.213		$0.157		$0.166		$0.096	$0.282		$0.392
Net realized and unrealized gain (loss)	0.025		(0.085)		(0.070)		(0.179)	0.297		0.283
Total income (loss) from operations	$0.238		$0.072		$0.096		$(0.083)	$0.579		$0.675
Less distributions
From net investment income	$(0.369)		$(0.459)		$(0.406)		$(0.483)	$(0.512)		$(0.555)
From tax return of capital	(0.019)		(0.003)		—		(0.004)	(0.027)		—
Total distributions	$(0.388)		$(0.462)		$(0.406)		$(0.487)	$(0.539)		$(0.555)
Net asset value — End of period	$7.190		$7.340		$7.730		$8.040	$8.610		$8.570
Total Return(4)	3.36%		1.16	%(5)	1.22%		(1.02)%	6.99%		8.18%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$129,963		$182,214		$272,000		$436,960	$472,515		$133,176
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.95%		1.93%		1.88	%(8)	1.81%	1.85%		1.99%
Expenses after custodian fee reduction(6)	1.95%		1.93%		1.88	%(8)	1.81%	1.85%		1.99%
Interest expense(6)	0.00	%(7)	0.00	%(7)	0.00	%(7)(8)	0.01%	0.00	%(7)	0.02%
Net investment income	2.95%		2.08%		2.52	%(8)	1.15%	3.29%		4.55%
Portfolio Turnover of the Portfolio	2%		30%		5%		67%	41%		21%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  The Fund, through its investment in the Portfolio, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed-income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes on net investment income per share and on the ratio of net investment income to average net assets for the year ended December 31, 2001 was a decrease of $0.139 per share and 1.61%, respectively.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total return reflects an increase of 0.11% due to the change in the timing of the payment and reinvestment of distributions.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Represents less than 0.01%.

(8)  Annualized.

See notes to financial statements

8

Eaton Vance Government Obligations Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Year Ended October 31, 2006(1)		Period Ended October 31, 2005(1)(2)
Net asset value — Beginning of year	$7.320		$7.430
Income (loss) from operations
Net investment income	$0.214		$0.083
Net realized and unrealized gain (loss)	0.060		(0.091)
Total income (loss) from operations	$0.274		$(0.008)
Less distributions
From net investment income	$(0.405)		$(0.099)
From tax return of capital	(0.019)		(0.003)
Total distributions	$(0.424)		$(0.102)
Net asset value — End of year	$7.170		$7.320
Total Return(3)	3.87%		(0.12)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$235		$2
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.45%		1.43	%(6)
Expenses after custodian fee reduction(4)	1.45%		1.43	%(6)
Interest expense(4)	0.00	%(5)	0.00	%(5)(6)
Net investment income	3.01%		4.57	%(6)
Portfolio Turnover of the Portfolio	2%		30%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the commencement of operations, August 12, 2005, to October 31, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Represents less than 0.01%.

(6)  Annualized.

See notes to financial statements

9

Eaton Vance Government Obligations Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series of Eaton Vance Mutual Funds Trust. The Fund offers four classes of shares. Class A shares are generally sold subject to an initial sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 7). Class R shares are offered at net asset value and are not subject to an initial sales charge. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Government Obligations Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (82.6% at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $228,084,029 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax or excise tax. Such capital loss carryovers will expire on October 31, 2007 ($16,400,527), October 31, 2008 ($4,071,870), October 31, 2010 ($21,056,795), October 31, 2011 ($78,339,789), October 31, 2012 ($67,101,638), October 31, 2013 ($23,607,593), and October 31, 2014 ($17,505,817). During the year ended October 31, 2006, capital loss carryovers in the amount of $3,525,680 had expired.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of

10

Eaton Vance Government Obligations Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The differences relate primarily to the method of amortizing premium.

The tax character of the distributions declared for the years ended October 31, 2006 and October 31, 2005 was as follows:

	Year Ended October 31,
	2006	2005
Distributions declared from:
Ordinary income	$36,355,666	$55,819,398
Tax return of capital	$1,790,869	$353,610

During the year ended October 31, 2006, accumulated distributions in excess of net investment income was decreased by $15,513,646, accumulated net realized loss was increased by $16,199,431, and paid-in capital was increased by $685,785 due to differences between book and tax accounting for paydown gain/losses on mortgage-backed securities, expired capital loss carryforwards, mixed straddle adjustments and premium amortization. This change had no effect on net assets or net asset value per share.

At October 31, 2006, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Capital loss carryforwards	$(228,084,029)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for mixed straddle amounts and futures, and the timing of recognizing distributions to shareholders.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2006	2005(1)
Sales	5,690,166	6,998,330
Issued to shareholders electing to receive payments of distributions in Fund shares	1,262,328	1,677,716
Redemptions	(12,796,297)	(15,470,971)
Exchange from Class B shares	1,047,866	799,022
Net decrease	(4,795,937)	(5,995,903)
	Year Ended October 31,
Class B	2006	2005
Sales	887,301	1,940,075
Issued to shareholders electing to receive payments of distributions in Fund shares	1,006,297	1,537,815
Redemptions	(10,510,683)	(13,563,248)
Exchange to Class A shares	(1,046,540)	(798,427)
Net decrease	(9,663,625)	(10,883,785)

11

Eaton Vance Government Obligations Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class C	2006	2005
Sales	1,921,049	3,724,161
Issued to shareholders electing to receive payments of distributions in Fund shares	572,991	937,421
Redemptions	(9,265,880)	(15,017,783)
Net decrease	(6,771,840)	(10,356,201)
	Year Ended October 31,
Class R	2006	2005(2)
Sales	41,111	276
Issued to shareholders electing to receive payments of distributions in Fund shares	760	3
Redemptions	(9,454)	—
Net increase	32,417	279

(1)  Transactions have been restated to reflect the effects of a 1.1594595-for-1 stock split effective November 11, 2005.

(2)  For the period from August 12, 2005, commencement of operations, to October 31, 2005.

4  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2006 aggregated $69,992,749, and $268,202,477, respectively.

5  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2006, EVM earned $45,243 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $29,349 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2006. Certain Officers and Trustees of the Fund and the Portfolio are Officers of the above organizations.

6  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $661,467 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 7) and daily amounts therefore paid to EVD by each respective class. The Fund paid or accrued $1,875,531 and $1,147,404 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $14,001,000 and $59,724,000 for Class B and Class C shares, respectively. The Class R Plan provides for the Fund to pay EVD an amount equal to 0.50% of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% of average daily net assets attributable to Class R shares. For the year ended October 31, 2006 the Fund paid or accrued $258 for Class R

12

Eaton Vance Government Obligations Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

shares to or payable to EVD, representing 0.25% of the average daily net assets for Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and C sales commissions and distribution fees and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for year ended October 31, 2006 amounted to $625,177, $382,468 and $258 for Class B, Class C and Class R shares, respectively.

7  Contingent Deferred Sales Charge

Effective September 15, 2006 all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge (CDSC) in the event of redemption within 18 months of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) were subject to a 1% CDSC if redeemed within 12 months of purchase. A CDSC generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 6). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $239, $1,055,000, and $13,000 of CDSC paid by shareholders for Class A shares, Class B shares, and Class C shares, respectively, for the year ended October 31, 2006.

8  Stock Split

On October 17, 2005, the Trustees of the Fund approved a 1.1594595-for-1 stock split for Class A shares, effective November 11, 2005. The stock split had no impact on the overall value of a shareholder's investment in the Fund.

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

13

Eaton Vance Government Obligations Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Government Obligations Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund, a series of Eaton Vance Mutual Funds Trust (the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 27, 2006

14

Eaton Vance Government Obligations Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

15

Government Obligations Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Mortgage Pass-Throughs — 95.5%
Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
6.00%, with maturity at 2026	$1,675	$1,705,035
6.50%, with various maturities to 2028	27,356	28,306,227
6.87%, with maturity at 2024	637	666,858
7.00%, with various maturities to 2026	19,207	20,192,770
7.09%, with maturity at 2023	1,743	1,835,025
7.25%, with maturity at 2022	2,615	2,764,786
7.31%, with maturity at 2027	678	717,400
7.50%, with various maturities to 2029	22,296	23,730,260
7.63%, with maturity at 2019	1,130	1,200,859
7.75%, with various maturities to 2018	73	77,245
7.78%, with maturity at 2022	310	333,239
7.85%, with maturity at 2020	895	959,912
8.00%, with various maturities to 2028	32,591	34,920,728
8.13%, with maturity at 2019	1,789	1,928,556
8.15%, with maturity at 2021	554	586,666
8.25%, with various maturities to 2017	620	647,312
8.50%, with various maturities to 2027	14,598	15,866,203
8.75%, with various maturities to 2016	275	280,855
9.00%, with various maturities to 2032	28,263	31,341,193
9.25%, with various maturities to 2017	1,032	1,080,865
9.50%, with various maturities to 2026	6,680	7,422,155
9.75%, with various maturities to 2018	312	319,978
11.00%, with various maturities to 2016	56	62,194
13.00%, with maturity at 2015	5	4,722
13.50%, with maturity at 2010	22	23,605
15.00%, with maturity at 2011	1	881
		$176,975,529
Federal National Mortgage Assn.:
0.25%, with maturity at 2014	$4	$3,479
5.134%, with maturity at 2033(1)	8,467	8,470,803
5.32%, with maturity at 2035(1)	4,002	4,002,932
5.34%, with various maturities to 2035(1)	59,867	59,808,890
5.358%, with maturity at 2036(1)	4,011	4,010,776
5.381%, with maturity at 2036(1)	1,638	1,638,063
5.408%, with maturity at 2022(1)	4,411	4,410,389
5.427%, with various maturities to 2026(1)	6,182	6,179,953
5.50%, with maturity at 2014	17,988	18,064,367
6.00%, with various maturities to 2024	1,019	1,033,187
6.50%, with various maturities to 2026	89,145	92,164,024
7.00%, with various maturities to 2029	45,510	47,711,294
7.25%, with various maturities to 2023	150	154,494
7.50%, with various maturities to 2029	23,405	24,736,665
7.75%, with maturity at 2008	15	14,731
7.875%, with maturity at 2021	1,708	1,838,277
7.897%, with maturity at 2030	82	88,411
8.00%, with various maturities to 2027	29,597	31,784,348
8.25%, with various maturities to 2025(1)	1,101	1,171,820
8.33%, with maturity at 2020	1,806	1,961,359
8.50%, with various maturities to 2027	11,200	12,150,543

Security	Principal Amount (000's omitted)	Value
8.679%, with maturity at 2021	$429	$469,770
8.75%, with various maturities to 2017	496	508,464
8.946%, with maturity at 2010	157	162,629
9.00%, with various maturities to 2030	4,593	4,960,009
9.125%, with maturity at 2011	106	111,225
9.25%, with various maturities to 2016	174	179,213
9.50%, with various maturities to 2030	6,057	6,674,449
9.75%, with maturity at 2019	56	63,086
9.946%, with maturity at 2021	156	176,177
9.982%, with maturity at 2025	131	148,675
10.00%, with maturity at 2012	48	50,522
10.105%, with maturity at 2021	179	202,636
10.195%, with maturity at 2023	279	315,681
10.356%, with maturity at 2021	279	314,633
10.407%, with maturity at 2020	246	270,556
10.883%, with maturity at 2025	143	158,821
11.00%, with maturity at 2010	14	14,593
11.396%, with maturity at 2019	215	242,052
11.50%, with maturity at 2012	95	103,632
11.634%, with maturity at 2018	415	468,089
12.135%, with maturity at 2025	126	143,948
12.397%, with maturity at 2021	164	185,665
12.672%, with maturity at 2015	352	407,388
13.00%, with maturity at 2010	109	115,294
		$337,846,012
Government National Mortgage Assn.:
5.125%, with various maturities to 2027(1)	$1,618	$1,649,996
6.50%, with maturity at 2024	145	150,466
7.00%, with various maturities to 2025	44,293	46,658,277
7.25%, with maturity at 2022	140	147,727
7.50%, with various maturities to 2024	11,775	12,468,292
8.00%, with various maturities to 2027	27,775	29,864,323
8.25%, with various maturities to 2019	280	301,857
8.30%, with maturity at 2020	94	102,540
8.50%, with various maturities to 2018	4,816	5,241,256
9.00%, with various maturities to 2027	15,895	17,657,663
9.50%, with various maturities to 2026	12,294	13,671,869
		$127,914,266
Collateralized Mortgage Obligations:
Federal Home Loan Mortgage Corp., Series 1822, Class Z, 6.90%, due 2026	$3,856	$3,970,035
Federal Home Loan Mortgage Corp., Series 1896, Class Z, 6.00%, due 2026	2,023	2,034,408
Federal Home Loan Mortgage Corp., Series 2115, Class K, 6.00%, due 2029	5,729	5,765,546
Federal Home Loan Mortgage Corp., Series 2245, Class A, 8.00%, due 2027	20,946	22,219,634
Federal Home Loan Mortgage Corp., Series 30, Class I, 7.50%, due 2024	599	621,449
Federal National Mortgage Assn., Series 1993-149, Class M, 7.00%, due 2023	1,422	1,475,630
Federal National Mortgage Assn., Series 1993-16, Class Z, 7.50%, due 2023	1,180	1,241,182

See notes to financial statements

16

Government Obligations Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal Amount (000's omitted)	Value
Federal National Mortgage Assn., Series 1993-250, Class Z, 7.00%, due 2023	$892	$918,223
Federal National Mortgage Assn., Series 1993-39, Class Z, 7.50%, due 2023	2,705	2,826,728
Federal National Mortgage Assn., Series 1994-82, Class Z, 8.00%, due 2024	4,761	5,094,605
Federal National Mortgage Assn., Series 2000-49, Class A, 8.00%, due 2027	2,280	2,416,920
Federal National Mortgage Assn.,
Series 2002-1, Class G, 7.00%, due 2023	1,861	1,939,896
Federal National Mortgage Assn., Series G-8, Class E, 9.00%, due 2021	812	894,179
Federal National Mortgage Assn., Series G92-44, Class ZQ, 8.00%, due 2022	1,013	1,071,885
		$52,490,320
Total Mortgage Pass-Throughs (identified cost, $698,414,296)		$695,226,127
U.S. Treasury Obligations — 1.0%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bond, 7.125%, 2/15/23(2)	$6,000	$7,554,378
Total U.S. Treasury Obligations (identified cost, $6,253,254)		$7,554,378
Short-Term Investments — 3.0%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit, 5.31%, 11/1/06	$21,680	$21,680,000
Total Short-Term Investments (at amortized cost, $21,680,000)		$21,680,000
Total Investments — 99.5% (identified cost, $726,347,550)		$724,460,505
Other Assets, Less Liabilities — 0.5%		$3,343,615
Net Assets — 100.0%		$727,804,120

(1)  Adjustable rate mortgage.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

17

Government Obligations Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $726,347,550)	$724,460,505
Cash	10,660
Receivable for investments sold	613,685
Interest receivable	4,187,948
Receivable for daily variation margin on open financial futures contracts	234,375
Total assets	$729,507,173
Liabilities
Payable for investments purchased	$1,172,427
Payable to affiliate for investment advisory fees	442,982
Payable to affiliate for Trustees' fees	1,969
Accrued expenses	85,675
Total liabilities	$1,703,053
Net Assets applicable to investors' interest in Portfolio	$727,804,120
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$729,058,355
Net unrealized depreciation (computed on the basis of identified cost)	(1,254,235)
Total	$727,804,120

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest	$34,294,016
Security lending income, net	3,842,437
Total investment income	$38,136,453
Expenses
Investment adviser fee	$5,690,735
Trustees' fees and expenses	23,961
Custodian fee	349,170
Legal and accounting services	88,038
Interest expense	7,128
Miscellaneous	34,087
Total expenses	$6,193,119
Deduct — Reduction of custodian fee	$889
Total expense reductions	$889
Net expenses	$6,192,230
Net investment income	$31,944,223
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(1,130,884)
Financial futures contracts	2,479,378
Net realized gain	$1,348,494
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,803,335
Financial futures contracts	(191,406)
Net change in unrealized appreciation (depreciation)	$1,611,929
Net realized and unrealized gain	$2,960,423
Net increase in net assets from operations	$34,904,646

See notes to financial statements

18

Government Obligations Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$31,944,223	$29,976,667
Net realized gain from investment transactions and financial futures contracts	1,348,494	273,338
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	1,611,929	(10,980,194)
Net increase in net assets from operations	$34,904,646	$19,269,811
Capital transactions — Contributions	$113,001,226	$180,309,793
Withdrawals	(286,374,607)	(394,108,150)
Net decrease in net assets from capital transactions	$(173,373,381)	$(213,798,357)
Net decrease in net assets	$(138,468,735)	$(194,528,546)
Net Assets
At beginning of year	$866,272,855	$1,060,801,401
At end of year	$727,804,120	$866,272,855

Statement of Cash Flows

Increase (Decrease) in Cash	Year Ended October 31, 2006
Cash Flows From (Used For) Operating Activities — Purchase of investments	$(160,818,269)
Proceeds from sales of investments and principal repayments	527,140,978
Interest received, including net securities lending income	58,806,483
Interest paid	(9,751)
Operating expenses paid	(6,429,164)
Net purchase of short-term investments	(21,575,000)
Financial futures contracts transactions	2,045,782
Payment of collateral for securities loaned, net	(225,777,406)
Net cash from operating activities	$173,383,653
Cash Flows From (Used For) Financing Activities — Proceeds from capital contributions	$113,001,226
Payments for capital withdrawals	(286,374,607)
Net cash used for financing activities	$(173,373,381)
Net increase in cash	$10,272
Cash at beginning of period	$388
Cash at end of period	$10,660
Reconciliation of Net Increase in Net Assets From Operations to Net Cash From Operating Activities
Net increase in net assets from operations	$34,904,646
Decrease in receivable for investments sold	583,616
Decrease in payable for investments purchased	(140,172,798)
Decrease in interest receivable	2,819,330
Increase in receivable for daily variation margin	(242,190)
Decrease in payable to affiliate	(82,679)
Decrease in accrued expenses	(164,006)
Decrease in collateral for securities loaned	(225,777,406)
Net decrease in investments	501,515,140
Net cash from operating activities	$173,383,653

See notes to financial statements

19

Government Obligations Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,				Period Ended		Year Ended December 31,
	2006		2005		October 31, 2004(1)		2003	2002		2001(2)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses	0.79%		0.77%		0.75	%(4)	0.70%	0.75%		0.81%
Expenses after custodian fee reduction	0.79%		0.77%		0.75	%(4)	0.70%	0.75%		0.81%
Interest expense	0.00	%(3)	0.00	%(3)	0.00	%(3)(4)	0.01%	0.00	%(3)	0.02%
Net investment income	4.09%		3.21%		3.63	%(4)	2.26%	4.41%		5.91%
Portfolio Turnover	2%		30%		5%		67%	41%		21%
Total Return	4.71%		2.46%		2.23%		0.01%	8.24%		9.52%
Net assets, end of period (000's omitted)	$727,804		$866,273		$1,060,801		$1,521,288	$1,572,812		$675,520

(1)  For the ten-month period ended October 31, 2004.

(2)  The Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premium on fixed income securities. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in the ratio of net investment income to average net assest from 7.51% to 5.91%.

(3)  Represents less than 0.01%.

(4)  Annualized.

See notes to financial statements

20

Government Obligations Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York in 1992, seeks to achieve a high current return by investing primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2006, the Eaton Vance Government Obligations Fund had a 82.6% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS") normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Seasoned 30-year fixed rate MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

F  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from

21

Government Obligations Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

G  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Portfolio.

If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows is the amount included in the Portfolio's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include any short-term investments at October 31, 2006.

2  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $20,645,471 and $526,557,362, respectively.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a fee computed at the monthly rate of 0.0625% (0.75% per annum) of the Portfolio's average daily net assets up to $500 million. On net assets of $500 million or more, BMR has contractually agreed to reduce its advisory fee as follows: 0.6875% annually on average daily net assets of $500 million but less than $1 billion; 0.6250% of average daily net assets of $1 billion but less than $1.5 billion; 0.5625% of average daily net assets of $1.5 billion but less than $2 billion; 0.5000% of average daily net assets of $2 billion but less than $2.5 billion; and 0.4375% of average daily net assets of $2.5 billion and over. These contractual fee reductions cannot be terminated or decreased without the express consent of the Portfolio's Board of Trustees and its shareholders and are intended to continue indefinitely. For the year ended October 31, 2006, the fee was equivalent to 0.73% of the Portfolio's average net assets for such period and amounted to $5,690,735. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive

22

Government Obligations Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

4  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the year ended October 31, 2006 was $150,137 and the average interest rate was 4.75%.

5  Securities Lending Agreement

The Portfolio has established a securities lending agreement with brokers in which the Portfolio lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. Under the agreement, the Portfolio continues to earn interest on the securities loaned. Collateral received is generally cash, and the Portfolio invests the cash in accordance with the Portfolio's investment objective and policies and receives any interest on the amount invested but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio offsets a portion of the interest income received and amounted to $8,911,169 for the year ended October 31, 2006. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans. At October 31, 2006, the Portfolio had no outstanding securities on loan.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$735,513,609
Gross unrealized appreciation	$8,076,118
Gross unrealized depreciation	(19,129,222)
Net unrealized depreciation	$(11,053,104)

7  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2006 is as follows:

Futures Contracts

Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
12/06	500 U.S. Ten Year Treasury Note	Long	$53,476,565	$54,109,375	$632,810

At October 31, 2006, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the

23

Government Obligations Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

24

Government Obligations Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Government Obligations Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, changes in net assets and of cash flows and the supplementary data present fairly, in all material respects, the financial position of Government Obligations Portfolio (the "Portfolio") at October 31, 2006, and the results of its operations, the changes in its net assets, its cash flows and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 27, 2006

25

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

26

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Government Obligations Portfolio (the "Portfolio"), the portfolio in which the Government Obligations Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board specifically noted the Adviser's experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board concluded that the Fund's performance was satisfactory.

27

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

28

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991 and of the Portfolio since 1992	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

29

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Since 1998	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice president of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Christine Johnston 11/9/72	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

30

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Susan Schiff 3/13/61	Vice President	Vice President of the Trust since 2002 and of the Portfolio since 1993	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Mark Venezia 5/23/49	President of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/05/62	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager at PricewaterhouseCoopers LLP (1997-2005). Officer of 71 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Venezia served as Vice President of the Portfolio since 1993. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

31

This Page Intentionally Left Blank

Investment Adviser of Government Obligations Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Government Obligations Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Government Obligations Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

140-12/06  GOSRC

Annual Report October 31, 2006

EATON VANCE
LOW
DURATION
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C.
(call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Low Duration Fund as of October 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Susan Schiff, CFA

Co-Portfolio Manager

Christine Johnston, CFA

Co-Portfolio Manager

The Fund

Performance for the Past Year

•      The Fund’s Class A shares had a total return of 3.74% for the year ended October 31, 2006.(1) This return resulted from a decrease in net asset value (NAV) per share to $9.06 on October 31, 2006 from $9.22 on October 31, 2005, and the reinvestment of $0.495 in dividends.

•      The Fund’s Class B shares had a total return of 3.07% for the year ended October 31, 2006.(1) This return resulted from a decrease in NAV per share to $9.06 on October 31, 2006 from $9.21 on October 31, 2005, and the reinvestment of $0.426 in dividends.

•      The Fund’s Class C shares had a total return of 3.12% for the year ended October 31, 2006.(1) This return resulted from a decrease in NAV per share to $9.06 on October 31, 2006 from $9.22 on October 31, 2005, and the reinvestment of $0.440 in dividends.

•      In comparison, the Merrill Lynch 1-3 Year Treasury Index – an unmanaged market index of short-term U.S. Treasury securities – had a total return of 4.15% for the year ended October 31, 2006.(2) The Fund’s peer group, the Lipper Short U.S. Government Funds Classification, had an average total return of 3.86% for the same period.(2)

Recent Fund Developments

•      Low Duration Fund seeks total return, an objective it pursues primarily through investments in securities issued by the U.S. government (or its agencies and instrumentalities) and at least 90% of the Fund’s net assets is invested in investment grade securities. The Fund currently pursues its objective by investing in one or more registered investment companies (each a “Portfolio”), that are managed by Eaton Vance Management or its affiliates: Floating Rate Portfolio and Investment Portfolio.

•      With interest rates in the short end of the yield curve rising through much of the fiscal year, the Fund benefited from a continuing exposure to adjustable-rate mortgage-backed securities (MBS) and other floating rate instruments, for which interest rates are reset periodically to reflect changes in benchmark rates. At October 31, 2006, 45% of the Fund’s total investments were invested in such vehicles.

•      The Fund was invested predominantly in three market sectors at October 31, 2006: mortgage-backed securities, with the largest segments invested in seasoned adjustable-rate MBS and seasoned fixed-rate MBS (78% of total investments); short-term investments (13% of total investments); and senior floating-rate loans (9% of total investments). These weightings represented the Fund’s investments in Investment Portfolio and Floating Rate Portfolio.(3)

•      During the 12 months ended October 31, 2006, the Federal Reserve raised the Federal Funds rate by 150 basis points (1.50%), from 3.75% to 5.25%. While yields in the short end of the yield curve rose with these changes, yields in the intermediate-to-long end of the curve were only slightly higher. Five-year Treasury bond yields rose by only 12 basis points (0.12%). Spreads on seasoned MBS – the Investment Portfolio’s current focus when investing in MBS – narrowed, while prepayment rates continued to fall. Spreads on MBS versus Treasuries remained at relatively tight levels historically; however, the market continued to be well-supported by strong demand from foreign buyers.

•      The Fund’s duration was 1.73 years at October 31, 2006. As the economy slowed and the prospect of inflation subsided, management chose to extend modestly the Fund’s duration. Duration is an indicator – stated in years – that measures cash flows and expected maturity of a fixed-income security or portfolio, and is used to determine price sensitivity to changes in interest rates. A longer duration increases the Portfolio’s interest rate exposure. Management hopes to benefit from this exposure if interest rates decline in response to a weaker economy.

(1)  These returns do not include the 2.25% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower.

(2)  It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)  Portfolio investments may not be representative of the Portfolios’ current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance funds.

1

Eaton Vance Low Duration Fund as of October 31, 2006

FUND PERFORMANCE

The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of each class of the Fund with that of the Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index of short-term U.S. Treasury securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each Class and in the Merrill Lynch 1-3 Year Treasury Index (ML 1-3 Year Treasury Index). Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One year	3.74%	3.07%	3.12%
Life of Fund†	1.88	1.11	1.26

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One year	1.43%	0.12%	2.14%
Life of Fund†	1.31	1.11	1.26

†Inception Dates – Class A: 9/30/02; Class B: 9/30/02; Class C: 9/30/02

(1)  Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 3% - 1st year; 2.5% - 2nd year; 2.0% - 3rd year; 1% - 4th year. SEC 1-Year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Diversification by Sectors(2)

By total investments

(2)   The Diversification by Sectors breakdown reflects the Fund’s investments in Investment Portfolio and Floating Rate Portfolio, as of October 31, 2006. Sectors are shown as a percentage of the Fund’s total investments. Portfolio information may not be representative of the Portfolios’ current or future investments and may change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Low Duration Fund Class A vs. Merrill Lynch 1-3 Yr. Treasury Index*

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Low Duration Fund Class B vs. Merrill Lynch 1-3 Yr. Treasury Index*

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Low Duration Fund Class C vs. Merrill Lynch 1-3 Yr. Treasury Index*

*      Sources: Thomson Financial; Bloomberg, L.P. Class A, Class B and Class C of the Fund commenced operations on 9/30/02.

The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

2

Eaton Vance Low Duration Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Low Duration Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$1,022.20	$7.14
Class B	$1,000.00	$1,018.30	$10.94
Class C	$1,000.00	$1,019.10	$10.13
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12
Class B	$1,000.00	$1,014.40	$10.92
Class C	$1,000.00	$1,015.20	$10.11

* Expenses are equal to the Fund's annualized expense ratio of 1.40% for Class A shares, 2.15% for Class B shares, and 1.99% for Class C shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The example reflects the expenses of both the Fund and the Portfolios.

3

Eaton Vance Low Duration Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Investment Portfolio, at value (identified cost, $38,908,843)	$38,726,299
Investment in Floating Rate Portfolio, at value (identified cost, $3,990,303)	4,005,253
Receivable for Fund shares sold	11,826
Total assets	$42,743,378
Liabilities
Dividends payable	$68,340
Payable for Fund shares redeemed	38,964
Payable to affiliate for distribution and service fees	20,954
Payable to affiliate for Trustees' fees	15
Accrued expenses	30,080
Total liabilities	$158,353
Net Assets	$42,585,025
Sources of Net Assets
Paid-in capital	$52,389,287
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(9,587,468)
Accumulated distributions in excess of net investment income	(49,200)
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(167,594)
Total	$42,585,025
Class A Shares
Net Assets	$21,156,914
Shares Outstanding	2,336,116
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.06
Maximum Offering Price Per Share (100 ÷ 97.75 of $9.06)	$9.27
Class B Shares
Net Assets	$6,491,100
Shares Outstanding	716,671
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.06
Class C Shares
Net Assets	$14,937,011
Shares Outstanding	1,649,452
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.06

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest allocated from Portfolios	$2,355,387
Dividends allocated from Portfolios	3,694
Security lending income allocated from Government Obligations Portfolio, net	18,934
Expenses allocated from Portfolios	(318,046)
Net investment income from Portfolios	$2,059,969
Expenses
Investment advisor and administration fees	$72,322
Trustees' fees and expenses	823
Distribution and service fees Class A	54,205
Class B	77,983
Class C	159,242
Transfer and dividend disbursing agent fees	46,408
Legal and accounting services	45,829
Registration fees	44,996
Custodian fee	25,039
Printing and postage	14,946
Miscellaneous	4,092
Total expenses	$545,885
Deduct — Reduction of investment adviser and administration fee	$72,322
Total expense reductions	$72,322
Net expenses	$473,563
Net investment income	$1,586,406
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$(1,216,771)
Financial futures contracts	31,167
Swap contracts	927
Foreign currency transactions	(12,702)
Net realized loss	$(1,197,379)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$1,182,657
Financial futures contracts	1,734
Swap contracts	776
Foreign currency	(6,922)
Net change in unrealized appreciation (depreciation)	$1,178,245
Net realized and unrealized loss	$(19,134)
Net increase in net assets from operations	$1,567,272

See notes to financial statements

4

Eaton Vance Low Duration Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$1,586,406	$1,333,225
Net realized gain (loss) from investments, financial futures contracts, swap contracts and forward foreign currency exchange contract transactions	(1,197,379)	10,081
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts and forward foreign currency exchange contract transactions	1,178,245	(305,835)
Net increase in net assets from operations	$1,567,272	$1,037,471
Distributions to shareholders — From net investment income Class A	$(1,178,013)	$(1,092,847)
Class B	(364,800)	(386,878)
Class C	(905,762)	(1,022,112)
Total distributions to shareholders	$(2,448,575)	$(2,501,837)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$7,381,939	$7,037,975
Class B	1,429,030	2,175,401
Class C	1,810,127	6,583,382
Net asset value of shares issued to shareholders in payment of distributions declared Class A	728,317	678,931
Class B	220,006	224,368
Class C	565,649	648,264
Cost of shares redeemed Class A	(12,378,340)	(22,874,695)
Class B	(2,779,941)	(4,993,301)
Class C	(12,140,360)	(16,050,143)
Net asset value of shares exchanged Class A	1,942,840	1,477,467
Class B	(1,942,840)	(1,477,467)
Net decrease in net assets from Fund share transactions	$(15,163,573)	$(26,569,818)
Net decrease in net assets	$(16,044,876)	$(28,034,184)

Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
At beginning of year	$58,629,901	$86,664,085
At end of year	$42,585,025	$58,629,901
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(49,200)	$97,740

See notes to financial statements

5

Eaton Vance Low Duration Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,		Period Ended		Year Ended December 31,
	2006(1)	2005(1)	October 31, 2004(1)(2)		2003(1)	2002(1)(3)
Net asset value — Beginning of year	$9.220	$9.420	$9.590		$9.990	$10.000
Income (loss) from operations
Net investment income	$0.333	$0.224	$0.142		$0.098	$0.056
Net realized and unrealized gain (loss)	0.002	(0.033)	(0.027)		(0.120)	0.035
Total income (loss) from operations	$0.335	$0.191	$0.115		$(0.022)	$0.091
Less distributions
From net investment income	$(0.495)	$(0.391)	$(0.285)		$(0.378)	$(0.101)
Total distributions	$(0.495)	$(0.391)	$(0.285)		$(0.378)	$(0.101)
Net asset value — End of year	$9.060	$9.220	$9.420		$9.590	$9.990
Total Return(4)	3.74%	2.06%	1.22%		(0.23)%	0.91%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$21,157	$23,876	$38,147		$63,709	$27,033
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.29%	1.24%	1.20	%(7)	1.21%	1.16	%(7)
Expenses after custodian fee reduction(5)(6)	1.29%	1.24%	1.20	%(7)	1.21%	1.16	%(7)
Net investment income	3.65%	2.41%	1.80	%(7)	1.00%	2.18	%(7)
Portfolio Turnover of the Investment Portfolio	46%	67%	92%		43%	0%
Portfolio Turnover of the Floating Rate Portfolio	50%	57%	67%		—	—
Portfolio Turnover of the Government Obligations Portfolio	2%	30%	5%		67%	41%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  For the period from the start of business, September 30, 2002, to December 31, 2002.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser and administration fees and subsidized certain operating expenses (equal to 0.15%, 0.15%, 0.11%, 0.02% and 1.04% of daily net assets for the years ended October 31, 2006 and 2005, the period ended October 31, 2004 and the years ended December 31, 2003 and 2002, respectively.)

(7)  Annualized.

See notes to financial statements

6

Eaton Vance Low Duration Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,		Period Ended		Year Ended December 31,
	2006(1)	2005(1)	October 31, 2004(1)(2)		2003(1)	2002(1)(3)
Net asset value — Beginning of year	$9.210	$9.420	$9.590		$9.990	$10.000
Income (loss) from operations
Net investment income	$0.266	$0.153	$0.083		$0.024	$0.039
Net realized and unrealized gain (loss)	0.010	(0.043)	(0.028)		(0.121)	0.033
Total income (loss) from operations	$0.276	$0.110	$0.055		$(0.097)	$0.072
Less distributions
From net investment income	$(0.426)	$(0.320)	$(0.225)		$(0.303)	$(0.082)
Total distributions	$(0.426)	$(0.320)	$(0.225)		$(0.303)	$(0.082)
Net asset value — End of year	$9.060	$9.210	$9.420		$9.590	$9.990
Total Return(4)	3.07%	1.18%	0.58%		(0.98)%	0.72%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$6,491	$9,704	$14,022		$17,547	$10,725
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.04%	1.99%	1.95	%(7)	1.96%	1.91	%(7)
Expenses after custodian fee reduction(5)(6)	2.04%	1.99%	1.95	%(7)	1.96%	1.91	%(7)
Net investment income	2.91%	1.64%	1.05	%(7)	0.25%	1.49	%(7)
Portfolio Turnover of the Investment Portfolio	46%	67%	92%		43%	0%
Portfolio Turnover of the Floating Rate Portfolio	50%	57%	67%		—	—
Portfolio Turnover of the Government Obligations Portfolio	2%	30%	5%		67%	41%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  For the period from the start of business, September 30, 2002, to December 31, 2002.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser and administration fees and subsidized certain operating expenses (equal to 0.15%, 0.15%, 0.11%, 0.02% and 1.04% of daily net assets for the years ended October 31, 2006 and 2005, the period ended October 31, 2004 and the years ended December 31, 2003 and 2002, respectively.)

(7)  Annualized.

See notes to financial statements

7

Eaton Vance Low Duration Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,		Period Ended		Year Ended December 31,
	2006(1)	2005(1)	October 31, 2004(1)(2)		2003(1)	2002(1)(3)
Net asset value — Beginning of year	$9.220	$9.420	$9.590		$9.980	$10.000
Income (loss) from operations
Net investment income	$0.277	$0.167	$0.095		$0.040	$0.041
Net realized and unrealized gain (loss)	0.003	(0.033)	(0.028)		(0.112)	0.025
Total income (loss) from operations	$0.280	$0.134	$0.067		$(0.072)	$0.066
Less distributions
From net investment income	$(0.440)	$(0.334)	$(0.237)		$(0.318)	$(0.086)
Total distributions	$(0.440)	$(0.334)	$(0.237)		$(0.318)	$(0.086)
Net asset value — End of year	$9.060	$9.220	$9.420		$9.590	$9.980
Total Return(4)	3.12%	1.45%	0.71%		(0.74)%	0.66%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$14,937	$25,050	$34,495		$55,078	$18,387
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	1.89%	1.84%	1.80	%(7)	1.81%	1.76	%(7)
Expenses after custodian fee reduction(5)(6)	1.89%	1.84%	1.80	%(7)	1.81%	1.76	%(7)
Net investment income	3.04%	1.79%	1.20	%(7)	0.41%	1.56	%(7)
Portfolio Turnover of the Investment Portfolio	46%	67%	92%		43%	0%
Portfolio Turnover of the Floating Rate Portfolio	50%	57%	67%		—	—
Portfolio Turnover of the Government Obligations Portfolio	2%	30%	5%		67%	41%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the ten-month period ended October 31, 2004.

(3)  For the period from the start of business, September 30, 2002, to December 31, 2002.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis. Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  The investment adviser waived a portion of its investment adviser and administration fees and subsidized certain operating expenses (equal to 0.15%, 0.15%, 0.11%, 0.02% and 1.04% of daily net assets for the years ended October 31, 2006 and 2005, the period ended October 31, 2004 and the years ended December 31, 2003 and 2002, respectively.)

(7)  Annualized.

See notes to financial statements

8

Eaton Vance Low Duration Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Low Duration Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). After the longer of four years or the time when the CDSC applicable to Class B shares expires, Class B shares will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based on the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund is structured as a fund of funds and as of October 31, 2006, invested all of its investable assets in interests in two Portfolios: Investment Portfolio and Floating Rate Portfolio (the Portfolios), which are New York Trusts. Since July 25, 2006, the Fund has not been invested in the Government Obligations Portfolio. Each Portfolio has an investment objective and investment policies that are similar to or complementary to those of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Investment Portfolio and Floating Rate Portfolio, (99.7% and 0.1%, respectively, at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Investment Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. A copy of the Government Obligations Portfolio's and Floating Rate Portfolio's financial statements are available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD) by calling 1-800-225-6265.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities held by the Investment Portfolio is discussed in note 1A of the Portfolio's notes to the financial statements which are included elsewhere in this report. The valuation policies of the Government Obligations Portfolio are as follows: Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS")) normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Most 30-year fixed rate MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations and money market securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service.

Floating Rate Portfolio's valuation policies are as follows: Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Portfolio's investment adviser, Boston Management and Research (BMR), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that

9

Eaton Vance Low Duration Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in sixty days or less are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Over-the-counter options are valued at the mean between the bid and the asked price provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Financial futures contracts listed on the commodity exchanges and options thereon are valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment as to the value of a foreign equity security.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryforwards of $9,613,410 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2010 ($5,478), October 31, 2011 ($4,082,489), October 31, 2012 ($3,697,770), October 31, 2013 ($1,016,104) and October 31, 2014 ($811,569), respectively.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

10

Eaton Vance Low Duration Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are ordinarily paid monthly. Distributions of allocated realized capital gains, if any (reduced by any available capital loss carryforwards from prior years), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the years ended October 31, 2006 and October 31, 2005 was as follows:

	Year Ended October 31,
	2006	2005
Distributions declared from:

Ordinary Income	$2,448,575	$2,501,837

During the year ended October 31, 2006, accumulated paid-in capital was decreased by $1,066,526, accumulated distributions in excess of net investment income was decreased by $715,229, and accumulated net realized loss was decreased by $351,297 primarily due to differences between book and tax accounting treatment of foreign currency gains and losses, swaps contracts, paydown gains and losses and amortization/accretion. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$19,140
Capital loss carryforward	(9,613,410)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for financial future contracts and the timing of recognizing distributions.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2006	2005
Sales	811,742	754,454
Issued to shareholders electing to receive payments of distribution in Fund shares	79,915	72,890
Redemptions	(1,359,274)	(2,444,476)
Exchange from Class B shares	212,880	158,437
Net decrease	(254,737)	(1,458,695)
	Year Ended October 31,
Class B	2006	2005
Sales	156,749	233,464
Issued to shareholders electing to receive payments of distribution in Fund shares	24,141	24,088
Redemptions	(304,470)	(534,993)
Exchange to Class A shares	(212,880)	(158,333)
Net decrease	(336,460)	(435,774)

11

Eaton Vance Low Duration Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class C	2006	2005
Sales	198,848	705,716
Issued to shareholders electing to receive payments of distribution in Fund shares	62,045	69,577
Redemptions	(1,329,515)	(1,718,945)
Net decrease	(1,068,622)	(943,652)

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the investment adviser and administrator of the Fund, providing the Fund with investment advisory services (relating to the investment of the Fund's assets in the Portfolios), and administering the business affairs of the Fund. Under the investment advisory and administrative agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. Effective March 15, 2004, Eaton Vance agreed to waive its 0.15% fee in its entirety, such agreement being memorialized in a Fee Waiver Agreement between EVM and the Fund. This fee waiver cannot be eliminated or decreased without the express consent of the Fund's Board of Trustees and shareholders and is intended to continue indefinitely. For the year ended October 31, 2006, the advisory and administration fee amounted to $72,322. Pursuant to the waiver, EVM waived $72,322 of the Fund's investment advisory and administrative fee for the year ended October 31, 2006. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services and the Fund is allocated its share of the investment advisory fee paid by each Portfolio in which it invests. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended October 31, 2006, EVM earned $2,761 in sub-transfer agent fees. Certain officers and Trustees of the Fund and Portfolios are officers of the above organizations. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, received $3,216 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2006.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $54,205 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1. The Class B Plan requires the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Class C Plan requires the Fund to pay EVD amounts equal to 1/365 of 0.60% of the Fund's average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $58,487 and $112,406 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2006, representing 0.75% and 0.60% of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $757,000 and $4,584,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2006 amounted to $19,496, and $46,836, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge (CDSC) in the event of redemption within 18 months of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more other than shares purchased in a single transaction of $5 million or more were subject to a 1% CDSC if redeemed within 12 months of purchase. A CDSC generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 3%

12

Eaton Vance Low Duration Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

in the case of redemptions in the first year after purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares will be subject to a 1% CDSC if redeemed within 12 months of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $5,000, $21,000, and $1,000 of CDSC paid by shareholders for redemptions of Class A, Class B shares, and Class C shares, respectively, for the year ended October 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Investment Portfolio for the year ended October 31, 2006 aggregated $23,127,039, and $31,997,057, respectively. Increases and decreases in the Fund's investment in the Floating Rate Portfolio for the year ended October 31, 2006 aggregated $584,298 and $2,412,091 respectively. Increases and decreases in the Fund's investment in the Government Obligations Portfolio for the year ended October 31, 2006 aggregated $595,589, and $8,168,544, respectively.

8  Investment in Portfolios

For the year ended October 31, 2006, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

	Investment Portfolio	Government Obligations Portfolio	Floating Rate Portfolio	Total
Interest income	$1,874,563	$166,628	$314,196	$2,355,387
Dividend income	3,690	—	4	3,694
Security lending income	—	18,934	—	18,934
Expenses	(263,536)	(29,832)	(24,678)	(318,046)
Net investment income	$1,614,717	$155,730	$289,522	$2,059,969
Net realized gain (loss)
Investment transactions	$(132,279)	$(1,081,674)	$(2,818)	$(1,216,771)
Financial futures contracts	(52)	31,219	—	31,167
Swap contracts	—	—	927	927
Forward foreign currency	—	—	(12,702)	(12,702)
Net realized gain (loss)	$(132,331)	$(1,050,455)	$(14,593)	$(1,197,379)
Change in unrealized appreciation (depreciation)
Investments	$149,773	$1,026,055	$6,829	$1,182,657
Financial futures contracts	27,268	(25,534)	—	1,734
Swap contracts	—	—	776	776
Forward foreign currency	—	—	(6,922)	(6,922)
Net change in unrealized appreciation (depreciation)	$177,041	$1,000,521	$683	$1,178,245

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

13

Eaton Vance Low Duration Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Low Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Low Duration Fund ("the Fund"), a series of Eaton Vance Mutual Funds Trust at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 27, 2006

14

Eaton Vance Low Duration Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

15

Investment Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Mortgage Pass-Throughs — 89.3%
Security	Principal Amount (000's omitted)	Value
FHLMC:
5.134%, with various maturities to 2037(1)	$1,548	$1,542,595
5.345%, with maturity at 2022(1)	1,072	1,073,853
6.50%, with maturity at 2019	813	839,789
8.00%, with various maturities to 2025	1,828	1,928,454
9.25%, with maturity at 2017	208	214,285
		$5,598,976
FNMA:
4.906%, with maturity at 2018(1)	$241	$240,037
5.00%, with various maturities to 2018(1)	1,999	1,980,733
5.34%, with various maturities to 2035(1)	2,817	2,814,637
5.358%, with maturity at 2036(1)	1,337	1,336,925
5.381%, with maturity at 2036(1)	1,570	1,569,543
5.427%, with maturity at 2027(1)	2,124	2,123,323
6.323%, with maturity at 2032(1)	1,430	1,456,110
8.00%, with maturity at 2023	450	485,926
9.00%, with maturity at 2011	866	890,028
9.50%, with various maturities to 2022	2,746	2,969,567
9.587%, with maturity at 2018(1)	1,281	1,431,082
		$17,297,911
GNMA:
5.125%, with various maturities to 2027(1)	$2,387	$2,433,043
8.25%, with maturity at 2020	676	733,953
9.00%, with maturity at 2017	930	1,025,877
		$4,192,873
Collateralized Mortgage Obligations:
FHLMC, Series 1395, Class F, 4.927%, due 2022(2)	$243	$236,217
FHLMC, Series 1543, Class VN, 7.00%, due 2023	2,150	2,255,654
FHLMC, Series 1694, Class PQ, 6.50%, due 2023	309	309,713
FNMA, Series 1993-140, Class J, 6.65%, due 2013	1,936	1,947,690
FNMA, Series 1993-250, Class Z, 7.00%, due 2023	1,061	1,093,122
FNMA, Series 2001-4, Class GA, 10.262%, due 2025(2)	705	785,084
FNMA, Series G93-17, Class FA, 6.344%, due 2023	489	500,143
FNMA, Series G97-4, Class FA, 6.144%, due 2027(2)	448	455,886
		$7,583,509
Total Mortgage Pass-Throughs (identified cost $34,886,075)		$34,673,269

Short-Term Investments — 15.0%
Security	Principal Amount (000's omitted)	Value
Investors Bank and Trust Company Time Deposit,(3) 5.31%, 11/1/06	$5,840	$5,840,000
Total Short-Term Investments (at amortized cost, $5,840,000)		$5,840,000
Total Investments — 104.3% (identified cost $40,726,075)		$40,513,269
Other Assets, Less Liabilities — (4.3)%		$(1,678,009)
Net Assets — 100.0%		$38,835,260

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

GNMA - Government National Mortgage Association (Ginnie Mae)

(1)  Adjustable rate mortgage.

(2)  Floating-rate security

(3)  Security (or a portion thereof) has been segregated to cover requirements on open financial futures contracts.

See notes to financial statements

16

Investment Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $40,726,075)	$40,513,269
Cash	4,093
Receivable for investments sold	29,740
Interest receivable	195,717
Receivable for daily variation margin on open financial futures contracts	16,406
Total assets	$40,759,225
Liabilities
Payable for investments purchased	$1,889,574
Payable to affiliate for investment advisory fees	16,320
Payable to affiliate for Trustees' fees	141
Accrued expenses	17,930
Total liabilities	$1,923,965
Net Assets applicable to investors' interest in Portfolio	$38,835,260
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$39,020,722
Net unrealized depreciation (computed on the basis of identified cost)	(185,462)
Total	$38,835,260

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest	$1,879,583
Dividends	3,699
Total investment income	$1,883,282
Expenses
Investment adviser fee	$200,763
Trustees' fees and expenses	1,711
Custodian fee	37,658
Accounting services	21,265
Miscellaneous	2,978
Total expenses	$264,375
Deduct — Reduction of custodian fee	$197
Total expense reductions	$197
Net expenses	$264,178
Net investment income	$1,619,104
Realized and Unrealized Gain (Loss)
Net realized loss — Investment transactions (identified cost basis)	$(132,540)
Financial futures contracts	(53)
Net realized loss	$(132,593)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$150,053
Financial futures contracts	27,344
Net change in unrealized appreciation (depreciation)	$177,397
Net realized and unrealized gain	$44,804
Net increase in net assets from operations	$1,663,908

See notes to financial statements

17

Investment Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$1,619,104	$1,241,354
Net realized loss from investment transactions and financial futures contracts	(132,593)	—
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	177,397	(179,862)
Net increase in net assets from operations	$1,663,908	$1,061,492
Capital transactions — Contributions	$23,127,039	$37,719,129
Withdrawals	(31,997,057)	(51,083,812)
Net decrease in net assets from capital transactions	$(8,870,018)	$(13,364,683)
Net decrease in net assets	$(7,206,110)	$(12,303,191)
Net Assets
At beginning of year	$46,041,370	$58,344,561
At end of year	$38,835,260	$46,041,370

See notes to financial statements

18

Investment Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,		Period Ended		Year Ended December 31,
	2006	2005	October 31, 2004(1)		2003	2002(2)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.66%	0.65%	0.62	%(4)	0.59%	0.50	%(3)(4)
Expenses after custodian fee reduction	0.66%	0.64%	0.62	%(4)	0.59%	0.50	%(3)(4)
Net investment income	4.03%	2.65%	1.51	%(4)	0.92%	0.84%
Portfolio Turnover	46%	67%	92%		43%	0%
Total Return	4.29%	2.32%	1.12%		0.74%	0.23%
Net assets, end of year (000's omitted)	$38,835	$46,041	$58,345		$72,157	$25,058

(1)  For the ten-month period ended October 31, 2004.

(2)  For the period from the start of business, September 30, 2002, to December 31, 2002.

(3)  The investment adviser waived a portion of its investment advisory fee (equal to 0.57% of average daily net assets for the year ended December 31, 2002).

(4)  Annualized.

See notes to financial statements

19

Investment Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Investment Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio was organized as a trust under the laws of the State of New York on June 18, 2002. The Portfolio seeks total return by investing in a broad range of fixed income securities, including MBS issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. Government obligations, corporate bonds, preferred stocks, asset-backed securities and/or money market instruments. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2006, Eaton Vance Low Duration Fund held an approximate 99.7% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS")) normally are valued by an independent pricing service. The pricing service considers various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is determined on the basis of interest accrued adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividend, received in cash and/or securities.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

F  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized

20

Investment Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

gains and losses on securities sold are determined on the basis of identified cost.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 0.0417% (0.50% per annum) of the Portfolio's average daily net assets. For the year ended October 31, 2006, the fee was equivalent to 0.50% of the Portfolio's average net assets for such period and amounted to $200,763. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations and including paydowns on mortgage backed securities in Investment Portfolio, aggregated $17,043,795 and $24,421,967, respectively.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$40,958,627
Gross unrealized appreciation	$320,757
Gross unrealized depreciation	(766,115)
Net unrealized depreciation	$(445,358)

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2006.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2006 is as follows:

Futures Contracts

Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
12/06	35 U.S Treasury Note	Long	$3,787,656	$3,815,000	$27,344

At October 31, 2006, the Portfolio had sufficient cash and/or securities to cover margin requirements on any open futures contracts.

7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a

21

Investment Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

22

Investment Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Investment Portfolio (the "Portfolio") at October 31, 2006, and the results of its operations, the changes in its net assets and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 27, 2006

23

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

24

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Low Duration Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the investment advisory agreements of the Floating Rate Portfolio, the Government Obligations Portfolio and the Investment Portfolio (the "Portfolios"), the portfolios in which the Fund invests, each with Boston Management and Research ("BMR"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an "Adviser" herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and each Portfolio, the Board evaluated the nature, extent and quality of services provided to each Portfolio by BMR and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered BMR's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in investment grade securities. With respect to the Floating Rate Portfolio, the Board noted the experience of BMR's 29 bank loan investment professionals and other personnel who provide services to the Portfolios, including four portfolio managers and 15 analysts. With respect to the Government Obligations Portfolio, the Board noted the Adviser's experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

25

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices for the one- and three-year periods ended September 30, 2005 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolios and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that EVM is waiving its investment advisory and administration fee in its entirety.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that, given the small asset size of the Fund, the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint for the Floating Rate Portfolio with respect to assets that exceed $10 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

26

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio (FRP), Government Obligations Portfolio (GOP), and Investment Portfolio (IP), are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of GOP since 1992; of FRP since 2000 and of IP since 2002	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund and the Portfolios.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of GOP since 1993; of FRP since 2000; of IP since 2002 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

27

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of GOP since 1993; of FRP since 2000 and of IP since 2002	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1986; of GOP since 1993; of FRP since 2000 and of IP since 2002	Trustee of the Trust, and GOP since 1998; of FRP since 2000 and of IP since 2002 Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR, and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EMV or BMR.

Armer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Christine Johnston 11/9/72	Vice President of GOP and IP	Vice President of IP since 2003 and of GOP since 2006	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EMV or BMR.

28

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Scott H. Page 11/30/59	Vice President of FRP	Since 2000	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EMV or BMR.

Duncan W. Richardson 10/26/57	Vice President the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust, GOP and IP	Vice President of the Trust and IP since 2002; of GOP since 1993	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Payson F. Swoffield 8/13/56	President of FRP	Since 2002(2)	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	President of GOP and IP	Since 2002(2)	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Treasurer of the Trust since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust, and GOP since 1997; of FRP since 2000 and of IP since 2002	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolios	Since 2005	Vice President of EVM and BMR. Previously Senior Manager at PricewaterhouseCoopers LLP (1997-2005). Officer of 71 registered investment companies managed by EVM and BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Venezia served as Vice President of GOP since 1993 and Mr. Swaffield served as Vice President of FRP since 2000. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

29

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Investment Adviser of Investment Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Investment Adviser and Administrator of Eaton Vance Low Duration Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110

Eaton Vance Low Duration Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective, risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1560-12/06  LDSRC

Annual Report October 31, 2006

EATON VANCE
STRATEGIC
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.
Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Strategic Income Fund as of October 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Mark S. Venezia, CFA

Portfolio Manager

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 7.30% during the year ended October 31, 2006.(1) This return resulted from a decrease in net asset value (NAV) per share to $7.89 on October 31, 2006, from $7.90 on October 31, 2005, and the reinvestment of $0.569 in distribution payments during the year.

•                  The Fund’s Class B shares had a total return of 6.50% during the year ended October 31, 2006.(1) This return resulted from a decrease in NAV to $7.47 on October 31, 2006, from $7.48 on October 31, 2005, and the reinvestment of $0.483 in distribution payments during the year.

•                  The Fund’s Class C shares had a total return of 6.50% during the year ended October 31, 2006.(1) This return resulted from a decrease in NAV to $7.47 on October 31, 2006, from $7.48 on October 31, 2005, and the reinvestment of $0.483 in distribution payments during the year. The Class C beginning NAV and certain dividends have been restated to reflect the effects of a stock split effective on November 11, 2005.

•                  In comparison, the Lehman Brothers Aggregate Bond Index, an unmanaged, broad-based index of investment-grade, fixed-income securities traded in the U.S., had a return of 5.19% for the year ended October 31, 2006,(2) and the Fund’s peer group, the Lipper Multi-Sector Income Funds Classification, had an average return of 6.66%.(2)

Recent Fund Developments

•                  The Fund seeks to provide a high level of income and total return by investing in a global portfolio consisting primarily of high-grade debt securities. The Fund also invests in non-investment-grade debt securities, senior floating-rate loans of various credit ratings, including those below-investment-grade quality, and derivative instruments in different countries and currencies. At October 31, 2006, the Fund was invested in these positions through its holdings in Strategic Income Portfolio, High Income Portfolio and Floating Rate Portfolio.

•                  While its starting and ending NAVs suggested little change during the fiscal year, the Fund did encounter some volatility in May and June, when the markets reacted to conflicting statements from the Federal Reserve (the Fed) that confused investors about the direction of interest rates. However, with its conservative portfolio, the Fund again had lower volatility than the average for its Lipper peer group.(2)

•                  Tighter spreads provided a more challenging environment for emerging markets investing. Strategic Income Portfolio (“SIP”) was overweighted in Asia. Some of the larger foreign exchange positions were held in Indonesia, Malaysia, India, the Philippines and Korea. SIP partially balanced these Asian positions with a short position in the Japanese yen. In Euro-related exposures, SIP eliminated Slovakia in favor of a larger currency exposure in Romania and a T-bill position in Egypt. Management found Romania attractive because of its economic reforms, compelling yield spreads over the Euro and its anticipated membership in the European Union. Egyptian T-bills were attractive due to the inflow of petro-dollars into its local financial markets. SIP cross-hedged most of its European positions by shorting the Euro, which protected the Fund from the Euro’s decline against the dollar during the fiscal year.

•                  Mortgage-backed securities (MBS) yield spreads narrowed during the fiscal year, as prepayment rates fell and pension funds and central banks reached for yield. The Fund pared its MBS holdings (held through its investment in SIP), reducing its exposure to fixed-rate MBS, while increasing its holdings in adjustable-rate MBS.(3) With high-yield spreads near all-time lows, management also reduced the Fund’s investments in below-investment grade-bonds).

•                  The Fund increased its investment in Floating Rate Portfolio, which invests primarily in senior floating-rate loans. Floating-rate loans benefited from a rise in interest rates during much of the the fiscal year, with loan rates rising in lockstep with the Fed’s rate hikes.(3)

•                  The Fund’s duration rose somewhat during the year, from 1.5 years at October 31, 2005, to 1.9 years at October 31, 2006. Management favored a slightly higher duration, given its conviction that the Fed’s rate hikes would hurt the housing market and, over time, slow the economy. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

(1)       These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were reflected, performance would have been lower.

(2)       It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)       Fund allocations are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1

Eaton Vance Strategic Income Fund as of October 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Aggregate Bond Index, an unmanaged, broad-based index containing only investment-grade, fixed-income securities traded in the U.S. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and in the Lehman Brothers Aggregate Bond Index. The graph also offers a comparison to a Composite of two Lipper Fund Classification averages, reflecting the total returns of the funds in the same classifications as this Fund. The fund classifications are established by Lipper Inc., a nationally recognized monitor of mutual fund performance. Funds within a classification have similar investment policies. The Composite is provided because the Fund amended its investment policies on March 1, 1997, allowing the Fund to invest in a portfolio with a dollar-weighted average maturity of any duration. In connection with this change, the Fund’s Lipper Classification also changed. Reflecting that change, the performance of the Composite is based on the Lipper Short World Multi-Market Income Funds Classification from January 1, 1996, through March 1, 1997, and thereafter, on the Lipper Multi-Sector Income Funds Classification. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
One Year	7.30%	6.50%	6.50%
Five Years	7.83	7.04	7.06
Ten Years	N.A.	5.71	5.70
Life of Fund†	5.98	6.08	6.90

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	2.25%	1.51%	5.50%
Five Years	6.79	6.74	7.06
Ten Years	N.A.	5.71	5.70
Life of Fund†	5.39	6.08	6.90

†Inception Dates – Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94

(1)       Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

Sector Breakdown(2)

By total investments

(2)          The Fund Sector Breakdown reflects the Fund’s investments in Strategic Income Portfolio, High Income Portfolio and Floating Rate Portfolio as of 10/31/06. Indicated positions equal 133% of net assets as of 10/31/06. In addition to Sector net assets, the Global position includes the notional value of long forward currency contracts, long equity derivatives, and short credit default swap positions; and the U.S. Corporate Obligations position includes the notional value of long high-yield total-return swap positions. All of the aforementioned derivatives are added to the net assets of the Fund to get the gross assets of the Fund. Then each sector is divided by the amount of gross assets to calculate its percentage allocation in the Fund Sector Breakdown. Fund Statistics may not be representative of the Fund’s current or future investments and are subject to change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Strategic Income Fund, Class B vs. the Lehman Brothers Aggregate Bond Index & the Composite of Lipper Fund Averages*

*                 Sources: Thomson Financial; Lipper. Class B of the Fund commenced operations on 11/26/90.

A $10,000 hypothetical investment at net asset value in Class A shares on 1/23/98 and Class C shares on 10/31/96 would have been valued at $16,636 ($15,844 at maximum offering price after investment at net asset value) and $17,403, respectively, on 10/31/06. It is not possible to invest directly in an Index or Classification. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Foreign Positions

By total net assets. Positions are in Local Currency unless otherwise noted. Positions in Europe other than Turkey are cross-hedged with short euro.

Mexico	6.8%
Japan*	6.3
Malaysia	4.0
Romania	3.3
Indonesia*	2.9
Iceland	2.5
Philippines*	2.4
Egypt	1.7
Turkey	1.6
Brazil	1.0
Australia	1.0
India	1.0
Singapore	0.8
Colombia	0.7
South Africa	0.5
Serbia	0.5
Kazakhstan	0.4
Chile	0.3
China	0.1

*Position is in Local Currency and Hard Currency.

2

Eaton Vance Strategic Income Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Strategic Income Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$1,028.20	$5.06
Class B	$1,000.00	$1,023.90	$8.88
Class C	$1,000.00	$1,023.90	$8.83
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$5.04
Class B	$1,000.00	$1,016.40	$8.84
Class C	$1,000.00	$1,016.50	$8.79

* Expenses are equal to the Fund's annualized expense ratio of 0.99% for Class A shares, 1.74% for Class B shares and 1.73% for Class C shares mulitiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The example reflects the expenses of both the Fund and the Portfolios.

3

Eaton Vance Strategic Income Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Strategic Income Portfolio, at value (identified cost, $500,679,834)	$495,339,819
Investment in High Income Portfolio, at value (identified cost, $66,137,238)	68,168,725
Investment in Floating Rate Portfolio, at value (identified cost, $273,662,051)	273,896,252
Receivable for Fund shares sold	5,775,793
Total assets	$843,180,589
Liabilities
Payable for Fund shares redeemed	$5,270,501
Dividends payable	2,079,769
Payable to affiliate for distribution and service fees	435,823
Payable to affiliate for Trustees' fees	282
Accrued expenses	175,328
Total liabilities	$7,961,703
Net Assets	$835,218,886
Sources of Net Assets
Paid-in capital	$878,249,516
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(39,639,404)
Accumulated distributions in excess of net investment income	(316,899)
Net unrealized depreciation from Portfolios (computed on the basis of identified cost)	(3,074,327)
Total	$835,218,886
Class A Shares
Net Assets	$414,882,493
Shares Outstanding	52,565,368
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.89
Maximum Offering Price Per Share (100 ÷ 95.25 of $7.89)	$8.28
Class B Shares
Net Assets	$194,351,119
Shares Outstanding	26,023,079
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.47
Class C Shares
Net Assets	$225,985,274
Shares Outstanding	30,238,494
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$7.47

On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended October 31, 2006

Investment Income
Interest allocated from Portfolios (net of foreign taxes, $50,771)	$42,416,628
Dividends allocated from Portfolios	75,094
Expenses allocated from Portfolios	(4,417,744)
Net investment income from Portfolios	$38,073,978
Expenses
Trustees' fees and expenses	$3,422
Distribution and service fees Class A	818,765
Class B	1,970,585
Class C	1,801,497
Transfer and dividend disbursing agent fees	544,707
Legal and accounting services	81,338
Registration fees	68,884
Printing and postage	56,811
Custodian fee	42,721
Miscellaneous	7,917
Total expenses	$5,396,647
Net investment income	$32,677,331
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$(1,259,343)
Financial futures contracts	1,642,648
Swap contracts	1,273,888
Foreign currency and forward foreign currency exchange contract transactions	7,907,780
Net realized gain	$9,564,973
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$3,833,397
Financial futures contracts	396,529
Swap contracts	(489,069)
Foreign currency and forward foreign currency exchange contracts	542,621
Net change in unrealized appreciation (depreciation)	$4,283,478
Net realized and unrealized gain	$13,848,451
Net increase in net assets from operations	$46,525,782

See notes to financial statements

4

Eaton Vance Strategic Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$32,677,331	$17,106,069
Net realized gain from investments, financial futures contracts, swap contracts, and foreign currency	9,564,973	17,545,998
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	4,283,478	(8,013,037)
Net increase in net assets from operations	$46,525,782	$26,639,030
Distributions to shareholders — From net investment income
Class A	$(23,178,195)	$(15,134,992)
Class B	(12,559,493)	(12,983,253)
Class C	(11,396,339)	(8,531,282)
Tax Return of Capital
Class A	(250,996)	—
Class B	(159,237)	—
Class C	(145,751)	—
Total distributions to shareholders	$(47,690,011)	$(36,649,527)
Transactions in shares of beneficial interest — Proceeds from sale of shares
Class A	$254,028,611	$142,688,114
Class B	38,705,907	47,794,361
Class C	111,040,586	67,794,237
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	13,809,763	8,356,311
Class B	5,282,097	5,084,301
Class C	5,632,409	4,022,854
Cost of shares redeemed
Class A	(100,111,423)	(74,405,319)
Class B	(37,304,209)	(40,134,237)
Class C	(38,980,835)	(24,052,318)
Net asset value of shares exchanged
Class A	8,801,199	4,464,177
Class B	(8,801,199)	(4,464,177)
Net increase in net assets from Fund share transactions	$252,102,906	$137,148,304
Net increase in net assets	$250,938,677	$127,137,807

Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
At beginning of year	$584,280,209	$457,142,402
At end of year	$835,218,886	$584,280,209
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(316,899)	$1,445,991

See notes to financial statements

5

Eaton Vance Strategic Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of year	$7.900	$8.030	$8.100	$7.550	$8.030
Income (loss) from operations
Net investment income	$0.398	$0.294	$0.286	$0.336	$0.504
Net realized and unrealized gain (loss)	0.161	0.166	0.273	0.883	(0.286)
Total income from operations	$0.559	$0.460	$0.559	$1.219	$0.218
Less distributions
From net investment income	$(0.563)	$(0.590)	$(0.629)	$(0.669)	$(0.670)
From paid-in capital	—	—	—	—	(0.028)
From tax return of capital	(0.006)	—	—	—	—
Total distributions	$(0.569)	$(0.590)	$(0.629)	$(0.669)	$(0.698)
Net asset value — End of year	$7.890	$7.900	$8.030	$8.100	$7.550
Total Return(3)	7.30%	5.85%	7.18%	16.65%	2.68%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$414,882	$238,973	$162,022	$48,738	$17,418
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.99%	1.02%	1.06%	1.11%	1.17%
Expenses after custodian fee reduction(4)	0.99%	1.02%	1.06%	1.11%	1.17%
Net investment income	5.04%	3.66%	3.57%	4.19%	6.39%
Portfolio Turnover of the Strategic Income Portfolio	41%	59%	55%	71%	63%
Portfolio Turnover of the High Income Portfolio	62%	62%	80%	122%	88%
Portfolio Turnover of the Floating Rate Portfolio	50%	57%	67%	—	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income per share by $0.095, decrease net realized and unrealized loss per share by $0.095 and decrease the ratio of net investment income to average net assets from 7.58% to 6.39%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

6

Eaton Vance Strategic Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of year	$7.480	$7.600	$7.660	$7.150	$7.600
Income (loss) from operations
Net investment income	$0.320	$0.223	$0.224	$0.269	$0.425
Net realized and unrealized gain (loss)	0.153	0.159	0.254	0.817	(0.272)
Total income from operations	$0.473	$0.382	$0.478	$1.086	$0.153
Less distributions
From net investment income	$(0.477)	$(0.502)	$(0.538)	$(0.576)	$(0.575)
From paid-in capital	—	—	—	—	(0.028)
From tax return of capital	(0.006)	—	—	—	—
Total distributions	$(0.483)	$(0.502)	$(0.538)	$(0.576)	$(0.603)
Net asset value — End of year	$7.470	$7.480	$7.600	$7.660	$7.150
Total Return(3)	6.50%	5.12%	6.47%	15.61%	1.96%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$194,351	$196,766	$191,765	$217,341	$173,780
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.74%	1.77%	1.81%	1.86%	1.93%
Expenses after custodian fee reduction(4)	1.74%	1.77%	1.81%	1.86%	1.93%
Net investment income	4.27%	2.94%	2.95%	3.57%	5.68%
Portfolio Turnover of the Strategic Income Portfolio	41%	59%	55%	71%	63%
Portfolio Turnover of the High Income Portfolio	62%	62%	80%	122%	88%
Portfolio Turnover of the Floating Rate Portfolio	50%	57%	67%	—	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income per share by $0.090, decrease net realized and unrealized loss per share by $0.090 and decrease the ratio of net investment income to average net assets from 6.86% to 5.68%.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

7

Eaton Vance Strategic Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2006(1)		2005(1)(2)		2004(1)(2)	2003(1)(2)	2002(1)(2)(3)
Net asset value — Beginning of year	$7.480	(2)	$7.610		$7.670	$7.160	$7.610
Income (loss) from operations
Net investment income	$0.320		$0.222		$0.219	$0.267	$0.426
Net realized and unrealized gain (loss)	0.153		0.150		0.260	0.819	(0.273)
Total income from operations	$0.473		$0.372		$0.479	$1.086	$0.153
Less distributions
From net investment income	$(0.477	)(2)	$(0.502)		$(0.539)	$(0.576)	$(0.581)
From paid-in capital	—		—		—	—	(0.022)
From tax return of capital	(0.006)		—		—	—	—
Total distributions	$(0.483)		$(0.502)		$(0.539)	$(0.576)	$(0.603)
Net asset value — End of year	$7.470		$7.480		$7.610	$7.670	$7.160
Total Return(4)	6.50%		5.21	%(5)	6.45%	15.68%	1.95%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$225,985		$148,541		$103,355	$74,117	$45,414
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.74%		1.77%		1.81%	1.86%	1.93%
Expenses after custodian fee reduction(6)	1.74%		1.77%		1.81%	1.86%	1.93%
Net investment income	4.29%		2.91%		2.89%	3.53%	5.69%
Portfolio Turnover of the Strategic Income Portfolio	41%		59%		55%	71%	63%
Portfolio Turnover of the High Income Portfolio	62%		62%		80%	122%	88%
Portfolio Turnover of the Floating Rate Portfolio	50%		57%		67%	—	—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.2632979-for-1 stock split effective on November 11, 2005.

(3)  The Fund, through its investment in the Portfolios, adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolios reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was to decrease net investment income per share by $0.089, decrease net realized and unrealized loss per share by $0.089 and decrease the ratio of net investment income to average net assets from 6.88% to 5.69%.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(6)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

8

Eaton Vance Strategic Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Eaton Vance Strategic Income Fund (the Fund) is a series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund is structured as a fund-of-funds and as of October 31, 2006, invested all of its investable assets in interests in three Portfolios: Strategic Income Portfolio, High Income Portfolio, and Floating Rate Portfolio (the Portfolios), which are New York Trusts. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Strategic Income Portfolio, High Income Portfolio, and Floating Rate Portfolio (87.9%, 6.3%, and 3.7%, respectively, at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Strategic Income Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio and Floating Rate Portfolio. A copy of the financial statements of High Income Portfolio and Floating Rate Portfolio are available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD) by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Strategic Income Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: Investments listed on securities exchanges are valued at closing sale prices. Investments listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. The Portfolio also invests in interests in senior floating rate loans (Senior Loans). The Portfolio's investment adviser, Boston Management and Research (BMR) a wholly owned subsidiary of Eaton Vance Management (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by section 2(a)(41) of the Investment Company Act of 1940. Floating Rate Portfolio's valuation policies are as follows: Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Portfolio's investment adviser under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a Matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser

9

Eaton Vance Strategic Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair value determinations are made by the portfolio managers of a Trust based on information available to such managers. The portfolio managers of other trusts managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of Floating Rate Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other trusts managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of Floating Rate Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in sixty days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than sixty days they will be valued by a pricing service. Over-the-counter options are valued at the mean between the bid and the asked price provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Financial futures contracts listed on the commodity exchanges and options thereon are valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value as determined in good faith by or at the direction of the Trustees. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value (unless the Fund deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Fund may rely on an independent fair valuation service in making any such adjustment as to the value of a foreign equity security.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for Federal income tax purposes, had a capital loss carryover of $37,131,458 which will reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss

10

Eaton Vance Strategic Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

carryover will expire on October 31, 2007 ($7,933,008), October 31, 2009 ($9,854,300), October 31, 2010 ($14,208,464), October 31, 2011 ($1,234,272), October 31, 2012 ($2,342,991) and October 31, 2014 ($1,558,423). At October 31, 2006, the amount of the tax basis capital loss carryforward differed from the accumulated net realized loss due primarily to the timing of recording gain/loss on certain futures contracts. During the year ended October 31, 2006, capital loss carryovers in the amount of ($1,611,493) has expired.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

  2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are ordinarily paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2006 and October 31, 2005 was as follows:

	Year Ended October 31,
	2006	2005
Distributions declared from:
Ordinary income	$47,134,027	$36,649,527
Tax return of capital	555,984	—

During the year ended October 31, 2006, distributions in excess of net investment income was decreased by $12,693,806 and accumulated net realized loss was increased by $(11,317,995) and paid-in capital was decreased by $1,375,811, primarily due to differences between book and tax accounting for financial futures contracts, swaps, foreign currency transactions; amortization/accretion; expired capital loss carryovers and paydown losses. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(37,131,458)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences between book and tax policies for swap contracts, financial futures contracts, straddles and the timing of recognizing distributions to shareholders.

11

Eaton Vance Strategic Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2006	2005
Sales	32,136,571	17,751,914
Issued to shareholders electing to receive payments of distributions in Fund shares	1,747,890	1,041,682
Redemptions	(12,677,736)	(9,285,301)
Exchange from Class B shares	1,115,186	557,285
Net increase	22,321,911	10,065,580
	Year Ended October 31,
Class B	2006	2005
Sales	5,168,892	6,285,187
Issued to shareholders electing to receive payments of distributions in Fund shares	705,805	669,200
Redemptions	(4,988,803)	(5,280,517)
Exchange to Class A shares	(1,177,540)	(588,236)
Net increase (decrease)	(291,646)	1,085,634
	Year Ended October 31,
Class C	2006(1)	2005(1)
Sales	14,847,438	8,902,060
Issued to shareholders electing to receive payments of distributions in Fund shares	753,078	529,300
Redemptions	(5,216,478)	(3,167,321)
Net increase	10,384,038	6,264,039

(1)  Transactions have been restated to reflect the effects of a 1.2632979-for-1 stock split effective on November 11, 2005.

  4  Investment Adviser Fee and Other Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolio's Notes to financial statements. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations. EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2006, EVM received $31,441 in sub-transfer agent fees. The Fund was informed that EVD, a subsidiary of EVM and the Fund's principal underwriter, received $188,220 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2006.

  5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $818,765 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 4.5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD, of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,477,939 and $1,351,123 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $37,932,000 and $16,498,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize

12

Eaton Vance Strategic Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2006 amounted to $492,646 and $450,374 for Class B and Class C shares, respectively.

  6  Contingent Deferred Sales Charge

Effective September 15, 2006, all purchases of Class A shares of $1 million of more will be subject to a 1% contingent deferred sales charge (CDSC) in the event of a redemption within 18 months of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) were subject to a 1% CDSC if redeemed within 12 months of purchase. A CDSC generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC charges received on Class B and Class C redemptions when no Uncovered Distribution Charges exist for the respective classes will be retained by to the Fund. The Fund has been informed that EVD received approximately $16,000, $557,000 and $51,000 of CDSC paid by shareholders of Class A, Class B and Class C shares, respectively, during the year ended October 31, 2006.

  7  Investment Transactions

Increases and decreases in the Fund's investment in the Strategic Income Portfolio for the year ended October 31, 2006, aggregated $408,680,053 and $357,524,690, respectively. Increases and decreases in the Fund's investment in the Floating Rate Portfolio for the year ended October 31, 2006 aggregated $148,200,000 and $0, respectively. There were no changes to the Fund's investment in the High Income Portfolio for the year ended October 31, 2006.

  8  Investment in Portfolios

For the year ended October 31, 2006, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

	Strategic Income Portfolio	High Income Portfolio	Floating Rate Portfolio	Total
Interest income (net of foreign taxes of $50,771, $0, $0 and $50,771, respectively)	$23,604,621	$5,579,453	$13,232,554	$42,416,628
Dividend income	26,902	48,021	171	75,094
Expenses	(3,025,897)	(379,475)	(1,012,372)	(4,417,744)
Net investment income	$20,605,626	$5,247,999	$12,220,353	$38,073,978
Net realized gain (loss) —
Investment transactions	$(2,447,048)	$1,271,354	$(83,649)	$(1,259,343)
Financial futures contracts	1,642,648			1,642,648
Swap contracts	1,220,994	16,483	36,411	1,273,888
Foreign currency and forward foreign currency exchange contracts	8,711,626	1,152	(804,998)	7,907,780
Net realized gain (loss)	$9,128,220	$1,288,989	$(852,236)	$9,564,973
Change in unrealized appreciation (depreciation)
Investments	$3,139,820	$534,640	$158,937	$3,833,397
Financial futures contracts	396,529	—	—	396,529
Swap contracts	(512,535)	(9,192)	32,658	(489,069)
Foreign currency and forward foreign currency exchange contracts	747,108	5,620	(210,107)	542,621
Net change in unrealized appreciation (depreciation)	$3,770,922	$531,068	$(18,512)	$4,283,478

13

Eaton Vance Strategic Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  9  Stock Split

On October 17, 2005, the Trustees of the Fund approved a 1.2632979-for-1 stock split for Class C shares, effective November 11, 2005. The stock split had no impact on the overall value of a shareholder's investment in the Fund.

  10  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Strategic Income Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund (the "Fund"), a series of Eaton Vance Mutual Funds Trust, at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 27, 2006

15

Eaton Vance Strategic Income Fund as of October 31, 2006

FEDERAL TAX INFORMATION

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Strategic Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Bonds & Notes — 66.2%
Security	Principal		U.S. $ Value
Brazil — 0.7%
Nota Do Tesouro Nacional, 10.00%, 1/1/14	BRL	9,627,000	$3,774,432
Total Brazil (identified cost $3,623,899)			$3,774,432
Chile — 0.6%
JP Morgan Chilean Inflation Linked Note, 7.433%, 11/17/15(1)		$3,000,000	$3,221,100
Total Chile (identified cost $3,000,000)			$3,221,100
Colombia — 1.1%
Republic of Colombia, 11.75%, 3/1/10	COP	13,690,000,000	$6,398,942
Total Colombia (identified cost $6,465,272)			$6,398,942
Egypt — 2.9%
Egyptian Treasury Bill, 0.00%, 11/21/06	EGP	16,275,000	$2,824,131
Egyptian Treasury Bill, 0.00%, 12/5/06	EGP	16,000,000	2,766,493
Egyptian Treasury Bill, 0.00%, 12/12/06	EGP	27,200,000	4,694,668
Egyptian Treasury Bill, 0.00%, 12/26/06	EGP	20,475,000	3,521,379
Egyptian Treasury Bill, 0.00%, 2/27/07	EGP	15,410,000	2,607,850
Total Egypt (identified cost $16,439,400)			$16,414,521
Indonesia — 3.3%
APP Finance VI, 0.00%, 11/18/12(2)(3)(4)		$4,000,000	$50,000
APP Finance VII, 3.50%, 4/30/24(2)(3)(4)		2,000,000	50,000
Indonesia Recapital, 14.00%, 6/15/09	IDR	76,000,000,000	9,182,411
Republic of Indonesia, 12.00%, 9/15/11	IDR	80,000,000,000	9,405,000
Total Indonesia (identified cost $21,666,177)			$18,687,411
United States — 57.6%
Corporate Bonds & Notes — 0.4%
Baltimore Gas and Electric, 6.73%, 6/12/12		$400,000	$420,648
BellSouth Capital Funding, 6.04%, 11/15/26		300,000	300,020

Security	Principal	U.S. $ Value
United States (continued)
Eaton Corp., 8.875%, 6/15/19	$500,000	$640,089
Ingersoll-Rand Co., 6.48%, 6/1/25	1,050,000	1,147,486
Total Corporate Bonds & Notes (identified cost, $2,235,760)		$2,508,243
Collateralized Mortgage Obligations — 7.6%
Federal Home Loan Mortgage Corp., Series 1548, Class Z, 7.00%, 7/15/23	$982,007	$1,010,213
Federal Home Loan Mortgage Corp., Series 1817, Class Z, 6.50%, 2/15/26	864,018	884,830
Federal Home Loan Mortgage Corp., Series 1927, Class ZA, 6.50%, 1/15/27	3,271,938	3,355,042
Federal Home Loan Mortgage Corp., Series 4, Class D, 8.00%, 12/25/22	748,302	776,308
Federal National Mortgage Association, Series 1992-180, Class F, 6.494%, 10/25/22(5)	3,418,657	3,525,633
Federal National Mortgage Association, Series 1993-104, Class ZB, 6.50%, 7/25/23	1,052,722	1,076,591
Federal National Mortgage Association, Series 1993-141, Class Z, 7.00%, 8/25/23	2,481,705	2,580,204
Federal National Mortgage Association, Series 1993-16, Class Z, 7.50%, 2/25/23	3,358,646	3,533,256
Federal National Mortgage Association, Series 1993-79, Class PL, 7.00%, 6/25/23	2,300,015	2,385,704
Federal National Mortgage Association, Series 1994-63, Class PJ, 7.00%, 12/25/23	4,696,356	4,721,095
Federal National Mortgage Association, Series 1994-79, Class Z, 7.00%, 4/25/24	2,996,836	3,115,949
Federal National Mortgage Association, Series 1994-89, Class ZQ, 8.00%, 7/25/24	1,924,323	2,070,853
Federal National Mortgage Association, Series 1996-35, Class Z, 7.00%, 7/25/26	753,312	786,000
Federal National Mortgage Association, Series 2000-49, Class A, 8.00%, 3/18/27	2,451,977	2,598,698
Federal National Mortgage Association, Series 2001-37, Class GA, 8.00%, 7/25/16	571,231	596,993
Federal National Mortgage Association, Series G93-1, Class K, 6.675%, 1/25/23	3,623,109	3,744,615
Government National Mortgage Association, Series 2001-35, Class K, 6.45%, 10/26/23	816,550	835,258
Government National Mortgage Association, Series 2002-48, Class OC, 6.00%, 9/16/30	5,000,000	5,039,438
Total Collateralized Mortgage Obligations (identified cost, $43,780,947)		$42,636,680

See notes to financial statements

17

Strategic Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Principal	U.S. $ Value
United States (continued)
Mortgage Pass-Throughs — 48.3%
Federal Home Loan Mortgage Corp.:
5.463% with maturity at 2023(6)	$1,857,189	$1,868,218
6.00% with maturity at 2024	7,464,934	7,606,319
6.50% with various maturities to 2024	9,114,423	9,429,172
7.00% with various maturities to 2024	3,474,196	3,654,639
7.31% with maturity at 2026	784,032	829,158
7.50% with various maturities to 2026	7,680,666	8,206,056
7.95% with maturity at 2022	919,927	993,549
8.00% with various maturities to 2021	222,944	233,573
8.15% with maturity at 2021	673,905	678,788
8.30% with maturity at 2021	508,568	553,514
8.47% with maturity at 2018	474,170	515,198
8.50% with various maturities to 2028	3,308,041	3,634,526
9.00% with various maturities to 2027	1,912,679	2,117,035
9.25% with various maturities to 2016	227,174	232,213
9.50% with various maturities to 2027	698,720	781,497
9.75% with various maturities to 2020	63,336	67,659
10.50% with maturity at 2021	1,123,543	1,283,147
11.00% with maturity at 2016	1,723,063	1,954,430
13.25% with maturity at 2013	4,042	4,528
		$44,643,219
Federal National Mortgage Association:
5.134% with various maturities to 2033(6)	$43,774,009	$43,790,027
5.32% with maturity at 2035(6)	12,755,177	12,756,918
5.34% with various maturities to 2035(6)	88,999,935	88,954,873
5.382% with maturity at 2022(6)	4,868,466	4,869,530
5.49% with maturity at 2025(6)	3,153,814	3,167,598
5.534% with maturity at 2023(6)	666,590	676,773
5.69% with maturity at 2024(6)	2,957,648	2,985,404
6.322% with maturity at 2032(6)	9,324,852	9,496,369
6.50% with various maturities to 2028	7,198,270	7,435,468
6.622% with maturity at 2028(6)	731,984	748,368
7.00% with various maturities to 2024	1,764,358	1,845,311
7.50% with various maturities to 2027	11,294,862	11,886,196
8.00% with various maturities to 2028	13,143,289	14,199,062
8.50% with various maturities to 2026	332,055	347,412
8.946% with maturity at 2010	156,978	162,306
9.00% with various maturities to 2024	1,166,130	1,264,470
9.013% with maturity at 2028	2,013,757	2,214,603
9.50% with various maturities to 2030	2,725,455	3,048,893
		$209,849,581
Government National Mortgage Association:
5.125% with maturity at 2024(6)	$1,338,795	$1,364,866
7.00% with various maturities to 2024	3,418,716	3,597,573
7.50% with various maturities to 2028	4,254,006	4,543,789
7.75% with maturity at 2019	47,724	51,203

Security	Principal	U.S. $ Value
United States (continued)
8.00% with various maturities to 2023	$1,664,532		$1,801,695
8.30% with various maturities to 2020	418,687		453,320
8.50% with various maturities to 2021	319,230		346,353
9.00% with various maturities to 2025	1,242,546		1,374,207
9.50% with various maturities to 2026	3,728,870		4,210,560
			$17,743,566
Total Mortgage Pass-Throughs (identified cost, $273,440,906)			$272,236,366
Auction Rate Certificates — 0.9%
Colorado Educational and Cultural Facilities Authority, (The Nature Conservancy), Variable Rate Demand Note, 5.30%, 7/1/33(6)	$2,575,000		$2,575,000
Colorado Educational and Cultural Facilities Authority, (The Nature Conservancy), Variable Rate Demand Note, 5.40%, 7/1/32(6)	2,425,000		2,425,000
Total Auction Rate Certificates (identified cost, $5,000,000)			$5,000,000
U.S. Treasury Obligations — 0.4%
United States Treasury Bond, 7.875%, 2/15/21(7)— (identified cost, $1,814,074)	$1,500,000		$1,975,196
Total United States (identified cost $326,271,687)			$324,356,485
Total Bonds & Notes (identified cost, $377,466,435)			$372,852,891
Common Stocks — 0.2%
Security	Shares	Value
China — 0.2%
Commercial Banks — 0.2%
Industrial and Commercial Bank of China(2)	2,191,752	HKD	980,341
			980,341
Total China (identified cost $873,015)			980,341

See notes to financial statements

18

Strategic Income Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Indonesia — 0.0%
Business Services — 0.0%
APP China(2)	8,155	$326,200
		$326,200
Total Indonesia (identified cost $1,522,635)		$326,200
Total Common Stocks (identified cost $2,395,650)		$1,306,541
Short-Term Investments — 33.5%
Security	Principal	Value
Bavaria TRR Corp., Commercial Paper, 5.27%, 11/1/06	$22,000,000	$22,000,000
Golden Fish, LLC, Commercial Paper, 5.29%, 11/20/06	25,000,000	24,930,201
Investors Bank and Trust Company Time Deposit, 5.31%, 11/1/06	578,711	578,711
Investors Bank and Trust Company Time Deposit, 5.31%, 11/1/06(8)	31,405,000	31,405,000
La Fayette Asset Securitization, LLC, Commercial Paper, 5.28%, 11/14/06	20,000,000	19,961,866
Polonius Inc., Commercial Paper, 5.28%, 11/16/06	20,000,000	19,956,000
Rhineland Funding Capital Corp., Commercial Paper, 5.30%, 11/3/06	20,000,000	19,994,111
Starbird Funding Corp., Commercial Paper, 5.27%, 11/7/06	25,000,000	24,978,042
World Omni Vehicles Leasing, Commercial Paper, 5.29%, 11/8/06	25,000,000	24,974,285
Total Short-Term Investments (at amortized cost, $188,778,216)		$188,778,216
Call Options Purchased — 0.4%
Security	Principal Amount (000's omitted)	Value
Euro Call Option, Expires 10/02/2008, Strike Price 1.2738(9)	$800	$49,525
Euro Call Option, Expires 10/14/2008, Strike Price 1.2950(9)	800	41,333
Euro Call Option, Expires 10/20/2008, Strike Price 1.2990(9)	800	40,050
Euro Call Option, Expires 10/30/2008, Strike Price 1.3155(9)	800	34,778
Kospi 200 Index, Expires 3/12/07, Strike Price 143.946	37,083	1,255,753

Call Options Purchased (continued)
Security	Principal Amount (000's omitted)	Value
Taiwan SE Index, Expires 3/12/07, Strike Price 6808.125	$32	$401,874
Total Call Options Purchased (identified cost, $808,350)		$1,823,313
Put Options Purchased — 0.0%
Security	Principal Amount (000's omitted)	Value
Euro Put Option, Expires 10/02/2008, Strike Price 1.2738(9)	$800	$25,818
Euro Put Option, Expires 10/14/2008, Strike Price 1.2950(9)	800	32,847
Euro Put Option, Expires 10/20/2008, Strike Price 1.2990(9)	800	34,346
Euro Put Option, Expires 10/30/2008, Strike Price 1.3155(9)	800	40,732
Total Put Options Purchased (identified cost, $166,880)		$133,743
Total Investments — 100.3% (identified cost $569,615,531)		$564,894,704
Other Assets, Less Liabilities — (0.3)%		$(1,668,866)
Net Assets — 100.0%		$563,225,838

BRL - Brazilian Real

COP - Colombian Peso

EGP - Egyptian Pound

HKD - Hong Kong Dollar

IDR - Indonesian Rupiah

(1)  Security pays 3.8% coupon and accrues principal based on annual increases in the Chilean UF Rate, for an effective yield of 7.433%.

(2)  Non-income producing security.

(3)  Convertible bond.

(4)  Defaulted security.

(5)  Floating-Rate.

(6)  Adjustable rate securities. Rates shown are the rates at period end.

(7)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(8)  Security (or a portion thereof) has been segregated to cover swap contracts.

(9)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

See notes to financial statements

19

Strategic Income Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $569,615,531)	$564,894,704
Cash	870
Receivable for investments sold	399,371
Interest receivable	2,890,657
Receivable for daily variation margin on open financial futures contracts	493,688
Receivable for open forward foreign currency contracts	1,949,700
Receivable for open swap contracts	718,352
Total assets	$571,347,342
Liabilities
Payable for investments purchased	$3,525,592
Payable for open swap contracts	2,751,968
Payable for open forward foreign currency contracts	1,419,839
Payable for options purchased	78,530
Payable to affiliate for investment advisory fees	220,246
Payable to affiliate for administration fees	72,020
Payable to affiliate for Trustees' fees	1,629
Accrued expenses	51,680
Total liabilities	$8,121,504
Net Assets applicable to investors' interest in Portfolio	$563,225,838
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$568,340,173
Net unrealized depreciation (computed on the basis of identified cost)	(5,114,335)
Total	$563,225,838

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest (net of foreign taxes, $52,362)	$25,189,818
Dividends	27,396
Total investment income	$25,217,214
Expenses
Investment adviser fee	$2,172,996
Administration fee	732,529
Trustees' fees and expenses	20,040
Custodian fee	173,095
Legal and accounting services	131,482
Miscellaneous	20,043
Total expenses	$3,250,185
Deduct — Reduction of custodian fee	$2,126
Total expense reductions	$2,126
Net expenses	$3,248,059
Net investment income	$21,969,155
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(2,390,296)
Financial futures contracts	1,634,027
Swap contracts	1,207,227
Foreign currency and forward foreign currency exchange contract transactions	9,182,615
Net realized gain	$9,633,573
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$3,432,128
Financial futures contracts	448,501
Swap contracts	(613,963)
Foreign currency and forward foreign currency exchange contracts	729,936
Net change in unrealized appreciation (depreciation)	$3,996,602
Net realized and unrealized gain	$13,630,175
Net increase in net assets from operations	$35,599,330

See notes to financial statements

20

Strategic Income Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$21,969,155	$12,219,840
Net realized gain from investments, financial futures contracts, swap contracts, and foreign currency, and forward foreign currency exchange contract transactions	9,633,573	16,473,681
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contracts	3,996,602	(6,003,853)
Net increase in net assets from operations	$35,599,330	$22,689,668
Capital transactions — Contributions	$547,451,590	$258,350,420
Withdrawals	(430,504,785)	(194,304,717)
Net increase in net assets from capital transactions	$116,946,805	$64,045,703
Net increase in net assets	$152,546,135	$86,735,371
Net Assets
At beginning of year	$410,679,703	$323,944,332
At end of year	$563,225,838	$410,679,703

See notes to financial statements

21

Strategic Income Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2006	2005	2004	2003	2002(1)
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.66%	0.66%	0.68%	0.71%	0.77%
Expenses after custodian fee reduction	0.66%	0.66%	0.68%	0.71%	0.77%
Net investment income	4.49%	3.23%	3.10%	3.36%	5.88%
Portfolio Turnover	41%	59%	55%	71%	63%
Total Return	7.60%	6.48%	6.97%	12.97%	5.25%
Net assets, end of year (000's omitted)	$563,226	$410,680	$323,944	$277,081	$190,453

(1)  The Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market premiums on fixed-income securities, excluding mortgage-backed securities, and accreting certain discounts using a different methodology. Additionally, the Portfolio reclassified net losses realized on prepayments received on mortgage-backed securities that were previously included in realized gains/losses to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in the ratio of net investment income to average net assets from 7.32% to 5.88%.

See notes to financial statements

22

Strategic Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Strategic Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as an open-end investment company. The Portfolio was organized as a trust under the laws of the State of New York in 1992. The Portfolio's investment objective is to provide a high level of income and total return by investing in a global portfolio consisting primarily of high grade debt securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2006, Eaton Vance Strategic Income Fund and Eaton Vance Medallion Strategic Income Fund held an approximate 87.9% and 12.1% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Most seasoned mortgage backed securities ("MBS") are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Debt securities (other than short-term obligations maturing in sixty days or less but including collateralized mortgage obligations and certain MBS), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Marketable securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest available bid and ask prices. When valuing foreign investments that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable or other instruments that have strong correlation to the fair-valued securities. Financial futures contracts and options thereon listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations and money-market securities maturing in sixty days or less are valued at amortized cost which approximates value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which market quotations are unavailable and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income — Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

C  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit an amount (initial margin), either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest or currency exchange rates and investment purposes. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the

23

Strategic Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

difference between the value of the financial futures contract to sell and financial futures contract to buy.

E  When-Issued and Delayed Delivery Transactions — The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Written Options — The Portfolio may write call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option.

H  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

J  Reverse Repurchase Agreements — The Portfolio may enter into reverse repurchase agreements. Under such an agreement, the Portfolio temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed-upon price and time in the future. The Portfolio may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Portfolio's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Portfolio. The securities underlying such agreements continue to be treated as owned by the Portfolio and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Portfolio under reverse repurchase agreements is accrued daily.

24

Strategic Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

K  Total Return Swaps — The Portfolio may enter into swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Portfolio does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

L  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements for risk management purposes and not as a speculative investment. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a predetermined three-month London Interbank Offering Rate (LIBOR). In exchange, the Portfolio makes semi-annual payments at a predetermined fixed rate of interest. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. The Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

M  Credit Default Swaps — The Portfolio may enter into credit default swaps to buy or sell credit protection on an individual issuer or a basket of issuers of bonds. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have spent the stream of payments and received no benefit from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. During the period that the credit default swap contract is open, the contract is marked to market in accordance with the terms of the contract based on the current interest rate spreads and credit risk of the referred obligation of the underlying issuer and interest accrual through valuation date. Changes in the value of credit default swap contracts are recorded as unrealized gains or losses and periodic cash settlements are recorded as realized gains or losses. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

N  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

O  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

P  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

Q  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the

25

Strategic Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net assets (0.275% annually up to $500 million of average net assets) plus a percentage of gross income (i.e., income other than gains from the sale of investments and paydown gains/losses). Such percentages are reduced as average daily net assets and gross income exceed certain levels. For the year ended October 31, 2006, the fee was equivalent to 0.44% of the Portfolio's average net assets for such period and amounted to $2,172,996. An administration fee, computed at an effective annual rate of 0.15% of average daily net assets was also paid to BMR for administrative services and office facilities. Such fee amounted to $732,529 for the year ended October 31, 2006.

Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

  3  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR or EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2006.

  4  Investment Transactions

The Portfolio invests primarily in foreign government and U.S. Government debt securities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or country. The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt securities than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers. At October 31, 2006, the Portfolio had invested approximately 8.04% of its net assets or approximately $45,275,000 in high yield securities. Purchases and sales of investments, other than short-term obligations, and including paydowns on mortgage backed securities, for the year ended October 31, 2006 were as follows:

Purchases
Investments (non-U.S. Government)	$28,413,752
U.S. Government Securities	133,483,759
$161,897,511
Sales
Investments (non-U.S. Government)	$86,559,364
U.S. Government Securities	130,750,665
$217,310,029

26

Strategic Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, financial futures contracts and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of October 31, 2006, the Portfolio had sufficient cash and/or securities to cover potential obligations arising from forward contracts, swap contracts, open futures as well as margin requirements on open futures contracts. A summary of obligations under these financial instruments at October 31, 2006 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date(s)	Deliver	In exchange for	Net Unrealized Appreciation (Depreciation)
11/03/06	Brazilian Real 12,800,000	United States Dollar 5,967,366	$(19,538)
11/10/06	Canadian Dollar 8,500,000	United States Dollar 7,538,803	(49,425)
11/02/06	Serbian Dinar 171,000,000	Euro 2,164,557	(8,743)
11/02/06	Euro 50,706	United States Dollar 64,720	3
11/16/06	Japanese Yen 1,100,000,000	United States Dollar 9,439,467	32,154
11/14/06	New Zealand Dollar 13,823,278	Australian Dollar 11,900,000	(42,750)
01/08/07	Thai Bhat 338,000,000	United States Dollar 8,963,140	(246,251)
			$(334,550)

Purchases
Settlement Date(s)	In exchange for	Deliver	Net Unrealized Appreciation (Depreciation)
11/03/06	Brazilian Real 12,800,000	United States Dollar 5,824,006	$162,898
12/04/06	Brazilian Real 12,800,000	United States Dollar 5,933,068	19,590
11/02/06	Serbian Dinar 171,000,000	Euro 2,113,851	73,461
11/14/06	Serbian Dinar 115,000,000	Euro 1,432,397	34,436
11/16/06	Serbian Dinar 171,000,000	Euro 2,159,909	12,596
11/06/06	Egyptian Pound 20,219,267	United States Dollar 3,532,058	(7,634)
11/03/06	Indonesian Rupiah 75,000,000,000	United States Dollar 8,109,862	120,591
11/03/06	Indian Rupee 410,000,000	United States Dollar 8,926,627	177,700
11/09/06	Icelandic Kroner 812,296,000	Euro 9,421,196	(38,969)
11/27/06	Icelandic Kroner 773,754,000	Euro 8,925,219	(35,742)
11/28/06	Kazakhstan Tenge 354,300,000	United States Dollar 2,777,734	(4,104)
08/03/07	Kazakhstan Tenge 163,000,000	United States Dollar 1,376,689	(98,936)
11/09/06	Mexican Peso 86,070,000	United States Dollar 7,950,819	44,594
11/21/06	Mexican Peso 62,200,000	United States Dollar 5,739,967	34,821
11/10/06	Malaysian Ringgit 52,900,000	United States Dollar 14,421,242	67,542
11/13/06	Malaysian Ringgit 43,200,000	United States Dollar 11,711,126	122,627
12/01/06	Malaysian Ringgit 41,000,000	United States Dollar 11,185,377	55,430
11/03/06	Phillippines Peso 563,800,000	United States Dollar 11,305,847	6,352
12/01/06	Phillippines Peso 562,000,000	United States Dollar 11,235,730	21,584
11/03/06	Romanian Leu 27,425,000	Euro 7,777,715	25,385

27

Strategic Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Settlement Date(s)	In exchange for	Deliver	Net Unrealized Appreciation (Depreciation)
11/13/06	Romanian Leu 24,100,000	Euro 6,825,262	$21,833
11/20/06	Romanian Leu 35,652,000	Euro 10,136,686	(31,603)
11/03/06	Singapore Dollar 12,300,000	United States Dollar 7,809,028	90,380
11/02/06	Turkish Lira 3,415,000	United States Dollar 2,332,332	7,446
11/03/06	Turkish Lira 9,500,000	United States Dollar 6,474,036	32,454
11/30/06	Turkish Lira 9,723,000	United States Dollar 6,643,662	(50,321)
			$864,411
Futures Contracts

Expiration Date(s)	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
12/06	80 Nikkei 225	Long	$6,514,000	$6,546,000	$32,000
12/06	1,653 U.S. 10 Year Treasury Note	Long	177,273,322	178,885,594	1,612,272
12/06	46 Japan 10 Year Bond	Short	(53,098,411)	(53,255,468)	(157,057)
12/06	165 FTSE/ JSE Africa Top 40 Index	Short	(4,483,198)	(4,838,074)	(354,876)
					$1,132,339

Descriptions of the underlying instruments to Futures Contracts: Nikkei 225: The Nikkei 225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. Japan 10 Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years. FTSE/JSE Africa Top 40 Index: Index designed to reflect the overall performance of the stocks of the largest companies on the JSE. The index is Co-owned and Co-managed by JSE and FTSE.

Interest Rate Swaps

As of October 31, 2006, the Portfolio had entered into an interest rate swap with JPMorgan Chase Bank N.A. whereby the Portfolio makes a payment every 28 days at a rate equal to the MXN-TIIE-BANXICO on the notional amount of 45,500,000 MXN. In exchange, the Portfolio receives payments every 28 days at a fixed rate equal to 9.870% on the same notional amount. The effective date of the interest rate swap is June 8, 2006. The value of the contract, which terminates June 26, 2016, is recorded as a receivable for open swap contracts of $403,094, on October 31, 2006.

As of October 31, 2006, the Portfolio had entered into an interest rate swap with JPMorgan Chase Bank N.A. whereby the Portfolio makes a payment every 28 days at a rate equal to the MXN-TIIE-BANXICO on the notional amount of 500,000,000 MXN. In exchange, the Portfolio receives payments every 28 days at a fixed rate equal to 7.620% on the same notional amount. The effective date of the interest rate swap is October 13, 2006. The value of the contract, which terminates October 12, 2007, is recorded as a receivable for open swap contracts of $41,400, on October 31, 2006.

28

Strategic Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Credit Default Swaps
Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
4,000,000	USD	4/6/2009	Agreement with JP Morgan Chase Bank dated 4/6/2004 to pay 3.60% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, JP Morgan Chase Bank agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to JP Morgan Chase Bank.	$(234,818)

10,000,000	USD	4/20/2010	Agreement with JP Morgan Chase Bank dated 4/1/2005 to pay 3.16% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, JP Morgan Chase Bank agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to JP Morgan Chase Bank.	(569,613)

5,000,000	USD	6/20/2011	Agreement with JP Morgan Chase Bank dated 4/26/2006 to pay 1.88% per year times the notional amount. In exchange for that periodic payment, upon a default event in the Republic of the Philippines, JP Morgan Chase Bank agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by the Republic of the Philippines to JP Morgan Chase Bank.	$(114,227)

5,000,000	USD	9/20/2011	Agreement with JP Morgan Chase Bank dated 7/21/2006 to pay 2.09% per year times the notional amount. In exchange for that periodic payment, upon a default event in the Republic of Indonesia, JP Morgan Chase Bank agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by the Republic of Indonesia to JP Morgan Chase Bank	(161,378)

5,000,000	USD	4/6/2014	Agreement with Morgan Stanley Capital Services Inc. dated 4/6/2004 to pay 4.05% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, Morgan Stanley Capital Services Inc. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to Morgan Stanley Capital Services Inc.	(478,294)

3,000,000	USD	1/29/2009	Agreement with Morgan Stanley Capital Services Inc. dated 1/29/2004 to pay 3.40% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, Morgan Stanley Capital Services Inc. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to Morgan Stanley Capital Services Inc.	(152,715)

50,000,000	USD	6/20/2015	Agreement with Goldman Sachs Capital Markets L.P., dated 6/16/2005 to pay 0.29% per year times the notional amount. In exchange for that periodic payment, upon a default event in Greece, Goldman Sachs Capital Markets L.P. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Greece to Goldman Sachs Capital Markets L.P.	(401,531)

30,000,000	USD	6/20/2020	Agreement with Goldman Sachs Capital Markets L.P., dated 3/23/2005 to pay 0.20% per year times the notional amount. In exchange for that periodic payment, upon a default event in Greece, Goldman Sachs Capital Markets L.P. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Greece to Goldman Sachs Capital Markets L.P.	53,681

6,000,000	USD	1/20/2011	Agreement with Barclays Bank, PLC dated 1/18/2006 to pay 0.75% per year times the notional amount. In exchange for that periodic payment, upon a default event in the Arab Republic of Egypt, Barclays Bank, PLC agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by the Arab Republic of Egypt to Barclays Bank, PLC.	(2,404)

29

Strategic Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation (Depreciation)
20,000,000	USD	6/20/2020	Agreement with Credit Suisse First Boston dated 3/23/2005 to pay 0.195% per year times the notional amount. In exchange for that periodic payment, upon a default event in Greece, Credit Suisse First Boston agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Greece to Credit Suisse First Boston.	45,546

5,000,000	USD	6/20/2011	Agreement with Credit Suisse First Boston dated 4/26/2006 to pay 1.88% per year times the notional amount. In exchange for that periodic payment, upon a default event in the Republic of the Philippines, Credit Suisse First Boston agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by the Republic of the Philippines to Credit Suisse First Boston.	$(114,227)

5,000,000	USD	7/20/2011	Agreement with Credit Suisse First Boston dated 7/18/2006 to pay 2.87% per year times the notional amount. In exchange for that periodic payment, upon default event Turkey, Credit Suisse First Boston agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey Credit Suisse First Boston.	(221,191)

5,000,000	USD	6/20/2011	Agreement with Citigroup Global Markets, Inc. dated 4/26/2006 to pay 1.88% per year times the notional amount. In exchange for that periodic payment, upon a default event in the Republic of the Philippines, Citigroup Global Markets, Inc. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by the Republic of the Philippines to Citigroup Global Markets, Inc.	(114,227)

10,000,000	USD	6/20/2011	Agreement with Citigroup Global Markets, Inc. dated 5/16/2006 to pay 1.73% per year times the notional amount. In exchange for that periodic payment, upon a default event in the Republic of the Indonesia, Citigroup Global Markets, Inc. agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by the Republic of Indonesia to Citigroup Global Markets, Inc.	(182,887)

7,000,000	USD	5/20/2011	Agreement with HSBC Bank USA dated 5/5/2006 to pay 1.30% per year times the notional amount. In exchange for that periodic payment, upon a default event in the Republic of Serbia, HSBC Bank USA agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by the Republic of Serbia to HSBC Bank USA.	116,181

13,112,000	USD	8/20/2009	Agreement with JP Morgan Chase Bank whereby the Portfolio makes a payment every 3 months at a fixed rate equal to 0.61% times the notional amount. In exchange for that periodic payment, upon a default event in the Republic of Brazil, JP Morgan Chase Bank agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by the Republic of Brazil to JP Morgan Chase Bank	(4,456)

8,434,000	USD	8/20/2011	Agreement with JP Morgan Chase Bank whereby the Portfolio receives a payment every 3 months at a fixed rate equal to 1.25% times the notional amount. In exchange for that periodic payment, upon a default event in the Republic of Brazil the portfolio agrees to pay JP Morgan Chase Bank the notional amount of the swap. To receive that payment, JP Morgan Chase Bank must deliver a bond (with par value equal to the notional amount of the swap) issued by the Republic of Brazil to JP Morgan Chase Bank	45,023

18,200,000	USD	12/20/2016	Agreement with Credit Suisse First Boston dated 10/19/2006 to pay 0.20% per year times the notional amount. In exchange for that periodic payment, upon a default event in the Republic of the Italy, Credit Suisse First Boston agrees to pay the Portfolio the notional amount of the swap. To receive that payment, the Portfolio must deliver a bond (with par value equal to the notional amount of the swap) issued by the Republic of the Italy to Credit Suisse First Boston.	13,427

30

Strategic Income Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

  6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$571,907,420
Gross unrealized appreciation	$2,438,306
Gross unrealized depreciation	(9,451,022)
Net unrealized depreciation	$(7,012,716)

The net unrealized depreciation on foreign currency, swaps, forwards and futures contracts at October 31, 2006 on a federal income tax basis was $(393,508).

  7  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

31

Strategic Income Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Strategic Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Strategic Income Portfolio (the "Portfolio") at October 31, 2006, and the results of its operations, the changes in its net assets, and the supplementary data for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 27, 2006

32

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

33

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the Strategic Income Portfolio, the Boston Income Portfolio, the Floating Rate Portfolio, the High Income Portfolio and the Investment Grade Income Portfolio (the "Portfolios"), the portfolios in which the Eaton Vance Strategic Income Fund (the "Fund") invests, each with Boston Management and Research (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Portfolios.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high grade debt securities. With respect to the Floating Rate Portfolio, the Board noted the experience of the Adviser's 29 bank loan investment professionals and other personnel who provide services to the Portfolios, including four portfolio managers and 15 analysts. With respect to the Boston Income Portfolio and High Income Portfolios, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

34

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five-and ten-year periods ended September 30, 2005 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that on a risk-adjusted basis, the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolios and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint for the Floating Rate Portfolio with respect to assets that exceed $10 billion, and for the Boston Income Portfolio with respect to assets that exceed $5 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, several of which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

35

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Floating Rate Portfolio (FRP), High Income Portfolio (HIP), Investment Grade Income Portfolio (IGIP) and Strategic Income Portfolio (SIP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of HIP and SIP since 1992; of FRP and IGIP since 2000 and BIP since 2001	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolios.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of HIP and SIP since 1993; of FRP and IGIP since 2000; of BIP since 2001 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

36

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of HIP and SIP since 1993; of FRP and IGIP since 2000 and BIP since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust, HIP and SIP since 1998; of FRP and IGIP since 2000 and of BIP since 2001	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of BIP and HIP	Vice President of HIP since 2000 and of BIP since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Elizabeth S. Kenyon 9/8/59	President of IGIP	Since 2002(2)	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	Vice President of IGIP	Since 2006	Vice President of EVM and BMR. Officer of 16 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust and IGIP	Vice President of the Trust since 2006 and of IGIP since 2002	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

37

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Scott H. Page 11/30/59	Vice President of FRP	Since 2000	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust and SIP	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President of FRP	Since 2002(2)	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	President of SIP	Since 2002(2)	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of BIP and HIP	Since 2002(2)	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

William J. Austin, Jr. 12/27/51	Treasurer of IGIP	Since 2002(2)	Vice President of EVM and BMR. Officer of 52 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of BIP, FRP, HIP and SIP	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager at PricewaterhouseCoopers, LLP (1997-2005). Officer of 71 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 1997	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Ms Kenyon served as Vice President of IGIP since 2001, Mr. Swaffield served as Vice President of FRP since 2000, Mr. Venezia served as Vice President of SIP since 1992, Mr. Weilheimer served as Vice President of HIP since 1995 and BIP since 2001 and Mr. Austin served as Assistant Treasurer of IGIP since 2000. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

38

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Investment Adviser of Strategic Income Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Strategic Income Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer and Dividend Disbursing Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
PricewaterhouseCoopers, LLP

125 High Street

Boston, MA 02110

Eaton Vance Strategic Income Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

028-12/06  SISRC

Annual Report October 31, 2006

EATON VANCE
FLOATING-RATE
& HIGH INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at www.sec.gov.

Eaton Vance Floating-Rate Fund as of October 3 1,2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 5.75% for the year ended October 31, 2006.(1) This return resulted from a decrease in net asset value per share (NAV) to $10.18 on October 31, 2006, from $10.22 on October 31, 2005, and the reinvestment of $0.612 in dividends.

•                  The Fund’s Class B shares had a total return of 5.06% for the year ended October 31, 2006.(1) This return resulted from a decrease in NAV to $9.84 on October 31, 2006, from $9.87 on October 31, 2005, and the reinvestment of $0.518 in dividends.

•                  The Fund’s Class C shares had a total return of 5.06% for the year ended October 31, 2006.(1) This return resulted from a decrease in NAV to $9.84 on October 31, 2006, from $9.87 on October 31, 2005, and the reinvestment of $0.518 in dividends.

•                  The Fund’s Class I shares had a total return of 6.00% for the year ended October 31, 2006.(1) This return resulted from a decrease in NAV to $9.84 on October 31, 2006, from $9.88 on October 31, 2005, and the reinvestment of $0.617 in dividends.

•                  The Fund’s Advisers Class shares had a total return of 5.74% for the year ended October 31, 2006.(1) This return resulted from a decrease in NAV to $9.84 on October 31, 2006, from $9.88 on October 31, 2005, and the reinvestment of $0.592 in dividends.

•                  For comparison, the S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar-denominated leveraged loans – had a total return of 6.49% for the same period.(2) The Lipper Loan Participation Funds Classification – the Fund’s peer group – had an average total return of 5.80% for the same period.(2) The lower total return performance of certain share classes relative to the Fund’s benchmark and peer group reflects the relatively conservative positioning of the Fund (and the lower average yield on its loan portfolio).

•                  Based on the Fund’s most recent dividends and NAVs on October 31, 2006 of $10.18 per share for Class A, $9.84 for Class B, $9.84 for Class C, $9.84 for Class I and $9.84 for Advisers Class, the Fund’s distribution rates were 6.73%, 5.98%, 5.98%, 6.99% and 6.73%, respectively.(3) The SEC 30-day yields for Class A, Class B, Class C, Class I and Advisers Class shares were 6.60%, 5.99%, 5.99%, 7.01% and 6.76%, respectively.(4)

The Fund’s Investments

•                  Floating Rate Portfolio’s investments included 562 borrowers spanning 38 industries at October 31, 2006, with an average loan size of just 0.17% of total investments, and no industry constituting more than 8% of total investments. Chemicals/plastics, building and development (including manufacturers of building products and companies that manage/own apartments, shopping malls and commercial office buildings, among others), business equipment and services, health care and cable and satellite television were the largest industry weightings.

•                  The loan market enjoyed relatively stable fundamentals during the fiscal year. Technical factors came more into balance, as record new issuance from strong merger and acquisition activity met robust investor demand. As a result, credit spreads stabilized after a period during which they had narrowed. The Fund also benefited from an increase in the London Inter-Bank Offered Rate – the benchmark over which loan interest rates are typically set – which rose in response to rate hikes from the U.S. Federal Reserve.

•                  The Floating Rate Portfolio had a 12.5% exposure in European loans at October 31, 2006. European loan issuance has grown significantly in 2006 and now represents roughly 25% of the global loan market. European loans increased the Portfolio’s investment universe, presenting further opportunities for diversification. In addition, because European spreads were slightly wider than the U.S.market, European exposure provided selected opportunities for yield enhancement. All of the Portfolio’s foreign loans were either dollar-denominated or hedged to help protect against foreign currency risk.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)

These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Advisers Class and Class I shares are offered to certain investors at net asset value

(2)

It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)	The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value.
(4)	The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30- day period by the offering price at the end of the period and annualizing the result.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Floating-Rate Fund as of October 31,2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. Theperformance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

					Advisers
Performance(1)	Class A	Class B	Class C	Class I	Class
Average Annual Total Returns (at net asset value)
One Year	5.75%	5.06%	5.06%	6.00%	5.74%
Five Years	N.A.	3.53	3.51	4.55	4.29
Life of Fund†	4.77	3.44	3.45	4.48	4.20
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	3.33%	0.08%	4.06%	6.00%	5.74%
Five Years	N.A.	3.18	3.51	4.55	4.29
Life of Fund†	4.09	3.29	3.45	4.48	4.20

† Inception Dates – Class A: 5/5/03; Class B: 2/5/01; Class C: 2/1/01; Class I: 1/30/01; Advisers Class: 2/7/01

(1)

Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. Adviser Class and Class I shares are offered to certain investors at net asset value. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 1-year SEC returns for Class C reflect 1% CDSC. Class A, Advisers Class and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Diversification by Industries(2)

By total investments

Chemicals & Plastics	6.7%
Building & Development	6.6
Business Equip. & Services	5.8
Health Care	5.6
Cable & Satellite Television	5.0
Leisure Goods/Activities/Movies	5.0
Publishing	4.8
Radio & Television	4.3
Automotive	3.8
Lodging & Casinos	3.6
Containers & Glass Products	3.6
Telecommunications	3.4
Electronics/Electrical	3.1
Financial Intermediaries	2.7
Retailers (Except Food & Drug)	2.5
Utilities	2.5
Conglomerates	2.4
Oil & Gas	2.4
Forest Products	2.4
Food Products	2.3%
Food Service	2.0
Aerospace & Defense	1.8
Ecological Services & Equip.	1.7
Food/Drug Retailers	1.7
Nonferrous Metals/Minerals	1.6
Industrial Equipment	1.5
Equipment Leasing	1.3
Beverage & Tobacco	1.3
Home Furnishings	1.1
Air Transport	0.9
Insurance	0.8
Surface Transport	0.5
Clothing/Textiles	0.5
Rail Industries	0.5
Drugs	0.4
Farming/Agriculture	0.3
Cosmetics/Toiletries	0.3
Real Estate	0.1

(2)                   Reflects the Fund’s investments in Floating Rate Portfolio as of October 31, 2006. Industries are shown as a percentage of the Portfolio’s total investments. Statistics may not be representative of current or future investments and are subject to change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Floating-Rate Fund Class B vs. the S&P/LSTA Leveraged Loan Index.*

* Sources: Standard & Poor’s; Thomson Financial. Class B of the Fund commenced operations on 2/5/01.

The investment in Class B shares would have been valued at $11,410 after the deduction of the applicable CDSC. A $10,000 hypothetical investment at net asset value in Class A on 5/5/03, Class C on 2/1/01, Class I on 1/30/01 and Advisers Class on 2/7/01 would have been valued at $11,765, $12,151, $12,869 and $12,661, respectively, on 10/31/06. A $10,000 hypothetical investment in Class A shares of the Fund at maximum offering price would have been valued at $11,501. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund Allocations(3)

By total investments

(3)          Reflects the Fund’s investment in Floating Rate Portfolio as of October 31, 2006. Allocations are shown as a percentage of the Fund’s total investments. Statistics may not be representative of current or future investments and are subject to change due to active management.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Floating-Rate & High Income Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Advisers Class	$1,000.00	$1,030.20	$5.32
Class A	$1,000.00	$1,029.50	$5.32
Class B	$1,000.00	$1,025.30	$9.14
Class C	$1,000.00	$1,025.30	$9.14
Class I	$1,000.00	$1,030.50	$4.04
Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.00	$5.30
Class A	$1,000.00	$1,020.00	$5.30
Class B	$1,000.00	$1,016.20	$9.10
Class C	$1,000.00	$1,016.20	$9.10
Class I	$1,000.00	$1,021.20	$4.02

* Expenses are equal to the Fund's annualized expense ratio of 1.04% for Advisers Class shares, 1.04% for Class A shares, 1.79% for Class B shares, 1.79% for Class C shares and 0.79% for Class I shares multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The example reflects the expenses of both the Fund and the Portfolios.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Floating Rate Portfolio, at value (identified cost, $1,650,178,510)	$1,658,162,884
Investment in High Income Portfolio, at value (identified cost, $242,401,158)	246,318,833
Receivable for Fund shares sold	6,691,279
Total assets	$1,911,172,996
Liabilities
Payable for Fund shares redeemed	$8,822,689
Dividends payable	2,954,622
Payable to affiliate for distribution and service fees	768,121
Payable to affiliate for administration fee	244,006
Payable to affiliate for Trustees' fees	282
Accrued expenses	374,317
Total liabilities	$13,164,037
Net Assets	$1,898,008,959
Sources of Net Assets
Paid-in capital	$1,913,336,300
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(28,760,213)
Accumulated undistributed net investment income	1,530,823
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	11,902,049
Total	$1,898,008,959
Advisers Shares
Net Assets	$841,865,365
Shares Outstanding	86,923,976
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.69
Class A Shares
Net Assets	$423,213,795
Shares Outstanding	41,094,902
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.30
Maximum Offering Price Per Share (100 ÷ 97.75 of $10.54)	$10.54
Class B Shares
Net Assets	$134,212,627
Shares Outstanding	13,863,571
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.68
Class C Shares
Net Assets	$445,986,913
Shares Outstanding	46,078,452
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.68
Class I Shares
Net Assets	$52,730,259
Shares Outstanding	5,442,030
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.69
On sales of $100,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest allocated from Portfolios	$137,405,009
Dividends allocated from Portfolios (Note 8)	183,697
Miscellaneous income allocated from Portfolio (Note 8)	454,854
Expenses allocated from Portfolios	(10,564,750)
Net investment income from Portfolios	$127,478,810
Expenses
Administration fee	$2,880,285
Trustees' fees and expenses	3,422
Distribution and service fees Advisers	1,992,924
Class A	1,114,776
Class B	1,494,948
Class C	4,814,027
Transfer and dividend disbursing agent fees	1,314,137
Printing and postage	270,058
Registration fees	148,338
Legal and accounting services	53,196
Custodian fee	35,102
Miscellaneous	13,550
Total expenses	$14,134,763
Net investment income	$113,344,047
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$2,684,929
Swap contracts	403,778
Foreign currency and forward foreign currency exchange contract transactions	(4,917,893)
Net realized loss	$(1,829,186)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$5,324,135
Swap contracts	256,280
Foreign currency and forward foreign currency exchange contract transactions	(2,018,493)
Net change in unrealized appreciation (depreciation)	$3,561,922
Net realized and unrealized gain	$1,732,736
Net increase in net assets from operations	$115,076,783

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$113,344,047	$80,218,394
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(1,829,186)	(1,163,130)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	3,561,922	(4,287,530)
Net increase in net assets from operations	$115,076,783	$74,767,734
Distributions to shareholders — From net investment income Advisers	$(49,695,417)	$(29,088,136)
Class A	(27,632,711)	(22,151,961)
Class B	(8,134,859)	(6,796,120)
Class C	(26,223,644)	(21,148,762)
Class I	(3,003,963)	(1,774,593)
Total distributions to shareholders	$(114,690,594)	$(80,959,572)
Transactions in shares of beneficial interest — Proceeds from sale of shares Advisers	$424,664,578	$497,649,282
Class A	158,084,702	310,332,995
Class B	7,842,985	16,819,856
Class C	87,555,753	172,756,357
Class I	28,205,944	31,368,361
Net asset value of shares issued to shareholders in payment of distributions declared Advisers	35,008,954	20,738,789
Class A	21,321,139	16,645,366
Class B	5,292,881	4,314,073
Class C	18,122,229	14,359,632
Class I	2,612,359	1,499,535
Cost of shares redeemed Advisers	(328,160,050)	(279,958,379)
Class A	(235,600,058)	(283,905,387)
Class B	(37,976,945)	(37,221,398)
Class C	(185,720,529)	(173,248,556)
Class I	(15,289,389)	(19,115,507)
Net asset value of shares exchanged Class A	4,793,984	1,763,637
Class B	(4,793,984)	(1,763,637)
Redemption Fees	98,648	119,705
Net increase (decrease) in net assets from Fund share transactions	$(13,936,799)	$293,154,724
Net increase (decrease) in net assets	$(13,550,610)	$286,962,886

Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
At beginning of year	$1,911,559,569	$1,624,596,683
At end of year	$1,898,008,959	$1,911,559,569
Accumulated undistributed net investment income included in net assets
At end of year	$1,530,823	$338,829

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of year	$9.680	$9.710	$9.610	$9.140	$9.550
Income (loss) from operations
Net investment income	$0.597	$0.451	$0.347	$0.407	$0.472
Net realized and unrealized gain (loss)	0.014	(0.031)	0.103	0.486	(0.408)
Total income from operations	$0.611	$0.420	$0.450	$0.893	$0.064
Less distributions
From net investment income	$(0.601)	$(0.451)	$(0.350)	$(0.423)	$(0.474)
Total distributions	$(0.601)	$(0.451)	$(0.350)	$(0.423)	$(0.474)
Redemption fees	$0.000 (3)	$0.001	$0.000 (3)	$0.000 (3)	$—
Net asset value — End of year	$9.690	$9.680	$9.710	$9.610	$9.140
Total Return(4)	6.49%	4.42%	4.76%	9.98%	0.62%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$841,865	$710,286	$474,219	$68,258	$30,960
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.05%	1.05%	1.06%	1.12%	1.15%
Expenses after custodian fee reduction(5)	1.05%	1.05%	1.06%	1.12%	1.15%
Net investment income	6.16%	4.65%	3.59%	4.32%	4.98%
Portfolio Turnover of the Floating-Rate Portfolio	50%	57%	67%	64%	76%
Portfolio Turnover of the High Income Portfolio	62%	62%	80%	118%	88%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 5.01% to 4.98%.

(3)  Amounts represent less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of year	$10.290	$10.320	$10.220	$10.000
Income (loss) from operations
Net investment income	$0.631	$0.475	$0.363	$0.179
Net realized and unrealized gain (loss)	0.018	(0.027)	0.109	0.241
Total income from operations	$0.649	$0.448	$0.472	$0.420
Less distributions
From net investment income	$(0.639)	$(0.479)	$(0.372)	$(0.200)
Total distributions	$(0.639)	$(0.479)	$(0.372)	$(0.200)
Redemption fees	$0.000 (3)	$0.001	$0.000 (3)	$—
Net asset value — End of year	$10.300	$10.290	$10.320	$10.220
Total Return(4)	6.49%	4.43%	4.69%	4.23%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$423,214	$474,435	$431,257	$39,128
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.05%	1.05%	1.07%	1.12	%(6)
Expenses after custodian fee reduction(5)	1.05%	1.05%	1.07%	1.12	%(6)
Net investment income	6.13%	4.60%	3.52%	3.68	%(6)
Portfolio Turnover of the Floating-Rate Portfolio	50%	57%	67%	64%
Portfolio Turnover of the High Income Portfolio	62%	62%	80%	118%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, May 7, 2003, to October 31, 2003.

(3)  Amounts represent less than $0.005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

(6)  Annualized.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of year	$9.680	$9.700	$9.600	$9.140	$9.550
Income (loss) from operations
Net investment income	$0.520	$0.373	$0.275	$0.348	$0.400
Net realized and unrealized gain (loss)	0.008	(0.017)	0.102	0.465	(0.407)
Total income (loss) from operations	$0.528	$0.356	$0.377	$0.813	$(0.007)
Less distributions
From net investment income	$(0.528)	$(0.377)	$(0.277)	$(0.353)	$(0.403)
Total distributions	$(0.528)	$(0.377)	$(0.277)	$(0.353)	$(0.403)
Redemption fees	$0.000 (3)	$0.001	$0.000 (3)	$—	$—
Net asset value — End of year	$9.680	$9.680	$9.700	$9.600	$9.140
Total Return(4)	5.60%	3.74%	3.98%	9.05%	(0.13)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$134,213	$163,795	$182,045	$161,457	$165,834
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.80%	1.80%	1.82%	1.87%	1.90%
Expenses after custodian fee reduction(5)	1.80%	1.80%	1.82%	1.87%	1.90%
Net investment income	5.37%	3.84%	2.84%	3.71%	4.22%
Portfolio Turnover of the Floating-Rate Portfolio	50%	57%	67%	64%	76%
Portfolio Turnover of the High Income Portfolio	62%	62%	80%	118%	88%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 4.25% to 4.22%.

(3)  Amounts represent less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of year	$9.680	$9.700	$9.600	$9.140	$9.540
Income (loss) from operations
Net investment income	$0.521	$0.374	$0.273	$0.346	$0.401
Net realized and unrealized gain (loss)	0.007	(0.018)	0.104	0.467	(0.398)
Total income from operations	$0.528	$0.356	$0.377	$0.813	$0.003
Less distributions
From net investment income	$(0.528)	$(0.377)	$(0.277)	$(0.353)	$(0.403)
Total distributions	$(0.528)	$(0.377)	$(0.277)	$(0.353)	$(0.403)
Redemption fees	$0.000 (3)	$0.001	$0.000 (3)	$—	$—
Net asset value — End of year	$9.680	$9.680	$9.700	$9.600	$9.140
Total Return(4)	5.59%	3.74%	3.98%	9.06%	(0.03)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$445,987	$525,843	$513,459	$303,297	$279,061
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.80%	1.80%	1.82%	1.87%	1.91%
Expenses after custodian fee reduction(5)	1.80%	1.80%	1.82%	1.87%	1.91%
Net investment income	5.38%	3.85%	2.83%	3.69%	4.23%
Portfolio Turnover of the Floating-Rate Portfolio	50%	57%	67%	64%	76%
Portfolio Turnover of the High Income Portfolio	62%	62%	80%	118%	88%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 4.26% to 4.23%.

(3)  Amounts represent less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)(2)
Net asset value — Beginning of year	$9.690	$9.710	$9.610	$9.150	$9.550
Income (loss) from operations
Net investment income	$0.623	$0.474	$0.373	$0.432	$0.500
Net realized and unrealized gain (loss)	0.003	(0.020)	0.102	0.476	(0.402)
Total income from operations	$0.626	$0.454	$0.475	$0.908	$0.098
Less distributions
From net investment income	$(0.626)	$(0.475)	$(0.375)	$(0.448)	$(0.498)
Total distributions	$(0.626)	$(0.475)	$(0.375)	$(0.448)	$(0.498)
Redemption fees	$0.000 (3)	$0.001	$0.000 (3)	$—	$—
Net asset value — End of year	$9.690	$9.690	$9.710	$9.610	$9.150
Total Return(4)	6.65%	4.78%	5.02%	10.14%	0.98%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$52,730	$37,200	$23,618	$3,355	$1,681
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	0.80%	0.80%	0.82%	0.87%	0.94%
Expenses after custodian fee reduction(5)	0.80%	0.80%	0.82%	0.87%	0.94%
Net investment income	6.42%	4.88%	3.85%	4.59%	5.24%
Portfolio Turnover of the Floating-Rate Portfolio	50%	57%	67%	64%	76%
Portfolio Turnover of the High Income Portfolio	62%	62%	80%	118%	88%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The Fund, through its investment in the High Income Portfolio, has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.003, decrease net realized and unrealized losses per share by $0.003, and decrease the ratio of net investment income to average net assets from 5.27% to 5.24%.

(3)  Amounts represent less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolios' allocated expenses.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers five classes of shares. The Advisers Class and Class I shares are generally sold at net asset value per share and assess a redemption fee of 1% for shares redeemed or exchanged within 90 days of purchase. Class A shares are generally sold subject to a sales charge imposed at time of purchase and assess a redemption fee of 1% for shares redeemed or exchanged within 90 days of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in two Portfolios, Floating Rate Portfolio and High Income Portfolio (the Portfolios), New York trusts having the same investment objectives as the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Floating Rate Portfolio and the High Income Portfolio (22.3% and 22.7% at October 31, 2006, respectively). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Floating Rate Portfolio (Portfolio), including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. See Note 8 for further information on the results of operations of High Income Portfolio. A copy of the financial statements of High Income Portfolio is available on the EDGAR Database on The Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, D.C. or upon request from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Floating Rate Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. High Income Portfolio's valuation policies are as follows: investments listed on securities exchanges are valued at closing sale prices. Investments listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates fair value. High Income Portfolio also invests in interests in senior floating rate loans (Senior Loans). High Income Portfolio's investment adviser, Boston Management and Research (BMR) a wholly owned subsidiary of Eaton Vance Management (EVM), has characterized certain Senior Loans as liquid based on a predetermined acceptable number and range of market quotations available. Such loans are valued on the basis of market valuations furnished by a pricing service. Investments for which there are no quotations or valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Other Senior Loans are valued at fair value by BMR under procedures established by the Trustees as permitted by section 2(a)(41) of the Investment Company Act of 1940.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for Federal income tax purposes, had a capital loss carryover of $28,625,900 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

income or excise tax. Such capital loss carryover will expire on October 31, 2009 ($4,920,615), October 31, 2010 ($16,168,986), October 31, 2011 ($2,993,864), October 31, 2012 ($2,290,023) and October 31, 2013 ($2,252,412).

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2006 and October 31, 2005 was as follows:

	Year Ended October 31,
	2006	2005
Distributions declared from:

Ordinary income	$114,690,594	$80,959,572

During the year ended October 31, 2006, accumulated undistributed net investment income was increased by $2,538,541, accumulated net realized loss was decreased by $4,585,439 and paid in capital was decreased by $7,123,980 primarily due to differences between book and tax accounting for foreign currency gain/loss, and accounting for mixed straddles and swaps. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$4,485,445
Capital loss carryforwards	$(28,625,900)
Unrealized gain	$11,767,736
Other temporary differences	$(2,954,622)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for forward currency contracts, wash sales and the timing of recognizing distributions to shareholders.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers	2006	2005
Sales	43,826,477	51,182,623
Issued to shareholders electing to receive payments of distributions in Fund shares	3,614,358	2,135,355
Redemptions	(33,879,133)	(28,816,968)
Net increase	13,561,702	24,501,010

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class A	2006	2005
Sales	15,347,691	30,010,219
Issued to shareholders electing to receive payments of distributions in Fund shares	2,070,077	1,611,517
Redemptions	(22,872,887)	(27,503,909)
Exchange from Class B shares	465,766	170,680
Net increase (decrease)	(4,989,353)	4,288,507
	Year Ended October 31,
Class B	2006	2005
Sales	810,096	1,730,075
Issued to shareholders electing to receive payments of distributions in Fund shares	546,656	444,269
Redemptions	(3,922,996)	(3,832,405)
Exchange to Class A shares	(494,760)	(181,411)
Net decrease	(3,061,004)	(1,839,472)
	Year Ended October 31,
Class C	2006	2005
Sales	9,042,842	17,775,075
Issued to shareholders electing to receive payments of distributions in Fund shares	1,872,062	1,479,069
Redemptions	(19,183,297)	(17,848,184)
Net increase (decrease)	(8,268,393)	1,405,960
	Year Ended October 31,
Class I	2006	2005
Sales	2,909,649	3,222,632
Issued to shareholders electing to receive payments of distributions in Fund shares	269,587	154,291
Redemptions	(1,577,675)	(1,969,142)
Net increase	1,601,561	1,407,781

Redemptions or exchanges of Advisers Class, Class A and Class I shares made within 90 days of purchase are subject to a redemption fee equal to 1.00% of the amount redeemed. For the year ended October 31, 2006 the Fund received $98,648 in redemption fees.

4  Transactions with Affiliates

The Fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.15% (annualized) of the Fund's average daily net assets. For the year ended October 31, 2006, the fee amounted to $2,880,285. The Portfolios have engaged Boston Management and Research, (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of each of the Portfolio's Notes to Financial Statements. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2006, EVM earned $58,522 in sub-transfer agent fees. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations. The Fund was informed that EVD, a subsidiary of EVM and the Fund's principal underwriter, received $35,775 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2006.

5  Distribution Plans

The Fund has in effect a distribution plan pursuant to Rule 12b-1 for the Adviser Class shares and Class A shares. The Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% (annualized) of the Fund's average daily net assets attributable to Advisers Class shares and Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $1,992,924 and $1,114,776 for Adviser Class shares and Class A shares, respectively. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,121,211 and $3,610,520 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $7,505,000 and $51,679,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2006 amounted to $373,737, and $1,203,507, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

Effective September 15, 2006 all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge (CDSC) in the event of redemption within 18 months of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) were subject to a 1% CDSC if redeemed within 12 months of purchase. A CDSC is generally imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund has been informed that EVD received approximately $24,000, $478,000, and $154,000 of CDSC paid by shareholders of Class A, Class B, and Class C shares, respectively, for the year ended October 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Floating Rate Portfolio for the year ended October 31, 2006, aggregated $98,564,013 and $221,661,384, respectively. Increases and decreases in the Fund's investment in the High Income Portfolio for the year ended October 31, 2006, aggregated $17,837,814 and $39,560,879, respectively.

8  Investment in Portfolios

For the year ended October 31, 2006, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

	Floating Rate Portfolio	High Income Portfolio	Total
Dividend income	$1,573	$182,124	$183,697
Interest income	116,583,292	20,821,717	137,405,009
Miscellaneous income	—	454,854	454,854
Expenses	(9,118,427)	(1,446,323)	(10,564,750)
Net investment income	$107,466,438	$20,012,372	$127,478,810
Net realized gain (loss) —
Investments (identified cost basis)	$(644,288)	$3,329,217	$2,684,929
Swap contracts	338,400	65,378	403,778
Foreign currency, and forward foreign currency exchange contracts	(4,922,652)	4,759	(4,917,893)
Net realized gain (loss) on investments	$(5,228,540)	$3,399,354	$(1,829,186)
Change in unrealized appreciation (depreciation)
Investment transactions	$1,788,208	$3,535,927	$5,324,135
Swap contracts	293,845	(37,565)	256,280
Foreign currency, and forward foreign currency exchange contracts	(2,011,311)	(7,182)	(2,018,493)
Net change in unrealized appreciation (depreciation)	$70,742	$3,491,180	$3,561,922

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Floating-Rate & High Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the Fund) as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Senior Floating Rate Interests — 98.7%(1)
Principal Amount		Borrower/Tranche Description	Value
Aerospace and Defense — 1.9%
Alliant Techsystems, Inc.
	$3,748,500	Term Loan, 6.46%, Maturing March 31, 2009	$3,754,749
BE Aerospace, Inc.
	4,550,000	Term Loan, 7.63%, Maturing August 24, 2012	4,579,384
CACI International, Inc.
	11,189,159	Term Loan, 6.93%, Maturing May 3, 2011	11,222,235
Dresser Rand Group, Inc.
EUR	787,623	Term Loan, 5.51%, Maturing October 29, 2011	1,009,053
	2,965,758	Term Loan, 7.48%, Maturing October 29, 2011	2,983,182
DRS Technologies, Inc.
	3,218,763	Term Loan, 6.81%, Maturing January 31, 2013	3,229,829
Forgings International Holding
GBP	750,000	Term Loan, 6.58%, Maturing August 11, 2014	1,446,978
	2,855,850	Term Loan, 7.83%, Maturing August 11, 2014	2,891,548
GBP	750,000	Term Loan, 6.83%, Maturing August 11, 2015	1,453,236
	2,855,850	Term Loan, 8.08%, Maturing August 11, 2015	2,902,258
		Hexcel Corp.
	12,899,804	Term Loan, 7.13%, Maturing March 1, 2012	12,932,054
IAP Worldwide Services, Inc.
	7,840,750	Term Loan, 8.44%, Maturing December 30, 2012	7,850,551
Jet Aviation Holding, AG
	4,415,888	Term Loan, 7.62%, Maturing May 15, 2013	4,404,848
K&F Industries, Inc.
	9,247,075	Term Loan, 7.32%, Maturing November 18, 2012	9,291,868
Spirit Aerosystems, Inc.
	8,295,200	Term Loan, 7.57%, Maturing December 31, 2011	8,369,077
Standard Aero Holdings, Inc.
	8,323,870	Term Loan, 7.61%, Maturing August 24, 2012	8,339,477
Transdigm, Inc.
	15,650,000	Term Loan, 7.39%, Maturing June 23, 2013	15,765,419
Vought Aircraft Industries, Inc.
	10,000,000	Revolving Loan, 7.80%, Maturing December 22, 2009(2)	9,575,000
	4,000,000	Term Loan, 7.33%, Maturing December 22, 2010	4,023,752
	9,045,008	Term Loan, 7.88%, Maturing December 22, 2011	9,106,252
Wam Aquisition, S.A.
	4,714,710	Term Loan, 8.12%, Maturing April 8, 2013	4,753,554
	4,714,710	Term Loan, 8.62%, Maturing April 8, 2014	4,771,767
EUR	500,000	Term Loan, 6.13%, Maturing May 4, 2014	645,948
EUR	500,000	Term Loan, 6.63%, Maturing May 4, 2015	648,545
Wyle Laboratories, Inc.
	4,282,929	Term Loan, 8.22%, Maturing January 28, 2011	4,307,020
			$140,257,584

	Principal Amount	Borrower/Tranche Description	Value
	Air Transport — 0.9%
	Airport Development and Investment
GBP	11,000,000	Term Loan, 9.12%, Maturing April 7, 2011	$21,030,164
	Delta Air Lines, Inc.
	9,900,000	Term Loan, 8.02%, Maturing March 16, 2008	10,011,415
	8,800,000	Term Loan, 10.02%, Maturing March 16, 2008	8,984,967
	Northwest Airlines, Inc.
	18,000,000	DIP Loan, 7.90%, Maturing August 21, 2008	18,078,750
	United Airlines, Inc.
	1,430,313	Term Loan, 9.13%, Maturing February 1, 2012	1,455,343
	10,012,188	Term Loan, 9.25%, Maturing February 1, 2012	10,187,401
			$69,748,040
	Automotive — 3.9%
	AA Acquisitions Co., Ltd.
GBP	3,000,000	Term Loan, 7.58%, Maturing June 25, 2012	$5,812,686
GBP	3,000,000	Term Loan, 8.08%, Maturing June 25, 2013	5,837,718
	Accuride Corp.
	$12,740,655	Term Loan, 7.44%, Maturing January 31, 2012	12,780,470
	Affina Group, Inc.
	5,395,056	Term Loan, 8.38%, Maturing November 30, 2011	5,423,720
	Arvinmeritor, Inc.
	3,494,853	Term Loan, 7.13%, Maturing June 23, 2012	3,499,948
	Collins & Aikman Products Co.
	4,723,070	Term Loan, 6.34%, Maturing August 31, 2011(3)	1,718,017
	CSA Acquisition Corp.
	4,033,823	Term Loan, 7.88%, Maturing December 23, 2011	4,042,649
	5,446,498	Term Loan, 7.88%, Maturing December 23, 2011	5,458,415
	3,721,875	Term Loan, 7.88%, Maturing December 23, 2012	3,724,666
	Dana Corp.
	13,700,000	DIP Loan, 7.65%, Maturing April 13, 2008	13,720,550
	Dayco Products, LLC
	14,735,563	Term Loan, 8.02%, Maturing June 21, 2011	14,861,434
	Dura Operating Corp.
	2,500,000	Revolving Loan, 9.50%, Maturing May 3, 2011(2)	2,462,500
	Exide Technologies, Inc.
	8,671,518	Term Loan, 11.75%, Maturing May 5, 2010	9,105,094
	Federal-Mogul Corp.
	4,982,950	Revolving Loan, 7.07%, Maturing December 9, 2006(2)	4,851,255
	9,650,000	DIP Loan, 7.38%, Maturing December 9, 2006	9,675,630
	4,108,827	Term Loan, 7.57%, Maturing December 9, 2006	4,003,539
	6,000,000	Term Loan, 7.59%, Maturing December 9, 2006	5,861,250
	17,933,096	Revolving Loan, 9.07%, Maturing December 9, 2006(2)	18,009,977

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Automotive (continued)
Goodyear Tire & Rubber Co.
	$8,890,000	Term Loan, 5.23%, Maturing April 30, 2010	$8,918,572
	13,000,000	Revolving Loan, 7.48%, Maturing April 30, 2010(2)	12,947,194
	19,720,000	Term Loan, 8.14%, Maturing April 30, 2010	19,903,120
	1,000,000	Term Loan, 8.89%, Maturing March 1, 2011	1,014,583
HLI Operating Co., Inc.
	6,754,073	Term Loan, 8.96%, Maturing June 3, 2009	6,796,286
Insurance Auto Auctions, Inc.
	6,127,717	Term Loan, 7.90%, Maturing May 19, 2012(2)	6,166,016
Key Automotive Group
	3,922,508	Term Loan, 8.85%, Maturing June 29, 2010	3,966,636
Keystone Automotive Operations, Inc.
	10,386,881	Term Loan, 7.88%, Maturing October 30, 2009	10,412,848
R.J. Tower Corp.
	12,000,000	DIP Revolving Loan, 8.45%, Maturing February 2, 2007(2)	11,430,000
	1,000,000	DIP Revolving Loan, 8.94%, Maturing February 2, 2007	970,625
Speedy 1, Ltd.
EUR	1,978,627	Term Loan, 5.76%, Maturing August 31, 2013	2,554,148
EUR	1,978,627	Term Loan, 6.26%, Maturing August 31, 2014	2,567,090
Tenneco Automotive, Inc.
	11,860,733	Term Loan, 7.40%, Maturing December 12, 2009	11,929,300
	4,505,755	Term Loan, 7.31%, Maturing December 10, 2010	4,531,803
Teutates Vermogensverwaltung
EUR	2,000,000	Term Loan, 5.75%, Maturing March 11, 2014	2,575,947
	2,619,256	Term Loan, 7.90%, Maturing March 11, 2014	2,638,901
EUR	2,000,000	Term Loan, 6.25%, Maturing March 11, 2015	2,587,800
	2,619,256	Term Loan, 8.40%, Maturing March 11, 2015	2,651,997
The Goodyear Dunlop Tires
EUR	990,000	Term Loan, 5.91%, Maturing April 30, 2010	1,269,642
Trimas Corp.
	1,893,750	Term Loan, 8.13%, Maturing August 2, 2011	1,907,953
	8,206,250	Term Loan, 8.25%, Maturing August 2, 2013	8,267,797
TRW Automotive, Inc.
	9,863,402	Term Loan, 6.75%, Maturing October 31, 2010	9,856,212
	10,897,374	Term Loan, 7.19%, Maturing June 30, 2012	10,887,163
United Components, Inc.
	11,724,242	Term Loan, 7.70%, Maturing June 29,2012	11,797,519
			$289,398,670
Beverage and Tobacco — 1.3%
Alliance One International, Inc.
	$4,800,750	Term Loan, 8.82%, Maturing May 13, 2010	$4,860,759
Constellation Brands, Inc.
	25,729,167	Term Loan, 6.93%, Maturing June 5, 2013	25,864,065

	Principal Amount	Borrower/Tranche Description	Value
	Beverage and Tobacco (continued)
	Culligan International Co.
	$6,088,121	Term Loan, 7.07%, Maturing September 30, 2011	$6,112,857
	National Dairy Holdings, L.P.
	8,444,181	Term Loan, 7.32%, Maturing March 15, 2012	8,475,847
	National Distribution Co.
	4,734,400	Term Loan, 11.82%, Maturing June 22, 2010	4,746,236
	Reynolds American, Inc.
	19,523,563	Term Loan, 7.31%, Maturing May 31, 2012	19,656,264
	Southern Wine & Spirits of America, Inc.
	24,212,161	Term Loan, 6.87%, Maturing May 31, 2012	24,295,403
	Sunny Delight Beverages Co.
	1,734,548	Term Loan, 11.39%, Maturing August 20, 2010	1,715,578
			$95,727,009
	Building and Development — 6.8%
	401 North Wabash Venture, LLC
	$9,498,461	Term Loan, 9.07%, Maturing May 7, 2008(2)	$9,580,090
	AP-Newkirk Holdings, LLC
	11,656,285	Term Loan, 7.82%, Maturing December 21, 2007	11,674,503
	Armstrong World Industries, Inc.
	1,000,000	Term Loan, 7.12%, Maturing October 2, 2013	1,002,344
	Biomed Realty, L.P.
	21,175,000	Term Loan, 7.57%, Maturing May 31, 2010	21,122,062
	Capital Automotive REIT
	11,328,306	Term Loan, 7.08%, Maturing December 16, 2010	11,392,470
	Contech Construction Products
	5,958,333	Term Loan, 7.36%, Maturing January 31, 2013	5,989,990
	DMB / CH II, LLC
	1,200,000	Term Loan, 7.82%, Maturing September 9, 2009	1,203,000
	Empire Hawkeye Partners, L.P.
	12,000,000	Term Loan, 6.97%, Maturing December 1, 2009(2)	11,970,000
	Epco / Fantome, LLC
	10,750,000	Term Loan, 8.37%, Maturing November 23, 2010	10,803,750
	Formica Corp.
EUR	2,504,825	Term Loan, 6.36%, Maturing March 15, 2013	3,209,022
	5,472,500	Term Loan, 8.49%, Maturing March 15, 2013	5,470,793
	FT-FIN Acquisition, LLC
	7,831,703	Term Loan, 7.06%, Maturing November 17, 2007(2)	7,851,282
	Gables GP, Inc.
	721,895	Term Loan, 7.07%, Maturing March 30, 2007	723,323
	General Growth Properties, Inc.
	25,500,000	Term Loan, 6.57%, Maturing February 24, 2010	25,352,890
	Hearthstone Housing Partners II, LLC
	30,000,000	Revolving Loan, 7.32%, Maturing December 1, 2007(2)	29,925,000

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Building and Development (continued)
Hovstone Holdings, LLC
	$8,520,000	Term Loan, 7.37%, Maturing February 28, 2009	$8,392,200
Kyle Acquisition Group, LLC
	86,795	Term Loan, 8.25%, Maturing July 20, 2008	86,687
	3,268,843	Term Loan, 8.25%, Maturing July 20, 2010	3,268,843
Landsource Communities, LLC
	18,000,000	Term Loan, 7.88%, Maturing March 31, 2010	17,688,744
Lanoga Corp.
	9,775,500	Term Loan, 7.12%, Maturing June 29, 2013	9,759,204
LNR Property Corp.
	22,175,000	Term Loan, 8.22%, Maturing July 12, 2011	22,283,569
MAAX Corp.
	6,443,722	Term Loan, 8.38%, Maturing June 4, 2011	6,411,503
Materis
EUR	1,695,089	Term Loan, 5.93%, Maturing April 27, 2014	2,191,923
EUR	1,804,911	Term Loan, 6.30%, Maturing April 27, 2015	2,343,373
Mattamy Funding Partnership
	3,640,875	Term Loan, 7.69%, Maturing April 11, 2013	3,629,497
Mueller Group, Inc.
	13,323,513	Term Loan, 7.39%, Maturing October 3, 2012	13,413,727
NCI Building Systems, Inc.
	9,417,430	Term Loan, 6.84%, Maturing May 3, 2010	9,423,316
Newkirk Master, L.P.
	21,727,465	Term Loan, 7.07%, Maturing August 11, 2008	21,761,424
Nortek, Inc.
	21,109,188	Term Loan, 7.32%, Maturing August 27, 2011	21,082,801
November 2005 Land Investors
	1,990,000	Term Loan, 8.12%, Maturing May 9, 2011	1,930,300
Panolam Industries Holdings, Inc.
	4,474,721	Term Loan, 8.12%, Maturing September 30, 2012	4,497,095
Ply Gem Industries, Inc.
	12,213,625	Term Loan, 8.40%, Maturing August 15, 2011	12,205,991
Ristretto Investissements SAS
EUR	1,232,601	Term Loan, 5.76%, Maturing September 30, 2013	1,589,356
GBP	523,980	Term Loan, 7.45%, Maturing September 30, 2013	1,009,355
EUR	1,232,601	Term Loan, 6.13%, Maturing September 30, 2014	1,597,222
GBP	523,980	Term Loan, 7.82%, Maturing September 30, 2014	1,013,519
Rubicon GSA II, LLC
	19,075,000	Term Loan, 8.07%, Maturing July 31, 2008	19,075,000
Shea Capital I, LLC
	1,625,000	Term Loan, 7.35%, Maturing October 27, 2011	1,576,250
South Edge, LLC
	4,261,607	Term Loan, 7.13%, Maturing October 31, 2007	4,160,394
	8,794,643	Term Loan, 7.38%, Maturing October 31, 2009	8,585,770

	Principal Amount	Borrower/Tranche Description	Value
	Building and Development (continued)
	Standard Pacific Corp.
	$5,200,000	Term Loan, 6.93%, Maturing May 5, 2013	$5,109,000
	Stile Acquisition Corp.
	19,655,386	Term Loan, 7.38%, Maturing April 6, 2013	19,245,394
	Stile U.S. Acquisition Corp.
	19,685,514	Term Loan, 7.38%, Maturing April 6, 2013	19,274,894
	TE / Tousa Senior, LLC
	8,389,406	Term Loan, 8.25%, Maturing August 1, 2008	6,455,648
	3,000,000	Revolving Loan, 9.75%, Maturing August 1, 2008(2)	2,265,000
	The Woodlands Commercial Property, Inc.
	9,825,000	Term Loan, 7.35%, Maturing August 29, 2009	9,837,281
	Tousa / Kolter, LLC
	12,620,000	Term Loan, 6.60%, Maturing January 7, 2008(2)	12,635,775
	TRU 2005 RE Holding Co.
	29,325,000	Term Loan, 8.32%, Maturing December 9, 2008	29,416,641
	Trustreet Properties, Inc.
	10,050,000	Term Loan, 7.32%, Maturing April 8, 2010	10,075,125
	United Subcontractors, Inc.
	5,925,000	Term Loan, 12.86%, Maturing June 27, 2013	5,747,250
	WCI Communities, Inc.
	28,625,000	Term Loan, 7.32%, Maturing December 23, 2010	27,649,975
			$503,959,565
	Business Equipment and Services — 5.9%
	Acco Brands Corp.
	$5,743,764	Term Loan, 7.14%, Maturing August 17, 2012	$5,768,893
	Activant Solutions, Inc.
	5,746,125	Term Loan, 7.50%, Maturing May 1, 2013	5,717,394
	Acxiom Corp.
	11,800,000	Term Loan, 7.09%, Maturing September 15, 2012	11,877,443
	Affiliated Computer Services
	6,054,250	Term Loan, 7.39%, Maturing March 20, 2013	6,072,219
	17,107,125	Term Loan, 7.40%, Maturing March 20, 2013	17,156,291
	Affinion Group, Inc.
	16,796,075	Term Loan, 8.17%, Maturing October 17, 2012	16,908,928
	Allied Security Holdings, LLC
	10,203,409	Term Loan, 8.37%, Maturing June 30, 2010	10,292,689
	Audatex North America, Inc.
EUR	2,000,000	Term Loan, 9.13%, Maturing January 13, 2013	2,614,126
EUR	1,995,000	Term Loan, 5.75%, Maturing April 13, 2013	2,569,660
	BSG Clearing Solutions GmbH
EUR	1,950,000	Term Loan, 5.74%, Maturing May 5, 2012	2,501,327
	Buhrmann US, Inc.
EUR	989,873	Term Loan, 5.08%, Maturing December 23, 2010	1,280,797
	10,778,399	Term Loan, 7.18%, Maturing December 23, 2010	10,812,081

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Business Equipment and Services (continued)
	DynCorp International, LLC
	$8,012,975	Term Loan, 7.75%, Maturing February 11, 2011	$8,063,056
	Education Management, LLC
	11,970,000	Term Loan, 7.88%, Maturing June 1, 2013	12,065,760
	Gate Gourmet Borrower, LLC
	3,982,222	Term Loan, 8.12%, Maturing March 9, 2012	4,028,622
EUR	8,126,390	Term Loan, 6.13%, Maturing March 9, 2013	10,511,499
	Info USA, Inc.
	4,416,625	Term Loan, 7.07%, Maturing February 14, 2012	4,411,104
	Iron Mountain, Inc.
	19,953,750	Term Loan, 7.09%, Maturing April 2, 2011	20,011,955
	19,715,223	Term Loan, 7.16%, Maturing April 2, 2011	19,764,511
	La Petite Academy, Inc.
	1,000,000	Term Loan, 12.61%, Maturing August 15, 2013	1,012,500
	Language Line, Inc.
	11,181,803	Term Loan, 9.63%, Maturing June 10, 2011	11,263,922
	Mitchell International, Inc.
	7,153,386	Term Loan, 7.37%, Maturing August 15, 2011	7,180,211
	N.E.W. Holdings I, LLC
	7,082,250	Term Loan, 8.11%, Maturing August 8, 2013	7,128,731
	Nielsen Finance, LLC
	55,950,000	Term Loan, 8.19%, Maturing August 9, 2013	56,216,658
	Protection One, Inc.
	8,412,410	Term Loan, 7.86%, Maturing March 31, 2012	8,449,214
	Quantum Corp.
	3,000,000	Term Loan, 9.44%, Maturing August 22, 2012	3,003,750
	Quintiles Transnational Corp.
	13,407,625	Term Loan, 7.37%, Maturing March 31, 2013	13,422,709
	RGIS Holdings, LLC
	8,238,394	Term Loan, 7.87%, Maturing February 15, 2013	8,235,823
	Serena Software, Inc.
	4,125,000	Term Loan, 7.62%, Maturing March 10, 2013	4,131,703
	SS&C Technologies, Inc.
	435,419	Term Loan, 8.00%, Maturing November 23, 2012	438,141
	5,122,581	Term Loan, 8.00%, Maturing November 28, 2012	5,154,597
	Sungard Data Systems, Inc.
	88,224,409	Term Loan, 8.00%, Maturing February 11, 2013	89,158,088
	TDS Investor Corp.
EUR	2,000,000	Term Loan, 6.13%, Maturing August 23, 2013	2,560,412
	22,450,678	Term Loan, 8.37%, Maturing August 23, 2013	22,546,902
	2,199,322	Term Loan, 8.37%, Maturing August 23, 2013	2,208,748
	Transaction Network Services, Inc.
	5,448,918	Term Loan, 7.39%, Maturing May 4, 2012	5,448,918

Principal Amount		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
US Investigations Services, Inc.
	$6,531,652	Term Loan, 7.89%, Maturing October 14, 2012	$6,568,392
	3,857,377	Term Loan, 7.89%, Maturing October 14, 2012	3,876,664
Western Inventory Services
	1,457,449	Term Loan, 7.86%, Maturing March 31, 2011	1,464,736
	1,661,492	Term Loan, 7.87%, Maturing March 31, 2011	1,669,799
Williams Scotsman, Inc.
	6,750,000	Term Loan, 6.82%, Maturing June 27, 2010	6,733,125
			$440,302,098
Cable and Satellite Television — 5.4%
Atlantic Broadband Finance, LLC
	$9,898,586	Term Loan, 8.14%, Maturing February 1, 2011	$10,034,692
Bragg Communications, Inc.
	7,569,775	Term Loan, 7.08%, Maturing August 31, 2011	7,588,700
Bresnan Broadband Holdings, LLC
	13,650,000	Term Loan, 7.16%, Maturing March 29, 2014	13,645,741
		Cablecom Luxembourg SCA
CHF	12,500,000	Term Loan, 4.20%, Maturing September 28, 2012	10,047,564
Charter Communications Operating, LLC
	81,463,117	Term Loan, 8.01%, Maturing April 28, 2013	82,257,382
CSC Holdings, Inc.
	5,000,000	Term Loan, 6.65%, Maturing March 29, 2012	4,987,760
	22,862,619	Term Loan, 7.15%, Maturing March 29, 2013	22,871,810
Insight Midwest Holdings, LLC
	10,737,500	Term Loan, 0.00%, Maturing April 7, 2014(2)	10,822,219
	32,212,500	Term Loan, 7.57%, Maturing April 7, 2014	32,466,657
Kabel Deutschland GmbH
EUR	15,600,000	Term Loan, 5.38%, Maturing March 31, 2012	19,952,833
MCC Iowa, LLC
	2,083,563	Term Loan, 6.50%, Maturing March 31, 2010	2,049,488
Mediacom Broadband Group
	14,464,877	Term Loan, 6.98%, Maturing January 31, 2015	14,424,202
	8,000,000	Term Loan, 7.38%, Maturing January 31, 2015	7,981,664
Mediacom Illinois, LLC
	2,000,000	Term Loan, 6.72%, Maturing September 30, 2012	1,966,608
	18,614,375	Term Loan, 7.22%, Maturing January 31, 2015	18,588,613
NTL Investment Holdings, Ltd.
GBP	4,095,825	Term Loan, 7.07%, Maturing March 30, 2012	7,806,349
GBP	3,504,175	Term Loan, 7.07%, Maturing March 30, 2012	6,678,706
	9,000,000	Term Loan, 7.32%, Maturing March 30, 2012	9,056,250
GBP	3,500,000	Term Loan, 7.64%, Maturing March 30, 2013	6,767,161

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
Persona Communications Corp.
	$2,854,178	Term Loan, 0.00%, Maturing October 12, 2013(2)	$2,872,016
	4,595,822	Term Loan, 8.12%, Maturing October 12, 2013	4,624,546
	2,000,000	Term Loan, 11.37%, Maturing April 12, 2014	2,012,500
PKS Media (Netherlands) B.V.
EUR	1,930,000	Term Loan, 5.24%, Maturing October 5, 2012	2,472,233
EUR	4,000,000	Term Loan, 5.74%, Maturing October 5, 2013	5,178,280
EUR	4,000,000	Term Loan, 6.24%, Maturing October 5, 2014	5,202,617
San Juan Cable, LLC
	992,500	Term Loan, 7.39%, Maturing October 31, 2012	995,292
UGS Corp.
	24,886,750	Term Loan, 7.13%, Maturing March 31, 2012	24,891,926
UPC Broadband Holding B.V.
EUR	5,609,167	Term Loan, 5.51%, Maturing March 31, 2013	7,167,078
	6,545,000	Term Loan, 7.64%, Maturing March 31, 2013	6,552,887
EUR	6,350,000	Term Loan, 5.51%, Maturing December 31, 2013	8,114,889
	6,545,000	Term Loan, 7.64%, Maturing December 31, 2013	6,551,722
Ypso Holding SA
EUR	30,000,000	Term Loan, 5.84%, Maturing July 28, 2014	37,534,952
			$404,165,337
Chemicals and Plastics — 6.9%
Basell Af S.A.R.L.
EUR	961,538	Term Loan, 5.69%, Maturing September 20, 2013	$1,240,108
EUR	538,462	Term Loan, 5.78%, Maturing September 20, 2013	694,460
	1,000,000	Term Loan, 7.60%, Maturing August 1, 2013	1,013,125
EUR	961,538	Term Loan, 6.43%, Maturing August 1, 2014	1,245,764
EUR	538,462	Term Loan, 6.52%, Maturing August 1, 2014	697,628
	833,333	Term Loan, 8.35%, Maturing August 1, 2014	844,271
	166,667	Term Loan, 8.35%, Maturing August 1, 2014	168,854
Brenntag Holding GmbH and Co. KG
EUR	5,294,118	Term Loan, 6.03%, Maturing Januaary 18, 2014	6,852,470
EUR	1,500,000	Term Loan, 6.14%, Maturing December 23, 2013	1,936,338
	10,000,000	Term Loan, 8.08%, Maturing December 23, 2013	10,102,454
EUR	2,205,882	Term Loan, 6.28%, Maturing January 18, 2015	2,875,132
GBP	2,000,000	Term Loan, 7.59%, Maturing December 23, 2013	3,859,004
EUR	1,000,000	Term Loan, 9.58%, Maturing June 23, 2015	1,309,854
Celanese Holdings, LLC
	7,250,000	Term Loan, 5.32%, Maturing April 6, 2009	7,310,414
	25,472,653	Term Loan, 7.37%, Maturing April 6, 2011	25,645,510
Columbian Chemical Acquisition
	4,700,000	Term Loan, 7.12%, Maturing March 16, 2013	4,700,000
Ferro Corp.
	24,000,000	Term Loan, 8.57%, Maturing June 6, 2012(2)	24,022,512

Principal Amount		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Gentek, Inc.
	$4,144,492	Term Loan, 7.37%, Maturing February 28, 2011	$4,167,805
Georgia Gulf Corp.
	12,150,000	Term Loan, 7.32%, Maturing October 3, 2013	12,223,410
Hercules, Inc.
	9,948,645	Term Loan, 6.87%, Maturing October 8, 2010	9,962,324
Hexion Specialty Chemicals, Inc.
	10,000,000	Term Loan, 5.23%, Maturing May 5, 2013	9,986,610
	4,588,347	Term Loan, 7.37%, Maturing May 5, 2013	4,582,203
	21,122,216	Term Loan, 7.38%, Maturing May 5, 2013	21,093,933
Huntsman, LLC
EUR	3,648,000	Term Loan, 5.36%, Maturing August 26, 2012	4,650,305
	37,812,531	Term Loan, 7.07%, Maturing August 16, 2012	37,836,202
Ineos Group
EUR	3,000,000	Term Loan, 6.03%, Maturing December 14, 2011	3,866,893
EUR	3,000,000	Term Loan, 6.53%, Maturing December 14, 2011	3,883,644
EUR	2,000,000	Term Loan, 7.28%, Maturing December 14, 2012	2,598,490
	7,050,000	Term Loan, 7.61%, Maturing December 14, 2012	7,107,281
	6,525,000	Term Loan, 7.61%, Maturing December 14, 2013	6,611,319
	6,525,000	Term Loan, 8.11%, Maturing December 14, 2014	6,611,319
Innophos, Inc.
	10,035,729	Term Loan, 7.57%, Maturing August 13, 2010	10,082,777
Invista B.V.
	3,771,500	Term Loan, 6.88%, Maturing April 30, 2010	3,747,928
	10,371,760	Term Loan, 6.88%, Maturing April 29, 2011	10,375,006
	6,377,424	Term Loan, 6.88%, Maturing April 29, 2011	6,379,420
ISP Chemo, Inc.
	20,301,741	Term Loan, 7.45%, Maturing February 15, 2013	20,392,368
Kranton Polymers, LLC
	13,765,323	Term Loan, 7.38%, Maturing May 12, 2013	13,825,546
Lucite International Group Holdings
	1,712,977	Term Loan, 0.00%, Maturing July 7, 2013(2)	1,727,452
	4,874,805	Term Loan, 8.07%, Maturing July 7, 2013	4,915,997
Lyondell Chemical Co.
	31,700,000	Term Loan, 7.11%, Maturing August 16, 2013	31,901,422
Mosaic Co.
	14,905,980	Term Loan, 6.99%, Maturing February 21, 2012	14,917,160
Nalco Co.
	29,485,604	Term Loan, 7.16%, Maturing November 4, 2010	29,602,869
PQ Corp.
	12,475,697	Term Loan, 7.38%, Maturing February 10, 2012	12,530,279
Professional Paint, Inc.
	5,610,938	Term Loan, 7.63%, Maturing May 31, 2012	5,621,458
Propex Fabrics, Inc.
	6,686,203	Term Loan, 7.63%, Maturing July 31, 2012	6,702,919

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Rockwood Specialties Group, Inc.
EUR	3,026,277	Term Loan, 5.81%, Maturing July 30, 2011	$3,858,969
	27,526,024	Term Loan, 7.38%, Maturing December 10, 2012	27,687,739
Sigmakalon (BC) Holdco B.V.
EUR	9,000,000	Term Loan, 5.99%, Maturing September 9, 2013	11,578,048
EUR	8,724,586	Term Loan, 6.49%, Maturing September 9, 2014	11,270,172
GBP	183,030	Term Loan, 8.08%, Maturing September 9, 2014	352,575
Solo Cup Co.
	19,519,640	Term Loan, 8.61%, Maturing February 27, 2011	19,643,160
	2,675,000	Term Loan, 11.37%, Maturing March 31, 2012	2,745,219
Solutia, Inc.
	5,550,000	DIP Loan, 8.96%, Maturing March 31, 2007	5,570,812
TPG Spring UK, Ltd.
EUR	8,713,441	Term Loan, 6.12%, Maturing June 27, 2013	11,142,721
EUR	8,713,441	Term Loan, 6.62%, Maturing June 27, 2013	11,181,646
Wellman, Inc.
	6,250,000	Term Loan, 9.49%, Maturing February 10, 2009	6,283,206
			$513,736,504
Clothing / Textiles — 0.5%
Hanesbrands, Inc.
	$16,000,000	Term Loan, 7.68%, Maturing September 5, 2013	$16,156,000
	5,000,000	Term Loan, 9.19%, Maturing March 5, 2014	5,132,145
St. John Knits International, Inc.
	3,964,412	Term Loan, 9.32%, Maturing March 23, 2012	3,944,590
The William Carter Co.
	4,989,815	Term Loan, 6.87%, Maturing July 14, 2012	4,987,475
Warnaco, Inc.
	5,397,875	Term Loan, 6.97%, Maturing January 31, 2013	5,377,633
			$35,597,843
Conglomerates — 2.5%
American Greetings Corp.
	$13,500,000	Term Loan, 0.00%, Maturing April 4, 2013(2)	$13,470,475
Amsted Industries, Inc.
	12,869,478	Term Loan, 7.37%, Maturing April 5, 2013	12,925,782
	10,500,000	Term Loan, 7.37%, Maturing April 5, 2013(2)	10,368,750
Blount, Inc.
	3,601,792	Term Loan, 7.10%, Maturing August 9, 2010	3,613,047
Bushnell Performance Optics
	742,678	Term Loan, 8.37%, Maturing August 19, 2011	747,320
Dundee Holdco 4 Limited
EUR	1,457,800	Term Loan, 6.13%, Maturing February 17, 2014	1,860,663
EUR	2,186,700	Term Loan, 9.13%, Maturing August 17, 2015	2,825,882

Principal Amount		Borrower/Tranche Description	Value
Conglomerates (continued)
Dundee Holding, Inc.
	$2,761,950	Term Loan, 8.07%, Maturing February 17, 2014	$2,768,855
Euramax International, Inc.
	4,617,639	Term Loan, 8.19%, Maturing June 29, 2012	4,646,499
GBP	937,321	Term Loan, 7.99%, Maturing June 29, 2012	1,781,748
Goodman Global Holdings, Inc.
	11,287,723	Term Loan, 7.25%, Maturing December 23, 2011	11,283,016
ISS Holdings A/S
EUR	6,510,926	Term Loan, 5.97%, Maturing December 31, 2013	8,442,012
GBP	5,068,562	Term Loan, 7.68%, Maturing December 31, 2013	9,778,186
Jarden Corp.
	8,151,778	Term Loan, 7.12%, Maturing January 24, 2012	8,153,816
	20,025,345	Term Loan, 7.37%, Maturing January 24, 2012	20,086,362
Johnson Diversey, Inc.
	2,500,000	Term Loan, 7.83%, Maturing December 16, 2010	2,516,407
	13,146,136	Term Loan, 7.97%, Maturing December 16, 2011	13,267,330
Platinum 100, Ltd.
GBP	3,000,000	Term Loan, 7.81%, Maturing January 15, 2013	5,756,853
GBP	3,000,000	Term Loan, 8.31%, Maturing January 15, 2014	5,778,550
Polymer Group, Inc.
	3,000,000	Revolving Loan, 9.50%, Maturing November 22, 2010(2)	2,940,000
	19,611,850	Term Loan, 7.61%, Maturing November 22, 2012	19,652,701
Rexnord Corp.
	10,900,000	Term Loan, 7.88%, Maturing July 19, 2013	10,974,937
Terex Corp.
	5,685,750	Term Loan, 7.12%, Maturing July 13, 2013	5,707,072
Walter Industries, Inc.
	2,301,374	Term Loan, 7.15%, Maturing October 3, 2012	2,308,565
			$181,654,828
Containers and Glass Products — 3.7%
Berry Plastics Corp.
	$20,800,000	Term Loan, 7.12%, Maturing September 20, 2013	$20,849,400
Bluegrass Container Co.
	13,491,187	Term Loan, 7.60%, Maturing June 30, 2013	13,632,427
Consolidated Container Holding
	5,498,438	Term Loan, 8.63%, Maturing December 15, 2008	5,525,930
Crown Americas, Inc.
EUR	4,500,000	Term Loan, 4.86%, Maturing November 15, 2012	5,739,985
	1,450,000	Term Loan, 7.07%, Maturing November 15, 2012	1,454,079
	9,950,000	Term Loan, 7.25%, Maturing November 15, 2012	9,977,989

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Containers and Glass Products (continued)
Graham Packaging Holdings Co.
	$2,711,203	Term Loan, 7.69%, Maturing October 7, 2011	$2,727,180
	32,181,983	Term Loan, 7.73%, Maturing October 7, 2011	32,371,632
	1,071,429	Term Loan, 9.69%, Maturing April 7, 2012	1,081,809
Graphic Packaging International, Inc.
	10,500,000	Revolving Loan, 8.71%, Maturing August 8, 2007(2)	10,276,875
	40,397,298	Term Loan, 7.88%, Maturing August 8, 2010	40,913,090
IPG (US), Inc.
	11,336,457	Term Loan, 7.64%, Maturing July 28, 2011	11,350,627
JSG Acquisitions
EUR	17,250,000	Term Loan, 5.81%, Maturing December 31, 2014	22,171,707
EUR	17,250,000	Term Loan, 6.26%, Maturing December 31, 2014	22,270,233
OI European Group B.V.
EUR	12,600,000	Term Loan, 5.10%, Maturing June 14, 2013	16,004,945
Owens-Brockway Glass Container
	10,525,000	Term Loan, 7.07%, Maturing June 14, 2013	10,549,997
Picnal Acquisition, Inc.
GBP	1,836,844	Term Loan, 7.84%, Maturing June 30, 2011	3,504,264
GBP	2,172,616	Term Loan, 8.34%, Maturing June 30, 2012	4,161,443
Pregis Corp.
	2,673,000	Term Loan, 7.62%, Maturing October 12, 2011	2,694,718
Smurfit-Stone Container Corp.
	3,225,483	Term Loan, 4.73%, Maturing November 1, 2010	3,249,490
	4,600,210	Term Loan, 7.63%, Maturing November 1, 2011	4,634,450
	16,780,522	Term Loan, 7.66%, Maturing November 1, 2011	16,905,420
	10,542,434	Term Loan, 7.67%, Maturing November 1, 2011	10,620,901
			$272,668,591
Cosmetics / Toiletries — 0.4%
American Safety Razor Co.
	$3,491,250	Term Loan, 7.87%, Maturing July 31, 2013	$3,534,891
Prestige Brands, Inc.
	15,591,968	Term Loan, 7.66%, Maturing April 7, 2011	15,686,175
Revlon Consumer Products Corp.
	6,820,234	Term Loan, 11.44%, Maturing July 9, 2010	7,002,109
			$26,223,175
Drugs — 0.4%
Warner Chilcott Corp.
	$7,214,629	Term Loan, 7.87%, Maturing January 18, 2012	$7,258,212
	21,598,885	Term Loan, 7.93%, Maturing January 18, 2012	21,737,744
			$28,995,956

Principal Amount		Borrower/Tranche Description	Value
Ecological Services and Equipment — 1.7%
Alderwoods Group, Inc.
	$4,459,166	Term Loan, 7.32%, Maturing August 19, 2010	$4,465,667
Allied Waste Industries, Inc.
	9,113,375	Term Loan, 5.33%, Maturing January 15, 2012	9,129,041
	26,568,697	Term Loan, 7.15%, Maturing January 15, 2012	26,608,284
AVR Acquisitions B.V.
EUR	3,500,000	Term Loan, 5.88%, Maturing March 31, 2014	4,544,705
EUR	3,500,000	Term Loan, 5.63%, Maturing March 31, 2015	4,523,762
Casella Waste Systems, Inc.
	3,000,000	Term Loan, 7.46%, Maturing April 28, 2010	3,007,500
Duratek, Inc.
	4,564,792	Term Loan, 7.76%, Maturing June 7, 2013	4,606,163
Energysolutions, LLC
	479,560	Term Loan, 7.57%, Maturing June 7, 2013	483,906
	10,075,233	Term Loan, 7.76%, Maturing June 7, 2013	10,166,545
Environmental Systems, Inc.
	5,011,748	Term Loan, 8.88%, Maturing December 12, 2008	5,043,071
	1,000,000	Term Loan, 15.37%, Maturing December 12, 2010	1,025,000
IESI Corp.
	9,267,647	Term Loan, 7.13%, Maturing January 20, 2012	9,282,132
PHS Group PIC
GBP	1,500,000	Term Loan, 7.69%, Maturing December 14, 2010	2,875,179
GBP	1,500,000	Term Loan, 8.19%, Maturing December 14, 2010	2,891,629
Sensus Metering Systems, Inc.
	3,000,000	Revolving Loan, 0.00%, Maturing December 17, 2009(2)	2,895,000
	9,164,596	Term Loan, 7.45%, Maturing December 17, 2010	9,164,596
	1,217,330	Term Loan, 7.50%, Maturing December 17, 2010	1,217,330
Sulo GmbH
EUR	7,250,000	Term Loan, 6.12%, Maturing January 19, 2014	9,352,319
EUR	7,250,000	Term Loan, 6.62%, Maturing January 19, 2015	9,396,394
Synagro Technologies, Inc.
	8,210,000	Term Loan, 7.57%, Maturing June 21, 2012	8,212,199
			$128,890,422
Electronics / Electrical — 3.1%
Advanced Micro Devices, Inc.
	$21,875,000	Term Loan, 7.57%, Maturing December 31, 2013	$21,875,000
AMI Semiconductor, Inc.
	7,707,709	Term Loan, 6.82%, Maturing April 1, 2012	7,683,623
Aspect Software, Inc.
	16,100,000	Term Loan, 8.44%, Maturing July 11, 2011	16,162,387
Communications & Power, Inc.
	4,262,060	Term Loan, 7.57%, Maturing July 23, 2010	4,280,706

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Electronics / Electrical (continued)
Enersys Capital, Inc.
	$10,304,705	Term Loan, 7.45%, Maturing March 17, 2011	$10,356,229
Fairchild Semiconductor Corp.
	16,533,563	Term Loan, 6.82%, Maturing June 26, 2013	16,512,896
FCI International S.A.S.
EUR	750,000	Term Loan, 5.99%, Maturing November 1, 2013	972,135
	735,755	Term Loan, 8.33%, Maturing November 1, 2013	745,872
	764,245	Term Loan, 8.33%, Maturing November 1, 2013	766,872
	764,245	Term Loan, 8.83%, Maturing November 1, 2013	770,693
	735,755	Term Loan, 8.83%, Maturing November 1, 2013	745,872
EUR	750,000	Term Loan, 6.49%, Maturing October 31, 2014	967,690
Ganymed 347 VV GmbH
EUR	494,190	Term Loan, 5.75%, Maturing April 30, 2013	636,249
EUR	1,005,810	Term Loan, 6.46%, Maturing April 30, 2013	1,294,936
EUR	494,190	Term Loan, 6.25%, Maturing April 30, 2014	639,263
EUR	1,005,810	Term Loan, 6.96%, Maturing April 30, 2014	1,301,071
Infor Enterprise Solutions Holdings
	21,258,571	Term Loan, 9.12%, Maturing July 28, 2012	21,449,006
	11,091,429	Term Loan, 9.12%, Maturing July 28, 2012	11,190,786
Invensys International Holding
EUR	1,001,757	Term Loan, 5.43%, Maturing December 15, 2010	1,287,383
	2,166,667	Term Loan, 7.45%, Maturing December 15, 2010	2,176,146
	2,333,333	Term Loan, 7.40%, Maturing January 15, 2011	2,343,542
Network Solutions, LLC
	6,848,250	Term Loan, 10.37%, Maturing January 9, 2012	6,933,853
Open Solutions, Inc.
	8,334,585	Term Loan, 7.90%, Maturing September 30, 2011	8,381,468
Rayovac Corp.
	29,461,073	Term Loan, 8.39%, Maturing February 7, 2012	29,582,070
Securityco, Inc.
	12,477,065	Term Loan, 8.63%, Maturing June 28, 2010	12,570,643
Sensata Technologies Finance Co.
	5,935,125	Term Loan, 7.13%, Maturing April 26, 2013	5,906,375
Spectrum Brands, Inc.
EUR	9,303,777	Term Loan, 6.52%, Maturing February 7, 2012	11,800,658
Symrise Holding GmbH
EUR	1,000,000	Term Loan, 5.88%, Maturing August 12, 2013	1,281,455
EUR	1,000,000	Term Loan, 6.38%, Maturing August 12, 2014	1,286,898
Telcordia Technologies, Inc.
	19,108,251	Term Loan, 8.15%, Maturing September 15, 2012	18,427,520
Vertafore, Inc.
	1,091,446	Term Loan, 7.89%, Maturing January 31, 2012	1,098,609
	8,469,621	Term Loan, 7.90%, Maturing January 31, 2012	8,525,208
			$229,953,114

	Principal Amount	Borrower/Tranche Description	Value
	Equipment Leasing — 1.3%
	AWAS Capital, Inc.
	$19,810,666	Term Loan, 7.19%, Maturing March 22, 2013	$19,340,162
	Maxim Crane Works, L.P.
	7,628,102	Term Loan, 7.33%, Maturing January 28, 2010	7,656,707
	The Hertz Corp.
	29,500,000	Revolving Loan, 0.00%, Maturing December 21, 2010(2)	29,456,989
	2,875,000	Term Loan, 5.39%, Maturing December 21, 2012	2,899,797
	22,842,280	Term Loan, 7.65%, Maturing December 21, 2012	23,039,294
	United Rentals, Inc.
	5,212,716	Term Loan, 6.00%, Maturing February 14, 2011	5,236,064
	11,436,141	Term Loan, 7.32%, Maturing February 14, 2011	11,487,363
			$99,116,376
	Farming / Agriculture — 0.4%
	BF Bolthouse HoldCo, LLC
	$6,401,625	Term Loan, 7.63%, Maturing December 17, 2012	$6,422,962
	Central Garden & Pet Co.
	16,969,737	Term Loan, 6.82%, Maturing February 28, 2014	16,987,420
	United Agri Products, Inc.
	2,992,500	Term Loan, 7.37%, Maturing June 8, 2012	2,999,981
			$26,410,363
	Financial Intermediaries — 2.4%
	AIMCO Properties, L.P.
	$34,718,750	Term Loan, 6.91%, Maturing March 23, 2011	$34,805,547
	Ameritrade Holding Corp.
	24,197,282	Term Loan, 6.82%, Maturing December 31, 2012	24,214,922
	Blitz F04-506 GmbH
EUR	1,500,000	Term Loan, 6.35%, Maturing June 30, 2014	1,944,782
	Citgo III, Ltd.
	1,725,000	Term Loan, 8.14%, Maturing August 3, 2013	1,738,477
	1,725,000	Term Loan, 8.64%, Maturing August 3, 2014	1,744,946
	Coinstar, Inc.
	8,423,476	Term Loan, 7.37%, Maturing July 7, 2011	8,481,387
	E.A. Viner International Co.
	1,496,250	Term Loan, 8.12%, Maturing July 31, 2013	1,511,212
	Fidelity National Information Solutions, Inc.
	44,962,700	Term Loan, 7.07%, Maturing March 8, 2013	45,118,810
	IPayment, Inc.
	7,114,250	Term Loan, 7.36%, Maturing May 10, 2013	7,114,250
	LPL Holdings, Inc.
	25,730,563	Term Loan, 8.30%, Maturing June 30, 2013	26,056,208

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Financial Intermediaries (continued)
Oxford Acquisition III, Ltd.
EUR	1,000,000	Term Loan, 5.72%, Maturing September 20, 2013	$1,293,235
	$10,025,000	Term loan, 7.69%, Maturing September 20, 2013	10,111,155
The Macerich Partnership, L.P.
	11,280,000	Term Loan, 6.88%, Maturing April 26, 2010	11,258,850
			$175,393,781
Food Products — 2.4%
Acosta, Inc.
	$17,955,000	Term Loan, 8.08%, Maturing July 28, 2013	$18,138,285
American Seafoods Group, LLC
	3,991,434	Term Loan, 7.12%, Maturing September 28, 2012	3,990,189
BL Marketing, Ltd.
GBP	2,200,000	Term Loan, 7.75%, Maturing December 20, 2013	4,257,840
GBP	2,200,000	Term Loan, 8.25%, Maturing December 20, 2014	4,277,007
GBP	2,500,000	Term Loan, 9.63%, Maturing June 30, 2015	4,895,844
Black Lion Beverages III B.V.
EUR	1,500,000	Term Loan, 6.06%, Maturing December 31, 2013	1,937,444
EUR	1,500,000	Term Loan, 6.17%, Maturing December 31, 2014	1,945,469
EUR	3,000,000	Term Loan, 8.31%, Maturing January 30, 2015	3,910,019
Bumble Bee Seafood, LLC
	3,000,000	Term Loan, 7.15%, Maturing May 2, 2012	3,000,000
Charden International B.V.
EUR	1,000,000	Term Loan, 6.06%, Maturing March 14, 2014	1,278,876
EUR	1,000,000	Term Loan, 6.56%, Maturing March 14, 2015	71,284,327
EUR	1,500,000	Term Loan, 9.06%, Maturing March 14, 2016	1,924,496
Chiquita Brands, LLC
	9,635,761	Term Loan, 7.62%, Maturing June 28, 2012	9,637,264
Del Monte Corp.
	5,729,928	Term Loan, 6.95%, Maturing February 8, 2012	5,745,279
Dole Food Company, Inc.
	1,190,698	Term Loan, 5.24%, Maturing April 12, 2013	1,183,256
	8,885,581	Term Loan, 7.47%, Maturing April 12, 2013	8,830,047
	2,665,674	Term Loan, 7.55%, Maturing April 12, 2013	2,649,014
Foodvest Limited
EUR	632,918	Term Loan, 5.57%, Maturing March 16, 2014	815,146
GBP	437,500	Term Loan, 7.55%, Maturing March 16, 2014	839,289
EUR	632,918	Term Loan, 6.07%, Maturing March 16, 2015	819,185
GBP	437,500	Term Loan, 8.05%, Maturing March 16, 2015	843,461
GBP	500,000	Term Loan, 7.55%, Maturing September 16, 2015	972,697
Michael Foods, Inc.
	18,483,554	Term Loan, 7.54%, Maturing November 21, 2010	18,525,918
Nash-Finch Co.
	6,120,000	Term Loan, 7.63%, Maturing November 12, 2010	6,131,475

Principal Amount		Borrower/Tranche Description	Value
Food Products (continued)
Nutro Products, Inc.
	$3,631,750	Term Loan, 7.37%, Maturing April 26, 2013	$3,640,829
Picard Surgeles S.A.
EUR	6,500,000	Term Loan, 5.44%, Maturing June 4, 2014	8,364,719
Pinnacle Foods Holdings Corp.
	1,000,000	Revolving Loan, 0.00%, Maturing November 25, 2009(2)	972,500
	26,043,685	Term Loan, 7.37%, Maturing November 25, 2010	26,118,561
QCE Finance, LLC
	9,177,000	Term Loan, 7.63%, Maturing May 5, 2013	9,160,610
Reddy Ice Group, Inc.
	14,335,000	Term Loan, 7.12%, Maturing August 12, 2012	14,352,919
Ruby Acquisitions, Ltd.
GBP	2,539,204	Term Loan, 7.66%, Maturing January 1, 2015	4,897,379
United Biscuits, Ltd.
GBP	1,547,559	Term Loan, 9.37%, Maturing January 14, 2011	2,971,873
			$178,311,217
Food Service — 2.0%
AFC Enterprises, Inc.
	$3,540,071	Term Loan, 7.63%, Maturing May 11, 2011	$3,557,771
Buffets, Inc.
	227,273	Term Loan, 4.88%, Maturing June 28, 2009	228,125
	9,637,119	Term Loan, 10.75%, Maturing June 28, 2009	9,673,258
Burger King Corp.
	7,254,573	Term Loan, 6.88%, Maturing June 30, 2012	7,259,608
Carrols Corp.
	11,433,788	Term Loan, 7.88%, Maturing December 31, 2010	11,488,099
CBRL Group, Inc.
	3,882,759	Term Loan, 0.00%, Maturing April 27, 2013(2)	3,862,133
	10,757,560	Term Loan, 6.93%, Maturing April 27, 2013	10,741,424
CKE Restaurants, Inc.
	3,104,522	Term Loan, 7.38%, Maturing May 1, 2010	3,116,164
Denny's, Inc.
	5,496,518	Term Loan, 8.59%, Maturing September 21, 2009	5,519,422
Domino's, Inc.
	6,592,593	Revolving Loan, 0.00%, Maturing June 25, 2009(2)	6,460,741
	34,498,921	Term Loan, 6.88%, Maturing June 25, 2010	34,527,659
Elior Sca
EUR	701,754	Term Loan, 5.76%, Maturing June 30, 2014	905,387
EUR	701,754	Term Loan, 6.26%, Maturing June 30, 2015	909,493
Holding Bercy Investissement
EUR	1,096,491	Term Loan, 6.01%, Maturing June 30, 2011	1,416,126
Jack in the Box, Inc.
	12,615,115	Term Loan, 6.88%, Maturing January 8, 2011	12,666,370

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Food Service (continued)
	Landry's Restaurants, Inc.
	$7,914,038	Term Loan, 7.12%, Maturing December 28, 2010	$7,920,630
	Maine Beverage Co., LLC
	3,633,929	Term Loan, 7.12%, Maturing June 30, 2010	3,624,844
	NPC International, Inc.
	3,368,535	Term Loan, 7.10%, Maturing May 3, 2013	3,360,113
	Sagittarius Restaurants, LLC
	4,855,612	Term Loan, 7.62%, Maturing March 29, 2013	4,878,376
	Sonic Corp.
	5,292,000	Term Loan, 7.32%, Maturing September 22, 2013	5,311,845
	SSP Financing, Ltd.
EUR	1,025,146	Term Loan, 5.93%, Maturing June 15, 2014	1,319,152
	3,954,516	Term Loan, 7.83%, Maturing June 15, 2014	3,977,583
EUR	1,025,146	Term Loan, 6.43%, Maturing June 15, 2015	1,324,954
	3,954,516	Term Loan, 8.33%, Maturing June 15, 2015	3,994,061
	Weightwatchers.com, Inc.
	3,290,062	Term Loan, 7.61%, Maturing December 16, 2010	3,306,512
			$151,349,850
	Food / Drug Retailers — 1.8%
	Cumberland Farms, Inc.
	$6,000,000	Term Loan, 7.37%, Maturing September 30, 2013	$6,030,000
	General Nutrition Centers, Inc.
	9,000,000	Revolving Loan, 0.00%, Maturing December 5, 2009(2)	8,752,500
	4,866,579	Term Loan, 8.11%, Maturing December 5, 2011	4,910,685
	Giant Eagle, Inc.
	13,051,375	Term Loan, 6.90%, Maturing November 7, 2012	13,065,653
	Roundy's Supermarkets, Inc.
	24,241,813	Term Loan, 8.42%, Maturing November 3, 2011	24,463,019
	Supervalu, Inc.
	14,427,500	Term Loan, 7.19%, Maturing June 1, 2012	14,480,709
	The Jean Coutu Group (PJC), Inc.
	26,942,468	Term Loan, 7.94%, Maturing July 30, 2011	27,064,248
	The Pantry, Inc.
	5,756,500	Term Loan, 7.07%, Maturing January 2, 2012	5,776,291
	Winn-Dixie Stores, Inc.
	23,000,000	DIP Revolving Loan, 7.44%, Maturing February 22, 2007(2)	22,885,000
			$127,428,105
	Forest Products — 2.4%
	Appleton Papers, Inc.
	$12,644,414	Term Loan, 7.65%, Maturing June 11, 2010	$12,707,636

	Principal Amount	Borrower/Tranche Description	Value
	Forest Products (continued)
	Boise Cascade Holdings, LLC
	$18,677,451	Term Loan, 7.11%, Maturing October 28, 2011	$18,783,688
	Buckeye Technologies, Inc.
	9,685,044	Term Loan, 7.38%, Maturing April 15, 2010	9,693,112
	Georgia-Pacific Corp.
	65,639,037	Term Loan, 7.39%, Maturing December 20, 2012	66,053,810
	18,700,000	Term Loan, 8.39%, Maturing December 23, 2013	18,962,230
	NewPage Corp.
	11,785,714	Revolving Loan, 0.00%, Maturing May 2, 2010(2)	11,608,929
	13,705,851	Term Loan, 8.36%, Maturing May 2, 2011	13,877,175
	RLC Industries Co.
	15,951,708	Term Loan, 6.82%, Maturing February 24, 2010	15,931,768
	Xerium Technologies, Inc.
EUR	1,975,000	Term Loan, 5.63%, Maturing May 18, 2012	2,537,597
	10,014,466	Term Loan, 7.62%, Maturing May 18, 2012	10,001,948
			$180,157,893
	Healthcare — 5.7%
	Accellent, Inc.
	$3,225,625	Term Loan, 7.40%, Maturing November 22, 2012	$3,233,689
	Alliance Imaging, Inc.
	10,040,194	Term Loan, 7.94%, Maturing December 29, 2011	10,068,438
		American Medical Systems
	13,550,000	Term Loan, 7.81%, Maturing July 20, 2012	13,566,937
	AMN Healthcare, Inc.
	3,176,171	Term Loan, 7.12%, Maturing November 2, 2011	3,187,091
	AMR HoldCo, Inc.
	6,068,680	Term Loan, 7.28%, Maturing February 10, 2012	6,080,059
	Carl Zeiss Topco GMBH
	3,140,000	Term Loan, 8.12%, Maturing February 28, 2013	3,167,475
	6,280,000	Term Loan, 8.62%, Maturing February 28, 2014	6,366,350
	2,875,000	Term Loan, 10.87%, Maturing August 31, 2014	2,917,766
	Community Health Systems, Inc.
	47,978,227	Term Loan, 7.15%, Maturing August 19, 2011	48,059,598
	Concentra Operating Corp.
	17,431,491	Term Loan, 7.62%, Maturing September 30, 2011	17,532,263
	Conmed Corp.
	8,109,250	Term Loan, 7.32%, Maturing April 12, 2013	8,119,387
	CRC Health Corp.
	3,955,125	Term Loan, 7.62%, Maturing February 6, 2013	3,960,069
	Davita, Inc.
	47,516,567	Term Loan, 7.43%, Maturing October 5, 2012	47,807,179
	DJ Orthopedics, LLC
	2,515,607	Term Loan, 6.88%, Maturing April 7, 2013	2,512,463

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Healthcare (continued)
Encore Medical IHC, Inc.
	$7,952,608	Term Loan, 8.30%, Maturing October 4, 2010	$7,972,489
FGX International, Inc.
	4,000,000	Term Loan, 9.39%, Maturing December 12, 2012	3,980,000
FHC Health Systems, Inc.
	2,000,000	Term Loan, 11.49%, Maturing June 27, 2008	2,075,000
	2,321,429	Term Loan, 11.40%, Maturing December 18, 2009	2,408,482
	1,625,000	Term Loan, 13.40%, Maturing December 18, 2009	1,685,937
	3,250,000	Term Loan, 14.40%, Maturing February 7, 2011	3,371,875
		Fresenius Medical Care Holdings
	26,564,006	Term Loan, 6.75%, Maturing March 31, 2013	26,433,019
Hanger Orthopedic Group, Inc.
	5,461,313	Term Loan, 7.87%, Maturing May 26, 2011	5,487,483
HealthSouth Corp.
	17,456,250	Term Loan, 8.62%, Maturing March 10, 2013	17,548,384
Iasis Healthcare, LLC
	12,864,299	Term Loan, 7.62%, Maturing June 16, 2011	12,944,701
Kinetic Concepts, Inc.
	7,771,163	Term Loan, 7.12%, Maturing August 11, 2010	7,793,024
Leiner Health Products, Inc.
	8,162,125	Term Loan, 8.88%, Maturing May 27, 2011	8,209,735
Lifecare Holdings, Inc.
	9,157,500	Term Loan, 7.57%, Maturing August 11, 2012	8,459,241
Lifepoint Hospitals, Inc.
	31,523,355	Term Loan, 6.95%, Maturing April 15, 2012	31,420,904
Magellan Health Services, Inc.
	3,679,054	Term Loan, 5.20%, Maturing August 15, 2008	3,688,252
	3,219,172	Term Loan, 7.17%, Maturing August 15, 2008	3,227,220
Matria Healthcare, Inc.
	3,330,892	Term Loan, 7.63%, Maturing January 19, 2012	3,341,301
Medcath Holdings Corp.
	1,517,702	Term Loan, 7.86%, Maturing June 30, 2011	1,519,125
Moon Acquisition Co. AB
EUR	3,054,298	Term Loan, 5.88%, Maturing November 4, 2013	3,950,659
EUR	2,242,000	Term Loan, 6.38%, Maturing November 4, 2014	2,913,503
Multiplan Merger Corp.
	4,640,588	Term Loan, 7.85%, Maturing April 12, 2013	4,652,190
National Mentor Holdings, Inc.
	484,400	Term Loan, 5.32%, Maturing June 29, 2013	486,822
	8,145,186	Term Loan, 7.87%, Maturing June 29, 2013	8,185,912
P&F Capital S.A.R.L.
EUR	836,893	Term Loan, 5.63%, Maturing February 21, 2014	1,084,025
EUR	500,938	Term Loan, 5.63%, Maturing February 21, 2014	648,863
EUR	401,974	Term Loan, 5.63%, Maturing February 21, 2014	520,676
EUR	260,194	Term Loan, 6.13%, Maturing February 21, 2014	337,028

Principal Amount		Borrower/Tranche Description	Value
Healthcare (continued)
EUR	378,378	Term Loan, 6.13%, Maturing February 21, 2015	$492,150
EUR	140,541	Term Loan, 6.13%, Maturing February 21, 2015	182,798
EUR	291,892	Term Loan, 6.13%, Maturing February 21, 2015	379,658
EUR	1,189,189	Term Loan, 6.13%, Maturing February 21, 2015	1,546,756
PER-SE Technologies, Inc.
	8,991,954	Term Loan, 7.57%, Maturing January 6, 2013	9,045,348
Renal Advantage, Inc.
	2,327,221	Term Loan, 7.89%, Maturing October 5, 2012	2,346,130
Select Medical Holding Corp.
	9,800,750	Term Loan, 7.15%, Maturing February 24, 2012	9,631,079
Sirona Dental Systems GmbH
EUR	1,500,000	Term Loan, 5.85%, Maturing June 30, 2013	1,937,773
Sunrise Medical Holdings, Inc.
	8,236,913	Term Loan, 8.89%, Maturing May 13, 2010	8,216,321
Talecris Biotherapeutics, Inc.
	7,520,475	Term Loan, 8.64%, Maturing March 31, 2010	7,558,077
	1,531,250	Term Loan, 8.89%, Maturing May 31, 2010	1,531,250
Vanguard Health Holding Co., LLC
	14,948,278	Term Loan, 7.87%, Maturing September 23, 2011	14,980,985
Ventiv Health, Inc.
	3,441,429	Term Loan, 6.87%, Maturing October 5, 2011	3,430,674
VWR International, Inc.
EUR	2,424,905	Term Loan, 6.28%, Maturing April 7, 2011	3,124,688
	10,198,914	Term Loan, 7.63%, Maturing April 7, 2011	10,227,604
			$425,555,905
Home Furnishings — 1.2%
Interline Brands, Inc.
	$6,039,212	Term Loan, 7.11%, Maturing June 23, 2013	$6,050,535
	7,850,976	Term Loan, 7.12%, Maturing June 23, 2013	7,865,696
Knoll, Inc.
	9,009,340	Term Loan, 7.12%, Maturing October 3, 2012	9,062,837
National Bedding Co., LLC
	6,594,037	Term Loan, 7.39%, Maturing August 31, 2011	6,622,886
	1,500,000	Term Loan, 10.37%, Maturing August 31, 2012	1,514,062
Oreck Corp.
	4,277,960	Term Loan, 8.12%, Maturing February 2, 2012	4,281,972
Sanitec, Ltd. Oy
EUR	4,478,261	Term Loan, 5.89%, Maturing April 7, 2013	5,688,678
EUR	4,478,261	Term Loan, 6.39%, Maturing April 7, 2014	5,714,828
Sealy Mattress Co.
	5,000,000	Revolving Loan, 0.00%, Maturing April 6, 2012(2)	4,925,000
	12,125,000	Term Loan, 7.37%, Maturing August 25, 2012	12,125,000

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Home Furnishings (continued)
Simmons Co.
	$21,880,243	Term Loan, 7.17%, Maturing December 19, 2011	$22,047,758
			$85,899,252
Industrial Equipment — 1.6%
Aearo Technologies, Inc.
	$6,268,500	Term Loan, 7.87%, Maturing March 22, 2013	$6,328,571
Alliance Laundry Holdings, LLC
	3,777,766	Term Loan, 7.57%, Maturing January 27, 2012	3,804,921
Colfax Corp.
	2,013,432	Term Loan, 7.38%, Maturing November 30, 2011	2,024,757
EUR	4,962,500	Term Loan, 5.63%, Maturing December 19, 2011	6,357,639
Douglas Dynamics Holdings, Inc.
	4,145,273	Term Loan, 7.12%, Maturing December 16, 2010	4,134,910
Flowserve Corp.
	13,777,287	Term Loan, 6.88%, Maturing August 10, 2012	13,805,268
Gleason Corp.
	5,650,000	Term Loan, 7.91%, Maturing June 30, 2013	5,692,375
GSCP Athena (Finnish) Holdings
EUR	6,108,696	Term Loan, 5.57%, Maturing August 31, 2013	7,833,650
EUR	5,891,304	Term Loan, 6.07%, Maturing August 31, 2014	7,588,296
Heating Finance PLC (Baxi)
EUR	3,253,597	Term Loan, 0.00%, Maturing December 27, 2010(2)	4,137,156
GBP	2,944,670	Term Loan, 7.10%, Maturing December 27, 2010	5,605,691
John Maneely Co.
	2,838,461	Term Loan, 8.37%, Maturing March 24, 2013	2,867,734
MTD Products, Inc.
	10,772,259	Term Loan, 6.88%, Maturing June 1, 2010	10,691,467
Nacco Materials Handling Group, Inc.
	3,561,063	Term Loan, 7.36%, Maturing March 22, 2013	3,556,611
PP Acquisition Corp.
	20,538,819	Term Loan, 8.32%, Maturing November 12, 2011	20,701,425
Prysmian S.R.L.
EUR	2,000,000	Term Loan, 7.88%, Maturing August 22, 2014	2,564,754
EUR	1,400,000	Term Loan, 5.79%, Maturing August 22, 2014	1,795,328
EUR	300,000	Term Loan, 6.29%, Maturing August 22, 2015	386,415
TFS Acquisition Corp.
	5,500,000	Term Loan, 8.92%, Maturing August 11, 2013	5,541,250
			$115,418,218
Insurance — 0.8%
ARG Holding, Inc.
	$7,890,375	Term Loan, 8.38%, Maturing November 30, 2011	$7,924,895
	500,000	Term Loan, 12.62%, Maturing November 30, 2012	506,250

	Principal Amount	Borrower/Tranche Description	Value
	Insurance (continued)
	CCC Information Services Group
	$5,275,000	Term Loan, 7.87%, Maturing February 10, 2013	$5,304,672
	Conseco, Inc.
	21,450,000	Term Loan, 7.32%, Maturing September 25, 2013	21,530,437
	Hilb, Rogal & Hobbs Co.
	5,671,500	Term Loan, 6.87%, Maturing April 26, 2013	5,673,865
	U.S.I. Holdings Corp.
	1,737,500	Term Loan, 0.00%, Maturing March 24, 2011(2)	1,746,187
	16,924,312	Term Loan, 7.69%, Maturing March 24, 2011	17,008,933
			$59,695,239
	Leisure Goods / Activities / Movies — 5.1%
	24 Hour Fitness Worldwide, Inc.
	$11,472,350	Term Loan, 7.99%, Maturing June 2, 2012	$11,558,393
	Alliance Atlantis Communications, Inc.
	6,502,970	Term Loan, 6.87%, Maturing December 31, 2011	6,509,746
	Alpha D2, Ltd.
	40,355,828	Term Loan, 7.33%, Maturing December 31, 2007	40,406,273
	AMC Entertainment, Inc.
	15,368,912	Term Loan, 7.45%, Maturing January 26, 2013	15,510,199
	AMF Bowling Worldwide, Inc.
	3,513,711	Term Loan, 8.43%, Maturing August 27, 2009	3,542,260
	Bombardier Recreational Product
	15,800,000	Term Loan, 8.13%, Maturing June 28, 2013	15,800,000
	Butterfly Wendel US, Inc.
	1,237,500	Term Loan, 8.15%, Maturing June 22, 2013	1,254,709
	1,237,500	Term Loan, 7.90%, Maturing June 22, 2014	1,248,521
	Carmike Cinemas, Inc.
	6,726,411	Term Loan, 8.64%, Maturing May 19, 2012	6,804,888
	9,383,031	Term Loan, 8.65%, Maturing May 19, 2012	9,484,678
	Cedar Fair, L.P.
	4,987,500	Term Loan, 7.82%, Maturing August 31, 2011	5,015,555
	19,201,875	Term Loan, 7.87%, Maturing August 30, 2012	19,434,390
	Cinemark, Inc.
	29,450,000	Term Loan, 7.32%, Maturing October 5, 2013	29,668,578
	Corleone Capital, Ltd.
GBP	697,341	Term Loan, 6.82%, Maturing November 30, 2011	1,322,798
GBP	772,711	Term Loan, 7.57%, Maturing November 30, 2012	1,474,059
	Dave & Buster's, Inc.
	1,490,006	Term Loan, 7.88%, Maturing March 8, 2013	1,501,181
	1,496,250	Term Loan, 7.94%, Maturing March 8, 2013	1,507,472
	Deluxe Entertainment Services
	3,900,000	Term Loan, 5.27%, Maturing January 28, 2011	3,841,500
	3,227,249	Term Loan, 9.12%, Maturing January 28, 2011	3,260,868

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Leisure Goods / Activities / Movies (continued)
	Easton-Bell Sports, Inc.
	$7,064,500	Term Loan, 7.12%, Maturing March 16, 2012	$7,082,161
	Fender Musical Instruments Co.
	1,966,804	Term Loan, 8.13%, Maturing March 30, 2012	1,979,096
	500,000	Term Loan, 11.38%, Maturing October 1, 2012	505,000
	Lions Gate Entertainment, Inc.
	1,022,500	Revolving Loan, 0.00%, Maturing December 31, 2008(2)	1,007,162
	Metro-Goldwyn-Mayer Holdings, Inc.
	3,882,784	Term Loan, 8.62%, Maturing April 8, 2011	3,838,023
	64,500,900	Term Loan, 8.62%, Maturing April 8, 2012	63,781,005
	Regal Cinemas Corp.
	32,500,000	Term Loan, 7.12%, Maturing November 10, 2010	32,491,290
	Six Flags Theme Parks, Inc.
	3,275,000	Revolving Loan, 8.57%, Maturing June 30, 2008(2)	3,258,625
	25,517,824	Term Loan, 8.66%, Maturing June 30, 2009	25,830,826
	Southwest Sports Group, LLC
	9,500,000	Term Loan, 7.88%, Maturing December 22, 2010	9,502,973
	Universal City Development Partners, Ltd.
	18,996,088	Term Loan, 7.39%, Maturing June 9, 2011	19,079,196
	WMG Acquisition Corp.
	4,390,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	4,270,372
	29,923,260	Term Loan, 7.37%, Maturing February 28, 2011	30,071,022
			$381,842,819
	Lodging and Casinos — 3.7%
	Ameristar Casinos, Inc.
	$8,138,500	Term Loan, 6.90%, Maturing November 10, 2012	$8,148,673
	Aztar Corp.
	1,955,000	Term Loan, 6.82%, Maturing July 27, 2009	1,955,000
	Bally Technologies, Inc.
	15,460,019	Term Loan, 9.33%, Maturing September 4, 2009	15,514,778
	Boyd Gaming Corp.
	25,899,261	Term Loan, 6.87%, Maturing June 30, 2011	25,938,110
	CCM Merger, Inc.
	11,072,406	Term Loan, 7.38%, Maturing April 25, 2012	11,077,942
	Choctaw Resort Development Enterprise
	3,845,183	Term Loan, 7.12%, Maturing January 4, 2011	3,849,989
	Columbia Entertainment Co.
	3,129,107	Term Loan, 7.82%, Maturing October 24, 2011	3,144,753
	Fairmont Hotels and Resorts, Inc.
	6,358,471	Term Loan, 8.57%, Maturing May 12, 2011	6,414,107
	Gala Electric Casinos, Ltd.
GBP	5,000,000	Term Loan, 7.30%, Maturing December 12, 2012(2)	9,554,130
GBP	13,498,333	Term Loan, 7.55%, Maturing December 12, 2014	25,991,922
GBP	12,498,333	Term Loan, 8.05%, Maturing December 12, 2014	24,168,715

	Principal Amount	Borrower/Tranche Description	Value
	Lodging and Casinos (continued)
	Globalcash Access, LLC
	$2,989,729	Term Loan, 9.00%, Maturing March 10, 2010	$2,989,729
	Green Valley Ranch Gaming, LLC
	2,967,263	Term Loan, 7.37%, Maturing December 24, 2010	2,972,827
	Herbst Gaming, Inc.
	3,181,550	Term Loan, 7.37%, Maturing January 31, 2011	3,186,523
	Isle of Capri Casinos, Inc.
	4,937,500	Term Loan, 7.12%, Maturing February 4, 2012	4,956,016
	15,599,044	Term Loan, 7.18%, Maturing February 4, 2012	15,657,540
	Penn National Gaming, Inc.
	47,593,920	Term Loan, 7.13%, Maturing October 3, 2012	47,903,281
	Pinnacle Entertainment, Inc.
	7,500,000	Term Loan, 7.32%, Maturing December 14, 2011	7,529,063
	Trump Entertainment Resorts Holdings, L.P.
	5,406,563	Term Loan, 0.00%, Maturing May 20, 2012(2)	5,453,026
	5,406,563	Term Loan, 8.03%, Maturing May 20, 2012	5,453,026
	Venetian Casino Resort, LLC
	32,347,836	Term Loan, 7.12%, Maturing June 15, 2011	32,464,093
	VML US Finance, LLC
	3,333,333	Term Loan, 0.00%, Maturing May 25, 2012(2)	3,331,943
	6,666,667	Term Loan, 8.12%, Maturing May 25, 2013	6,718,227
			$274,373,413
	Nonferrous Metals / Minerals — 1.6%
	Almatis Holdings 5 BV
EUR	1,007,336	Term Loan, 5.74%, Maturing December 21, 2013	$1,303,874
	1,000,000	Term Loan, 8.12%, Maturing December 21, 2013	1,013,672
EUR	1,007,336	Term Loan, 6.24%, Maturing December 21, 2014	1,309,017
	1,000,000	Term Loan, 8.62%, Maturing December 21, 2014	1,018,203
	Alpha Natural Resources, LLC
	9,235,237	Term Loan, 7.12%, Maturing October 26, 2012	9,259,766
	Carmeuse Lime, Inc.
	6,958,479	Term Loan, 7.19%, Maturing May 2, 2011	6,958,479
	CII Carbon, LLC
	3,604,375	Term Loan, 7.44%, Maturing August 23, 2012	3,613,386
	Compass Minerals Group, Inc.
	7,402,870	Term Loan, 6.88%, Maturing December 22, 2012	7,414,441
		Magnum Coal Co.
	1,375,000	Term Loan, 8.57%, Maturing March 21, 2013	1,380,156
	13,681,250	Term Loan, 8.62%, Maturing March 21, 2013	13,732,555
	Murray Energy Corp.
	10,795,600	Term Loan, 8.40%, Maturing January 28, 2010	10,903,556
	Novelis, Inc.
	20,364,070	Term Loan, 7.72%, Maturing January 9, 2012	20,454,527

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals (continued)
Severstal North America, Inc.
$15,200,000	Revolving Loan, 0.00%, Maturing April 7, 2007(2)	$15,124,000
Stillwater Mining Co.
4,360,000	Revolving Loan, 5.32%, Maturing June 30, 2007(2)	4,430,850
5,692,413	Term Loan, 7.63%, Maturing June 30, 2007	5,720,875
Tube City IMS Corp.
15,401,863	Term Loan, 8.12%, Maturing December 31, 2010	15,459,620
3,000,000	Term Loan, 11.37%, Maturing October 26, 2011	3,007,500
		$122,104,477
Oil and Gas — 2.4%
Cavallo Energy L.P.
$20,781,250	Revolving Loan, 6.81%, Maturing October 5, 2010(2)	$20,755,273
2,127,604	Term Loan, 8.32%, Maturing December 5, 2010	2,126,274
Citgo Petroleum Corp.
8,052,264	Term Loan, 6.68%, Maturing November 15, 2012	8,064,004
Coffeyville Resources, LLC
1,600,000	Term Loan, 5.27%, Maturing July 8, 2011	1,611,798
2,370,150	Term Loan, 7.63%, Maturing July 8, 2012	2,387,627
Concho Resources, Inc.
17,181,938	Term Loan, 9.37%, Maturing July 6, 2011(4)	17,128,673
El Paso Corp.
10,960,000	Term Loan, 5.33%, Maturing July 31, 2011	11,047,088
Epco Holdings, Inc.
4,333,334	Revolving Loan, 7.07%, Maturing August 18, 2008(2)	4,279,167
7,506,760	Term Loan, 7.13%, Maturing August 18, 2008	7,527,877
10,063,450	Term Loan, 7.37%, Maturing August 18, 2010	10,132,636
Key Energy Services, Inc.
9,851,303	Term Loan, 9.19%, Maturing June 30, 2012	9,911,337
LB Pacific, L.P.
7,968,650	Term Loan, 8.07%, Maturing March 3, 2012	7,988,572
Niska Gas Storage
1,321,515	Term Loan, 0.00%, Maturing May 12, 2013(2)	1,323,167
1,887,879	Term Loan, 7.14%, Maturing May 13, 2011	1,890,239
1,972,361	Term Loan, 7.16%, Maturing May 12, 2013	1,972,054
10,333,777	Term Loan, 7.17%, Maturing May 12, 2013	10,332,164
Petroleum Geo-Services ASA
4,049,951	Term Loan, 7.61%, Maturing December 16, 2012	4,081,844
Primary Natural Resources, Inc.
13,382,750	Term Loan, 9.35%, Maturing July 28, 2010(4)	13,341,263
Targa Resources, Inc.
11,750,000	Term Loan, 7.62%, Maturing October 31, 2007	11,766,521
3,434,480	Term Loan, 7.62%, Maturing October 31, 2012	3,455,946
19,333,381	Term Loan, 7.63%, Maturing October 31, 2012	19,454,214

	Principal Amount	Borrower/Tranche Description	Value
	Oil and Gas (continued)
	W&T Offshore, Inc.
	$10,850,000	Term Loan, 7.65%, Maturing May 26, 2010	$10,924,594
			$181,502,332
	Publishing — 4.9%
	American Media Operations, Inc.
	$23,000,000	Term Loan, 8.37%, Maturing January 31, 2013	$23,170,108
	Black Press US Partnership
	4,550,000	Term Loan, 7.50%, Maturing August 2, 2013	4,584,125
	CBD Media, LLC
	7,452,219	Term Loan, 7.70%, Maturing December 31, 2009	7,514,318
	Dex Media East, LLC
	8,980,144	Term Loan, 6.92%, Maturing May 8, 2009	8,963,306
	Dex Media West, LLC
	15,207,322	Term Loan, 6.88%, Maturing March 9, 2010	15,168,437
	2,450,015	Term Loan, 6.91%, Maturing September 9, 2010	2,445,115
	Gatehouse Media Operating, Inc.
	13,680,789	Term Loan, 7.57%, Maturing June 6, 2013	13,714,991
	Hanley-Wood, LLC
	984,132	Term Loan, 7.61%, Maturing August 1, 2012	984,748
	8,239,414	Term Loan, 7.69%, Maturing August 1, 2012	8,244,564
	Medianews Group, Inc.
	12,163,805	Term Loan, 6.57%, Maturing December 30, 2010	12,039,637
	7,655,813	Term Loan, 7.07%, Maturing August 2, 2013	7,670,167
	Merrill Communications, LLC
	16,534,006	Term Loan, 7.59%, Maturing May 15, 2011	16,596,008
	Nebraska Book Co., Inc.
	11,142,790	Term Loan, 7.88%, Maturing March 4, 2011	11,191,539
	Newspaper Holdings, Inc.
	2,500,000	Term Loan, 6.69%, Maturing August 24, 2011	2,493,750
	16,050,000	Term Loan, 6.94%, Maturing August 24, 2012	15,989,813
	Philadelphia Newspapers, LLC
	6,334,125	Term Loan, 8.12%, Maturing June 29, 2013	6,310,372
	R.H. Donnelley Corp.
	999,946	Term Loan, 6.62%, Maturing December 31, 2009	992,715
	39,958,852	Term Loan, 6.89%, Maturing June 30, 2011	39,845,090
	10,420,455	Term Loan, 6.89%, Maturing June 30, 2011	10,402,104
	Retos Cartera, SA
EUR	1,000,000	Term Loan, 5.07%, Maturing March 15, 2013	1,288,316
EUR	1,000,000	Term Loan, 6.28%, Maturing March 15, 2014	1,292,304
	Seat Pagine Gialle Spa
EUR	16,090,393	Term Loan, 5.88%, Maturing May 25, 2012	20,726,776
	SGS International, Inc.
	4,000,000	Term Loan, 0.00%, Maturing December 30, 2011(2)	4,022,500
	1,215,813	Term Loan, 8.06%, Maturing December 30, 2011	1,222,651

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Publishing (continued)
Siegwerk Druckfarben AG
EUR	2,598,750	Term Loan, 6.24%, Maturing September 8, 2013	$3,349,049
EUR	2,624,814	Term Loan, 6.92%, Maturing September 8, 2014	3,397,295
Source Media, Inc.
	13,128,877	Term Loan, 7.61%, Maturing November 8, 2011	13,202,727
SP Newsprint Co.
	8,463,065	Term Loan, 5.32%, Maturing January 9, 2010	8,505,380
	989,114	Term Loan, 8.48%, Maturing January 9, 2010	994,060
Springer Science+Business Media
	2,790,582	Term Loan, 7.62%, Maturing May 5, 2010	2,797,558
EUR	1,399,585	Term Loan, 5.63%, Maturing May 5, 2011	1,804,473
	3,097,232	Term Loan, 7.99%, Maturing May 5, 2011	3,124,011
EUR	1,210,414	Term Loan, 6.00%, Maturing May 5, 2012	1,567,788
	6,452,567	Term Loan, 8.37%, Maturing May 5, 2012	6,542,662
Sun Media Corp.
	9,047,123	Term Loan, 7.13%, Maturing February 7, 2009	9,067,859
Thomas Nelson, Inc.
	1,995,000	Term Loan, 7.60%, Maturing June 12, 2012	2,002,481
World Directories ACQI Corp.
EUR	1,500,000	Term Loan, 6.01%, Maturing November 29, 2012	1,927,517
EUR	7,006,198	Term Loan, 6.51%, Maturing November 29, 2013	9,041,361
Xsys US, Inc.
EUR	2,750,000	Term Loan, 6.06%, Maturing September 27, 2013	3,532,998
	7,701,575	Term Loan, 7.87%, Maturing September 27, 2013	7,752,120
EUR	2,750,000	Term Loan, 6.56%, Maturing September 27, 2014	3,550,548
	7,866,565	Term Loan, 8.37%, Maturing September 27, 2014	7,957,526
YBR Acquisition BV
EUR	1,250,000	Term Loan, 5.74%, Maturing June 30, 2013	1,618,771
EUR	6,000,000	Term Loan, 5.78%, Maturing June 30, 2013	7,770,100
EUR	7,250,000	Term Loan, 6.24%, Maturing June 30, 2014	9,425,422
Yell Group, PLC
	21,025,000	Term Loan, 7.32%, Maturing October 27, 2012	21,150,498
			$366,955,658
Radio and Television — 4.4%
Adams Outdoor Advertising, L.P.
	$16,972,119	Term Loan, 7.13%, Maturing November 18, 2012	$17,019,861
ALM Media Holdings, Inc.
	7,869,028	Term Loan, 7.87%, Maturing March 4, 2010	7,876,409
Block Communications, Inc.
	7,051,737	Term Loan, 7.37%, Maturing December 22, 2011	7,073,774
Cequel Communications, LLC
	37,850,000	Term Loan, 7.62%, Maturing November 5, 2013	37,826,344

	Principal Amount	Borrower/Tranche Description	Value
	Radio and Television (continued)
	CMP Susquehanna Corp.
	$2,000,000	Term Loan, 0.00%, Maturing May 5, 2011(2)	$1,900,000
	13,620,087	Term Loan, 7.40%, Maturing May 5, 2013	13,658,400
	Cumulus Media, Inc.
	11,371,500	Term Loan, 7.45%, Maturing June 7, 2013	11,439,024
	DirecTV Holdings, LLC
	15,558,231	Term Loan, 6.82%, Maturing April 13, 2013	15,581,210
	Emmis Operating Co.
	7,800,000	Term Loan, 9.00%, Maturing November 10, 2011	7,818,104
	Entravision Communications Corp.
	8,963,500	Term Loan, 6.87%, Maturing September 29, 2013	8,970,034
	Gray Television, Inc.
	8,064,062	Term Loan, 6.88%, Maturing November 22, 2012	8,060,465
	HEI Acquisition, LLC
	5,425,000	Term Loan, 8.38%, Maturing December 31, 2011	5,425,000
	HIT Entertainment, Inc.
	841,500	Term Loan, 7.62%, Maturing March 20, 2012	844,656
	Intelsat Subsuduary Holding Co.
	7,825,000	Term Loan, 7.62%, Maturing July 3, 2013	7,884,908
	NEP Supershooters, L.P.
	2,888,645	Term Loan, 8.87%, Maturing February 3, 2011	2,919,336
	4,897,947	Term Loan, 9.42%, Maturing February 3, 2011	4,957,643
	Nexstar Broadcasting, Inc.
	24,647,800	Term Loan, 7.12%, Maturing October 1, 2012	24,593,896
	NextMedia Operating, Inc.
	2,871,000	Term Loan, 7.32%, Maturing November 14, 2012	2,867,770
	P7S1 Holding II S.A.R.L.
EUR	24,000,000	Term Loan, 7.26%, Maturing July 18, 2011	30,766,417
	PanAmSat Corp.
	19,675,000	Term Loan, 7.87%, Maturing January 3, 2014	19,862,188
	Patriot Media and Communications CNJ, Inc.
	488,095	Term Loan, 7.65%, Maturing March 31, 2013	491,527
	Paxson Communications Corp.
	17,925,000	Term Loan, 8.62%, Maturing January 15, 2012	18,249,891
	Raycom TV Broadcasting, LLC
	20,241,115	Term Loan, 6.88%, Maturing August 28, 2013	20,127,259
	SFX Entertainment
	9,974,625	Term Loan, 7.62%, Maturing June 21, 2013	9,980,859
	Spanish Broadcasting System
	12,287,875	Term Loan, 7.12%, Maturing June 10, 2012	12,300,679
	TDF SA
EUR	4,151,899	Term Loan, 5.54%, Maturing March 11, 2013	5,324,267
EUR	4,151,899	Term Loan, 6.42%, Maturing March 11, 2014	5,339,322
EUR	4,661,720	Term Loan, 7.17%, Maturing March 11, 2015	5,999,925

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
Young Broadcasting, Inc.
$9,472,688	Term Loan, 8.00%, Maturing November 3, 2012	$9,465,289
		$324,624,457
Rail Industries — 0.5%
Kansas City Southern Railway Co.
$15,162,000	Term Loan, 7.11%, Maturing April 26, 2013	$15,193,582
Railamerica, Inc.
19,967,084	Term Loan, 7.44%, Maturing September 29, 2011	20,073,169
		$35,266,751
Retailers (Except Food and Drug) — 2.5%
Advantage Sales & Marketing, Inc.
$5,273,500	Term Loan, 7.43%, Maturing March 29, 2013	$5,259,219
American Achievement Corp.
6,235,482	Term Loan, 7.68%, Maturing March 25, 2011	6,282,249
Amscan Holdings, Inc.
10,248,500	Term Loan, 8.32%, Maturing December 23, 2012	10,331,769
Coinmach Laundry Corp.
24,999,115	Term Loan, 7.91%, Maturing December 19, 2012	25,227,232
FTD, Inc.
5,037,375	Term Loan, 7.35%, Maturing July 28, 2013	5,059,414
Harbor Freight Tools USA, Inc.
14,416,229	Term Loan, 7.22%, Maturing July 15, 2010	14,421,636
Home Interiors & Gifts, Inc.
3,608,011	Term Loan, 10.39%, Maturing March 31, 2011	2,651,888
Josten's Corp.
4,000,000	Revolving Loan, 7.10%, Maturing October 4, 2009(2)	3,960,000
24,875,233	Term Loan, 7.37%, Maturing October 4, 2011	25,025,529
Mapco Express, Inc.
3,606,958	Term Loan, 8.07%, Maturing April 28, 2011	3,640,773
	Mauser Werke GMBH & Co. KG
8,325,000	Term Loan, 8.10%, Maturing December 3, 2011	8,377,031
Movie Gallery, Inc.
3,089,658	Term Loan, 10.62%, Maturing April 27, 2011	2,898,272
Neiman Marcus Group, Inc.
4,408,228	Term Loan, 7.64%, Maturing April 6, 2013	4,448,180
Oriental Trading Co., Inc.
2,000,000	Term Loan, 11.47%, Maturing January 31, 2014	2,008,334
12,967,500	Term Loan, 8.18%, Maturing July 31, 2013	12,997,222
Pep Boys - Manny, Moe, & Jack, (The)
4,179,000	Term Loan, 8.07%, Maturing January 27, 2011	4,231,238
Petro Stopping Center, L.P.
531,250	Term Loan, 7.88%, Maturing February 9, 2007	533,906

	Principal Amount	Borrower/Tranche Description	Value
	Retailers (Except Food and Drug) (continued)
	Rent-A-Center, Inc.
	$6,583,500	Term Loan, 6.85%, Maturing July 30, 2012	$6,583,500
	Savers, Inc.
	6,200,000	Term Loan, 8.16%, Maturing August 11, 2012	6,242,625
	Shopko Stores, Inc.
	11,802,000	Revolving Loan, 7.00%, Maturing December 28, 2010(2)	11,765,119
	Stewert Enterprises, Inc.
	3,115,849	Term Loan, 7.23%, Maturing November 19, 2011	3,117,796
	Travelcenters of America, Inc.
	23,045,900	Term Loan, 7.11%, Maturing December 1, 2011	23,078,302
			$188,141,234
	Steel — 0.0%
	Gibraltar Industries, Inc.
	$3,367,590	Term Loan, 7.13%, Maturing December 8, 2010	$3,365,485
			$3,365,485
	Surface Transport — 0.5%
	Horizon Lines, LLC
	$5,767,250	Term Loan, 7.62%, Maturing July 7, 2011	$5,794,287
	Laidlaw International, Inc.
	2,587,266	Term Loan, 7.12%, Maturing July 31, 2013	2,610,442
	7,761,797	Term Loan, 7.12%, Maturing July 31, 2013	7,831,327
	Ozburn-Hessey Holding Co., LLC
	3,988,210	Term Loan, 8.78%, Maturing August 9, 2012	3,993,195
	Sirva Worldwide, Inc.
	6,983,153	Term Loan, 11.61%, Maturing December 1, 2010	6,457,238
	Vanguard Car Rental USA
	11,781,000	Term Loan, 8.35%, Maturing June 14, 2013	11,881,139
			$38,567,628
	Telecommunications — 3.3%
	Alaska Communications Systems Holdings, Inc.
	$19,775,000	Term Loan, 7.12%, Maturing February 1, 2012	$19,789,832
	American Cellular Corp.
	3,500,000	Term Loan, 7.63%, Maturing August 7, 2013(2)	3,517,501
	Asurion Corp.
	10,392,988	Term Loan, 8.32%, Maturing July 13, 2012	10,451,448
	BCM Luxembourg, Ltd.
EUR	7,000,000	Term Loan, 5.93%, Maturing September 30, 2014	8,932,717
EUR	7,000,000	Term Loan, 6.31%, Maturing September 30, 2015	8,996,384
	Cellular South, Inc.
	6,905,180	Term Loan, 7.14%, Maturing May 4, 2011	6,911,657

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Telecommunications (continued)
	Centennial Cellular Operating Co., LLC
	$4,500,000	Revolving Loan, 0.00%, Maturing February 9, 2010(2)	$4,387,500
	16,147,788	Term Loan, 7.62%, Maturing February 9, 2011	16,289,081
	Cincinnati Bell, Inc.
	4,380,750	Term Loan, 6.93%, Maturing August 31, 2012	4,380,067
	Consolidated Communications, Inc.
	21,847,842	Term Loan, 7.38%, Maturing July 27, 2015	21,916,117
		Crown Castle Operating Co.
	8,977,500	Term Loan, 7.65%, Maturing June 1, 2014	9,022,388
	Epicor Software Corp.
	2,487,500	Term Loan, 7.83%, Maturing March 30, 2012	2,498,383
	Fairpoint Communications, Inc.
	21,785,000	Term Loan, 7.13%, Maturing February 8, 2012	21,776,482
	Hawaiian Telcom Communications, Inc.
	1,450,000	Term Loan, 7.62%, Maturing October 31, 2011	1,448,188
	5,152,000	Term Loan, 7.62%, Maturing October 31, 2012	5,168,100
	Iowa Telecommunications Services
	9,998,000	Term Loan, 7.12%, Maturing November 23, 2011	10,020,915
	Madison River Capital, LLC
	3,625,143	Term Loan, 7.62%, Maturing July 29, 2012	3,647,234
	NTelos, Inc.
	13,157,325	Term Loan, 7.57%, Maturing August 24, 2011	13,216,533
	Stratos Global Corp.
	7,575,000	Term Loan, 8.11%, Maturing February 13, 2012	7,581,310
	Syniverse Holdings, Inc.
	3,374,461	Term Loan, 7.37%, Maturing February 15, 2012	3,382,897
	TDC AS (Nordic Telephone Company)
EUR	3,000,000	Term Loan, 5.54%, Maturing January 30, 2014	3,866,544
EUR	3,000,000	Term Loan, 6.04%, Maturing January 30, 2015	3,882,818
	Triton PCS, Inc.
	14,949,636	Term Loan, 8.57%, Maturing November 18, 2009	15,092,899
	Westcom Corp.
	4,058,202	Term Loan, 8.29%, Maturing December 17, 2010	4,065,811
	Windstream Corp.
	34,300,000	Term Loan, 7.12%, Maturing July 17, 2013	34,520,515
	Winstar Communications, Inc.
	127,026	DIP Loan, 10.25%, Maturing December 31, 2006(3)	176,883
			$244,940,204
	Utilities — 2.5%
	Astoria Generating Co.
	$681,049	Term Loan, 7.32%, Maturing February 23, 2011	$686,423
	3,455,930	Term Loan, 7.39%, Maturing February 23, 2013	3,483,201

Principal Amount	Borrower/Tranche Description	Value
Utilities (continued)
BRSP, LLC
$15,175,000	Term Loan, 8.58%, Maturing July 13, 2009	$15,250,875
Calpine Corp.
7,350,000	DIP Revolving Loan, 0.00%, Maturing February 27, 2008(2)	7,304,063
2,880,969	DIP Loan, 7.62%, Maturing February 27, 2008	2,900,055
7,275,000	DIP Loan, 9.37%, Maturing February 27, 2008	7,417,466
Cellnet Technology, Inc.
3,822,633	Term Loan, 8.37%, Maturing April 26, 2012	3,856,081
Cogentrix Delaware Holdings, Inc.
8,057,380	Term Loan, 6.87%, Maturing April 14, 2012	8,076,686
Covanta Energy Corp.
6,790,244	Term Loan, 5.37%, Maturing June 24, 2012	6,855,315
997,500	Term Loan, 7.62%, Maturing June 24, 2012	997,500
4,853,735	Term Loan, 7.62%, Maturing May 27, 2013	4,900,248
KGen, LLC
5,646,000	Term Loan, 7.99%, Maturing August 5, 2011	5,667,173
La Paloma Generating Co., LLC
616,677	Term Loan, 7.07%, Maturing August 16, 2012	615,135
3,820,773	Term Loan, 7.12%, Maturing August 16, 2012	3,811,221
LSP General Finance Co., LLC
9,743,449	Term Loan, 7.12%, Maturing May 6, 2013	9,745,475
Mirant North America, LLC.
7,741,500	Term Loan, 7.07%, Maturing January 3, 2013	7,744,264
NRG Energy, Inc.
69,740,750	Term Loan, 7.37%, Maturing February 1, 2013	70,183,903
Pike Electric, Inc.
3,969,263	Term Loan, 6.88%, Maturing July 2, 2012	3,970,088
3,018,039	Term Loan, 6.88%, Maturing December 10, 2012	3,018,667
Reliant Energy, Inc.
10,000,000	Revolving Loan, 0.00%, Maturing April 30, 2008(2)	9,905,000
Vulcan Energy Corp.
10,926,847	Term Loan, 6.90%, Maturing July 23, 2010	10,947,335
		$187,336,174
	Total Senior Floating Rate Interests (identified cost $7,301,619,958)	$7,335,035,567

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

	Corporate Bonds & Notes — 1.0%
	Principal Amount (000's omitted)	Security	Value
	Cable and Satellite Television — 0.2%
	Iesy Hessen & ISH NRW, Variable Rate
EUR	13,500	6.429%, 4/15/13	$17,036,879
			$17,036,879
	Electronics / Electrical — 0.1%
	NXP BV / NXP Funding LLC, Variable Rate
	$6,300	8.118%, 10/15/13(5)	$6,386,625
			$6,386,625
	Financial Intermediaries — 0.4%
	Alzette, Variable Rate
	$1,180	8.636%, 12/15/20(5)	$1,213,925
	Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
	1,140	7.35%, 2/24/19(5)	1,146,892
	Babson Ltd., 2005-1A, Class C1, Variable Rate
	1,500	7.324%, 4/15/19(5)	1,524,010
	Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
	1,500	7.424%, 1/15/19(5)	1,527,758
	Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
	1,500	7.854%, 8/11/16(5)	1,525,145
	Centurion CDO 8 Ltd., Series 2005-8A, Class D, Variable Rate
	1,000	10.89%, 3/8/17	1,055,867
	Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, Variable Rate
	2,000	7.324%, 1/15/18(5)	2,019,226
	Sonata Securities S.A., Series 2006-5
	7,000	8.999%, 6/27/07	7,049,700
	Sonata Securities S.A., Series 2006-6
	10,000	8.999%, 6/27/07	10,069,100
			$27,131,623
	Radio and Television — 0.0%
	Paxson Communications Corp., Variable Rate
	$3,000	8.624%, 1/15/12(5)	$3,048,750
			$3,048,750
	Real Estate — 0.1%
	Assemblies of God, Variable Rate
	$9,916	7.555%, 6/15/29(5)	$9,916,478
			$9,916,478

Principal Amount (000's omitted)	Security	Value
Telecommunications — 0.2%
Qwest Corp., Sr. Notes, Variable Rate
$5,850	8.64%, 6/15/13(5)	$6,332,625
Rogers Wireless, Inc., Variable Rate
6,589	8.515%, 12/15/10	6,745,489
		$13,078,114
	Total Corporate Bonds & Notes (identified cost $74,967,174)	$76,598,469
Common Stocks — 0.1%
Shares	Security	Value
105,145	Hayes Lemmerz International(6)	$225,010
86,020	Maxim Crane Works, L.P.(6)	4,053,673
	Total Common Stocks (identified cost $2,549,911)	$4,278,683
Preferred Stocks — 0.0%
Shares	Security	Value
350	Hayes Lemmerz International(4)(6)(7)	$3,236
	Total Preferred Stocks (identified cost $17,500)	$3,236
Closed-End Investment Companies — 0.0%
Shares	Security	Value
4,000	Pioneer Floating Rate Trust	$76,080
	Total Closed-End Investment Companies (identified cost $72,148)	$76,080
Short-Term Investments — 2.8%

Principal Amount	Maturity Date	Borrower	Rate	Amount
$67,587,000	11/01/06	Abbey National North America LLC, Commercial Paper	5.31%	$67,587,000
142,465,000	11/01/06	HSBC Finance Corp., Commercial Paper	5.31%	142,465,000
			Total Short-Term Investments (at amortized cost $210,052,000)	$210,052,000

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Amount
Total Investments — 102.6% (identified cost $7,589,278,691)	$7,626,044,035
Less Unfunded Loan Commitments — (3.7)%	$(277,946,866)
Net Investments — 98.9% (identified cost $7,311,331,825)	$7,348,097,169
Other Assets, Less Liabilities — 1.1%	$82,395,970
Net Assets — 100.0%	$7,430,493,139

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Defaulted security. Currently the issuer is in default with respect to interest payments.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the aggregate value of the securities is $34,641,434 or 0.5% of the Portfolio's net assets.

(6)  Non-income producing security.

(7)  Restricted security.

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $7,311,331,825)	$7,348,097,169
Cash	28,339,272
Foregn currency, at value (identified cost, $17,947)	17,576
Receivable for investments sold	5,105,400
Interest and dividends receivable	54,414,214
Receivable for open swap contracts	1,494,324
Prepaid expenses	676,600
Total assets	$7,438,144,555
Liabilities
Payable for open forward foreign currency contracts	$4,084,652
Payable to affiliate for investment advisory fees	3,197,568
Payable to affiliate for Trustees' fees	2,533
Accrued expenses	366,663
Total liabilities	$7,651,416
Net Assets applicable to investors' interest in Portfolio	$7,430,493,139
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$7,396,708,123
Net unrealized appreciation (computed on the basis of identified cost)	33,785,016
Total	$7,430,493,139

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest	$490,026,227
Dividends	6,574
Total investment income	$490,032,801
Expenses
Investment adviser fee	$35,804,388
Trustees' fees and expenses	30,804
Custodian fee	975,491
Legal and accounting services	816,329
Miscellaneous	725,288
Total expenses	$38,352,300
Deduct — Reduction of custodian fee	$130,282
Total expense reductions	$130,282
Net expenses	$38,222,018
Net investment income	$451,810,783
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(2,465,912)
Swap contracts	1,411,162
Foreign currency and forward foreign currency exchange contract transactions	(21,129,036)
Net realized loss	$(22,183,786)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$7,061,625
Swap contracts	1,255,356
Foreign currency and forward foreign currency exchange contracts	(8,347,803)
Net change in unrealized appreciation (depreciation)	$(30,822)
Net realized and unrealized loss	$(22,214,608)
Net increase in net assets from operations	$429,596,175

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$451,810,783	$286,479,439
Net realized loss from investment transactions, swap contracts, foreign currency, and forward foreign currency exchange contract transactions	(22,183,786)	(6,260,828)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency, and forward foreign currency exchange contracts	(30,822)	5,235,160
Net increase in net assets from operations	$429,596,175	$285,453,771
Capital transactions — Contributions	$2,989,478,752	$2,972,303,225
Withdrawals	(2,494,639,771)	(2,141,337,314)
Net increase in net assets from capital transactions	$494,838,981	$830,965,911
Net increase in net assets	$924,435,156	$1,116,419,682
Net Assets
At beginning of year	$6,506,057,983	$5,389,638,301
At end of year	$7,430,493,139	$6,506,057,983

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.54%	0.54%	0.56%	0.61%	0.62%
Expenses after custodian fee reduction	0.54%	0.54%	0.56%	0.61%	0.62%
Net investment income	6.44%	4.68%	3.27%	4.05%	4.72%
Portfolio Turnover	50%	57%	67%	64%	76%
Total Return	6.36%	4.77%	3.93%	6.91%	2.19%
Net assets, end of year (000's omitted)	$7,430,493	$6,506,058	$5,389,638	$2,217,874	$1,326,128

See notes to financial statements

Floating Rate Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Portfolio was organized as a trust under the laws of the State of New York on June 19, 2000. The Portfolio's investment objective is to provide a high level of current income. The Portfolio normally primarily invests in interests of senior floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2006, the Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Medallion Floating-Rate Income Fund, Eaton Vance Strategic Income Fund, Eaton Vance Diversified Income Fund, Eaton Vance Medallion Strategic Income Fund and Eaton Vance Low Duration Fund held an approximate 66.9%, 22.3%, 3.8%, 3.7%, 1.4%, 0.5% and 0.1% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Portfolio's investments are primarily in interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, interests in similar Senior Loans and the market environment, investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair value determinations are made by the portfolio managers of a Trust based on information available to such managers. The portfolio managers of other trusts managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of Floating Rate Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other trusts managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of Floating Rate Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units

Floating Rate Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in sixty days or less are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Over-the-counter options are valued at the mean between the bid and the asked price provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Financial futures contracts listed on the commodity exchanges and options thereon are valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value (unless the Trust deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Trust may rely on an independent fair valuation service in making any such adjustment as to the value of a foreign equity security.

B  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

G  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements for risk management purposes and not as a speculative investment. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a predetermined three-month London Interbank Offering Rate (LIBOR). In exchange, the Portfolio makes semi-annual payments at a predetermined fixed rate of interest. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to

Floating Rate Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

credit loss in the event of non-performance by the swap counterparty. The Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

H  Credit Default Swaps — The Portfolio may enter into credit default swap contracts for risk management purposes, including diversification. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have made a stream of payments and received no benefit from the contract reducing exposure to the credit by the notional amount of the contract upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

L  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. The fee is equivalent to 0.575% of the Portfolio's average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level. Due to an agreement effective as of March 27, 2006, if the Portfolio's average daily net assets exceed $5 billion but are less than $10 billion the fee is equivalent to 0.480% and if average daily net assets exceed $10 billion the fee is equivalent to 0.460%. For the year ended October 31, 2006, the fee was equivalent to 0.510% of the Portfolio's average net assets for such period and amounted to $35,804,388.

Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investments

The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations

Floating Rate Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans for the year ended October 31, 2006 aggregated $4,461,606,319, $2,838,240,323 and $584,362,726, respectively.

4  Line of Credit

The Portfolio participates with other portfolios managed by BMR in a $550 million unsecured line of credit agreement with a group of banks to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at the annual rate of 0.08% of the daily unused portion of the line of credit is allocated among the participating portfolios at the end of each quarter. As of October 31, 2006, the Portfolio had no borrowings outstanding. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2006.

5  Federal Income Tax Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation/depreciation in the value of the investments owned at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate Cost	$7,311,337,977
Gross unrealized appreciation	$60,613,798
Gross unrealized depreciation	(23,854,606)
Net unrealized appreciation	$36,759,192

The net unrealized depreciation on foreign currency, forward foreign currency exchange contracts and swap contracts at October 31, 2006 on a federal income tax basis was $2,980,338.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, forward foreign currency contracts, credit default swaps, and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2006 was as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In exchange for	Net Unrealized Depreciation
11/30/06	Swiss Franc 12,494,538	United States Dollar 10,019,677	$(53,365)
11/30/06	Euro 1,000,000	United States Dollar 1,262,500	(15,775)
11/30/06	Euro 471,533,063	United States Dollar 599,893,793	(2,855,133)
11/30/06	British Pound 1,500,000	United States Dollar 2,816,430	(45,127)
11/30/06	British Pound 98,987,264	United States Dollar 187,729,347	(1,109,152)
			$(4,078,552)
Purchases
Settlement Date	In exchange for	Deliver	Net Unrealized Depreciation
11/30/06	Euro 2,000,000	United States Dollar 2,559,600	$(3,050)
11/30/06	Euro 2,000,000	United States Dollar 2,559,600	(3,050)
			$(6,100)

Credit Default Swaps

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
10,000,000 USD	12/20/2009	Agreement with Lehman Brothers dated 10/28/2004 whereby the Portfolio will receive 2.35% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Crown Americas, Inc.	$257,166
5,000,000 USD	3/20/2010	Agreement with Lehman Brothers dated 12/21/2004 whereby the Portfolio will receive 2.70% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Six Flags Theme Parks.	85,606

Floating Rate Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
3,000,000 USD	3/20/2011	Agreement with Lehman Brothers dated 3/3/2005 whereby the Portfolio will receive 1.85% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Syniverse Technologies, Inc.	$4,369
6,500,000 USD	3/20/2010	Agreement with Lehman Brothers dated 3/16/2005 whereby the Portfolio will receive 2.2% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	274,538
3,000,000 USD	6/20/2010	Agreement with Lehman Brothers dated 4/1/2005 whereby the Portfolio will receive 2% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Pinnacle Entertainment, Inc.	41,084
3,000,000 USD	3/20/2010	Agreement with Lehman Brothers dated 5/19/2005 whereby the Portfolio will receive 2.4% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	144,854
3,000,000 USD	6/20/2010	Agreement with Lehman Brothers dated 5/19/2005 whereby the Portfolio will receive 3.25% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Rural Cellular Corp.	44,541

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
3,000,000 USD	6/20/2011	Agreement with Lehman Brothers dated 6/2/2005 whereby the Portfolio will receive 2.3% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Syniverse Technologies, Inc.	$48,080
7,000,000 USD	9/21/2009	Agreement with Lehman Brothers dated 7/9/2005 whereby the Portfolio will receive 2.15% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by CSG Systems, Inc.	118,018
2,000,000 USD	9/20/2010	Agreement with Lehman Brothers dated 7/9/2005 whereby the Portfolio will receive 1.95% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Pinnacle Entertainment, Inc.	23,602
5,000,000 USD	12/20/2010	Agreement with Lehman Brothers dated 10/26/2005 whereby the Portfolio will receive 2.15% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by EPCO Holdings, Inc.	126,030
5,000,000 USD	12/20/2010	Agreement with Lehman Brothers dated 12/3/2005 whereby the Portfolio will receive 2.10% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Avago Technologies, Inc.	120,738

Floating Rate Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
5,000,000 USD	3/20/2011	Agreement with Lehman Brothers dated 1/6/2006 whereby the Portfolio will receive 1.80% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by The Hertz Corp.	$98,884
5,000,000 USD	9/20/2011	Agreement with Lehman Brothers dated 7/1/2006 whereby the Portfolio will receive 1.95% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Owens-Illinois, Inc.	106,814

At October 31, 2006, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

8  Restricted Securities

At October 31, 2006, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Restricted Securities

Description	Date of Acquisition	Shares/Face	Cost	Fair Value
Preferred Stocks
Hayes Lemmerz International	6/23/03	350	$17,500	$3,236
			$17,500	$3,236

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Floating Rate Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the Portfolio), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2006 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating-Rate Portfolio as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the Floating Rate Portfolio and the High Income Portfolio, the portfolios in which the Eaton Vance Floating-Rate & High Income Fund (the "Fund") invests (the "Portfolios"), each with Boston Management and Research (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Portfolios.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating rate loans. For both Portfolios, the Board noted the experience of the Adviser's 29 bank loan investment professionals and other personnel who provide services to the Portfolios, including four portfolio managers and 15 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board also considered the performance of the underlying Portfolios.

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2005 for the Fund. The Board noted that the Fund's performance relative to its peers is affected by management's focus on preserving capital. The Board concluded that the Fund's performance is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint for the Floating Rate Portfolio with respect to assets that exceed $10 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio (FRP) and High Income Portfolio (HIP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolios' placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of FRP since 2000 and of HIP since 1992	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolios.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of FRP since 2000; of HIP since 1993 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee (1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of FRP since 2000 and of HIP since 1993	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust and HIP since 1998; of FRP since 2000	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of HIP	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/14/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President of FRP	Since 2000	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees (continued)

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/31/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	President of FRP	Since 2002(2)	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of HIP	Since 2002(2)	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust since 2005	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust and HIP since 1997; of FRP since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolios	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager at PricewaterhouseCoopers LLP (1997-2005). Officer of 71 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Swaffield served as Vice President of Floating Rate Portfolio since 2000 and Mr. Weilheimer served as Vice President of High Income Portfolio since 1995. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Floating Rate Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate & High Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

811-12/06  FRHSRC

Annual Report October 31, 2006

EATON VANCE
FLOATING-RATE
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/
broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Floating-Rate & High Income Fund as of October 31,2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•                  The Fund’s Class A shares had a total return of 6.49% for the year ended October 31, 2006.(1) This return resulted from an increase in net asset value per share (NAV) to $10.30 on October 31, 2006, from $10.29 on October 31, 2005, and the reinvestment of $0.639 in dividends.

•                  The Fund’s Class B shares had a total return of 5.60% for the year ended October 31, 2006.(1) This return resulted from no change in NAV of $9.68 on October 31, 2006, and on October 31, 2005, and the reinvestment of $0.528 in dividends.

•                  The Fund’s Class C shares had a total return of 5.59% for the year ended October 31, 2006.(1) This return resulted from no change in NAV of $9.68 on October 31, 2006, and on October 31, 2005, and the reinvestment of $0.528 in dividends.

•                  The Fund’s Class I shares had a total return of 6.65% for the year ended October 31, 2006.(1) This return resulted from no change in NAV of $9.69 on October 31, 2006, and on October 31, 2005, and the reinvestment of $0.626 in dividends.

•                  The Fund’s Advisers Class shares had a total return of 6.49% for the year ended October 31, 2006.(1) This return resulted from an increase in NAV to $9.69 on October 31, 2006, from $9.68 on October 31, 2005, and the reinvestment of $0.601 in dividends.

•                  For comparison, the S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar-denominated leveraged loans – had a total return of 6.49% for the same period.(2) The Lipper Loan Participation Funds Classification – the Fund’s peer group – had an average total return of 5.80% for the same period.(2)

•                  Based on the Fund’s most recent dividends and NAVs on October 31, 2006 of $10.30 per share for Class A, $9.68 for Class B, $9.68 for Class C, $9.69 for Class I and $9.69 for Advisers Class, the Fund’s distribution rates were 6.81%, 6.05%, 6.05%, 7.06% and 6.79%, respectively.(3) The SEC 30-day yields for Class A, Class B, Class C, Class I and Advisers Class shares were 6.81%, 6.21%, 6.21%, 7.22% and 6.97%, respectively.(4)

•                  Floating Rate Portfolio’s investments included 562 borrowers spanning 38 industries at October 31, 2006, with an average loan size of just 0.17% of total investments, and no industry constituting more than 8% of total investments. Chemicals/plastics, building and development (including manufacturers of building products and companies that manage/own apartments, shopping malls and commercial office buildings, among others), business equipment and services, health care and cable and satellite television were the largest industry weightings.

•                  The loan market enjoyed relatively stable fundamentals during the fiscal year. Technical factors came more into balance, as record new issuance from strong merger and acquisition activity met robust investor demand. As a result, credit spreads stabilized after a period during which they had narrowed. The Fund’s shareholders also benefited from an increase in the London Inter-Bank Offered Rate – the benchmark over which loan interest rates are typically set.

•                  The Floating Rate Portfolio had a 12.5% exposure in European loans at October 31, 2006. European loan issuance has grown significantly in 2006 and now represents roughly 25% of the global loan market. European loans increased the Portfolio’s investment universe, presenting further opportunities for diversification. In addition, because European spreads were slightly wider than the U.S.market, European exposure provided selected opportunities for yield enhancement. All of the Portfolio’s foreign loans were either dollar-denominated or hedged to help protect against foreign currency risk.

•                  The Fund’s 13% investment in High Income Portfolio boosted performance during the fiscal year. High Income Portfolio had a defensive posture that served it well, especially through the first nine months of the fiscal year, as high-yield spreads were historically narrow. The Portfolio focused on shorter duration bonds and on more senior bonds in the high-yield universe because of concerns about overleveraging among many high-yield issuers coming to market.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)

These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower.

(2)

It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)	The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value
(4)	The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Floating-Rate & High Income Fund as of October 31,2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and public offering price. Theperformance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

					Advisers
Performance(1)	Class A	Class B	Class C	Class I	Class
Average Annual Total Returns (at net asset value)
One Year	6.49%	5.60%	5.59%	6.65%	6.49%
Five Years	N.A.	4.40	4.43	5.47	5.21
Life of Fund†	5.70	4.13	4.14	5.11	4.87
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	4.06%	0.60%	4.59%	6.65%	6.49%
Five Years	N.A.	4.07	4.43	5.47	5.21
Life of Fund†	5.01	4.13	4.14	5.11	4.87

† Inception Dates — Class A: 5/7/03; Class B: 9/5/00; Class C: 9/5/00; Class I: 9/15/00; Advisers Class: 9/7/00

(1)

Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. Adviser Class and Class I shares are offered to certain investors at net asset value. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. 1-year SEC returns for Class C reflect 1% CDSC. Class A, Advisers Class and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Diversification of Floating Rate Portfolio by Industries(2)

By total investments

Chemicals & Plastics	6.7%
Building & Development	6.6
Business Equip. & Services	5.8
Health Care	5.6
Cable & Satellite Television	5.0
Leisure Goods/Activities/Movies	5.0
Publishing	4.8
Radio & Television	4.3
Automotive	3.8
Lodging & Casinos	3.6
Containers & Glass Products	3.6
Telecommunications	3.4
Electronics/Electrical	3.1
Financial Intermediaries	2.7
Retailers (Except Food & Drug)	2.5
Utilities	2.5
Conglomerates	2.4
Oil & Gas	2.4
Forest Products	2.4
Food Products	2.3%
Food Service	2.0
Aerospace & Defense	1.8
Ecological Services & Equip.	1.7
Food/Drug Retailers	1.7
Nonferrous Metals/Minerals	1.6
Industrial Equipment	1.5
Equipment Leasing	1.3
Beverage & Tobacco	1.3
Home Furnishings	1.1
Air Transport	0.9
Insurance	0.8
Surface Transport	0.5
Clothing/Textiles	0.5
Rail Industries	0.5
Drugs	0.4
Farming/Agriculture	0.3
Cosmetics/Toiletries	0.3
Real Estate	0.1

(2)          Reflects the Fund’s investments in Floating Rate Portfolio as of October 31, 2006. Industries are shown as a percentage of the Portfolio’s total investments. Statistics may not be representative of current or future investments and are subject to change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaten Vance Floating-Rate & High Income Class B vs. the S&P/LSTA Leveraged Loan Index.*

* Sources: Standard & Poor’s; Thomson Financial. Class B of the Fund commenced operations on 9/5/00.

A $10,000 hypothetical investment at net asset value in Class A on 5/7/03, Class C on 9/5/00, Class I on 9/15/00 and Advisers Class on 9/7/00 would have been valued at $12,135, $12,883, $13,470 and $13,400, respectively, on 10/31/06. A $10,000 hypothetical investment in Class A shares of the Fund at maximum offering price would have been valued at $11,862. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Fund Allocation(3)

By total investments

(3)          Reflects the Fund’s investments in Floating Rate Portfolio and High Income Portfolio as of October 31, 2006. Allocations are shown as a percentage of the Portfolio’s total investments. Statistics may not be representative of current or future investments and are subject to change due to active management.

2

Eaton Vance Floating-Rate Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Floating-Rate Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Advisers Class	$1,000.00	$1,026.50	$5.16
Class A	$1,000.00	$1,027.70	$5.16
Class B	$1,000.00	$1,023.70	$8.98
Class C	$1,000.00	$1,023.70	$8.98
Class I	$1,000.00	$1,027.80	$3.88
Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.10	$5.14
Class A	$1,000.00	$1,020.10	$5.14
Class B	$1,000.00	$1,016.30	$8.94
Class C	$1,000.00	$1,016.30	$8.94
Class I	$1,000.00	$1,021.40	$3.87

* Expenses are equal to the Fund's annualized expense ratio of 1.01% for Advisers Class shares, 1.01% for Class A shares, 1.76% for Class B shares, 1.76% for Class C shares and 0.76% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The example reflects the expenses of both the Fund and the Portfolio.

3

Eaton Vance Floating-Rate Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Floating Rate Portfolio, at value (identified cost, $4,950,684,029)	$4,974,343,244
Receivable for Fund shares sold	29,287,531
Total assets	$5,003,630,775
Liabilities
Payable for Fund shares redeemed	$27,864,534
Dividends payable	8,542,165
Payable to affiliate for distribution and service fees	1,851,428
Payable to affiliate for administration fees	634,677
Payable to affiliate for Trustees' fees	282
Accrued expenses	693,302
Total liabilities	$39,586,388
Net Assets	$4,964,044,387
Sources of Net Assets
Paid-in capital	$4,964,958,217
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(28,661,941)
Accumulated undistributed net investment income	4,088,896
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	23,659,215
Total	$4,964,044,387
Advisers Shares
Net Assets	$1,238,348,972
Shares Outstanding	125,787,173
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.84
Class A Shares
Net Assets	$1,839,718,878
Shares Outstanding	180,713,219
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$10.18
Maximum Offering Price Per Share (100 ÷ 97.75 of $10.18)	$10.41
Class B Shares
Net Assets	$230,454,491
Shares Outstanding	23,425,302
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.84
Class C Shares
Net Assets	$1,170,248,321
Shares Outstanding	118,940,650
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.84
Class I Shares
Net Assets	$485,273,725
Shares Outstanding	49,292,528
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.84
On sales of $100,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest allocated from Portfolio	$332,184,184
Dividends allocated from Portfolio	4,457
Expenses allocated from Portfolio	(25,909,492)
Net investment income from Portfolio	$306,279,149
Expenses
Administration fee	$7,144,492
Trustees' fees and expenses	3,422
Distribution and service fees Advisers	2,927,330
Class A	4,274,646
Class B	2,484,040
Class C	11,964,048
Transfer and dividend disbursing agent fees	2,594,679
Printing and postage	347,965
Registration fees	202,629
Legal and accounting services	105,940
Custodian fee	29,852
Miscellaneous	30,179
Total expenses	$32,109,222
Net investment income	$274,169,927
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$(1,613,598)
Swap contracts	957,296
Foreign currency and forward foreign currency exchange contract transactions	(14,227,243)
Net realized loss	$(14,883,545)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$4,625,592
Swap contracts	852,111
Foreign currency and forward foreign currency exchange contracts	(5,636,411)
Net change in unrealized appreciation (depreciation)	$(158,708)
Net realized and unrealized loss	$(15,042,253)
Net increase in net assets from operations	$259,127,674

See notes to financial statements

4

Eaton Vance Floating-Rate Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$274,169,927	$162,904,408
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(14,883,545)	(3,913,083)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, and foreign currency and forward foreign currency exchange contracts	(158,708)	3,380,783
Net increase in net assets from operations	$259,127,674	$162,372,108
Distributions to shareholders — From net investment income Advisers	$(70,673,479)	$(39,001,842)
Class A	(103,047,869)	(57,324,898)
Class B	(13,007,797)	(9,668,329)
Class C	(62,803,641)	(42,958,112)
Class I	(27,488,865)	(14,430,342)
Total distributions to shareholders	$(277,021,651)	$(163,383,523)
Transactions in shares of beneficial interest — Proceeds from sale of shares Advisers	$801,542,199	$747,625,730
Class A	1,017,522,188	972,878,427
Class B	24,277,462	30,913,245
Class C	327,275,996	376,985,189
Class I	234,079,444	194,042,649
Net asset value of shares issued to shareholders in payment of distributions declared Advisers	48,260,518	26,241,048
Class A	73,890,874	38,568,305
Class B	8,328,153	6,058,271
Class C	39,440,391	26,630,813
Class I	18,682,236	11,171,692
Cost of shares redeemed Advisers	(628,533,183)	(534,004,863)
Class A	(773,541,104)	(649,174,855)
Class B	(58,696,661)	(66,392,552)
Class C	(412,928,596)	(410,788,362)
Class I	(137,589,950)	(104,184,545)
Net asset value of shares exchanged Class A	6,988,095	4,410,804
Class B	(6,988,095)	(4,410,804)
Redemption Fees	129,528	224,908
Net increase in net assets from Fund share transactions	$582,139,495	$666,795,100
Net increase in net assets	$564,245,518	$665,783,685

Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
At beginning of year	$4,399,798,869	$3,734,015,184
At end of year	$4,964,044,387	$4,399,798,869
Accumulated undistributed net investment income included in net assets
At end of year	$4,088,896	$1,065,027

See notes to financial statements

5

Eaton Vance Floating-Rate Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Advisers Class
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$9.880	$9.880	$9.820	$9.560	$9.820
Income (loss) from operations
Net investment income	$0.589	$0.417	$0.274	$0.331	$0.413
Net realized and unrealized gain (loss)	(0.037)	(0.005)	0.058	0.283	(0.256)
Total income from operations	$0.552	$0.412	$0.332	$0.614	$0.157
Less distributions
From net investment income	$(0.592)	$(0.413)	$(0.272)	$(0.354)	$(0.415)
From net realized gain	—	—	—	—	(0.002)
Total distributions	$(0.592)	$(0.413)	$(0.272)	$(0.354)	$(0.417)
Redemptions Fees	$0.000 (2)	$0.001	$0.000 (2)	$—	$—
Net asset value — End of year	$9.840	$9.880	$9.880	$9.820	$9.560
Total Return(3)	5.74%	4.26%	3.43%	6.54%	1.56%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,238,349	$1,021,526	$782,259	$271,723	$70,694
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.01%	1.03%	1.05%	1.09%	1.13%
Expenses after custodian fee reduction(4)	1.01%	1.03%	1.05%	1.09%	1.13%
Net investment income	5.97%	4.21%	2.78%	3.40%	4.22%
Portfolio Turnover of the Portfolio	50%	57%	67%	64%	76%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

6

Eaton Vance Floating-Rate Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)(2)
Net asset value — Beginning of year	$10.220	$10.210	$10.150	$10.000
Income (loss) from operations
Net investment income	$0.608	$0.430	$0.282	$0.138
Net realized and unrealized gain (loss)	(0.036)	0.006 (3)	0.060	0.169
Total income from operations	$0.572	$0.436	$0.342	$0.307
Less distributions
From net investment income	$(0.612)	$(0.427)	$(0.282)	$(0.157)
Total distributions	$(0.612)	$(0.427)	$(0.282)	$(0.157)
Redemption Fees	$0.000 (4)	$0.001	$0.000 (4)	$—
Net asset value — End of year	$10.180	$10.220	$10.210	$10.150
Total Return(5)	5.75%	4.36%	3.40%	3.09%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,839,719	$1,521,460	$1,155,058	$273,365
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.01%	1.03%	1.05%	1.09	%(7)
Expenses after custodian fee reduction(6)	1.01%	1.03%	1.05%	1.09	%(7)
Net investment income	5.96%	4.21%	2.76%	2.81	%(7)
Portfolio Turnover of the Portfolio	50%	57%	67%	64%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, May 5, 2003 to October 31, 2003.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Amount represents less than $0.0005 per share.

(5)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(6)  Includes the Fund's share of the Portfolio's allocated expenses.

(7)  Annualized.

See notes to financial statements

7

Eaton Vance Floating-Rate Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$9.870	$9.870	$9.810	$9.560	$9.810
Income (loss) from operations
Net investment income	$0.511	$0.336	$0.198	$0.278	$0.339
Net realized and unrealized gain (loss)	(0.023)	0.002 (2)	0.060	0.253	(0.246)
Total income from operations	$0.488	$0.338	$0.258	$0.531	$0.093
Less distributions
From net investment income	$(0.518)	$(0.339)	$(0.198)	$(0.281)	$(0.341)
From net realized gain	—	—	—	—	(0.002)
Total distributions	$(0.518)	$(0.339)	$(0.198)	$(0.281)	$(0.343)
Redemption Fees	$0.000 (3)	$0.001	$0.000 (3)	$—	$—
Net asset value — End of year	$9.840	$9.870	$9.870	$9.810	$9.560
Total Return(4)	5.06%	3.48%	2.65%	5.63%	0.91%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$230,454	$264,403	$298,187	$247,494	$203,683
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.77%	1.78%	1.80%	1.84%	1.89%
Expenses after custodian fee reduction(5)	1.77%	1.78%	1.80%	1.84%	1.89%
Net investment income	5.18%	3.40%	2.01%	2.87%	3.47%
Portfolio Turnover of the Portfolio	50%	57%	67%	64%	76%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

8

Eaton Vance Floating-Rate Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31,
	2006(1)	2005(1)		2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$9.870	$9.870		$9.810	$9.560	$9.820
Income (loss) from operations
Net investment income	$0.512	$0.338		$0.198	$0.275	$0.339
Net realized and unrealized gain (loss)	(0.024)	(0.000	)(2)	0.060	0.256	(0.256)
Total income from operations	$0.488	$0.338		$0.258	$0.531	$0.083
Less distributions
From net investment income	$(0.518)	$(0.339)		$(0.198)	$(0.281)	$(0.341)
From net realized gain	—	—		—	—	(0.002)
Total distributions	$(0.518)	$(0.339)		$(0.198)	$(0.281)	$(0.343)
Redemption Fees	$0.000 (3)	$0.001		$0.000 (3)	$—	$—
Net asset value — End of year	$9.840	$9.870		$9.870	$9.810	$9.560
Total Return(4)	5.06%	3.48%		2.65%	5.63%	0.80%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,170,248	$1,220,713		$1,227,737	$724,521	$521,312
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.76%	1.78%		1.80%	1.84%	1.89%
Expenses after custodian fee reduction(5)	1.76%	1.78%		1.80%	1.84%	1.89%
Net investment income	5.19%	3.42%		2.01%	2.84%	3.46%
Portfolio Turnover of the Portfolio	50%	57%		67%	64%	76%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Amount represents less than $(0.0005) per share.

(3)  Amount represents less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

9

Eaton Vance Floating-Rate Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class I
	Year Ended October 31,
	2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of year	$9.880	$9.880	$9.820	$9.560	$9.820
Income (loss) from operations
Net investment income	$0.614	$0.440	$0.299	$0.359	$0.437
Net realized and unrealized gain (loss)	(0.037)	(0.003)	0.058	0.279	(0.255)
Total income from operations	$0.577	$0.437	$0.357	$0.638	$0.182
Less distributions
From net investment income	$(0.617)	$(0.438)	$(0.297)	$(0.378)	$(0.440)
From net realized gain	—	—	—	—	(0.002)
Total distributions	$(0.617)	$(0.438)	$(0.297)	$(0.378)	$(0.442)
Redemption Fees	$0.000 (2)	$0.001	$0.000 (2)	$—	$—
Net asset value — End of year	$9.840	$9.880	$9.880	$9.820	$9.560
Total Return(3)	6.00%	4.52%	3.69%	6.79%	1.82%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$485,274	$371,698	$270,774	$98,545	$31,661
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	0.76%	0.78%	0.80%	0.84%	0.89%
Expenses after custodian fee reduction(4)	0.76%	0.78%	0.80%	0.84%	0.89%
Net investment income	6.22%	4.45%	3.03%	3.69%	4.46%
Portfolio Turnover of the Portfolio	50%	57%	67%	64%	76%

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Amount represents less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements

10

Eaton Vance Floating-Rate Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers five classes of shares. The Advisers Class and Class I shares are generally sold at net asset value per share and assess a redemption fee of 1% for shares redeemed or exchanged within 90 days of purchase. Class A shares are generally sold subject to a sales charge imposed at time of the settlement of purchase and assess a redemption fee of 1% for shares redeemed or exchanged within 90 days of the settlement of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Floating Rate Portfolio (the Portfolio), a New York Trust having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 66.9% at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $29,173,703, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010 ($8,217,006), October 31, 2011 ($8,406,344), October 31, 2012 ($4,215,434), October 31, 2013 ($7,255,003) and October 31, 2014 ($1,079,916).

D  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11

Eaton Vance Floating-Rate Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

2  Distributions to Shareholders

The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences are primarily related to swaps and foreign currency transactions.

The tax character of distributions declared for the years ended October 31, 2006 and October 31, 2005 was as follows:

	Year Ended October 31,
	2006	2005
Distributions declared from:

Ordinary income	$277,021,651	$163,383,523

During the year ended October 31, 2006, accumulated undistributed net investment income was increased by $5,875,593, paid in capital was decreased by $19,712,102 and accumulated net realized loss was decreased by $13,836,509 primarily due to differences between book and tax accounting for mixed straddles, swap contracts and foreign currency transactions. This change had no effect on the net assets or the net asset value per share.

At October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$12,631,061
Capital loss carryforwards	$(29,173,703)
Unrealized gain	$24,170,977
Other temporary differences	$(8,542,165)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for wash sales and the timing of recognizing distributions to shareholders.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers	2006	2005
Sales	81,237,285	75,588,907
Issued to shareholders electing to receive payments of distributions in Fund shares	4,894,076	2,654,296
Redemptions	(63,738,296)	(54,037,669)
Net increase	22,393,065	24,205,534
	Year Ended October 31,
Class A	2006	2005
Sales	99,686,666	95,138,078
Issued to shareholders electing to receive payments of distributions in Fund shares	7,244,918	3,772,581
Redemptions	(75,822,964)	(63,501,201)
Exchange from Class B shares	685,169	431,412
Net increase	31,793,789	35,840,870
	Year Ended October 31,
Class B	2006	2005
Sales	2,462,298	3,128,445
Issued to shareholders electing to receive payments of distributions in Fund shares	845,007	613,276
Redemptions	(5,954,887)	(6,720,684)
Exchange to Class A shares	(708,211)	(446,088)
Net decrease	(3,355,793)	(3,425,051)

12

Eaton Vance Floating-Rate Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

	Year Ended October 31,
Class C	2006	2005
Sales	33,190,416	38,149,013
Issued to shareholders electing to receive payments of distributions in Fund shares	4,001,360	2,695,648
Redemptions	(41,880,646)	(41,576,308)
Net decrease	(4,688,870)	(731,647)
	Year Ended October 31,
Class I	2006	2005
Sales	23,724,123	19,621,704
Issued to shareholders electing to receive payments of distributions in Fund shares	1,894,462	1,129,870
Redemptions	(13,946,763)	(10,541,404)
Net increase	11,671,822	10,210,170

Redemptions or exchanges of Advisers Class, Class A and Class I shares made within 90 days of purchase are subject to a redemption fee equal to 1.00% of the amount redeemed. For the year ended October 31, 2006 the fund received $129,528 in redemption fees.

4  Transactions with Affiliates

The Fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.15% of the Fund's average daily net assets. For the year ended October 31, 2006, the fee amounted to $7,144,492. The Portfolio has engaged Boston Management and Research, (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2006, EVM received $142,857 in sub-transfer agent fees. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a principal underwriter, received $115,540 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2006.

5  Distribution Plans

The Fund has in effect distribution plans pursuant to Rule 12b-1 for the Advisers Class shares and Class A shares. The Plans provide that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Advisers Class shares and Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $2,927,330 and $4,274,646 for Advisers shares and Class A shares, respectively. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,863,030 and $8,973,036 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $11,670,000 and $127,228,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended

13

Eaton Vance Floating-Rate Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

October 31, 2006 amounted to $621,010, and $2,991,012, for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge (CDSC) in the event of redemption within 18 months of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) were subject to a 1% CDSC if redeemed within 12 months of purchase. A CDSC generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at the date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second years of redemption after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund has been informed that EVD received approximately $306,000, $831,000, and $343,000 of CDSC paid by shareholders of Class A, Class B, and Class C shares, respectively, for the year ended October 31, 2006.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Floating Rate Portfolio for the year ended October 31, 2006, aggregated $2,409,498,763 and $2,117,518,637, respectively.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Eaton Vance Floating-Rate Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the Fund) as of October 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Floating-Rate Fund as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

15

Eaton Vance Floating-Rate Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Senior Floating Rate Interests — 98.7%(1)
Principal Amount		Borrower/Tranche Description	Value
Aerospace and Defense — 1.9%
Alliant Techsystems, Inc.
	$3,748,500	Term Loan, 6.46%, Maturing March 31, 2009	$3,754,749
BE Aerospace, Inc.
	4,550,000	Term Loan, 7.63%, Maturing August 24, 2012	4,579,384
CACI International, Inc.
	11,189,159	Term Loan, 6.93%, Maturing May 3, 2011	11,222,235
Dresser Rand Group, Inc.
EUR	787,623	Term Loan, 5.51%, Maturing October 29, 2011	1,009,053
	2,965,758	Term Loan, 7.48%, Maturing October 29, 2011	2,983,182
DRS Technologies, Inc.
	3,218,763	Term Loan, 6.81%, Maturing January 31, 2013	3,229,829
Forgings International Holding
GBP	750,000	Term Loan, 6.58%, Maturing August 11, 2014	1,446,978
	2,855,850	Term Loan, 7.83%, Maturing August 11, 2014	2,891,548
GBP	750,000	Term Loan, 6.83%, Maturing August 11, 2015	1,453,236
	2,855,850	Term Loan, 8.08%, Maturing August 11, 2015	2,902,258
		Hexcel Corp.
	12,899,804	Term Loan, 7.13%, Maturing March 1, 2012	12,932,054
IAP Worldwide Services, Inc.
	7,840,750	Term Loan, 8.44%, Maturing December 30, 2012	7,850,551
Jet Aviation Holding, AG
	4,415,888	Term Loan, 7.62%, Maturing May 15, 2013	4,404,848
K&F Industries, Inc.
	9,247,075	Term Loan, 7.32%, Maturing November 18, 2012	9,291,868
Spirit Aerosystems, Inc.
	8,295,200	Term Loan, 7.57%, Maturing December 31, 2011	8,369,077
Standard Aero Holdings, Inc.
	8,323,870	Term Loan, 7.61%, Maturing August 24, 2012	8,339,477
Transdigm, Inc.
	15,650,000	Term Loan, 7.39%, Maturing June 23, 2013	15,765,419
Vought Aircraft Industries, Inc.
	10,000,000	Revolving Loan, 7.80%, Maturing December 22, 2009(2)	9,575,000
	4,000,000	Term Loan, 7.33%, Maturing December 22, 2010	4,023,752
	9,045,008	Term Loan, 7.88%, Maturing December 22, 2011	9,106,252
Wam Aquisition, S.A.
	4,714,710	Term Loan, 8.12%, Maturing April 8, 2013	4,753,554
	4,714,710	Term Loan, 8.62%, Maturing April 8, 2014	4,771,767
EUR	500,000	Term Loan, 6.13%, Maturing May 4, 2014	645,948
EUR	500,000	Term Loan, 6.63%, Maturing May 4, 2015	648,545
Wyle Laboratories, Inc.
	4,282,929	Term Loan, 8.22%, Maturing January 28, 2011	4,307,020
			$140,257,584

	Principal Amount	Borrower/Tranche Description	Value
	Air Transport — 0.9%
	Airport Development and Investment
GBP	11,000,000	Term Loan, 9.12%, Maturing April 7, 2011	$21,030,164
	Delta Air Lines, Inc.
	9,900,000	Term Loan, 8.02%, Maturing March 16, 2008	10,011,415
	8,800,000	Term Loan, 10.02%, Maturing March 16, 2008	8,984,967
	Northwest Airlines, Inc.
	18,000,000	DIP Loan, 7.90%, Maturing August 21, 2008	18,078,750
	United Airlines, Inc.
	1,430,313	Term Loan, 9.13%, Maturing February 1, 2012	1,455,343
	10,012,188	Term Loan, 9.25%, Maturing February 1, 2012	10,187,401
			$69,748,040
	Automotive — 3.9%
	AA Acquisitions Co., Ltd.
GBP	3,000,000	Term Loan, 7.58%, Maturing June 25, 2012	$5,812,686
GBP	3,000,000	Term Loan, 8.08%, Maturing June 25, 2013	5,837,718
	Accuride Corp.
	$12,740,655	Term Loan, 7.44%, Maturing January 31, 2012	12,780,470
	Affina Group, Inc.
	5,395,056	Term Loan, 8.38%, Maturing November 30, 2011	5,423,720
	Arvinmeritor, Inc.
	3,494,853	Term Loan, 7.13%, Maturing June 23, 2012	3,499,948
	Collins & Aikman Products Co.
	4,723,070	Term Loan, 6.34%, Maturing August 31, 2011(3)	1,718,017
	CSA Acquisition Corp.
	4,033,823	Term Loan, 7.88%, Maturing December 23, 2011	4,042,649
	5,446,498	Term Loan, 7.88%, Maturing December 23, 2011	5,458,415
	3,721,875	Term Loan, 7.88%, Maturing December 23, 2012	3,724,666
	Dana Corp.
	13,700,000	DIP Loan, 7.65%, Maturing April 13, 2008	13,720,550
	Dayco Products, LLC
	14,735,563	Term Loan, 8.02%, Maturing June 21, 2011	14,861,434
	Dura Operating Corp.
	2,500,000	Revolving Loan, 9.50%, Maturing May 3, 2011(2)	2,462,500
	Exide Technologies, Inc.
	8,671,518	Term Loan, 11.75%, Maturing May 5, 2010	9,105,094
	Federal-Mogul Corp.
	4,982,950	Revolving Loan, 7.07%, Maturing December 9, 2006(2)	4,851,255
	9,650,000	DIP Loan, 7.38%, Maturing December 9, 2006	9,675,630
	4,108,827	Term Loan, 7.57%, Maturing December 9, 2006	4,003,539
	6,000,000	Term Loan, 7.59%, Maturing December 9, 2006	5,861,250
	17,933,096	Revolving Loan, 9.07%, Maturing December 9, 2006(2)	18,009,977

See notes to financial statements

17

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Automotive (continued)
Goodyear Tire & Rubber Co.
	$8,890,000	Term Loan, 5.23%, Maturing April 30, 2010	$8,918,572
	13,000,000	Revolving Loan, 7.48%, Maturing April 30, 2010(2)	12,947,194
	19,720,000	Term Loan, 8.14%, Maturing April 30, 2010	19,903,120
	1,000,000	Term Loan, 8.89%, Maturing March 1, 2011	1,014,583
HLI Operating Co., Inc.
	6,754,073	Term Loan, 8.96%, Maturing June 3, 2009	6,796,286
Insurance Auto Auctions, Inc.
	6,127,717	Term Loan, 7.90%, Maturing May 19, 2012(2)	6,166,016
Key Automotive Group
	3,922,508	Term Loan, 8.85%, Maturing June 29, 2010	3,966,636
Keystone Automotive Operations, Inc.
	10,386,881	Term Loan, 7.88%, Maturing October 30, 2009	10,412,848
R.J. Tower Corp.
	12,000,000	DIP Revolving Loan, 8.45%, Maturing February 2, 2007(2)	11,430,000
	1,000,000	DIP Revolving Loan, 8.94%, Maturing February 2, 2007	970,625
Speedy 1, Ltd.
EUR	1,978,627	Term Loan, 5.76%, Maturing August 31, 2013	2,554,148
EUR	1,978,627	Term Loan, 6.26%, Maturing August 31, 2014	2,567,090
Tenneco Automotive, Inc.
	11,860,733	Term Loan, 7.40%, Maturing December 12, 2009	11,929,300
	4,505,755	Term Loan, 7.31%, Maturing December 10, 2010	4,531,803
Teutates Vermogensverwaltung
EUR	2,000,000	Term Loan, 5.75%, Maturing March 11, 2014	2,575,947
	2,619,256	Term Loan, 7.90%, Maturing March 11, 2014	2,638,901
EUR	2,000,000	Term Loan, 6.25%, Maturing March 11, 2015	2,587,800
	2,619,256	Term Loan, 8.40%, Maturing March 11, 2015	2,651,997
The Goodyear Dunlop Tires
EUR	990,000	Term Loan, 5.91%, Maturing April 30, 2010	1,269,642
Trimas Corp.
	1,893,750	Term Loan, 8.13%, Maturing August 2, 2011	1,907,953
	8,206,250	Term Loan, 8.25%, Maturing August 2, 2013	8,267,797
TRW Automotive, Inc.
	9,863,402	Term Loan, 6.75%, Maturing October 31, 2010	9,856,212
	10,897,374	Term Loan, 7.19%, Maturing June 30, 2012	10,887,163
United Components, Inc.
	11,724,242	Term Loan, 7.70%, Maturing June 29, 2012	11,797,519
			$289,398,670
Beverage and Tobacco — 1.3%
Alliance One International, Inc.
	$4,800,750	Term Loan, 8.82%, Maturing May 13, 2010	$4,860,759
Constellation Brands, Inc.
	25,729,167	Term Loan, 6.93%, Maturing June 5, 2013	25,864,065

	Principal Amount	Borrower/Tranche Description	Value
	Beverage and Tobacco (continued)
	Culligan International Co.
	$6,088,121	Term Loan, 7.07%, Maturing September 30, 2011	$6,112,857
	National Dairy Holdings, L.P.
	8,444,181	Term Loan, 7.32%, Maturing March 15, 2012	8,475,847
	National Distribution Co.
	4,734,400	Term Loan, 11.82%, Maturing June 22, 2010	4,746,236
	Reynolds American, Inc.
	19,523,563	Term Loan, 7.31%, Maturing May 31, 2012	19,656,264
	Southern Wine & Spirits of America, Inc.
	24,212,161	Term Loan, 6.87%, Maturing May 31, 2012	24,295,403
	Sunny Delight Beverages Co.
	1,734,548	Term Loan, 11.39%, Maturing August 20, 2010	1,715,578
			$95,727,009
	Building and Development — 6.8%
	401 North Wabash Venture, LLC
	$9,498,461	Term Loan, 9.07%, Maturing May 7, 2008(2)	$9,580,090
	AP-Newkirk Holdings, LLC
	11,656,285	Term Loan, 7.82%, Maturing December 21, 2007	11,674,503
	Armstrong World Industries, Inc.
	1,000,000	Term Loan, 7.12%, Maturing October 2, 2013	1,002,344
	Biomed Realty, L.P.
	21,175,000	Term Loan, 7.57%, Maturing May 31, 2010	21,122,062
	Capital Automotive REIT
	11,328,306	Term Loan, 7.08%, Maturing December 16, 2010	11,392,470
	Contech Construction Products
	5,958,333	Term Loan, 7.36%, Maturing January 31, 2013	5,989,990
	DMB / CH II, LLC
	1,200,000	Term Loan, 7.82%, Maturing September 9, 2009	1,203,000
	Empire Hawkeye Partners, L.P.
	12,000,000	Term Loan, 6.97%, Maturing December 1, 2009(2)	11,970,000
	Epco / Fantome, LLC
	10,750,000	Term Loan, 8.37%, Maturing November 23, 2010	10,803,750
	Formica Corp.
EUR	2,504,825	Term Loan, 6.36%, Maturing March 15, 2013	3,209,022
	5,472,500	Term Loan, 8.49%, Maturing March 15, 2013	5,470,793
	FT-FIN Acquisition, LLC
	7,831,703	Term Loan, 7.06%, Maturing November 17, 2007(2)	7,851,282
	Gables GP, Inc.
	721,895	Term Loan, 7.07%, Maturing March 30, 2007	723,323
	General Growth Properties, Inc.
	25,500,000	Term Loan, 6.57%, Maturing February 24, 2010	25,352,890
	Hearthstone Housing Partners II, LLC
	30,000,000	Revolving Loan, 7.32%, Maturing December 1, 2007(2)	29,925,000

See notes to financial statements

18

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Building and Development (continued)
Hovstone Holdings, LLC
	$8,520,000	Term Loan, 7.37%, Maturing February 28, 2009	$8,392,200
Kyle Acquisition Group, LLC
	86,795	Term Loan, 8.25%, Maturing July 20, 2008	86,687
	3,268,843	Term Loan, 8.25%, Maturing July 20, 2010	3,268,843
Landsource Communities, LLC
	18,000,000	Term Loan, 7.88%, Maturing March 31, 2010	17,688,744
Lanoga Corp.
	9,775,500	Term Loan, 7.12%, Maturing June 29, 2013	9,759,204
LNR Property Corp.
	22,175,000	Term Loan, 8.22%, Maturing July 12, 2011	22,283,569
MAAX Corp.
	6,443,722	Term Loan, 8.38%, Maturing June 4, 2011	6,411,503
Materis
EUR	1,695,089	Term Loan, 5.93%, Maturing April 27, 2014	2,191,923
EUR	1,804,911	Term Loan, 6.30%, Maturing April 27, 2015	2,343,373
Mattamy Funding Partnership
	3,640,875	Term Loan, 7.69%, Maturing April 11, 2013	3,629,497
Mueller Group, Inc.
	13,323,513	Term Loan, 7.39%, Maturing October 3, 2012	13,413,727
NCI Building Systems, Inc.
	9,417,430	Term Loan, 6.84%, Maturing May 3, 2010	9,423,316
Newkirk Master, L.P.
	21,727,465	Term Loan, 7.07%, Maturing August 11, 2008	21,761,424
Nortek, Inc.
	21,109,188	Term Loan, 7.32%, Maturing August 27, 2011	21,082,801
November 2005 Land Investors
	1,990,000	Term Loan, 8.12%, Maturing May 9, 2011	1,930,300
Panolam Industries Holdings, Inc.
	4,474,721	Term Loan, 8.12%, Maturing September 30, 2012	4,497,095
Ply Gem Industries, Inc.
	12,213,625	Term Loan, 8.40%, Maturing August 15, 2011	12,205,991
Ristretto Investissements SAS
EUR	1,232,601	Term Loan, 5.76%, Maturing September 30, 2013	1,589,356
GBP	523,980	Term Loan, 7.45%, Maturing September 30, 2013	1,009,355
EUR	1,232,601	Term Loan, 6.13%, Maturing September 30, 2014	1,597,222
GBP	523,980	Term Loan, 7.82%, Maturing September 30, 2014	1,013,519
Rubicon GSA II, LLC
	19,075,000	Term Loan, 8.07%, Maturing July 31, 2008	19,075,000
Shea Capital I, LLC
	1,625,000	Term Loan, 7.35%, Maturing October 27, 2011	1,576,250
South Edge, LLC
	4,261,607	Term Loan, 7.13%, Maturing October 31, 2007	4,160,394
	8,794,643	Term Loan, 7.38%, Maturing October 31, 2009	8,585,770

	Principal Amount	Borrower/Tranche Description	Value
	Building and Development (continued)
	Standard Pacific Corp.
	$5,200,000	Term Loan, 6.93%, Maturing May 5, 2013	$5,109,000
	Stile Acquisition Corp.
	19,655,386	Term Loan, 7.38%, Maturing April 6, 2013	19,245,394
	Stile U.S. Acquisition Corp.
	19,685,514	Term Loan, 7.38%, Maturing April 6, 2013	19,274,894
	TE / Tousa Senior, LLC
	8,389,406	Term Loan, 8.25%, Maturing August 1, 2008	6,455,648
	3,000,000	Revolving Loan, 9.75%, Maturing August 1, 2008(2)	2,265,000
	The Woodlands Commercial Property, Inc.
	9,825,000	Term Loan, 7.35%, Maturing August 29, 2009	9,837,281
	Tousa / Kolter, LLC
	12,620,000	Term Loan, 6.60%, Maturing January 7, 2008(2)	12,635,775
	TRU 2005 RE Holding Co.
	29,325,000	Term Loan, 8.32%, Maturing December 9, 2008	29,416,641
	Trustreet Properties, Inc.
	10,050,000	Term Loan, 7.32%, Maturing April 8, 2010	10,075,125
	United Subcontractors, Inc.
	5,925,000	Term Loan, 12.86%, Maturing June 27, 2013	5,747,250
	WCI Communities, Inc.
	28,625,000	Term Loan, 7.32%, Maturing December 23, 2010	27,649,975
			$503,959,565
	Business Equipment and Services — 5.9%
	Acco Brands Corp.
	$5,743,764	Term Loan, 7.14%, Maturing August 17, 2012	$5,768,893
	Activant Solutions, Inc.
	5,746,125	Term Loan, 7.50%, Maturing May 1, 2013	5,717,394
	Acxiom Corp.
	11,800,000	Term Loan, 7.09%, Maturing September 15, 2012	11,877,443
	Affiliated Computer Services
	6,054,250	Term Loan, 7.39%, Maturing March 20, 2013	6,072,219
	17,107,125	Term Loan, 7.40%, Maturing March 20, 2013	17,156,291
	Affinion Group, Inc.
	16,796,075	Term Loan, 8.17%, Maturing October 17, 2012	16,908,928
	Allied Security Holdings, LLC
	10,203,409	Term Loan, 8.37%, Maturing June 30, 2010	10,292,689
	Audatex North America, Inc.
EUR	2,000,000	Term Loan, 9.13%, Maturing January 13, 2013	2,614,126
EUR	1,995,000	Term Loan, 5.75%, Maturing April 13, 2013	2,569,660
	BSG Clearing Solutions GmbH
EUR	1,950,000	Term Loan, 5.74%, Maturing May 5, 2012	2,501,327
	Buhrmann US, Inc.
EUR	989,873	Term Loan, 5.08%, Maturing December 23, 2010	1,280,797
	10,778,399	Term Loan, 7.18%, Maturing December 23, 2010	10,812,081

See notes to financial statements

19

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Business Equipment and Services (continued)
	DynCorp International, LLC
	$8,012,975	Term Loan, 7.75%, Maturing February 11, 2011	$8,063,056
	Education Management, LLC
	11,970,000	Term Loan, 7.88%, Maturing June 1, 2013	12,065,760
	Gate Gourmet Borrower, LLC
	3,982,222	Term Loan, 8.12%, Maturing March 9, 2012	4,028,622
EUR	8,126,390	Term Loan, 6.13%, Maturing March 9, 2013	10,511,499
	Info USA, Inc.
	4,416,625	Term Loan, 7.07%, Maturing February 14, 2012	4,411,104
	Iron Mountain, Inc.
	19,953,750	Term Loan, 7.09%, Maturing April 2, 2011	20,011,955
	19,715,223	Term Loan, 7.16%, Maturing April 2, 2011	19,764,511
	La Petite Academy, Inc.
	1,000,000	Term Loan, 12.61%, Maturing August 15, 2013	1,012,500
	Language Line, Inc.
	11,181,803	Term Loan, 9.63%, Maturing June 10, 2011	11,263,922
	Mitchell International, Inc.
	7,153,386	Term Loan, 7.37%, Maturing August 15, 2011	7,180,211
	N.E.W. Holdings I, LLC
	7,082,250	Term Loan, 8.11%, Maturing August 8, 2013	7,128,731
	Nielsen Finance, LLC
	55,950,000	Term Loan, 8.19%, Maturing August 9, 2013	56,216,658
	Protection One, Inc.
	8,412,410	Term Loan, 7.86%, Maturing March 31, 2012	8,449,214
	Quantum Corp.
	3,000,000	Term Loan, 9.44%, Maturing August 22, 2012	3,003,750
	Quintiles Transnational Corp.
	13,407,625	Term Loan, 7.37%, Maturing March 31, 2013	13,422,709
	RGIS Holdings, LLC
	8,238,394	Term Loan, 7.87%, Maturing February 15, 2013	8,235,823
	Serena Software, Inc.
	4,125,000	Term Loan, 7.62%, Maturing March 10, 2013	4,131,703
	SS&C Technologies, Inc.
	435,419	Term Loan, 8.00%, Maturing November 23, 2012	438,141
	5,122,581	Term Loan, 8.00%, Maturing November 28, 2012	5,154,597
	Sungard Data Systems, Inc.
	88,224,409	Term Loan, 8.00%, Maturing February 11, 2013	89,158,088
	TDS Investor Corp.
EUR	2,000,000	Term Loan, 6.13%, Maturing August 23, 2013	2,560,412
	22,450,678	Term Loan, 8.37%, Maturing August 23, 2013	22,546,902
	2,199,322	Term Loan, 8.37%, Maturing August 23, 2013	2,208,748
	Transaction Network Services, Inc.
	5,448,918	Term Loan, 7.39%, Maturing May 4, 2012	5,448,918

Principal Amount		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
US Investigations Services, Inc.
	$6,531,652	Term Loan, 7.89%, Maturing October 14, 2012	$6,568,392
	3,857,377	Term Loan, 7.89%, Maturing October 14, 2012	3,876,664
Western Inventory Services
	1,457,449	Term Loan, 7.86%, Maturing March 31, 2011	1,464,736
	1,661,492	Term Loan, 7.87%, Maturing March 31, 2011	1,669,799
Williams Scotsman, Inc.
	6,750,000	Term Loan, 6.82%, Maturing June 27, 2010	6,733,125
			$440,302,098
Cable and Satellite Television — 5.4%
Atlantic Broadband Finance, LLC
	$9,898,586	Term Loan, 8.14%, Maturing February 1, 2011	$10,034,692
Bragg Communications, Inc.
	7,569,775	Term Loan, 7.08%, Maturing August 31, 2011	7,588,700
Bresnan Broadband Holdings, LLC
	13,650,000	Term Loan, 7.16%, Maturing March 29, 2014	13,645,741
		Cablecom Luxembourg SCA
CHF	12,500,000	Term Loan, 4.20%, Maturing September 28, 2012	10,047,564
Charter Communications Operating, LLC
	81,463,117	Term Loan, 8.01%, Maturing April 28, 2013	82,257,382
CSC Holdings, Inc.
	5,000,000	Term Loan, 6.65%, Maturing March 29, 2012	4,987,760
	22,862,619	Term Loan, 7.15%, Maturing March 29, 2013	22,871,810
Insight Midwest Holdings, LLC
	10,737,500	Term Loan, 0.00%, Maturing April 7, 2014(2)	10,822,219
	32,212,500	Term Loan, 7.57%, Maturing April 7, 2014	32,466,657
Kabel Deutschland GmbH
EUR	15,600,000	Term Loan, 5.38%, Maturing March 31, 2012	19,952,833
MCC Iowa, LLC
	2,083,563	Term Loan, 6.50%, Maturing March 31, 2010	2,049,488
Mediacom Broadband Group
	14,464,877	Term Loan, 6.98%, Maturing January 31, 2015	14,424,202
	8,000,000	Term Loan, 7.38%, Maturing January 31, 2015	7,981,664
Mediacom Illinois, LLC
	2,000,000	Term Loan, 6.72%, Maturing September 30, 2012	1,966,608
	18,614,375	Term Loan, 7.22%, Maturing January 31, 2015	18,588,613
NTL Investment Holdings, Ltd.
GBP	4,095,825	Term Loan, 7.07%, Maturing March 30, 2012	7,806,349
GBP	3,504,175	Term Loan, 7.07%, Maturing March 30, 2012	6,678,706
	9,000,000	Term Loan, 7.32%, Maturing March 30, 2012	9,056,250
GBP	3,500,000	Term Loan, 7.64%, Maturing March 30, 2013	6,767,161

See notes to financial statements

20

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
Persona Communications Corp.
	$2,854,178	Term Loan, 0.00%, Maturing October 12, 2013(2)	$2,872,016
	4,595,822	Term Loan, 8.12%, Maturing October 12, 2013	4,624,546
	2,000,000	Term Loan, 11.37%, Maturing April 12, 2014	2,012,500
PKS Media (Netherlands) B.V.
EUR	1,930,000	Term Loan, 5.24%, Maturing October 5, 2012	2,472,233
EUR	4,000,000	Term Loan, 5.74%, Maturing October 5, 2013	5,178,280
EUR	4,000,000	Term Loan, 6.24%, Maturing October 5, 2014	5,202,617
San Juan Cable, LLC
	992,500	Term Loan, 7.39%, Maturing October 31, 2012	995,292
UGS Corp.
	24,886,750	Term Loan, 7.13%, Maturing March 31, 2012	24,891,926
UPC Broadband Holding B.V.
EUR	5,609,167	Term Loan, 5.51%, Maturing March 31, 2013	7,167,078
	6,545,000	Term Loan, 7.64%, Maturing March 31, 2013	6,552,887
EUR	6,350,000	Term Loan, 5.51%, Maturing December 31, 2013	8,114,889
	6,545,000	Term Loan, 7.64%, Maturing December 31, 2013	6,551,722
Ypso Holding SA
EUR	30,000,000	Term Loan, 5.84%, Maturing July 28, 2014	37,534,952
			$404,165,337
Chemicals and Plastics — 6.9%
Basell Af S.A.R.L.
EUR	961,538	Term Loan, 5.69%, Maturing September 20, 2013	$1,240,108
EUR	538,462	Term Loan, 5.78%, Maturing September 20, 2013	694,460
	1,000,000	Term Loan, 7.60%, Maturing August 1, 2013	1,013,125
EUR	961,538	Term Loan, 6.43%, Maturing August 1, 2014	1,245,764
EUR	538,462	Term Loan, 6.52%, Maturing August 1, 2014	697,628
	833,333	Term Loan, 8.35%, Maturing August 1, 2014	844,271
	166,667	Term Loan, 8.35%, Maturing August 1, 2014	168,854
Brenntag Holding GmbH and Co. KG
EUR	5,294,118	Term Loan, 6.03%, Maturing January 18, 2014	6,852,470
EUR	1,500,000	Term Loan, 6.14%, Maturing December 23, 2013	1,936,338
	10,000,000	Term Loan, 8.08%, Maturing December 23, 2013	10,102,454
EUR	2,205,882	Term Loan, 6.28%, Maturing January 18, 2015	2,875,132
GBP	2,000,000	Term Loan, 7.59%, Maturing December 23, 2013	3,859,004
EUR	1,000,000	Term Loan, 9.58%, Maturing June 23, 2015	1,309,854
Celanese Holdings, LLC
	7,250,000	Term Loan, 5.32%, Maturing April 6, 2009	7,310,414
	25,472,653	Term Loan, 7.37%, Maturing April 6, 2011	25,645,510
Columbian Chemical Acquisition
	4,700,000	Term Loan, 7.12%, Maturing March 16, 2013	4,700,000
Ferro Corp.
	24,000,000	Term Loan, 8.57%, Maturing June 6, 2012(2)	24,022,512

Principal Amount		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Gentek, Inc.
	$4,144,492	Term Loan, 7.37%, Maturing February 28, 2011	$4,167,805
Georgia Gulf Corp.
	12,150,000	Term Loan, 7.32%, Maturing October 3, 2013	12,223,410
Hercules, Inc.
	9,948,645	Term Loan, 6.87%, Maturing October 8, 2010	9,962,324
Hexion Specialty Chemicals, Inc.
	10,000,000	Term Loan, 5.23%, Maturing May 5, 2013	9,986,610
	4,588,347	Term Loan, 7.37%, Maturing May 5, 2013	4,582,203
	21,122,216	Term Loan, 7.38%, Maturing May 5, 2013	21,093,933
Huntsman, LLC
EUR	3,648,000	Term Loan, 5.36%, Maturing August 26, 2012	4,650,305
	37,812,531	Term Loan, 7.07%, Maturing August 16, 2012	37,836,202
Ineos Group
EUR	3,000,000	Term Loan, 6.03%, Maturing December 14, 2011	3,866,893
EUR	3,000,000	Term Loan, 6.53%, Maturing December 14, 2011	3,883,644
EUR	2,000,000	Term Loan, 7.28%, Maturing December 14, 2012	2,598,490
	7,050,000	Term Loan, 7.61%, Maturing December 14, 2012	7,107,281
	6,525,000	Term Loan, 7.61%, Maturing December 14, 2013	6,611,319
	6,525,000	Term Loan, 8.11%, Maturing December 14, 2014	6,611,319
Innophos, Inc.
	10,035,729	Term Loan, 7.57%, Maturing August 13, 2010	10,082,777
Invista B.V.
	3,771,500	Term Loan, 6.88%, Maturing April 30, 2010	3,747,928
	10,371,760	Term Loan, 6.88%, Maturing April 29, 2011	10,375,006
	6,377,424	Term Loan, 6.88%, Maturing April 29, 2011	6,379,420
ISP Chemo, Inc.
	20,301,741	Term Loan, 7.45%, Maturing February 15, 2013	20,392,368
Kranton Polymers, LLC
	13,765,323	Term Loan, 7.38%, Maturing May 12, 2013	13,825,546
Lucite International Group Holdings
	1,712,977	Term Loan, 0.00%, Maturing July 7, 2013(2)	1,727,452
	4,874,805	Term Loan, 8.07%, Maturing July 7, 2013	4,915,997
Lyondell Chemical Co.
	31,700,000	Term Loan, 7.11%, Maturing August 16, 2013	31,901,422
Mosaic Co.
	14,905,980	Term Loan, 6.99%, Maturing February 21, 2012	14,917,160
Nalco Co.
	29,485,604	Term Loan, 7.16%, Maturing November 4, 2010	29,602,869
PQ Corp.
	12,475,697	Term Loan, 7.38%, Maturing February 10, 2012	12,530,279
Professional Paint, Inc.
	5,610,938	Term Loan, 7.63%, Maturing May 31, 2012	5,621,458
Propex Fabrics, Inc.
	6,686,203	Term Loan, 7.63%, Maturing July 31, 2012	6,702,919

See notes to financial statements

21

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Rockwood Specialties Group, Inc.
EUR	3,026,277	Term Loan, 5.81%, Maturing July 30, 2011	$3,858,969
	27,526,024	Term Loan, 7.38%, Maturing December 10, 2012	27,687,739
Sigmakalon (BC) Holdco B.V.
EUR	9,000,000	Term Loan, 5.99%, Maturing September 9, 2013	11,578,048
EUR	8,724,586	Term Loan, 6.49%, Maturing September 9, 2014	11,270,172
GBP	183,030	Term Loan, 8.08%, Maturing September 9, 2014	352,575
Solo Cup Co.
	19,519,640	Term Loan, 8.61%, Maturing February 27, 2011	19,643,160
	2,675,000	Term Loan, 11.37%, Maturing March 31, 2012	2,745,219
Solutia, Inc.
	5,550,000	DIP Loan, 8.96%, Maturing March 31, 2007	5,570,812
TPG Spring UK, Ltd.
EUR	8,713,441	Term Loan, 6.12%, Maturing June 27, 2013	11,142,721
EUR	8,713,441	Term Loan, 6.62%, Maturing June 27, 2013	11,181,646
Wellman, Inc.
	6,250,000	Term Loan, 9.49%, Maturing February 10, 2009	6,283,206
			$513,736,504
Clothing / Textiles — 0.5%
Hanesbrands, Inc.
	$16,000,000	Term Loan, 7.68%, Maturing September 5, 2013	$16,156,000
	5,000,000	Term Loan, 9.19%, Maturing March 5, 2014	5,132,145
St. John Knits International, Inc.
	3,964,412	Term Loan, 9.32%, Maturing March 23, 2012	3,944,590
The William Carter Co.
	4,989,815	Term Loan, 6.87%, Maturing July 14, 2012	4,987,475
Warnaco, Inc.
	5,397,875	Term Loan, 6.97%, Maturing January 31, 2013	5,377,633
			$35,597,843
Conglomerates — 2.5%
American Greetings Corp.
	$13,500,000	Term Loan, 0.00%, Maturing April 4, 2013(2)	$13,470,475
Amsted Industries, Inc.
	12,869,478	Term Loan, 7.37%, Maturing April 5, 2013	12,925,782
	10,500,000	Term Loan, 7.37%, Maturing April 5, 2013(2)	10,368,750
Blount, Inc.
	3,601,792	Term Loan, 7.10%, Maturing August 9, 2010	3,613,047
Bushnell Performance Optics
	742,678	Term Loan, 8.37%, Maturing August 19, 2011	747,320
Dundee Holdco 4 Limited
EUR	1,457,800	Term Loan, 6.13%, Maturing February 17, 2014	1,860,663
EUR	2,186,700	Term Loan, 9.13%, Maturing August 17, 2015	2,825,882

Principal Amount		Borrower/Tranche Description	Value
Conglomerates (continued)
Dundee Holding, Inc.
	$2,761,950	Term Loan, 8.07%, Maturing February 17, 2014	$2,768,855
Euramax International, Inc.
	4,617,639	Term Loan, 8.19%, Maturing June 29, 2012	4,646,499
GBP	937,321	Term Loan, 7.99%, Maturing June 29, 2012	1,781,748
Goodman Global Holdings, Inc.
	11,287,723	Term Loan, 7.25%, Maturing December 23, 2011	11,283,016
ISS Holdings A/S
EUR	6,510,926	Term Loan, 5.97%, Maturing December 31, 2013	8,442,012
GBP	5,068,562	Term Loan, 7.68%, Maturing December 31, 2013	9,778,186
Jarden Corp.
	8,151,778	Term Loan, 7.12%, Maturing January 24, 2012	8,153,816
	20,025,345	Term Loan, 7.37%, Maturing January 24, 2012	20,086,362
Johnson Diversey, Inc.
	2,500,000	Term Loan, 7.83%, Maturing December 16, 2010	2,516,407
	13,146,136	Term Loan, 7.97%, Maturing December 16, 2011	13,267,330
Platinum 100, Ltd.
GBP	3,000,000	Term Loan, 7.81%, Maturing January 15, 2013	5,756,853
GBP	3,000,000	Term Loan, 8.31%, Maturing January 15, 2014	5,778,550
Polymer Group, Inc.
	3,000,000	Revolving Loan, 9.50%, Maturing November 22, 2010(2)	2,940,000
	19,611,850	Term Loan, 7.61%, Maturing November 22, 2012	19,652,701
Rexnord Corp.
	10,900,000	Term Loan, 7.88%, Maturing July 19, 2013	10,974,937
Terex Corp.
	5,685,750	Term Loan, 7.12%, Maturing July 13, 2013	5,707,072
Walter Industries, Inc.
	2,301,374	Term Loan, 7.15%, Maturing October 3, 2012	2,308,565
			$181,654,828
Containers and Glass Products — 3.7%
Berry Plastics Corp.
	$20,800,000	Term Loan, 7.12%, Maturing September 20, 2013	$20,849,400
Bluegrass Container Co.
	13,491,187	Term Loan, 7.60%, Maturing June 30, 2013	13,632,427
Consolidated Container Holding
	5,498,438	Term Loan, 8.63%, Maturing December 15, 2008	5,525,930
Crown Americas, Inc.
EUR	4,500,000	Term Loan, 4.86%, Maturing November 15, 2012	5,739,985
	1,450,000	Term Loan, 7.07%, Maturing November 15, 2012	1,454,079
	9,950,000	Term Loan, 7.25%, Maturing November 15, 2012	9,977,989

See notes to financial statements

22

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Containers and Glass Products (continued)
Graham Packaging Holdings Co.
	$2,711,203	Term Loan, 7.69%, Maturing October 7, 2011	$2,727,180
	32,181,983	Term Loan, 7.73%, Maturing October 7, 2011	32,371,632
	1,071,429	Term Loan, 9.69%, Maturing April 7, 2012	1,081,809
Graphic Packaging International, Inc.
	10,500,000	Revolving Loan, 8.71%, Maturing August 8, 2007(2)	10,276,875
	40,397,298	Term Loan, 7.88%, Maturing August 8, 2010	40,913,090
IPG (US), Inc.
	11,336,457	Term Loan, 7.64%, Maturing July 28, 2011	11,350,627
JSG Acquisitions
EUR	17,250,000	Term Loan, 5.81%, Maturing December 31, 2014	22,171,707
EUR	17,250,000	Term Loan, 6.26%, Maturing December 31, 2014	22,270,233
OI European Group B.V.
EUR	12,600,000	Term Loan, 5.10%, Maturing June 14, 2013	16,004,945
Owens-Brockway Glass Container
	10,525,000	Term Loan, 7.07%, Maturing June 14, 2013	10,549,997
Picnal Acquisition, Inc.
GBP	1,836,844	Term Loan, 7.84%, Maturing June 30, 2011	3,504,264
GBP	2,172,616	Term Loan, 8.34%, Maturing June 30, 2012	4,161,443
Pregis Corp.
	2,673,000	Term Loan, 7.62%, Maturing October 12, 2011	2,694,718
Smurfit-Stone Container Corp.
	3,225,483	Term Loan, 4.73%, Maturing November 1, 2010	3,249,490
	4,600,210	Term Loan, 7.63%, Maturing November 1, 2011	4,634,450
	16,780,522	Term Loan, 7.66%, Maturing November 1, 2011	16,905,420
	10,542,434	Term Loan, 7.67%, Maturing November 1, 2011	10,620,901
			$272,668,591
Cosmetics / Toiletries — 0.4%
American Safety Razor Co.
	$3,491,250	Term Loan, 7.87%, Maturing July 31, 2013	$3,534,891
Prestige Brands, Inc.
	15,591,968	Term Loan, 7.66%, Maturing April 7, 2011	15,686,175
Revlon Consumer Products Corp.
	6,820,234	Term Loan, 11.44%, Maturing July 9, 2010	7,002,109
			$26,223,175
Drugs — 0.4%
Warner Chilcott Corp.
	$7,214,629	Term Loan, 7.87%, Maturing January 18, 2012	$7,258,212
	21,598,885	Term Loan, 7.93%, Maturing January 18, 2012	21,737,744
			$28,995,956

Principal Amount		Borrower/Tranche Description	Value
Ecological Services and Equipment — 1.7%
Alderwoods Group, Inc.
	$4,459,166	Term Loan, 7.32%, Maturing August 19, 2010	$4,465,667
Allied Waste Industries, Inc.
	9,113,375	Term Loan, 5.33%, Maturing January 15, 2012	9,129,041
	26,568,697	Term Loan, 7.15%, Maturing January 15, 2012	26,608,284
AVR Acquisitions B.V.
EUR	3,500,000	Term Loan, 5.88%, Maturing March 31, 2014	4,544,705
EUR	3,500,000	Term Loan, 5.63%, Maturing March 31, 2015	4,523,762
Casella Waste Systems, Inc.
	3,000,000	Term Loan, 7.46%, Maturing April 28, 2010	3,007,500
Duratek, Inc.
	4,564,792	Term Loan, 7.76%, Maturing June 7, 2013	4,606,163
Energysolutions, LLC
	479,560	Term Loan, 7.57%, Maturing June 7, 2013	483,906
	10,075,233	Term Loan, 7.76%, Maturing June 7, 2013	10,166,545
Environmental Systems, Inc.
	5,011,748	Term Loan, 8.88%, Maturing December 12, 2008	5,043,071
	1,000,000	Term Loan, 15.37%, Maturing December 12, 2010	1,025,000
IESI Corp.
	9,267,647	Term Loan, 7.13%, Maturing January 20, 2012	9,282,132
PHS Group PIC
GBP	1,500,000	Term Loan, 7.69%, Maturing December 14, 2010	2,875,179
GBP	1,500,000	Term Loan, 8.19%, Maturing December 14, 2010	2,891,629
Sensus Metering Systems, Inc.
	3,000,000	Revolving Loan, 0.00%, Maturing December 17, 2009(2)	2,895,000
	9,164,596	Term Loan, 7.45%, Maturing December 17, 2010	9,164,596
	1,217,330	Term Loan, 7.50%, Maturing December 17, 2010	1,217,330
Sulo GmbH
EUR	7,250,000	Term Loan, 6.12%, Maturing January 19, 2014	9,352,319
EUR	7,250,000	Term Loan, 6.62%, Maturing January 19, 2015	9,396,394
Synagro Technologies, Inc.
	8,210,000	Term Loan, 7.57%, Maturing June 21, 2012	8,212,199
			$128,890,422
Electronics / Electrical — 3.1%
Advanced Micro Devices, Inc.
	$21,875,000	Term Loan, 7.57%, Maturing December 31, 2013	$21,875,000
AMI Semiconductor, Inc.
	7,707,709	Term Loan, 6.82%, Maturing April 1, 2012	7,683,623
Aspect Software, Inc.
	16,100,000	Term Loan, 8.44%, Maturing July 11, 2011	16,162,387
Communications & Power, Inc.
	4,262,060	Term Loan, 7.57%, Maturing July 23, 2010	4,280,706

See notes to financial statements

23

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Electronics / Electrical (continued)
Enersys Capital, Inc.
	$10,304,705	Term Loan, 7.45%, Maturing March 17, 2011		$10,356,229
Fairchild Semiconductor Corp.
	16,533,563	Term Loan, 6.82%, Maturing June 26, 2013		16,512,896
FCI International S.A.S.
EUR	750,000	Term Loan, 5.99%, Maturing November 1, 2013		972,135
	735,755	Term Loan, 8.33%, Maturing November 1, 2013		745,872
	764,245	Term Loan, 8.33%, Maturing November 1, 2013		766,872
	764,245	Term Loan, 8.83%, Maturing November 1, 2013		770,693
	735,755	Term Loan, 8.83%, Maturing November 1, 2013		745,872
EUR	750,000	Term Loan, 6.49%, Maturing October 31, 2014		967,690
Ganymed 347 VV GmbH
EUR	494,190	Term Loan, 5.75%, Maturing April 30, 2013		636,249
EUR	1,005,810	Term Loan, 6.46%, Maturing April 30, 2013		1,294,936
EUR	494,190	Term Loan, 6.25%, Maturing April 30, 2014		639,263
EUR	1,005,810	Term Loan, 6.96%, Maturing April 30, 2014	EUR	1,301,071
Infor Enterprise Solutions Holdings
	21,258,571	Term Loan, 9.12%, Maturing July 28, 2012		21,449,006
	11,091,429	Term Loan, 9.12%, Maturing July 28, 2012		11,190,786
Invensys International Holding
EUR	1,001,757	Term Loan, 5.43%, Maturing December 15, 2010		1,287,383
	2,166,667	Term Loan, 7.45%, Maturing December 15, 2010		2,176,146
	2,333,333	Term Loan, 7.40%, Maturing January 15, 2011		2,343,542
Network Solutions, LLC
	6,848,250	Term Loan, 10.37%, Maturing January 9, 2012		6,933,853
Open Solutions, Inc.
	8,334,585	Term Loan, 7.90%, Maturing September 30, 2011		8,381,468
Rayovac Corp.
	29,461,073	Term Loan, 8.39%, Maturing February 7, 2012		29,582,070
Securityco, Inc.
	12,477,065	Term Loan, 8.63%, Maturing June 28, 2010		12,570,643
Sensata Technologies Finance Co.
	5,935,125	Term Loan, 7.13%, Maturing April 26, 2013		5,906,375
Spectrum Brands, Inc.
EUR	9,303,777	Term Loan, 6.52%, Maturing February 7, 2012		11,800,658
Symrise Holding GmbH
EUR	1,000,000	Term Loan, 5.88%, Maturing August 12, 2013		1,281,455
EUR	1,000,000	Term Loan, 6.38%, Maturing August 12, 2014		1,286,898
Telcordia Technologies, Inc.
	19,108,251	Term Loan, 8.15%, Maturing September 15, 2012		18,427,520
Vertafore, Inc.
	1,091,446	Term Loan, 7.89%, Maturing January 31, 2012		1,098,609
	8,469,621	Term Loan, 7.90%, Maturing January 31, 2012		8,525,208
				$229,953,114

	Principal Amount	Borrower/Tranche Description	Value
	Equipment Leasing — 1.3%
	AWAS Capital, Inc.
	$19,810,666	Term Loan, 7.19%, Maturing March 22, 2013	$19,340,162
	Maxim Crane Works, L.P.
	7,628,102	Term Loan, 7.33%, Maturing January 28, 2010	7,656,707
	The Hertz Corp.
	29,500,000	Revolving Loan, 0.00%, Maturing December 21, 2010(2)	29,456,989
	2,875,000	Term Loan, 5.39%, Maturing December 21, 2012	2,899,797
	22,842,280	Term Loan, 7.65%, Maturing December 21, 2012	23,039,294
	United Rentals, Inc.
	5,212,716	Term Loan, 6.00%, Maturing February 14, 2011	5,236,064
	11,436,141	Term Loan, 7.32%, Maturing February 14, 2011	11,487,363
			$99,116,376
	Farming / Agriculture — 0.4%
	BF Bolthouse HoldCo, LLC
	$6,401,625	Term Loan, 7.63%, Maturing December 17, 2012	$6,422,962
	Central Garden & Pet Co.
	16,969,737	Term Loan, 6.82%, Maturing February 28, 2014	16,987,420
	United Agri Products, Inc.
	2,992,500	Term Loan, 7.37%, Maturing June 8, 2012	2,999,981
			$26,410,363
	Financial Intermediaries — 2.4%
	AIMCO Properties, L.P.
	$34,718,750	Term Loan, 6.91%, Maturing March 23, 2011	$34,805,547
	Ameritrade Holding Corp.
	24,197,282	Term Loan, 6.82%, Maturing December 31, 2012	24,214,922
	Blitz F04-506 GmbH
EUR	1,500,000	Term Loan, 6.35%, Maturing June 30, 2014	1,944,782
	Citgo III, Ltd.
	1,725,000	Term Loan, 8.14%, Maturing August 3, 2013	1,738,477
	1,725,000	Term Loan, 8.64%, Maturing August 3, 2014	1,744,946
	Coinstar, Inc.
	8,423,476	Term Loan, 7.37%, Maturing July 7, 2011	8,481,387
	E.A. Viner International Co.
	1,496,250	Term Loan, 8.12%, Maturing July 31, 2013	1,511,212
	Fidelity National Information Solutions, Inc.
	44,962,700	Term Loan, 7.07%, Maturing March 8, 2013	45,118,810
	IPayment, Inc.
	7,114,250	Term Loan, 7.36%, Maturing May 10, 2013	7,114,250
	LPL Holdings, Inc.
	25,730,563	Term Loan, 8.30%, Maturing June 30, 2013	26,056,208

See notes to financial statements

24

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Financial Intermediaries (continued)
Oxford Acquisition III, Ltd.
EUR	1,000,000	Term Loan, 5.72%, Maturing September 20, 2013	$1,293,235
	$10,025,000	Term loan, 7.69%, Maturing September 20, 2013	10,111,155
The Macerich Partnership, L.P.
	11,280,000	Term Loan, 6.88%, Maturing April 26, 2010	11,258,850
			$175,393,781
Food Products — 2.4%
Acosta, Inc.
	$17,955,000	Term Loan, 8.08%, Maturing July 28, 2013	$18,138,285
American Seafoods Group, LLC
	3,991,434	Term Loan, 7.12%, Maturing September 28, 2012	3,990,189
BL Marketing, Ltd.
GBP	2,200,000	Term Loan, 7.75%, Maturing December 20, 2013	4,257,840
GBP	2,200,000	Term Loan, 8.25%, Maturing December 20, 2014	4,277,007
GBP	2,500,000	Term Loan, 9.63%, Maturing June 30, 2015	4,895,844
Black Lion Beverages III B.V.
EUR	1,500,000	Term Loan, 6.06%, Maturing December 31, 2013	1,937,444
EUR	1,500,000	Term Loan, 6.17%, Maturing December 31, 2014	1,945,469
EUR	3,000,000	Term Loan, 8.31%, Maturing January 30, 2015	3,910,019
Bumble Bee Seafood, LLC
	3,000,000	Term Loan, 7.15%, Maturing May 2, 2012	3,000,000
Charden International B.V.
EUR	1,000,000	Term Loan, 6.06%, Maturing March 14, 2014	1,278,876
EUR	1,000,000	Term Loan, 6.56%, Maturing March 14, 2015	1,284,327
EUR	1,500,000	Term Loan, 9.06%, Maturing March 14, 2016	1,924,496
Chiquita Brands, LLC
	9,635,761	Term Loan, 7.62%, Maturing June 28, 2012	9,637,264
Del Monte Corp.
	5,729,928	Term Loan, 6.95%, Maturing February 8, 2012	5,745,279
Dole Food Company, Inc.
	1,190,698	Term Loan, 5.24%, Maturing April 12, 2013	1,183,256
	8,885,581	Term Loan, 7.47%, Maturing April 12, 2013	8,830,047
	2,665,674	Term Loan, 7.55%, Maturing April 12, 2013	2,649,014
Foodvest Limited
EUR	632,918	Term Loan, 5.57%, Maturing March 16, 2014	815,146
GBP	437,500	Term Loan, 7.55%, Maturing March 16, 2014	839,289
EUR	632,918	Term Loan, 6.07%, Maturing March 16, 2015	819,185
GBP	437,500	Term Loan, 8.05%, Maturing March 16, 2015	843,461
GBP	500,000	Term Loan, 7.55%, Maturing September 16, 2015	972,697
Michael Foods, Inc.
	18,483,554	Term Loan, 7.54%, Maturing November 21, 2010	18,525,918
Nash-Finch Co.
	6,120,000	Term Loan, 7.63%, Maturing November 12, 2010	6,131,475

Principal Amount		Borrower/Tranche Description	Value
Food Products (continued)
Nutro Products, Inc.
	$3,631,750	Term Loan, 7.37%, Maturing April 26, 2013	$3,640,829
Picard Surgeles S.A.
EUR	6,500,000	Term Loan, 5.44%, Maturing June 4, 2014	8,364,719
Pinnacle Foods Holdings Corp.
	1,000,000	Revolving Loan, 0.00%, Maturing November 25, 2009(2)	972,500
	26,043,685	Term Loan, 7.37%, Maturing November 25, 2010	26,118,561
QCE Finance, LLC
	9,177,000	Term Loan, 7.63%, Maturing May 5, 2013	9,160,610
Reddy Ice Group, Inc.
	14,335,000	Term Loan, 7.12%, Maturing August 12, 2012	14,352,919
Ruby Acquisitions, Ltd.
GBP	2,539,204	Term Loan, 7.66%, Maturing January 1, 2015	4,897,379
United Biscuits, Ltd.
GBP	1,547,559	Term Loan, 9.37%, Maturing January 14, 2011	2,971,873
			$178,311,217
Food Service — 2.0%
AFC Enterprises, Inc.
	$3,540,071	Term Loan, 7.63%, Maturing May 11, 2011	$3,557,771
Buffets, Inc.
	227,273	Term Loan, 4.88%, Maturing June 28, 2009	228,125
	9,637,119	Term Loan, 10.75%, Maturing June 28, 2009	9,673,258
Burger King Corp.
	7,254,573	Term Loan, 6.88%, Maturing June 30, 2012	7,259,608
Carrols Corp.
	11,433,788	Term Loan, 7.88%, Maturing December 31, 2010	11,488,099
CBRL Group, Inc.
	3,882,759	Term Loan, 0.00%, Maturing April 27, 2013(2)	3,862,133
	10,757,560	Term Loan, 6.93%, Maturing April 27, 2013	10,741,424
CKE Restaurants, Inc.
	3,104,522	Term Loan, 7.38%, Maturing May 1, 2010	3,116,164
Denny's, Inc.
	5,496,518	Term Loan, 8.59%, Maturing September 21, 2009	5,519,422
Domino's, Inc.
	6,592,593	Revolving Loan, 0.00%, Maturing June 25, 2009(2)	6,460,741
	34,498,921	Term Loan, 6.88%, Maturing June 25, 2010	34,527,659
Elior Sca
EUR	701,754	Term Loan, 5.76%, Maturing June 30, 2014	905,387
EUR	701,754	Term Loan, 6.26%, Maturing June 30, 2015	909,493
Holding Bercy Investissement
EUR	1,096,491	Term Loan, 6.01%, Maturing June 30, 2011	1,416,126
Jack in the Box, Inc.
	12,615,115	Term Loan, 6.88%, Maturing January 8, 2011	12,666,370

See notes to financial statements

25

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Food Service (continued)
	Landry's Restaurants, Inc.
	$7,914,038	Term Loan, 7.12%, Maturing December 28, 2010	$7,920,630
	Maine Beverage Co., LLC
	3,633,929	Term Loan, 7.12%, Maturing June 30, 2010	3,624,844
	NPC International, Inc.
	3,368,535	Term Loan, 7.10%, Maturing May 3, 2013	3,360,113
	Sagittarius Restaurants, LLC
	4,855,612	Term Loan, 7.62%, Maturing March 29, 2013	4,878,376
	Sonic Corp.
	5,292,000	Term Loan, 7.32%, Maturing September 22, 2013	5,311,845
	SSP Financing, Ltd.
EUR	1,025,146	Term Loan, 5.93%, Maturing June 15, 2014	1,319,152
	3,954,516	Term Loan, 7.83%, Maturing June 15, 2014	3,977,583
EUR	1,025,146	Term Loan, 6.43%, Maturing June 15, 2015	1,324,954
	3,954,516	Term Loan, 8.33%, Maturing June 15, 2015	3,994,061
	Weightwatchers.com, Inc.
	3,290,062	Term Loan, 7.61%, Maturing December 16, 2010	3,306,512
			$151,349,850
	Food / Drug Retailers — 1.8%
	Cumberland Farms, Inc.
	$6,000,000	Term Loan, 7.37%, Maturing September 30, 2013	$6,030,000
	General Nutrition Centers, Inc.
	9,000,000	Revolving Loan, 0.00%, Maturing December 5, 2009(2)	8,752,500
	4,866,579	Term Loan, 8.11%, Maturing December 5, 2011	4,910,685
	Giant Eagle, Inc.
	13,051,375	Term Loan, 6.90%, Maturing November 7, 2012	13,065,653
	Roundy's Supermarkets, Inc.
	24,241,813	Term Loan, 8.42%, Maturing November 3, 2011	24,463,019
	Supervalu, Inc.
	14,427,500	Term Loan, 7.19%, Maturing June 1, 2012	14,480,709
	The Jean Coutu Group (PJC), Inc.
	26,942,468	Term Loan, 7.94%, Maturing July 30, 2011	27,064,248
	The Pantry, Inc.
	5,756,500	Term Loan, 7.07%, Maturing January 2, 2012	5,776,291
	Winn-Dixie Stores, Inc.
	23,000,000	DIP Revolving Loan, 7.44%, Maturing February 22, 2007(2)	22,885,000
			$127,428,105
	Forest Products — 2.4%
	Appleton Papers, Inc.
	$12,644,414	Term Loan, 7.65%, Maturing June 11, 2010	$12,707,636

	Principal Amount	Borrower/Tranche Description	Value
	Forest Products (continued)
	Boise Cascade Holdings, LLC
	$18,677,451	Term Loan, 7.11%, Maturing October 28, 2011	$18,783,688
	Buckeye Technologies, Inc.
	9,685,044	Term Loan, 7.38%, Maturing April 15, 2010	9,693,112
	Georgia-Pacific Corp.
	65,639,037	Term Loan, 7.39%, Maturing December 20, 2012	66,053,810
	18,700,000	Term Loan, 8.39%, Maturing December 23, 2013	18,962,230
	NewPage Corp.
	11,785,714	Revolving Loan, 0.00%, Maturing May 2, 2010(2)	11,608,929
	13,705,851	Term Loan, 8.36%, Maturing May 2, 2011	13,877,175
	RLC Industries Co.
	15,951,708	Term Loan, 6.82%, Maturing February 24, 2010	15,931,768
	Xerium Technologies, Inc.
EUR	1,975,000	Term Loan, 5.63%, Maturing May 18, 2012	2,537,597
	10,014,466	Term Loan, 7.62%, Maturing May 18, 2012	10,001,948
			$180,157,893
	Healthcare — 5.7%
	Accellent, Inc.
	$3,225,625	Term Loan, 7.40%, Maturing November 22, 2012	$3,233,689
	Alliance Imaging, Inc.
	10,040,194	Term Loan, 7.94%, Maturing December 29, 2011	10,068,438
		American Medical Systems
	13,550,000	Term Loan, 7.81%, Maturing July 20, 2012	13,566,937
	AMN Healthcare, Inc.
	3,176,171	Term Loan, 7.12%, Maturing November 2, 2011	3,187,091
	AMR HoldCo, Inc.
	6,068,680	Term Loan, 7.28%, Maturing February 10, 2012	6,080,059
	Carl Zeiss Topco GMBH
	3,140,000	Term Loan, 8.12%, Maturing February 28, 2013	3,167,475
	6,280,000	Term Loan, 8.62%, Maturing February 28, 2014	6,366,350
	2,875,000	Term Loan, 10.87%, Maturing August 31, 2014	2,917,766
	Community Health Systems, Inc.
	47,978,227	Term Loan, 7.15%, Maturing August 19, 2011	48,059,598
	Concentra Operating Corp.
	17,431,491	Term Loan, 7.62%, Maturing September 30, 2011	17,532,263
	Conmed Corp.
	8,109,250	Term Loan, 7.32%, Maturing April 12, 2013	8,119,387
	CRC Health Corp.
	3,955,125	Term Loan, 7.62%, Maturing February 6, 2013	3,960,069
	Davita, Inc.
	47,516,567	Term Loan, 7.43%, Maturing October 5, 2012	47,807,179
	DJ Orthopedics, LLC
	2,515,607	Term Loan, 6.88%, Maturing April 7, 2013	2,512,463

See notes to financial statements

26

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Healthcare (continued)
Encore Medical IHC, Inc.
	$7,952,608	Term Loan, 8.30%, Maturing October 4, 2010	$7,972,489
FGX International, Inc.
	4,000,000	Term Loan, 9.39%, Maturing December 12, 2012	3,980,000
FHC Health Systems, Inc.
	2,000,000	Term Loan, 11.49%, Maturing June 27, 2008	2,075,000
	2,321,429	Term Loan, 11.40%, Maturing December 18, 2009	2,408,482
	1,625,000	Term Loan, 13.40%, Maturing December 18, 2009	1,685,937
	3,250,000	Term Loan, 14.40%, Maturing February 7, 2011	3,371,875
		Fresenius Medical Care Holdings
	26,564,006	Term Loan, 6.75%, Maturing March 31, 2013	26,433,019
Hanger Orthopedic Group, Inc.
	5,461,313	Term Loan, 7.87%, Maturing May 26, 2011	5,487,483
HealthSouth Corp.
	17,456,250	Term Loan, 8.62%, Maturing March 10, 2013	17,548,384
Iasis Healthcare, LLC
	12,864,299	Term Loan, 7.62%, Maturing June 16, 2011	12,944,701
Kinetic Concepts, Inc.
	7,771,163	Term Loan, 7.12%, Maturing August 11, 2010	7,793,024
Leiner Health Products, Inc.
	8,162,125	Term Loan, 8.88%, Maturing May 27, 2011	8,209,735
Lifecare Holdings, Inc.
	9,157,500	Term Loan, 7.57%, Maturing August 11, 2012	8,459,241
Lifepoint Hospitals, Inc.
	31,523,355	Term Loan, 6.95%, Maturing April 15, 2012	31,420,904
Magellan Health Services, Inc.
	3,679,054	Term Loan, 5.20%, Maturing August 15, 2008	3,688,252
	3,219,172	Term Loan, 7.17%, Maturing August 15, 2008	3,227,220
Matria Healthcare, Inc.
	3,330,892	Term Loan, 7.63%, Maturing January 19, 2012	3,341,301
Medcath Holdings Corp.
	1,517,702	Term Loan, 7.86%, Maturing June 30, 2011	1,519,125
Moon Acquisition Co. AB
EUR	3,054,298	Term Loan, 5.88%, Maturing November 4, 2013	3,950,659
EUR	2,242,000	Term Loan, 6.38%, Maturing November 4, 2014	2,913,503
Multiplan Merger Corp.
	4,640,588	Term Loan, 7.85%, Maturing April 12, 2013	4,652,190
National Mentor Holdings, Inc.
	484,400	Term Loan, 5.32%, Maturing June 29, 2013	486,822
	8,145,186	Term Loan, 7.87%, Maturing June 29, 2013	8,185,912
P&F Capital S.A.R.L.
EUR	836,893	Term Loan, 5.63%, Maturing February 21, 2014	1,084,025
EUR	500,938	Term Loan, 5.63%, Maturing February 21, 2014	648,863
EUR	401,974	Term Loan, 5.63%, Maturing February 21, 2014	520,676
EUR	260,194	Term Loan, 6.13%, Maturing February 21, 2014	337,028

Principal Amount		Borrower/Tranche Description	Value
Healthcare (continued)
EUR	378,378	Term Loan, 6.13%, Maturing February 21, 2015	$492,150
EUR	140,541	Term Loan, 6.13%, Maturing February 21, 2015	182,798
EUR	291,892	Term Loan, 6.13%, Maturing February 21, 2015	379,658
EUR	1,189,189	Term Loan, 6.13%, Maturing February 21, 2015	1,546,756
PER-SE Technologies, Inc.
	8,991,954	Term Loan, 7.57%, Maturing January 6, 2013	9,045,348
Renal Advantage, Inc.
	2,327,221	Term Loan, 7.89%, Maturing October 5, 2012	2,346,130
Select Medical Holding Corp.
	9,800,750	Term Loan, 7.15%, Maturing February 24, 2012	9,631,079
Sirona Dental Systems GmbH
EUR	1,500,000	Term Loan, 5.85%, Maturing June 30, 2013	1,937,773
Sunrise Medical Holdings, Inc.
	8,236,913	Term Loan, 8.89%, Maturing May 13, 2010	8,216,321
Talecris Biotherapeutics, Inc.
	7,520,475	Term Loan, 8.64%, Maturing March 31, 2010	7,558,077
	1,531,250	Term Loan, 8.89%, Maturing May 31, 2010	1,531,250
Vanguard Health Holding Co., LLC
	14,948,278	Term Loan, 7.87%, Maturing September 23, 2011	14,980,985
Ventiv Health, Inc.
	3,441,429	Term Loan, 6.87%, Maturing October 5, 2011	3,430,674
VWR International, Inc.
EUR	2,424,905	Term Loan, 6.28%, Maturing April 7, 2011	3,124,688
	10,198,914	Term Loan, 7.63%, Maturing April 7, 2011	10,227,604
			$425,555,905
Home Furnishings — 1.2%
Interline Brands, Inc.
	$6,039,212	Term Loan, 7.11%, Maturing June 23, 2013	$6,050,535
	7,850,976	Term Loan, 7.12%, Maturing June 23, 2013	7,865,696
Knoll, Inc.
	9,009,340	Term Loan, 7.12%, Maturing October 3, 2012	9,062,837
National Bedding Co., LLC
	6,594,037	Term Loan, 7.39%, Maturing August 31, 2011	6,622,886
	1,500,000	Term Loan, 10.37%, Maturing August 31, 2012	1,514,062
Oreck Corp.
	4,277,960	Term Loan, 8.12%, Maturing February 2, 2012	4,281,972
Sanitec, Ltd. Oy
EUR	4,478,261	Term Loan, 5.89%, Maturing April 7, 2013	5,688,678
EUR	4,478,261	Term Loan, 6.39%, Maturing April 7, 2014	5,714,828
Sealy Mattress Co.
	5,000,000	Revolving Loan, 0.00%, Maturing April 6, 2012(2)	4,925,000
	12,125,000	Term Loan, 7.37%, Maturing August 25, 2012	12,125,000

See notes to financial statements

27

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Home Furnishings (continued)
Simmons Co.
	$21,880,243	Term Loan, 7.17%, Maturing December 19, 2011	$22,047,758
			$85,899,252
Industrial Equipment — 1.6%
Aearo Technologies, Inc.
	$6,268,500	Term Loan, 7.87%, Maturing March 22, 2013	$6,328,571
Alliance Laundry Holdings, LLC
	3,777,766	Term Loan, 7.57%, Maturing January 27, 2012	3,804,921
Colfax Corp.
	2,013,432	Term Loan, 7.38%, Maturing November 30, 2011	2,024,757
EUR	4,962,500	Term Loan, 5.63%, Maturing December 19, 2011	6,357,639
Douglas Dynamics Holdings, Inc.
	4,145,273	Term Loan, 7.12%, Maturing December 16, 2010	4,134,910
Flowserve Corp.
	13,777,287	Term Loan, 6.88%, Maturing August 10, 2012	13,805,268
Gleason Corp.
	5,650,000	Term Loan, 7.91%, Maturing June 30, 2013	5,692,375
GSCP Athena (Finnish) Holdings
EUR	6,108,696	Term Loan, 5.57%, Maturing August 31, 2013	7,833,650
EUR	5,891,304	Term Loan, 6.07%, Maturing August 31, 2014	7,588,296
Heating Finance PLC (Baxi)
EUR	3,253,597	Term Loan, 0.00%, Maturing December 27, 2010(2)	4,137,156
GBP	2,944,670	Term Loan, 7.10%, Maturing December 27, 2010	5,605,691
John Maneely Co.
	2,838,461	Term Loan, 8.37%, Maturing March 24, 2013	2,867,734
MTD Products, Inc.
	10,772,259	Term Loan, 6.88%, Maturing June 1, 2010	10,691,467
Nacco Materials Handling Group, Inc.
	3,561,063	Term Loan, 7.36%, Maturing March 22, 2013	3,556,611
PP Acquisition Corp.
	20,538,819	Term Loan, 8.32%, Maturing November 12, 2011	20,701,425
Prysmian S.R.L.
EUR	2,000,000	Term Loan, 7.88%, Maturing August 22, 2014	2,564,754
EUR	1,400,000	Term Loan, 5.79%, Maturing August 22, 2014	1,795,328
EUR	300,000	Term Loan, 6.29%, Maturing August 22, 2015	386,415
TFS Acquisition Corp.
	5,500,000	Term Loan, 8.92%, Maturing August 11, 2013	5,541,250
			$115,418,218
Insurance — 0.8%
ARG Holding, Inc.
	$7,890,375	Term Loan, 8.38%, Maturing November 30, 2011	$7,924,895
	500,000	Term Loan, 12.62%, Maturing November 30, 2012	506,250

	Principal Amount	Borrower/Tranche Description	Value
	Insurance (continued)
	CCC Information Services Group
	$5,275,000	Term Loan, 7.87%, Maturing February 10, 2013	$5,304,672
	Conseco, Inc.
	21,450,000	Term Loan, 7.32%, Maturing September 25, 2013	21,530,437
	Hilb, Rogal & Hobbs Co.
	5,671,500	Term Loan, 6.87%, Maturing April 26, 2013	5,673,865
	U.S.I. Holdings Corp.
	1,737,500	Term Loan, 0.00%, Maturing March 24, 2011(2)	1,746,187
	16,924,312	Term Loan, 7.69%, Maturing March 24, 2011	17,008,933
			$59,695,239
	Leisure Goods / Activities / Movies — 5.1%
	24 Hour Fitness Worldwide, Inc.
	$11,472,350	Term Loan, 7.99%, Maturing June 2, 2012	$11,558,393
	Alliance Atlantis Communications, Inc.
	6,502,970	Term Loan, 6.87%, Maturing December 31, 2011	6,509,746
	Alpha D2, Ltd.
	40,355,828	Term Loan, 7.33%, Maturing December 31, 2007	40,406,273
	AMC Entertainment, Inc.
	15,368,912	Term Loan, 7.45%, Maturing January 26, 2013	15,510,199
	AMF Bowling Worldwide, Inc.
	3,513,711	Term Loan, 8.43%, Maturing August 27, 2009	3,542,260
	Bombardier Recreational Product
	15,800,000	Term Loan, 8.13%, Maturing June 28, 2013	15,800,000
	Butterfly Wendel US, Inc.
	1,237,500	Term Loan, 8.15%, Maturing June 22, 2013	1,254,709
	1,237,500	Term Loan, 7.90%, Maturing June 22, 2014	1,248,521
	Carmike Cinemas, Inc.
	6,726,411	Term Loan, 8.64%, Maturing May 19, 2012	6,804,888
	9,383,031	Term Loan, 8.65%, Maturing May 19, 2012	9,484,678
	Cedar Fair, L.P.
	4,987,500	Term Loan, 7.82%, Maturing August 31, 2011	5,015,555
	19,201,875	Term Loan, 7.87%, Maturing August 30, 2012	19,434,390
	Cinemark, Inc.
	29,450,000	Term Loan, 7.32%, Maturing October 5, 2013	29,668,578
	Corleone Capital, Ltd.
GBP	697,341	Term Loan, 6.82%, Maturing November 30, 2011	1,322,798
GBP	772,711	Term Loan, 7.57%, Maturing November 30, 2012	1,474,059
	Dave & Buster's, Inc.
	1,490,006	Term Loan, 7.88%, Maturing March 8, 2013	1,501,181
	1,496,250	Term Loan, 7.94%, Maturing March 8, 2013	1,507,472
	Deluxe Entertainment Services
	3,900,000	Term Loan, 5.27%, Maturing January 28, 2011	3,841,500
	3,227,249	Term Loan, 9.12%, Maturing January 28, 2011	3,260,868

See notes to financial statements

28

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Leisure Goods / Activities / Movies (continued)
	Easton-Bell Sports, Inc.
	$7,064,500	Term Loan, 7.12%, Maturing March 16, 2012	$7,082,161
	Fender Musical Instruments Co.
	1,966,804	Term Loan, 8.13%, Maturing March 30, 2012	1,979,096
	500,000	Term Loan, 11.38%, Maturing October 1, 2012	505,000
	Lions Gate Entertainment, Inc.
	1,022,500	Revolving Loan, 0.00%, Maturing December 31, 2008(2)	1,007,162
	Metro-Goldwyn-Mayer Holdings, Inc.
	3,882,784	Term Loan, 8.62%, Maturing April 8, 2011	3,838,023
	64,500,900	Term Loan, 8.62%, Maturing April 8, 2012	63,781,005
	Regal Cinemas Corp.
	32,500,000	Term Loan, 7.12%, Maturing November 10, 2010	32,491,290
	Six Flags Theme Parks, Inc.
	3,275,000	Revolving Loan, 8.57%, Maturing June 30, 2008(2)	3,258,625
	25,517,824	Term Loan, 8.66%, Maturing June 30, 2009	25,830,826
	Southwest Sports Group, LLC
	9,500,000	Term Loan, 7.88%, Maturing December 22, 2010	9,502,973
	Universal City Development Partners, Ltd.
	18,996,088	Term Loan, 7.39%, Maturing June 9, 2011	19,079,196
	WMG Acquisition Corp.
	4,390,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	4,270,372
	29,923,260	Term Loan, 7.37%, Maturing February 28, 2011	30,071,022
			$381,842,819
	Lodging and Casinos — 3.7%
	Ameristar Casinos, Inc.
	$8,138,500	Term Loan, 6.90%, Maturing November 10, 2012	$8,148,673
	Aztar Corp.
	1,955,000	Term Loan, 6.82%, Maturing July 27, 2009	1,955,000
	Bally Technologies, Inc.
	15,460,019	Term Loan, 9.33%, Maturing September 4, 2009	15,514,778
	Boyd Gaming Corp.
	25,899,261	Term Loan, 6.87%, Maturing June 30, 2011	25,938,110
	CCM Merger, Inc.
	11,072,406	Term Loan, 7.38%, Maturing April 25, 2012	11,077,942
	Choctaw Resort Development Enterprise
	3,845,183	Term Loan, 7.12%, Maturing January 4, 2011	3,849,989
	Columbia Entertainment Co.
	3,129,107	Term Loan, 7.82%, Maturing October 24, 2011	3,144,753
	Fairmont Hotels and Resorts, Inc.
	6,358,471	Term Loan, 8.57%, Maturing May 12, 2011	6,414,107
	Gala Electric Casinos, Ltd.
GBP	5,000,000	Term Loan, 7.30%, Maturing December 12, 2012(2)	9,554,130
GBP	13,498,333	Term Loan, 7.55%, Maturing December 12, 2014	25,991,922
GBP	12,498,333	Term Loan, 8.05%, Maturing December 12, 2014	24,168,715

	Principal Amount	Borrower/Tranche Description	Value
	Lodging and Casinos (continued)
	Globalcash Access, LLC
	$2,989,729	Term Loan, 9.00%, Maturing March 10, 2010	$2,989,729
	Green Valley Ranch Gaming, LLC
	2,967,263	Term Loan, 7.37%, Maturing December 24, 2010	2,972,827
	Herbst Gaming, Inc.
	3,181,550	Term Loan, 7.37%, Maturing January 31, 2011	3,186,523
	Isle of Capri Casinos, Inc.
	4,937,500	Term Loan, 7.12%, Maturing February 4, 2012	4,956,016
	15,599,044	Term Loan, 7.18%, Maturing February 4, 2012	15,657,540
	Penn National Gaming, Inc.
	47,593,920	Term Loan, 7.13%, Maturing October 3, 2012	47,903,281
	Pinnacle Entertainment, Inc.
	7,500,000	Term Loan, 7.32%, Maturing December 14, 2011	7,529,063
	Trump Entertainment Resorts Holdings, L.P.
	5,406,563	Term Loan, 0.00%, Maturing May 20, 2012(2)	5,453,026
	5,406,563	Term Loan, 8.03%, Maturing May 20, 2012	5,453,026
	Venetian Casino Resort, LLC
	32,347,836	Term Loan, 7.12%, Maturing June 15, 2011	32,464,093
	VML US Finance, LLC
	3,333,333	Term Loan, 0.00%, Maturing May 25, 2012(2)	3,331,943
	6,666,667	Term Loan, 8.12%, Maturing May 25, 2013	6,718,227
			$274,373,413
	Nonferrous Metals / Minerals — 1.6%
	Almatis Holdings 5 BV
EUR	1,007,336	Term Loan, 5.74%, Maturing December 21, 2013	$1,303,874
	1,000,000	Term Loan, 8.12%, Maturing December 21, 2013	1,013,672
EUR	1,007,336	Term Loan, 6.24%, Maturing December 21, 2014	1,309,017
	1,000,000	Term Loan, 8.62%, Maturing December 21, 2014	1,018,203
	Alpha Natural Resources, LLC
	9,235,237	Term Loan, 7.12%, Maturing October 26, 2012	9,259,766
	Carmeuse Lime, Inc.
	6,958,479	Term Loan, 7.19%, Maturing May 2, 2011	6,958,479
	CII Carbon, LLC
	3,604,375	Term Loan, 7.44%, Maturing August 23, 2012	3,613,386
	Compass Minerals Group, Inc.
	7,402,870	Term Loan, 6.88%, Maturing December 22, 2012	7,414,441
		Magnum Coal Co.
	1,375,000	Term Loan, 8.57%, Maturing March 21, 2013	1,380,156
	13,681,250	Term Loan, 8.62%, Maturing March 21, 2013	13,732,555
	Murray Energy Corp.
	10,795,600	Term Loan, 8.40%, Maturing January 28, 2010	10,903,556
	Novelis, Inc.
	20,364,070	Term Loan, 7.72%, Maturing January 9, 2012	20,454,527

See notes to financial statements

29

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals (continued)
Severstal North America, Inc.
$15,200,000	Revolving Loan, 0.00%, Maturing April 7, 2007(2)	$15,124,000
Stillwater Mining Co.
4,360,000	Revolving Loan, 5.32%, Maturing June 30, 2007(2)	4,430,850
5,692,413	Term Loan, 7.63%, Maturing June 30, 2007	5,720,875
Tube City IMS Corp.
15,401,863	Term Loan, 8.12%, Maturing December 31, 2010	15,459,620
3,000,000	Term Loan, 11.37%, Maturing October 26, 2011	3,007,500
		$122,104,477
Oil and Gas — 2.4%
Cavallo Energy L.P.
$20,781,250	Revolving Loan, 6.81%, Maturing October 5, 2010(2)	$20,755,273
2,127,604	Term Loan, 8.32%, Maturing December 5, 2010	2,126,274
Citgo Petroleum Corp.
8,052,264	Term Loan, 6.68%, Maturing November 15, 2012	8,064,004
Coffeyville Resources, LLC
1,600,000	Term Loan, 5.27%, Maturing July 8, 2011	1,611,798
2,370,150	Term Loan, 7.63%, Maturing July 8, 2012	2,387,627
Concho Resources, Inc.
17,181,938	Term Loan, 9.37%, Maturing July 6, 2011(4)	17,128,673
El Paso Corp.
10,960,000	Term Loan, 5.33%, Maturing July 31, 2011	11,047,088
Epco Holdings, Inc.
4,333,334	Revolving Loan, 7.07%, Maturing August 18, 2008(2)	4,279,167
7,506,760	Term Loan, 7.13%, Maturing August 18, 2008	7,527,877
10,063,450	Term Loan, 7.37%, Maturing August 18, 2010	10,132,636
Key Energy Services, Inc.
9,851,303	Term Loan, 9.19%, Maturing June 30, 2012	9,911,337
LB Pacific, L.P.
7,968,650	Term Loan, 8.07%, Maturing March 3, 2012	7,988,572
Niska Gas Storage
1,321,515	Term Loan, 0.00%, Maturing May 12, 2013(2)	1,323,167
1,887,879	Term Loan, 7.14%, Maturing May 13, 2011	1,890,239
1,972,361	Term Loan, 7.16%, Maturing May 12, 2013	1,972,054
10,333,777	Term Loan, 7.17%, Maturing May 12, 2013	10,332,164
Petroleum Geo-Services ASA
4,049,951	Term Loan, 7.61%, Maturing December 16, 2012	4,081,844
Primary Natural Resources, Inc.
13,382,750	Term Loan, 9.35%, Maturing July 28, 2010(4)	13,341,263
Targa Resources, Inc.
11,750,000	Term Loan, 7.62%, Maturing October 31, 2007	11,766,521
3,434,480	Term Loan, 7.62%, Maturing October 31, 2012	3,455,946
19,333,381	Term Loan, 7.63%, Maturing October 31, 2012	19,454,214

	Principal Amount	Borrower/Tranche Description	Value
	Oil and Gas (continued)
	W&T Offshore, Inc.
	$10,850,000	Term Loan, 7.65%, Maturing May 26, 2010	$10,924,594
			$181,502,332
	Publishing — 4.9%
	American Media Operations, Inc.
	$23,000,000	Term Loan, 8.37%, Maturing January 31, 2013	$23,170,108
	Black Press US Partnership
	4,550,000	Term Loan, 7.50%, Maturing August 2, 2013	4,584,125
	CBD Media, LLC
	7,452,219	Term Loan, 7.70%, Maturing December 31, 2009	7,514,318
	Dex Media East, LLC
	8,980,144	Term Loan, 6.92%, Maturing May 8, 2009	8,963,306
	Dex Media West, LLC
	15,207,322	Term Loan, 6.88%, Maturing March 9, 2010	15,168,437
	2,450,015	Term Loan, 6.91%, Maturing September 9, 2010	2,445,115
	Gatehouse Media Operating, Inc.
	13,680,789	Term Loan, 7.57%, Maturing June 6, 2013	13,714,991
	Hanley-Wood, LLC
	984,132	Term Loan, 7.61%, Maturing August 1, 2012	984,748
	8,239,414	Term Loan, 7.69%, Maturing August 1, 2012	8,244,564
	Medianews Group, Inc.
	12,163,805	Term Loan, 6.57%, Maturing December 30, 2010	12,039,637
	7,655,813	Term Loan, 7.07%, Maturing August 2, 2013	7,670,167
	Merrill Communications, LLC
	16,534,006	Term Loan, 7.59%, Maturing May 15, 2011	16,596,008
	Nebraska Book Co., Inc.
	11,142,790	Term Loan, 7.88%, Maturing March 4, 2011	11,191,539
	Newspaper Holdings, Inc.
	2,500,000	Term Loan, 6.69%, Maturing August 24, 2011	2,493,750
	16,050,000	Term Loan, 6.94%, Maturing August 24, 2012	15,989,813
	Philadelphia Newspapers, LLC
	6,334,125	Term Loan, 8.12%, Maturing June 29, 2013	6,310,372
	R.H. Donnelley Corp.
	999,946	Term Loan, 6.62%, Maturing December 31, 2009	992,715
	39,958,852	Term Loan, 6.89%, Maturing June 30, 2011	39,845,090
	10,420,455	Term Loan, 6.89%, Maturing June 30, 2011	10,402,104
	Retos Cartera, SA
EUR	1,000,000	Term Loan, 5.07%, Maturing March 15, 2013	1,288,316
EUR	1,000,000	Term Loan, 6.28%, Maturing March 15, 2014	1,292,304
	Seat Pagine Gialle Spa
EUR	16,090,393	Term Loan, 5.88%, Maturing May 25, 2012	20,726,776
	SGS International, Inc.
	4,000,000	Term Loan, 0.00%, Maturing December 30, 2011(2)	4,022,500
	1,215,813	Term Loan, 8.06%, Maturing December 30, 2011	1,222,651

See notes to financial statements

30

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount		Borrower/Tranche Description	Value
Publishing (continued)
Siegwerk Druckfarben AG
EUR	2,598,750	Term Loan, 6.24%, Maturing September 8, 2013	$3,349,049
EUR	2,624,814	Term Loan, 6.92%, Maturing September 8, 2014	3,397,295
Source Media, Inc.
	13,128,877	Term Loan, 7.61%, Maturing November 8, 2011	13,202,727
SP Newsprint Co.
	8,463,065	Term Loan, 5.32%, Maturing January 9, 2010	8,505,380
	989,114	Term Loan, 8.48%, Maturing January 9, 2010	994,060
Springer Science+Business Media
	2,790,582	Term Loan, 7.62%, Maturing May 5, 2010	2,797,558
EUR	1,399,585	Term Loan, 5.63%, Maturing May 5, 2011	1,804,473
	3,097,232	Term Loan, 7.99%, Maturing May 5, 2011	3,124,011
EUR	1,210,414	Term Loan, 6.00%, Maturing May 5, 2012	1,567,788
	6,452,567	Term Loan, 8.37%, Maturing May 5, 2012	6,542,662
Sun Media Corp.
	9,047,123	Term Loan, 7.13%, Maturing February 7, 2009	9,067,859
Thomas Nelson, Inc.
	1,995,000	Term Loan, 7.60%, Maturing June 12, 2012	2,002,481
World Directories ACQI Corp.
EUR	1,500,000	Term Loan, 6.01%, Maturing November 29, 2012	1,927,517
EUR	7,006,198	Term Loan, 6.51%, Maturing November 29, 2013	9,041,361
Xsys US, Inc.
EUR	2,750,000	Term Loan, 6.06%, Maturing September 27, 2013	3,532,998
	7,701,575	Term Loan, 7.87%, Maturing September 27, 2013	7,752,120
EUR	2,750,000	Term Loan, 6.56%, Maturing September 27, 2014	3,550,548
	7,866,565	Term Loan, 8.37%, Maturing September 27, 2014	7,957,526
YBR Acquisition BV
EUR	1,250,000	Term Loan, 5.74%, Maturing June 30, 2013	1,618,771
EUR	6,000,000	Term Loan, 5.78%, Maturing June 30, 2013	7,770,100
EUR	7,250,000	Term Loan, 6.24%, Maturing June 30, 2014	9,425,422
Yell Group, PLC
	21,025,000	Term Loan, 7.32%, Maturing October 27, 2012	21,150,498
			$366,955,658
Radio and Television — 4.4%
Adams Outdoor Advertising, L.P.
	$16,972,119	Term Loan, 7.13%, Maturing November 18, 2012	$17,019,861
ALM Media Holdings, Inc.
	7,869,028	Term Loan, 7.87%, Maturing March 4, 2010	7,876,409
Block Communications, Inc.
	7,051,737	Term Loan, 7.37%, Maturing December 22, 2011	7,073,774
Cequel Communications, LLC
	37,850,000	Term Loan, 7.62%, Maturing November 5, 2013	37,826,344

	Principal Amount	Borrower/Tranche Description	Value
	Radio and Television (continued)
	CMP Susquehanna Corp.
	$2,000,000	Term Loan, 0.00%, Maturing May 5, 2011(2)	$1,900,000
	13,620,087	Term Loan, 7.40%, Maturing May 5, 2013	13,658,400
	Cumulus Media, Inc.
	11,371,500	Term Loan, 7.45%, Maturing June 7, 2013	11,439,024
	DirecTV Holdings, LLC
	15,558,231	Term Loan, 6.82%, Maturing April 13, 2013	15,581,210
	Emmis Operating Co.
	7,800,000	Term Loan, 9.00%, Maturing November 10, 2011	7,818,104
	Entravision Communications Corp.
	8,963,500	Term Loan, 6.87%, Maturing September 29, 2013	8,970,034
	Gray Television, Inc.
	8,064,062	Term Loan, 6.88%, Maturing November 22, 2012	8,060,465
	HEI Acquisition, LLC
	5,425,000	Term Loan, 8.38%, Maturing December 31, 2011	5,425,000
	HIT Entertainment, Inc.
	841,500	Term Loan, 7.62%, Maturing March 20, 2012	844,656
	Intelsat Subsuduary Holding Co.
	7,825,000	Term Loan, 7.62%, Maturing July 3, 2013	7,884,908
	NEP Supershooters, L.P.
	2,888,645	Term Loan, 8.87%, Maturing February 3, 2011	2,919,336
	4,897,947	Term Loan, 9.42%, Maturing February 3, 2011	4,957,643
	Nexstar Broadcasting, Inc.
	24,647,800	Term Loan, 7.12%, Maturing October 1, 2012	24,593,896
	NextMedia Operating, Inc.
	2,871,000	Term Loan, 7.32%, Maturing November 14, 2012	2,867,770
	P7S1 Holding II S.A.R.L.
EUR	24,000,000	Term Loan, 7.26%, Maturing July 18, 2011	0,766,417
	PanAmSat Corp.
	19,675,000	Term Loan, 7.87%, Maturing January 3, 2014	19,862,188
	Patriot Media and Communications CNJ, Inc.
	488,095	Term Loan, 7.65%, Maturing March 31, 2013	491,527
	Paxson Communications Corp.
	17,925,000	Term Loan, 8.62%, Maturing January 15, 2012	18,249,891
	Raycom TV Broadcasting, LLC
	20,241,115	Term Loan, 6.88%, Maturing August 28, 2013	20,127,259
	SFX Entertainment
	9,974,625	Term Loan, 7.62%, Maturing June 21, 2013	9,980,859
	Spanish Broadcasting System
	12,287,875	Term Loan, 7.12%, Maturing June 10, 2012	12,300,679
	TDF SA
EUR	4,151,899	Term Loan, 5.54%, Maturing March 11, 2013	5,324,267
EUR	4,151,899	Term Loan, 6.42%, Maturing March 11, 2014	5,339,322
EUR	4,661,720	Term Loan, 7.17%, Maturing March 11, 2015	5,999,925

See notes to financial statements

31

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
Young Broadcasting, Inc.
$9,472,688	Term Loan, 8.00%, Maturing November 3, 2012	$9,465,289
		$324,624,457
Rail Industries — 0.5%
Kansas City Southern Railway Co.
$15,162,000	Term Loan, 7.11%, Maturing April 26, 2013	$15,193,582
Railamerica, Inc.
19,967,084	Term Loan, 7.44%, Maturing September 29, 2011	20,073,169
		$35,266,751
Retailers (Except Food and Drug) — 2.5%
Advantage Sales & Marketing, Inc.
$5,273,500	Term Loan, 7.43%, Maturing March 29, 2013	$5,259,219
American Achievement Corp.
6,235,482	Term Loan, 7.68%, Maturing March 25, 2011	6,282,249
Amscan Holdings, Inc.
10,248,500	Term Loan, 8.32%, Maturing December 23, 2012	10,331,769
Coinmach Laundry Corp.
24,999,115	Term Loan, 7.91%, Maturing December 19, 2012	25,227,232
FTD, Inc.
5,037,375	Term Loan, 7.35%, Maturing July 28, 2013	5,059,414
Harbor Freight Tools USA, Inc.
14,416,229	Term Loan, 7.22%, Maturing July 15, 2010	14,421,636
Home Interiors & Gifts, Inc.
3,608,011	Term Loan, 10.39%, Maturing March 31, 2011	2,651,888
Josten's Corp.
4,000,000	Revolving Loan, 7.10%, Maturing October 4, 2009(2)	3,960,000
24,875,233	Term Loan, 7.37%, Maturing October 4, 2011	25,025,529
Mapco Express, Inc.
3,606,958	Term Loan, 8.07%, Maturing April 28, 2011	3,640,773
	Mauser Werke GMBH & Co. KG
8,325,000	Term Loan, 8.10%, Maturing December 3, 2011	8,377,031
Movie Gallery, Inc.
3,089,658	Term Loan, 10.62%, Maturing April 27, 2011	2,898,272
Neiman Marcus Group, Inc.
4,408,228	Term Loan, 7.64%, Maturing April 6, 2013	4,448,180
Oriental Trading Co., Inc.
2,000,000	Term Loan, 11.47%, Maturing January 31, 2014	2,008,334
12,967,500	Term Loan, 8.18%, Maturing July 31, 2013	12,997,222
Pep Boys - Manny, Moe, & Jack, (The)
4,179,000	Term Loan, 8.07%, Maturing January 27, 2011	4,231,238
Petro Stopping Center, L.P.
531,250	Term Loan, 7.88%, Maturing February 9, 2007	533,906

	Principal Amount	Borrower/Tranche Description	Value
	Retailers (Except Food and Drug) (continued)
	Rent-A-Center, Inc.
	$6,583,500	Term Loan, 6.85%, Maturing June 30, 2012	$6,583,500
	Savers, Inc.
	6,200,000	Term Loan, 8.16%, Maturing August 11, 2012	6,242,625
	Shopko Stores, Inc.
	11,802,000	Revolving Loan, 7.00%, Maturing December 28, 2010(2)	11,765,119
	Stewert Enterprises, Inc.
	3,115,849	Term Loan, 7.23%, Maturing November 19, 2011	3,117,796
	Travelcenters of America, Inc.
	23,045,900	Term Loan, 7.11%, Maturing December 1, 2011	23,078,302
			$188,141,234
	Steel — 0.0%
	Gibraltar Industries, Inc.
	$3,367,590	Term Loan, 7.13%, Maturing December 8, 2010	$3,365,485
			$3,365,485
	Surface Transport — 0.5%
	Horizon Lines, LLC
	$5,767,250	Term Loan, 7.62%, Maturing July 7, 2011	$5,794,287
	Laidlaw International, Inc.
	2,587,266	Term Loan, 7.12%, Maturing July 31, 2013	2,610,442
	7,761,797	Term Loan, 7.12%, Maturing July 31, 2013	7,831,327
	Ozburn-Hessey Holding Co., LLC
	3,988,210	Term Loan, 8.78%, Maturing August 9, 2012	3,993,195
	Sirva Worldwide, Inc.
	6,983,153	Term Loan, 11.61%, Maturing December 1, 2010	6,457,238
	Vanguard Car Rental USA
	11,781,000	Term Loan, 8.35%, Maturing June 14, 2013	11,881,139
			$38,567,628
	Telecommunications — 3.3%
	Alaska Communications Systems Holdings, Inc.
	$19,775,000	Term Loan, 7.12%, Maturing February 1, 2012	$19,789,832
	American Cellular Corp.
	3,500,000	Term Loan, 7.63%, Maturing August 7, 2013(2)	3,517,501
	Asurion Corp.
	10,392,988	Term Loan, 8.32%, Maturing July 13, 2012	10,451,448
	BCM Luxembourg, Ltd.
EUR	7,000,000	Term Loan, 5.93%, Maturing September 30, 2014	8,932,717
EUR	7,000,000	Term Loan, 6.31%, Maturing September 30, 2015	8,996,384
	Cellular South, Inc.
	6,905,180	Term Loan, 7.14%, Maturing May 4, 2011	6,911,657

See notes to financial statements

32

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount	Borrower/Tranche Description	Value
	Telecommunications (continued)
	Centennial Cellular Operating Co., LLC
	$4,500,000	Revolving Loan, 0.00%, Maturing February 9, 2010(2)	$4,387,500
	16,147,788	Term Loan, 7.62%, Maturing February 9, 2011	16,289,081
	Cincinnati Bell, Inc.
	4,380,750	Term Loan, 6.93%, Maturing August 31, 2012	4,380,067
	Consolidated Communications, Inc.
	21,847,842	Term Loan, 7.38%, Maturing July 27, 2015	21,916,117
		Crown Castle Operating Co.
	8,977,500	Term Loan, 7.65%, Maturing June 1, 2014	9,022,388
	Epicor Software Corp.
	2,487,500	Term Loan, 7.83%, Maturing March 30, 2012	2,498,383
	Fairpoint Communications, Inc.
	21,785,000	Term Loan, 7.13%, Maturing February 8, 2012	21,776,482
	Hawaiian Telcom Communications, Inc.
	1,450,000	Term Loan, 7.62%, Maturing October 31, 2011	1,448,188
	5,152,000	Term Loan, 7.62%, Maturing October 31, 2012	5,168,100
	Iowa Telecommunications Services
	9,998,000	Term Loan, 7.12%, Maturing November 23, 2011	10,020,915
	Madison River Capital, LLC
	3,625,143	Term Loan, 7.62%, Maturing July 29, 2012	3,647,234
	NTelos, Inc.
	13,157,325	Term Loan, 7.57%, Maturing August 24, 2011	13,216,533
	Stratos Global Corp.
	7,575,000	Term Loan, 8.11%, Maturing February 13, 2012	7,581,310
	Syniverse Holdings, Inc.
	3,374,461	Term Loan, 7.37%, Maturing February 15, 2012	3,382,897
	TDC AS (Nordic Telephone Company)
EUR	3,000,000	Term Loan, 5.54%, Maturing January 30, 2014	3,866,544
EUR	3,000,000	Term Loan, 6.04%, Maturing January 30, 2015	3,882,818
	Triton PCS, Inc.
	14,949,636	Term Loan, 8.57%, Maturing November 18, 2009	15,092,899
	Westcom Corp.
	4,058,202	Term Loan, 8.29%, Maturing December 17, 2010	4,065,811
	Windstream Corp.
	34,300,000	Term Loan, 7.12%, Maturing July 17, 2013	34,520,515
	Winstar Communications, Inc.
	127,026	DIP Loan, 10.25%, Maturing December 31, 2006(3)	176,883
			$244,940,204
	Utilities — 2.5%
	Astoria Generating Co.
	$681,049	Term Loan, 7.32%, Maturing February 23, 2011	$686,423
	3,455,930	Term Loan, 7.39%, Maturing February 23, 2013	3,483,201

Principal Amount	Borrower/Tranche Description	Value
Utilities (continued)
BRSP, LLC
$15,175,000	Term Loan, 8.58%, Maturing July 13, 2009	$15,250,875
Calpine Corp.
7,350,000	DIP Revolving Loan, 0.00%, Maturing February 27, 2008(2)	7,304,063
2,880,969	DIP Loan, 7.62%, Maturing February 27, 2008	2,900,055
7,275,000	DIP Loan, 9.37%, Maturing February 27, 2008	7,417,466
Cellnet Technology, Inc.
3,822,633	Term Loan, 8.37%, Maturing April 26, 2012	3,856,081
Cogentrix Delaware Holdings, Inc.
8,057,380	Term Loan, 6.87%, Maturing April 14, 2012	8,076,686
Covanta Energy Corp.
6,790,244	Term Loan, 5.37%, Maturing June 24, 2012	6,855,315
997,500	Term Loan, 7.62%, Maturing June 24, 2012	997,500
4,853,735	Term Loan, 7.62%, Maturing May 27, 2013	4,900,248
KGen, LLC
5,646,000	Term Loan, 7.99%, Maturing August 5, 2011	5,667,173
La Paloma Generating Co., LLC
616,677	Term Loan, 7.07%, Maturing August 16, 2012	615,135
3,820,773	Term Loan, 7.12%, Maturing August 16, 2012	3,811,221
LSP General Finance Co., LLC
9,743,449	Term Loan, 7.12%, Maturing May 6, 2013	9,745,475
Mirant North America, LLC.
7,741,500	Term Loan, 7.07%, Maturing January 3, 2013	7,744,264
NRG Energy, Inc.
69,740,750	Term Loan, 7.37%, Maturing February 1, 2013	70,183,903
Pike Electric, Inc.
3,969,263	Term Loan, 6.88%, Maturing July 2, 2012	3,970,088
3,018,039	Term Loan, 6.88%, Maturing December 10, 2012	3,018,667
Reliant Energy, Inc.
10,000,000	Revolving Loan, 0.00%, Maturing April 30, 2008(2)	9,905,000
Vulcan Energy Corp.
10,926,847	Term Loan, 6.90%, Maturing July 23, 2010	10,947,335
		$187,336,174
Total Senior Floating Rate Interests (identified cost $7,301,619,958)		$7,335,035,567

See notes to financial statements

33

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

	Corporate Bonds & Notes — 1.0%
	Principal Amount (000's omitted)	Security	Value
	Cable and Satellite Television — 0.2%
	Iesy Hessen & ISH NRW, Variable Rate
EUR	13,500	6.429%, 4/15/13	$17,036,879
			$17,036,879
	Electronics / Electrical — 0.1%
	NXP BV / NXP Funding LLC, Variable Rate
	$6,300	8.118%, 10/15/13(5)	$6,386,625
			$6,386,625
	Financial Intermediaries — 0.4%
	Alzette, Variable Rate
	$1,180	8.636%, 12/15/20(5)	$1,213,925
	Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
	1,140	7.35%, 2/24/19(5)	1,146,892
	Babson Ltd., 2005-1A, Class C1, Variable Rate
	1,500	7.324%, 4/15/19(5)	1,524,010
	Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
	1,500	7.424%, 1/15/19(5)	1,527,758
	Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
	1,500	7.854%, 8/11/16(5)	1,525,145
	Centurion CDO 8 Ltd., Series 2005-8A, Class D, Variable Rate
	1,000	10.89%, 3/8/17	1,055,867
	Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, Variable Rate
	2,000	7.324%, 1/15/18(5)	2,019,226
	Sonata Securities S.A., Series 2006-5
	7,000	8.999%, 6/27/07	7,049,700
	Sonata Securities S.A., Series 2006-6
	10,000	8.999%, 6/27/07	10,069,100
			$27,131,623
	Radio and Television — 0.0%
	Paxson Communications Corp., Variable Rate
	$3,000	8.624%, 1/15/12(5)	$3,048,750
			$3,048,750
	Real Estate — 0.1%
	Assemblies of God, Variable Rate
	$9,916	7.555%, 6/15/29(5)	$9,916,478
			$9,916,478

Principal Amount (000's omitted)	Security	Value
Telecommunications — 0.2%
Qwest Corp., Sr. Notes, Variable Rate
$5,850	8.64%, 6/15/13(5)	$6,332,625
Rogers Wireless, Inc., Variable Rate
6,589	8.515%, 12/15/10	6,745,489
		$13,078,114
Total Corporate Bonds & Notes (identified cost $74,967,174)		$76,598,469
Common Stocks — 0.1%
Shares	Security	Value
105,145	Hayes Lemmerz International(6)	$225,010
86,020	Maxim Crane Works, L.P.(6)	4,053,673
Total Common Stocks (identified cost $2,549,911)		$4,278,683
Preferred Stocks — 0.0%
Shares	Security	Value
350	Hayes Lemmerz International(4)(6)(7)	$3,236
Total Preferred Stocks (identified cost $17,500)		$3,236
Closed-End Investment Companies — 0.0%
Shares	Security	Value
4,000	Pioneer Floating Rate Trust	$76,080
Total Closed-End Investment Companies (identified cost $72,148)		$76,080
Short-Term Investments — 2.8%

Principal Amount	Maturity Date	Borrower	Rate	Amount
$67,587,000	11/01/06	Abbey National North America LLC, Commercial Paper	5.31%	$67,587,000
142,465,000	11/01/06	HSBC Finance Corp., Commercial Paper	5.31%	142,465,000
Total Short-Term Investments (at amortized cost $210,052,000)				$210,052,000

See notes to financial statements

34

Floating Rate Portfolio as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Amount
Total Investments — 102.6% (identified cost $7,589,278,691)	$7,626,044,035
Less Unfunded Loan Commitments — (3.7)%	$(277,946,866)
Net Investments — 98.9% (identified cost $7,311,331,825)	$7,348,097,169
Other Assets, Less Liabilities — 1.1%	$82,395,970
Net Assets — 100.0%	$7,430,493,139

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the
London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Defaulted security. Currently the issuer is in default with respect to interest payments.

(4)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the aggregate value of the securities is $34,641,434 or 0.5% of the Portfolio's net assets.

(6)  Non-income producing security.

(7)  Restricted security.

See notes to financial statements

35

Floating Rate Portfolio as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $7,311,331,825)	$7,348,097,169
Cash	28,339,272
Foregn currency, at value (identified cost, $17,947)	17,576
Receivable for investments sold	5,105,400
Interest and dividends receivable	54,414,214
Receivable for open swap contracts	1,494,324
Prepaid expenses	676,600
Total assets	$7,438,144,555
Liabilities
Payable for open forward foreign currency contracts	$4,084,652
Payable to affiliate for investment advisory fees	3,197,568
Payable to affiliate for Trustees' fees	2,533
Accrued expenses	366,663
Total liabilities	$7,651,416
Net Assets applicable to investors' interest in Portfolio	$7,430,493,139
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$7,396,708,123
Net unrealized appreciation (computed on the basis of identified cost)	33,785,016
Total	$7,430,493,139

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest	$490,026,227
Dividends	6,574
Total investment income	$490,032,801
Expenses
Investment adviser fee	$35,804,388
Trustees' fees and expenses	30,804
Custodian fee	975,491
Legal and accounting services	816,329
Miscellaneous	725,288
Total expenses	$38,352,300
Deduct — Reduction of custodian fee	$130,282
Total expense reductions	$130,282
Net expenses	$38,222,018
Net investment income	$451,810,783
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(2,465,912)
Swap contracts	1,411,162
Foreign currency and forward foreign currency exchange contract transactions	(21,129,036)
Net realized loss	$(22,183,786)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$7,061,625
Swap contracts	1,255,356
Foreign currency and forward foreign currency exchange contracts	(8,347,803)
Net change in unrealized appreciation (depreciation)	$(30,822)
Net realized and unrealized loss	$(22,214,608)
Net increase in net assets from operations	$429,596,175

See notes to financial statements

36

Floating Rate Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$451,810,783	$286,479,439
Net realized loss from investment transactions, swap contracts, foreign currency, and forward foreign currency exchange contract transactions	(22,183,786)	(6,260,828)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency, and forward foreign currency exchange contracts	(30,822)	5,235,160
Net increase in net assets from operations	$429,596,175	$285,453,771
Capital transactions — Contributions	$2,989,478,752	$2,972,303,225
Withdrawals	(2,494,639,771)	(2,141,337,314)
Net increase in net assets from capital transactions	$494,838,981	$830,965,911
Net increase in net assets	$924,435,156	$1,116,419,682
Net Assets
At beginning of year	$6,506,057,983	$5,389,638,301
At end of year	$7,430,493,139	$6,506,057,983

See notes to financial statements

37

Floating Rate Portfolio as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Year Ended October 31,
	2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction	0.54%	0.54%	0.56%	0.61%	0.62%
Expenses after custodian fee reduction	0.54%	0.54%	0.56%	0.61%	0.62%
Net investment income	6.44%	4.68%	3.27%	4.05%	4.72%
Portfolio Turnover	50%	57%	67%	64%	76%
Total Return	6.36%	4.77%	3.93%	6.91%	2.19%
Net assets, end of year (000's omitted)	$7,430,493	$6,506,058	$5,389,638	$2,217,874	$1,326,128

See notes to financial statements

38

Floating Rate Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Portfolio was organized as a trust under the laws of the State of New York on June 19, 2000. The Portfolio's investment objective is to provide a high level of current income. The Portfolio normally primarily invests in interests of senior floating rate loans. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2006, the Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Medallion Floating-Rate Income Fund, Eaton Vance Strategic Income Fund, Eaton Vance Diversified Income Fund, Eaton Vance Medallion Strategic Income Fund and Eaton Vance Low Duration Fund held an approximate 66.9%, 22.3%, 3.8%, 3.7%, 1.4%, 0.5% and 0.1% interest in the Portfolio, respectively. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Portfolio's investments are primarily in interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, interests in similar Senior Loans and the market environment, investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair value determinations are made by the portfolio managers of a Trust based on information available to such managers. The portfolio managers of other trusts managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of Floating Rate Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other trusts managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of Floating Rate Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units

39

Floating Rate Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. The value of interest rate swaps will be based on dealer quotations. Short-term obligations which mature in sixty days or less are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Over-the-counter options are valued at the mean between the bid and the asked price provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price. Financial futures contracts listed on the commodity exchanges and options thereon are valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust. Occasionally, events affecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value (unless the Trust deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Trust may rely on an independent fair valuation service in making any such adjustment as to the value of a foreign equity security.

B  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

E  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

G  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements for risk management purposes and not as a speculative investment. Pursuant to these agreements the Portfolio receives quarterly payments at a rate equal to a predetermined three-month London Interbank Offering Rate (LIBOR). In exchange, the Portfolio makes semi-annual payments at a predetermined fixed rate of interest. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to

40

Floating Rate Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

credit loss in the event of non-performance by the swap counterparty. The Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

H  Credit Default Swaps — The Portfolio may enter into credit default swap contracts for risk management purposes, including diversification. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S or foreign corporate issuer, on the debt obligation. In return, the Portfolio would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would have made a stream of payments and received no benefit from the contract reducing exposure to the credit by the notional amount of the contract upon default of the referenced debt obligation. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

J  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

K  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

L  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, as compensation for management and investment advisory services rendered to the Portfolio. The fee is equivalent to 0.575% of the Portfolio's average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level. Due to an agreement effective as of March 27, 2006, if the Portfolio's average daily net assets exceed $5 billion but are less than $10 billion the fee is equivalent to 0.480% and if average daily net assets exceed $10 billion the fee is equivalent to 0.460%. For the year ended October 31, 2006, the fee was equivalent to 0.510% of the Portfolio's average net assets for such period and amounted to $35,804,388.

Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investments

The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations

41

Floating Rate Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans for the year ended October 31, 2006 aggregated $4,461,606,319, $2,838,240,323 and $584,362,726, respectively.

4  Line of Credit

The Portfolio participates with other portfolios managed by BMR in a $550 million unsecured line of credit agreement with a group of banks to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at the annual rate of 0.08% of the daily unused portion of the line of credit is allocated among the participating portfolios at the end of each quarter. As of October 31, 2006, the Portfolio had no borrowings outstanding. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2006.

5  Federal Income Tax Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation/depreciation in the value of the investments owned at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate Cost	$7,311,337,977
Gross unrealized appreciation	$60,613,798
Gross unrealized depreciation	(23,854,606)
Net unrealized appreciation	$36,759,192

The net unrealized depreciation on foreign currency, forward foreign currency exchange contracts and swap contracts at October 31, 2006 on a federal income tax basis was $2,980,338.

6  Financial Instruments

The Portfolio may trade in financial instruments with
off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts, forward foreign currency contracts, credit default swaps, and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2006 was as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In exchange for	Net Unrealized Depreciation
11/30/06	Swiss Franc 12,494,538	United States Dollar 10,019,677	$(53,365)
11/30/06	Euro 1,000,000	United States Dollar 1,262,500	(15,775)
11/30/06	Euro 471,533,063	United States Dollar 599,893,793	(2,855,133)
11/30/06	British Pound 1,500,000	United States Dollar 2,816,430	(45,127)
11/30/06	British Pound 98,987,264	United States Dollar 187,729,347	(1,109,152)
			$(4,078,552)
Purchases
Settlement Date	In exchange for	Deliver	Net Unrealized Depreciation
11/30/06	Euro 2,000,000	United States Dollar 2,559,600	$(3,050)
11/30/06	Euro 2,000,000	United States Dollar 2,559,600	(3,050)
			$(6,100)

Credit Default Swaps

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
10,000,000 USD	12/20/2009	Agreement with Lehman Brothers dated 10/28/2004 whereby the Portfolio will receive 2.35% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Crown Americas, Inc.	$257,166
5,000,000 USD	3/20/2010	Agreement with Lehman Brothers dated 12/21/2004 whereby the Portfolio will receive 2.70% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Six Flags Theme Parks.	85,606

42

Floating Rate Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
3,000,000 USD	3/20/2011	Agreement with Lehman Brothers dated 3/3/2005 whereby the Portfolio will receive 1.85% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Syniverse Technologies, Inc.	$4,369
6,500,000 USD	3/20/2010	Agreement with Lehman Brothers dated 3/16/2005 whereby the Portfolio will receive 2.2% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	274,538
3,000,000 USD	6/20/2010	Agreement with Lehman Brothers dated 4/1/2005 whereby the Portfolio will receive 2% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Pinnacle Entertainment, Inc.	41,084
3,000,000 USD	3/20/2010	Agreement with Lehman Brothers dated 5/19/2005 whereby the Portfolio will receive 2.4% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	144,854
3,000,000 USD	6/20/2010	Agreement with Lehman Brothers dated 5/19/2005 whereby the Portfolio will receive 3.25% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Rural Cellular Corp.	44,541

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
3,000,000 USD	6/20/2011	Agreement with Lehman Brothers dated 6/2/2005 whereby the Portfolio will receive 2.3% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Syniverse Technologies, Inc.	$48,080
7,000,000 USD	9/21/2009	Agreement with Lehman Brothers dated 7/9/2005 whereby the Portfolio will receive 2.15% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by CSG Systems, Inc.	118,018
2,000,000 USD	9/20/2010	Agreement with Lehman Brothers dated 7/9/2005 whereby the Portfolio will receive 1.95% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Pinnacle Entertainment, Inc.	23,602
5,000,000 USD	12/20/2010	Agreement with Lehman Brothers dated 10/26/2005 whereby the Portfolio will receive 2.15% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by EPCO Holdings, Inc.	126,030
5,000,000 USD	12/20/2010	Agreement with Lehman Brothers dated 12/3/2005 whereby the Portfolio will receive 2.10% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Avago Technologies, Inc.	120,738

43

Floating Rate Portfolio as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
5,000,000 USD	3/20/2011	Agreement with Lehman Brothers dated 1/6/2006 whereby the Portfolio will receive 1.80% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by The Hertz Corp.	$98,884
5,000,000 USD	9/20/2011	Agreement with Lehman Brothers dated 7/1/2006 whereby the Portfolio will receive 1.95% per year times the notional amount. The Portfolio makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Owens-Illinois, Inc.	106,814

At October 31, 2006, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

8  Restricted Securities

At October 31, 2006, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Restricted Securities

Description	Date of Acquisition	Shares/Face	Cost	Fair Value
Preferred Stocks
Hayes Lemmerz International	6/23/03	350	$17,500	$3,236
			$17,500	$3,236

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

44

Floating Rate Portfolio as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors
of Floating Rate Portfolio:

We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the Portfolio), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2006 by correspondence with the custodian and selling or agent banks; where replies were not received from selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating-Rate Portfolio as of October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

45

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

46

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Floating Rate Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Floating-Rate Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including the fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the experience and abilities of such personnel in analyzing factors such as the special considerations relevant to investing in senior floating-rate loans. Specifically, the Board noted the experience of the Adviser's 29 bank loan investment professionals and other personnel who provide services to the Portfolio, including four portfolio managers and 15 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Portfolio in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

47

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2005 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint with respect to assets that exceed $10 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

48

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), and Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991and of the Portfolio since 2000	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolio.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of the Portfolio since 2000 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company) (since 2000).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

49

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986 and of the Portfolio since 2000	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2000	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice president of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 71 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

50

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust and the Portfolio	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/31/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	President of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	Since 2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust since 1997 and of the Portfolio since 2000	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolio	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager at PricewaterhouseCoopers LLP (1997-2005). Officer of 71 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Swaffield served as Vice President of the Portfolio since 2000. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

51

This Page Intentionally Left Blank

Investment Adviser of Floating Rate Portfolio
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator of Eaton Vance Floating-Rate Fund
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Floating-Rate Fund

The Eaton Vance Building

255 State Street

Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

1044-12/06  FRSRC

Annual Report October 31, 2006

EATON VANCE
DIVERSIFIED
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Diversified Income Fund as of October 31, 2006

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The Fund

Performance for the Past Year

•     The Fund’s Class A shares had a total return of 6.84% during the year ended October 31, 2006.(1) This return resulted from an increase in net asset value per share (NAV) to $9.77 on October 31, 2006, from $9.76 on October 31, 2005, and the reinvestment of $0.637 in dividends.

•  The Fund’s Class B shares had a total return of 6.05% during the year ended October 31, 2006.(1) This return resulted from an increase in NAV per share to $9.76 on October 31, 2006, from $9.75 on October 31, 2005, and the reinvestment of $0.563 in dividends.

•     The Fund’s Class C shares had a total return of 6.16% during the year ended October 31, 2006.(1) This return resulted from an increase in NAV per share to $9.77 on October 31, 2006, from $9.75 on October 31, 2005, and the reinvestment of $0.564 in dividends.

•     In comparison, the Merrill Lynch U.S. High Yield Master II Index – an unmanaged index of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market – had a total return of 10.34% during the same period.(2) The S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar-denominated leveraged loans – had a total return of 6.49% during the same period.(2) The Lehman Brothers Intermediate Government Bond Index – an unmanaged index of U.S. government bonds with maturities between one and 10 years – had a total return of 4.47% during the same period.(2)

Recent Fund Developments

•     The Fund’s primary investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary objective of high current income.

•     The Fund is structured as a “fund-of-funds” and, accordingly, currently pursues its objectives by investing its assets in three registered investment companies (each a “Portfolio”) that are managed by Eaton Vance Management or its affiliates: Boston Income Portfolio, which normally invests primarily in high-yield, high-risk corporate bonds; Floating Rate Portfolio, which normally invests primarily in interests in senior floating-rate loans; and Government Obligations Portfolio, which primarily invests in mortgage-backed securities (MBS) issued by the U.S. Government or one of its agencies or instrumentalities.

•     During the period, the high-yield market was characterized by modest credit spreads, record issuance and strong demand from investors searching for yield. In the Boston Income Portfolio, management positioned its bond investments defensively through an emphasis on short duration and senior high-yield paper. Auto company credit bonds were among the leading performers, responding well to the prospect of company reorganizations. Health care, telecom and energy bonds were also strong contributors.(3)

•     The segment of the Fund investing in the Floating Rate Portfolio benefited from an environment of rising short-term interest rates through the first half of the period. While loan prices declined slightly during the fiscal year, the loan market enjoyed generally stable fundamentals, including a low default rate. Record new issuance from strong merger and acquisition activity met with robust investor demand. As a result, supply/demand balance was closer to equilibrium than in recent years.(3)

•     In the Government Obligations Portfolio, prepayment rates for MBS continued to edge lower during the period. Spreads on seasoned MBS – the Portfolio’s current focus when investing in MBS – remained at historically tight levels. The MBS market continued to be well supported by strong demand from foreign buyers.(3)

(1)These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, returns would be lower.

(2)It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index returns are available as of month-end only.

(3)Portfolio investments may not be representative of the Portfolios’ current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Shares of the Fund are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

1

Eaton Vance Diversified Income Fund as of October 31, 2006

FUND PERFORMANCE

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Merrill Lynch U.S. High Yield Master II Index, an unmanaged index of below-investment-grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; the Lehman Brothers Intermediate Government Bond Index, an unmanaged index of U.S. government bonds with maturities between one and 10 years; and the S&P/LSTA Leveraged Loan Index, an unmanaged index of U.S. dollar-denominated leveraged loans. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Merrill Lynch U.S. High Yield Master II Index, the Lehman Brothers Intermediate Government Bond Index and the S&P/LSTA Leveraged Loan Index. Class A total returns are presented at net asset value and maximum public offering price (POP). The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Average Annual Total Returns (at net asset value)
One Year	6.84%	6.05%	6.16%
Life of Fund†	5.32	4.48	4.54

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	1.73%	1.05%	5.16%
Life of Fund†	2.65	1.99	4.54

†Inception dates: Class A: 12/7/04; Class B: 12/7/04; Class C: 12/7/04

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, returns would be lower. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Diversification by Sectors(2)

By Total Investments

(2)As of October 31, 2006. Sectors are shown as a percentage of the Fund’s total investments. Fund statistics may not be representative of the Portfolios’ current or future investments and are subject to change due to active management.

Comparison of Change in Value of a $10,000 Investment in Eaton Vance Diversified Income Fund, Class A shares vs. the Merrill Lynch U.S. High Yield Master II Index, the Lehman Brothers Intermediate Government Bond Index and the S&P/LSTA Leveraged Loan Index*

December 31, 2004 – October 31, 2005

* Source: Thomson Financial. Class A of the Fund commenced investment operations on 12/7/04.

A $10,000 hypothetical investment on 12/7/04 at net asset value in Class B shares and Class C shares, respectively, would have been valued at $10,869 ($10,381 after deduction of the applicable CDSC) and $10,880, respectively, on 10/31/06. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index returns are available as of month-end only.

2

Eaton Vance Diversified Income Fund as of October 31, 2006

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 – October 31, 2006).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Diversified Income Fund

	Beginning Account Value (5/1/06)	Ending Account Value (10/31/06)	Expenses Paid During Period* (5/1/06 – 10/31/06)
Actual
Class A	$1,000.00	$1,033.40	$5.59
Class B	$1,000.00	$1,029.50	$9.41
Class C	$1,000.00	$1,030.60	$9.42
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.55
Class B	$1,000.00	$1,015.90	$9.35
Class C	$1,000.00	$1,015.90	$9.35

* Expenses are equal to the Fund's annualized expense ratio of 1.09% for Class A shares, 1.84% for Class B shares and 1.84% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2006. The example reflects the expenses of the Fund and the Portfolios.

3

Eaton Vance Diversified Income Fund as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investment in Boston Income Portfolio, at value (identified cost, $103,343,853)	$104,238,038
Investment in Floating Rate Portfolio, at value (identified cost, $104,088,474)	104,148,778
Investment in Government Obligations Portfolio, at value (identified cost, $104,131,037)	104,288,282
Receivable for Fund shares sold	1,562,081
Prepaid expenses	961
Total assets	$314,238,140
Liabilities
Payable for Fund shares redeemed	$937,091
Dividends payable	507,045
Payable to affiliate for distribution and service fees	169,272
Payable to affiliate for Trustees' fees	282
Accrued expenses	87,872
Total liabilities	$1,701,562
Net Assets	$312,536,578
Sources of Net Assets
Paid-in capital	$313,920,669
Accumulated net realized loss from Portfolios (computed on the basis of identified cost)	(2,567,489)
Accumulated undistributed net investment income	71,664
Net unrealized appreciation from Portfolios (computed on the basis of identified cost)	1,111,734
Total	$312,536,578
Class A Shares
Net Assets	$144,829,882
Shares Outstanding	14,820,009
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.77
Maximum Offering Price Per Share (100 ÷ 95.25 of $9.77)	$10.26
Class B Shares
Net Assets	$31,826,647
Shares Outstanding	3,259,737
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.76
Class C Shares
Net Assets	$135,880,049
Shares Outstanding	13,914,835
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.77
On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest and other income allocated from Portfolios	$16,820,671
Dividend income allocated from Portfolios	55,352
Security lending income allocated from Portfolios, net	437,474
Expenses allocated from Portfolios	(1,682,616)
Net investment income from Portfolios	$15,630,881
Expenses
Trustees' fees and expenses	$3,507
Distribution and service fees Class A	281,026
Class B	270,762
Class C	1,129,177
Transfer and dividend disbursing agent fees	145,647
Custodian fee	145,052
Registration fees	63,108
Legal and accounting services	54,098
Printing and postage	30,584
Miscellaneous	3,022
Total expenses	$2,125,983
Net investment income	$13,504,898
Realized and Unrealized Gain (Loss) from Portfolios
Net realized gain (loss) — Investment transactions (identified cost basis)	$169,285
Financial futures contracts	266,412
Swap contracts	32,633
Foreign currency and forward foreign currency exchange contract transactions	(294,390)
Net realized gain	$173,940
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$2,326,682
Financial futures contracts	7,972
Swap contracts	6,959
Foreign currency and forward foreign currency exchange contract transactions	(95,904)
Net change in unrealized appreciation (depreciation)	$2,245,709
Net realized and unrealized gain	$2,419,649
Net increase in net assets from operations	$15,924,547

See notes to financial statements

4

Eaton Vance Diversified Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Period Ended October 31, 2005(1)
From operations — Net investment income	$13,504,898	$3,775,571
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	173,940	(594,474)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	2,245,709	(1,133,975)
Net increase in net assets from operations	$15,924,547	$2,047,122
Distributions to shareholders — From net investment income Class A	$(7,323,426)	$(2,369,812)
Class B	(1,562,528)	(512,591)
Class C	(6,522,201)	(2,006,640)
Total distributions to shareholders	$(15,408,155)	$(4,889,043)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$82,726,214	$98,157,284
Class B	13,707,120	23,497,760
Class C	63,879,837	92,621,826
Net asset value of shares issued to shareholders in payment of distributions declared Class A	5,159,127	1,714,177
Class B	973,870	303,413
Class C	4,393,885	1,295,084
Cost of shares redeemed Class A	(30,170,684)	(11,713,909)
Class B	(4,834,978)	(1,540,982)
Class C	(22,404,604)	(2,884,333)
Net increase in net assets from Fund share transactions	$113,429,787	$201,432,320
Net increase in net assets	$113,946,179	$198,590,399

Net Assets	Year Ended October 31, 2006	Period Ended October 31, 2005(1)
At beginning of year	$198,590,399	$—
At end of year	$312,536,578	$198,590,399
Accumulated undistributed net investment income included in net assets
At end of year	$71,664	$33,498

(1) For the period from the start of business, December 7, 2004, to October 31, 2005.

See notes to financial statements

5

Eaton Vance Diversified Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Year Ended October 31, 2006(2)	Period Ended October 31, 2005(1)(2)
Net asset value — Beginning of year	$9.760	$10.000
Income (loss) from operations
Net investment income	$0.561	$0.430
Net realized and unrealized gain (loss)	0.086	(0.108)
Total income from operations	$0.647	$0.322
Less distributions
From net investment income	$(0.637)	$(0.562)
Total distributions	$(0.637)	$(0.562)
Net asset value — End of period	$9.770	$9.760
Total Return(3)	6.84%	3.29%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$144,830	$86,858
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.09%	1.17	%(5)(6)
Expenses after custodian fee reduction(4)	1.09%	1.17	%(5)(6)
Net investment income	5.75%	4.84	%(5)(6)
Portfolio Turnover of the Boston Income Portfolio	68%	71%
Portfolio Turnover of the Floating Rate Portfolio	50%	57%
Portfolio Turnover of the Government Obligations Portfolio	2%	30%

(1)  For the period from the commencement of operations, December 7, 2004, to October 31, 2005.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Annualized.

(6)  The investment adviser waived a portion of its advisory fee and the administrator subsidized certain operating expenses (equal to 0.03%).

See notes to financial statements

6

Eaton Vance Diversified Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Year Ended October 31, 2006(2)	Period Ended October 31, 2005(1) (2)
Net asset value — Beginning of year	$9.750	$10.000
Income (loss) from operations
Net investment income	$0.488	$0.365
Net realized and unrealized gain (loss)	0.085	(0.120)
Total income from operations	$0.573	$0.245
Less distributions
From net investment income	$(0.563)	$(0.495)
Total distributions	$(0.563)	$(0.495)
Net asset value — End of period	$9.760	$9.750
Total Return(3)	6.05%	2.49%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$31,827	$21,926
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.84%	1.92	%(5)(6)
Expenses after custodian fee reduction(4)	1.84%	1.92	%(5)(6)
Net investment income	5.01%	4.11	%(5)(6)
Portfolio Turnover of the Boston Income Portfolio	68%	71%
Portfolio Turnover of the Floating Rate Portfolio	50%	57%
Portfolio Turnover of the Government Obligations Portfolio	2%	30%

(1)  For the period from the commencement of operations, December 7, 2004, to October 31, 2005.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Annualized.

(6)  The investment adviser waived a portion of its advisory fee and the administrator subsidized certain operating expenses (equal to 0.03%).

See notes to financial statements

7

Eaton Vance Diversified Income Fund as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Year Ended October 31, 2006(2)	Period Ended October 31, 2005(1)(2)
Net asset value — Beginning of year	$9.750	$10.000
Income (loss) from operations
Net investment income	$0.489	$0.362
Net realized and unrealized gain (loss)	0.095	(0.117)
Total income from operations	$0.584	$0.245
Less distributions
From net investment income	$(0.564)	$(0.495)
Total distributions	$(0.564)	$(0.495)
Net asset value — End of period	$9.770	$9.750
Total Return(3)	6.16%	2.49%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$135,880	$89,806
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)	1.84%	1.92	%(5)(6)
Expenses after custodian fee reduction(4)	1.84%	1.92	%(5)(6)
Net investment income	5.02%	4.08	%(5)(6)
Portfolio Turnover of the Portfolio	68%	71%
Portfolio Turnover of the Floating Rate Portfolio	50%	57%
Portfolio Turnover of the Boston Income Portfolio	2%	30%

(1)  For the period from the commencement of operations, December 7, 2004, to October 31, 2005.

(2)  Net investment income per share was computed using average shares outstanding.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolios' allocated expenses.

(5)  Annualized.

(6)  The investment adviser waived a portion of its advisory fee and the administrator subsidized certain operating expenses (equal to 0.03%).

See notes to financial statements

8

Eaton Vance Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Diversified Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 7, 2004. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund currently invests all of its investable assets in the following three registered investment companies (each, a Portfolio) managed by Eaton Vance or its affiliates: Boston Income Portfolio, Floating Rate Portfolio, and Government Obligations Portfolio (the Portfolios). Each Portfolio is organized as a New York Trust. The investment objectives and policies of the Portfolios together are similar to those of the Fund. The value of the Fund's investment in each Portfolio reflects the Fund's proportionate interest in the net assets of the Boston Income Portfolio, Floating Rate Portfolio, and Government Obligations Portfolio (5.6%, 1.4%, and 14.3%, respectively, at October 31, 2006). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio's financial statements is available on the EDGAR Database on the Securities and Exchange Commission's website (www.sec.gov), at the Commission's public reference room in Washington, DC or upon request from the Fund's principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Boston Income Portfolio's valuation policies are as follows: Investments listed on securities exchanges or NASDAQ are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments and senior floating-rate loan interests (other than short-term obligations), including listed investments and investments for which quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Floating Rate Portfolio's valuation policies are as follows: The Portfolio's investments are primarily in interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a Matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its

9

Eaton Vance Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the Agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. The value of interest rate swaps will be based on dealer quotations. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Over-the-counter options are valued at the mean between the bid and the asked price provided by dealers. Financial futures contracts listed on the commodity exchanges and exchange traded options are valued at closing settlement prices. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Government Obligations Portfolio's valuation policies are as follows: Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS") normally are valued by independent pricing services. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Options are valued at last sale price on a U.S. exchange or board of trade or, in the absence of a sale, at the mean between the last bid and asked price. Financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Securities for which there is no such quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $2,203,859 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2013 ($1,151,435) and October 31, 2014 ($1,052,424).

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are

10

Eaton Vance Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

reported as a reduction of expenses in the Statement of Operations.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

2  Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest all distributions in shares of the same class of the Fund at the net asset value as of the close of business on the ex-dividend date. Distributions are paid in the form of additional shares of the same class of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the period from the start of business, December 7, 2004 to October 31, 2005, and for the year ended October 31, 2006, were as follows:

	Year Ended October 31, 2006	Period Ended October 31, 2005
Distributions declared from:

Ordinary income	$15,408,155	$4,889,043

During the year ended October 31, 2006, accumulated paid-in capital was decreased by $415,447, accumulated undistributed net investment income was increased by $1,941,423, and accumulated net realized loss was increased by $1,525,976 primarily due to differences between book and tax accounting for amortization/accretion, paydown losses and foreign currency transactions. This change had no effect on the net assets or the net asset value per share.

As of October 31, 2006 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$669,052
Capital loss carryforwards	$(2,203,859)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies for financial futures and swaps contracts, the timing of recognizing distributions and wash sales.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Year Ended October 31, 2006	Period Ended October 31, 2005(1)
Sales	8,485,953	9,912,542
Issued to shareholders electing to receive payments of distributions in Fund shares	529,161	173,874
Redemptions	(3,094,584)	(1,186,937)
Net increase	5,920,530	8,899,479

11

Eaton Vance Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Class B	Year Ended October 31, 2006	Period Ended October 31, 2005(1)
Sales	1,407,384	2,374,101
Issued to shareholders electing to receive payments of distributions in Fund shares	99,979	30,814
Redemptions	(496,300)	(156,241)
Net increase	1,011,063	2,248,674
Class C	Year Ended October 31, 2006	Period Ended October 31, 2005(1)
Sales	6,557,592	9,369,671
Issued to shareholders electing to receive payments of distributions in Fund shares	450,961	131,513
Redemptions	(2,302,235)	(292,667)
Net increase	4,706,318	9,208,517

(1)  For the period from the start of business, December 7, 2004 to October 31, 2005.

4  Investment Advisor Fee and other Transactions with Affiliates

Eaton Vance Management (EVM) serves as the investment adviser and administrator of the Fund, providing the Fund with investment advisory services (relating to the investment of the Fund's assets in the Portfolios). EVM does not receive a fee for serving as the Fund's investment adviser and administrator. The Portfolios have engaged Boston Management & Research (BMR), a subsidiary of EVM, to render investment advisory services and the Fund is allocated its share of the investment advisory fee paid by each Portfolio in which it invests.

Except for Trustees of the Fund and the Portfolios who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2006, no significant amounts have been deferred. Certain officers and Trustees of the Fund and Portfolios are officers of the above organization.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the year ended October 31, 2006, EVM received $10,209 in sub-transfer agent fees.

The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds principal underwriter, received $91,558 as its portion of the sales charge on sales of Class A for the year ended October 31, 2006.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended October 31, 2006 amounted to $281,026 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $203,071 and $846,883 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2006, representing 0.75% of the average daily net assets for Class B and Class C shares. At October 31, 2006, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $1,401,000 and $7,973,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding

12

Eaton Vance Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Uncovered Distribution Charges to EVD. Service fees paid or accrued for the year ended October 31, 2006 amounted to $67,691 and $282,294 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge (CDSC) in the event of redemption within 18 months of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) were sublect to a 1% CDSC if redeemed within 12 months or purchase. A CDSC generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $4,707, $71,386 and $47,255 of CDSC paid by shareholders for Class A, Class B, and Class C shares, respectively, for the year ended October 31, 2006.

7  Investment Transactions

For the year ended October 31, 2006, increases and decreases in the Fund's investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals
Boston Income Portfolio	$36,255,135	$6,413,427
Floating Rate Portfolio	37,309,945	4,116,037
Government Obligations Portfolio	38,302,845	3,717,108

8  Investment in Portfolios

For the year ended October 31, 2006, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

	Boston Income Portfolio	Floating Rate Portfolio	Government Obligations Portfolio	Total
Interest income	$7,111,707	$5,924,125	$3,784,839	$16,820,671
Dividend income	55,274	78	—	55,352
Security lending income	—	—	437,474	437,474
Expenses	(555,510)	(457,711)	(669,395)	(1,682,616)
Net investment income	$6,611,471	$5,466,492	$3,552,918	$15,630,881
Net realized gain (loss) — Investment transactions (identified cost basis)	$503,014	$(67,245)	$(266,484)	$169,285
Financial futures contracts	—	—	266,412	266,412
Swap contracts	15,985	16,648	—	32,633
Foreign currency and forward foreign currency exchange contract transactions	945	(295,335)	—	(294,390)
Net realized gain (loss)	$519,944	$(345,932)	$(72)	$173,940
Change in unrealized appreciation (depreciation) Investments	$1,713,082	$132,613	$480,987	$2,326,682
Financial futures contracts	—	—	7,972	7,972
Swap contracts	(8,701)	15,660	—	6,959
Foreign currency and forward foreign currency exchange contracts	755	(96,659)	—	(95,904)
Net change in unrealized appreciation (depreciation)	$1,705,136	$51,614	$488,959	$2,245,709

9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years

13

Eaton Vance Diversified Income Fund as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

14

Diversified Income Fund as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Income Fund, a series of Eaton Vance Mutual Funds Trust (the "Fund") at October 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 27, 2006

15

Eaton Vance Diversified Fund as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

17

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Diversified Income Fund (the "Fund") with Eaton Vance Management ("EVM"), as well as the investment advisory agreements of the Boston Income Portfolio, the Floating Rate Portfolio and the Government Obligations Portfolio, the portfolios in which the Fund invests (the "Portfolios"), each with Boston Management and Research ("BMR"), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an "Adviser" herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by BMR and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios and rebalances if the Fund's allocation varies more than 3% from the pre-determined fixed allocation percentages.

The Board considered BMR's management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans, high-yield debt, and other investments. With respect to the Floating Rate Portfolio, the Board noted the experience of BMR's 29 bank loan investment professionals and other personnel who provide services to the Portfolios, including four portfolio managers and 15 analysts. With respect to the Boston Income Portfolio, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. With respect to the Government Obligations Portfolio, the Board noted the Adviser's experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund in the complex by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

18

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period since inception (December 2004) ended September 30, 2005 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund's performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Fund directly or indirectly through its pro rata share of the expenses of each Portfolio (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees, including administrative fees, and total expense ratio for the period from inception ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted that, at its request, the Adviser had agreed to add a breakpoint for the Floating Rate Portfolio with respect to assets that exceed $10 billion and for the Boston Income Portfolio with respect to assets that exceed $5 billion. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and the Portfolios to continue to share such benefits equitably.

19

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Floating Rate Portfolio (FRP) and Government Obligations Portfolio (GOP) (the Portfolios) are responsible for the overall management and supervision of the Trust's and Portfolios' affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "Parametric" refers to Parametric Portfolio Associates and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Fund and Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee	Trustee of the Trust since 1991; of GOP since 1992; of FRP since 2000 and of BIP since 2001	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust and the Portfolios.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Trustee of the Trust since 1986; of GOP since 1993; of FRP since 2000; of BIP since 2001 and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	170	None

20

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund and Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Trustee of the Trust since 1986; of GOP since 1993; of FRP since 2000 and of BIP since 2001	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust and GOP since 1998; of FRP since 2000 and of BIP since 2001	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees
Name and Date of Birth	Position(s) with the Fund and Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President of the Trust	Since 2002	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

Kevin S. Dyer 2/21/75	Vice President of the Trust	Since 2005	Assistant Vice President of EVM and BMR. Officer of 25 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of BIP	Since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine Johnston 11/9/72	Vice President of GOP	Since 2006	Vice President of EVM and BMR. Officer of 3 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 45 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Trust	Since 1999	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 86 registered investment companies managed by EVM or BMR.

21

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Fund and Portfolios	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)
Scott H. Page 11/30/59	Vice President of FRP	Since 2000	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President of the Trust	Since 2006	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 76 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President of the Trust	Since 2001	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Susan Schiff 3/31/61	Vice President of the Trust and GOP	Vice President of the Trust since 2002 and of GOP since 1993	Vice President of EVM and BMR. Officer of 30 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	President of the Portfolio	Since 2002(2)	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	President of GOP	Since 2002(2)	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of BIP	Since 2002(2)	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer of the Trust	2005(2)	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Secretary of the Trust and GOP since 1997; of FRP since 2000 and of BIP since 2001	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Dan A. Maalouly 3/25/62	Treasurer of the Portfolios	Since 2005	Vice President of EVM and BMR. Previously, Senior Manager of PricewaterhouseCoopers LLP (1997-2005). Officer of 71 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(2)  Prior to 2002, Mr. Swaffield served as Vice President of FRP since 2000, Mr. Venezia served as Vice President of GOP since 1993 and Mr. Weilheimer served as Vice President of BIP since 2001. Prior to 2005, Ms. Campbell served as Assistant Treasurer of the Trust since 1995.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance's website at www.eatonvance.com or by calling 1-800-225-6265.

22

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Investment Adviser of Eaton Vance Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

PricewaterhouseCoopers LLP

125 High Street
Boston, MA 02110-1707

Eaton Vance Diversified Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

2320-12/06  DISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Tax-Managed Small Cap Value Fund, Eaton Vance Tax-Managed Mid-Cap Core Fund,  Eaton Vance Multi-Cap Opportunity Fund, Eaton Vance Tax-Managed Value Fund, Eaton Vance Tax-Managed International Equity Fund, Eaton Vance Tax-Managed Small-Cap Growth Fund,  Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance High Income Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate High Income Fund, Eaton Vance Strategic Income Fund, Eaton Vance Low Duration Fund, Eaton Vance Government Obligations Fund, Eaton Vance Diversified Income Fund, Eaton Vance Equity Research Fund ,Eaton Vance Tax-Managed Dividend Income Fund , Eaton Vance Dividend Income Fund, Eaton Vance International Equity Fund and Eaton Vance Structured Emerging Markets Fund  (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 25 series (the “Series”).  The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.

With the exception of Tax-Managed Dividend Income Fund, the following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended October 31, 2004 and October 31, 2005 or for those Funds which have not completed two years of operations, for such fiscal periods as indicated on the following tables,  by the Fund’s principal accountant for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods. Eaton Vance Tax-Managed Dividend Income Fund recently changed its fiscal year end from April 30 to October 31. Accordingly the tables for this Fund show fee information for the past two fiscal years ended April 30, 2006 and period from May 1, 2006 to October 31, 2006.

Eaton Vance Tax-Managed Small-Cap Value Fund

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$8,720	$9,020

Audit-Related Fees(1)	0	0

Tax Fees(2)	$6,090	6,320

All Other Fees(3)	0	0

Total	$14,810	$15,340

Eaton Vance Tax-Managed Mid-Cap Core Fund

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$8,720	$9,020

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,300	6,540

All Other Fees(3)	0	0

Total	$15,020	$15,560

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$10,840	$11,230

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,090	6,320

All Other Fees(3)	0	0

Total	$16,930	$17,550

Eaton Vance Tax-Managed Value Fund

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$12,055	$12,490

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,300	6,540

All Other Fees(3)	0	0

Total	$18,355	$19,030

Eaton Vance Tax-Managed International Equity Fund

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$10,840	$11,230

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,195	6,430

All Other Fees(3)	0	0

Total	$17,035	$17,660

Eaton Vance Tax-Managed Small-Cap Growth Fund

Fiscal Years Ended	10/31/05*	10/31/06

Audit Fees	$21,855	$15,490

Audit-Related Fees(1)	0	0

Tax Fees(2)	12,600	6,540

All Other Fees(3)	0	0

Total	$34,455	$22,030

*  These totals represent the 2005 numbers for Tax-Managed Small-Cap Growth 1.1 and 1.2, the two have become one Tax-Managed Small-Cap Growth.

Eaton Vance Tax Managed Equity Asset Allocation Fund

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$46,775	$48,590

Audit-Related Fees(1)	0	0

Tax Fees(2)	16,800	17,440

All Other Fees(3)	0	0

Total	$63,575	$66,030

Eaton Vance High Income Fund

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$12,055	$12,490

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,090	6,320

All Other Fees(3)	0	0

Total	$18,145	$18,810

Eaton Vance Floating-Rate Fund

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$12,055	$12,490

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,300	6,540

All Other Fees(3)	0	0

Total	$18,355	$19,030

Eaton Vance Floating-Rate High Income Fund

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$12,055	$12,490

Audit-Related Fees(1)	0	0

Tax Fees(2)	6,300	6,540

All Other Fees(3)	0	0

Total	$18,355	$19,030

Eaton Vance Strategic Income Fund

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$31,300	$34,300

Audit-Related Fees(1)	0	0

Tax Fees(2)	19,175	20,325

All Other Fees(3)	0	0

Total	$50,475	$54,625

Eaton Vance Low Duration Fund

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$22,300	$24,400

Audit-Related Fees(1)	0	0

Tax Fees(2)	11,450	12,125

All Other Fees(3)	0	0

Total	$33,750	$36,525

Eaton Vance Government Obligations Fund

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$22,600	$24,700

Audit-Related Fees(1)	0	0

Tax Fees(2)	13,450	14,275

All Other Fees(3)	0	0

Total	$36,050	$38,975

Eaton Vance Diversified Income Fund

Fiscal Years Ended	10/31/05*	10/31/06

Audit Fees	$25,100	$27,500

Audit-Related Fees(1)	0	0

Tax Fees(2)	13,050	15,150

All Other Fees(3)	0	0

Total	$38,150	$42,650

* For the period from commencement of operations on November 7, 2004 to October 31, 2005

Eaton Vance Equity Research Fund

Fiscal Years Ended	10/31/05	10/31/06

Audit Fees	$23,100	$25,300

Audit-Related Fees(1)	0	0

Tax Fees(2)	$9,125	9,675

All Other Fees(3)	0	0

Total	$32,225	$34,975

Eaton Vance Tax-Managed Dividend Income Fund

Fiscal Years Ended	04/30/06	10/31/06

Audit Fees	$46,775	$48,590

Audit-Related Fees(1)	0	0

Tax Fees(2)	8,400	9,620

All Other Fees(3)	0	0

Total	$55,175	$58,210

Eaton Vance Dividend Income Fund

Fiscal Years Ended	10/31/06*

Audit Fees	$11,360

Audit-Related Fees(1)	0

Tax Fees(2)	8,000

All Other Fees(3)	0

Total	$19,360

* For the period from commencement of operations on November 30, 2005 to October 31, 2006

Eaton Vance International Equity Fund

Fiscal Years Ended	10/31/06*

Audit Fees	$11,360

Audit-Related Fees(1)	0

Tax Fees(2)	8,000

All Other Fees(3)	0

Total	$19,360

* For the period from commencement of operations on May 31, 2006 to October 31, 2006

Eaton Vance Structured Emerging Markets Fund

Fiscal Years Ended	10/31/06*

Audit Fees	$73,400

Audit-Related Fees(1)	0

Tax Fees(2)	14,050

All Other Fees(3)	0

Total	$87,450

* For the period from commencement of operations on June 30, 2006 to October 31, 2006

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (October 31 or December 31).  In addition, the Series differ as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP (“PWC) as a principal accountant and other Series have Deloitte & Touche LLP (“D&T”) as a principal accountant. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal Years	12/31/04		10/31/05		12/31/05		10/31/06
Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Audit Fees	$67,800	$21,885	$0	$37,220	$74,200	$22,670	$0	$43,070

Audit-Related Fees(1)	0	0	0	0	0	0	0	0

Tax Fees(2)	$29,725	$11,130	0	$18,585	$31,500	$11,550	0	$19,290

All Other Fees(3)	0	0	0	0	0	0	0	0

Total	$97,525	$33,015	$0	$55,805	$105,700	$34,220	$0	$62,360

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended October 31, 2005 and October 31, 2006, $35,000 was billed for each such fiscal year by D&T, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last 2 fiscal years of each Series.

Fiscal Years	12/31/04		10/31/05		12/31/05		10/31/06
Ended	PWC	D&T	PWC	D&T	PWC	D&T	PWC	D&T

Registrant(1)	$29,725	$11,130	$0	$18,585	$31,500	$11,550	$0	$19,290

Eaton Vance(2)	$98,305	$223,443	$33,235	$223,443	$83,416	$42,100	$68,486	$72,100

(1)   Includes all of the Series of the Trust.

(2)   During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	December 19, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 19, 2006

By:	/s/ Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	December 19, 2006